UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1.

Reports to Stockholders

Fidelity® Limited Term Municipal Income Fund Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Limited Term Municipal Income Fund	1.18%	2.00%	2.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$13,243	Fidelity® Limited Term Municipal Income Fund
$15,853	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Lead Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable), net of fees, trailed the 1.46% gain of the Barclays® 1–6 Year Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted relative returns, including both price appreciation and income, over time. The fund’s yield curve positioning – meaning how the fund was invested across bonds of various maturities – helped performance versus the Barclays® index. Specifically, the fund was overweighted in bonds with maturities of 10 years, which were the best-performing securities in the short-maturity spectrum, and underweighted two-year securities, the worst relative performers. Having more exposure than the index to lower-rated investment-grade securities also aided relative results. These securities, which generally offered more yield than higher-rated bonds, were some of the market’s best performers, given ultra-low yields. Detracting from performance versus the index was the fund’s overweighted exposure to Illinois general obligation bonds, securities backed by the city of Chicago and related entities, and New Jersey state-appropriated bonds. These securities lagged the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
New York	13.7	9.8
Florida	11.6	10.9
Texas	9.0	8.7
Illinois	8.6	8.5
California	6.1	8.4

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.9	40.4
Special Tax	11.2	7.8
Electric Utilities	10.1	10.7
Transportation	9.4	10.1
Health Care	7.8	8.8

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	3.2	3.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	2.7	2.8

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	9.9%
AA,A	71.2%
BBB	8.1%
BB and Below	1.0%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	7.7%

As of June 30, 2015
AAA	10.0%
AA,A	70.7%
BBB	7.3%
BB and Below	0.5%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	9.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 92.2%
	Principal Amount (000s)	Value (000s)
Alabama - 0.1%
Montgomery Med. Clinic Facilities:
5% 3/1/20 (a)	$2,890	$3,211
5% 3/1/25 (a)	1,500	1,721

TOTAL ALABAMA		4,932

Alaska - 0.6%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,271
5% 9/1/22	1,200	1,451
Series B:
5% 9/1/18	3,685	4,071
5% 9/1/20	2,000	2,333
5% 9/1/22	1,425	1,724
Series C:
5% 9/1/18	1,000	1,105
5% 9/1/19	2,150	2,446
5% 9/1/20	1,260	1,470
5% 9/1/22	1,000	1,210
Series D:
5% 9/1/19	3,895	4,431
5% 9/1/20	2,000	2,333

TOTAL ALASKA		23,845

Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A, 5% 10/1/16 (FSA Insured)	13,000	13,429
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	552
5% 12/1/19	600	679
5% 12/1/20	820	947
5% 12/1/21	1,105	1,296
5% 12/1/22	800	949
5% 12/1/23	1,000	1,199
5% 12/1/24	1,500	1,808
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.5% 9/1/16	1,385	1,430
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18	1,000	1,107
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,913
Glendale Gen. Oblig. Series 2015:
4% 7/1/19 (FSA Insured)	600	647
5% 7/1/22 (FSA Insured)	1,000	1,175
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	878
5% 7/1/22 (FSA Insured)	1,170	1,388
5% 7/1/23 (FSA Insured)	1,395	1,673
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	983
4% 7/1/20	1,360	1,512
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 B, 5% 7/1/16	5,090	5,205
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,607
5% 12/1/22	2,470	2,951
5% 12/1/23	3,425	4,145
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,637
Series 2012 A:
5% 7/1/18	825	902
5% 7/1/19	1,550	1,748
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2009 A, 5% 1/1/26	500	560
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011:
5% 7/1/16 (Escrowed to Maturity)	3,055	3,123
5% 7/1/17 (Escrowed to Maturity)	3,315	3,521
5% 7/1/18 (Escrowed to Maturity)	3,365	3,694

TOTAL ARIZONA		69,658

California - 6.1%
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A, 0% 10/1/19	3,600	3,317
Series 2013 A, 5% 10/1/22	2,190	2,645
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (b)	5,200	5,230
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (b)	15,600	16,523
5% 9/1/20	20,000	23,320
California Health Facilities Fing. Auth. Rev. Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.81%, tender 7/1/17 (b)	4,000	4,032
California Infra Eco Dev. Bank Rev. Bonds Series 2013 A1, 0.29%, tender 1/7/16 (b)	17,000	17,001
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.6%, tender 2/1/16 (b)(c)(d)	22,855	22,855
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,935
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,201
(Univ. Proj.) Series 2011 B:
5% 10/1/18	2,740	3,033
5% 10/1/19	1,490	1,697
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/18	6,475	7,161
5% 10/1/19	5,000	5,686
5% 10/1/20	2,525	2,945
Series 2012 A, 5% 4/1/21	1,000	1,180
Series 2012 G, 5% 11/1/22	1,250	1,515
(Various Judicial Council Projects) Series 2011 D, 5% 12/1/19	4,100	4,686
Series 2009 J, 5% 11/1/17	2,300	2,473
Series 2010 A:
5% 3/1/16	2,000	2,015
5% 3/1/17	5,405	5,675
California Statewide Cmntys. Dev. Auth. Rev. Bonds:
Series 2002 C, 5%, tender 5/1/17 (b)	4,000	4,218
Series 2009 E2, 5%, tender 5/1/17 (b)	2,000	2,109
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 4% 6/1/21	3,500	3,925
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/19	4,400	4,998
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2010 A, 5% 8/1/17	5,000	5,326
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
4.625% 3/1/18	1,500	1,617
5% 3/1/19	2,935	3,285
Los Angeles Unified School District Ctfs. of Prtn. (Multiple Properties Proj.) Series 2010 A:
5% 12/1/16	2,025	2,104
5% 12/1/17	9,790	10,532
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. (Refing. Proj.) Series 2009, 5% 8/1/17 (FSA Insured)	2,130	2,266
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,190
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,195
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (d)	2,500	2,922
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,639
5% 9/1/24 (FSA Insured)	2,300	2,823
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A:
4% 6/1/17	1,750	1,826
5% 6/1/17	3,700	3,913
5% 6/1/18	6,470	7,034
Sacramento Muni. Util. District Elec. Rev. Series 2011 X, 5% 8/15/21	4,000	4,786
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A:
5% 8/1/16	5,450	5,587
5% 8/1/18	8,000	8,663
San Diego Cmnty. College District Series 2007, 0% 8/1/16 (FSA Insured)	1,160	1,155
San Pablo Calif Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,685
State Ctr. Cmnty. College District Series 2007 A, 5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	9,480	10,117
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,131

TOTAL CALIFORNIA		233,171

Colorado - 0.4%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (b)	5,285	6,115
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2014 A, 5% 6/1/23	3,860	4,638
E-470 Pub. Hwy. Auth. Rev. Series 2015 A:
5% 9/1/19	1,000	1,130
5% 9/1/20	1,000	1,151
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5% 6/1/17	500	530

TOTAL COLORADO		13,564

Connecticut - 2.7%
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	2,700	2,700
Series 2009 B, 5% 3/1/18	3,470	3,772
Series 2012 C, 5% 6/1/21	23,420	27,459
Series 2013 A:
0.24% 3/1/16 (b)	1,100	1,100
0.35% 3/1/17 (b)	1,400	1,397
Series 2014 C, 5% 12/15/16	16,070	16,741
Series 2014 D, 2% 6/15/16	3,400	3,425
Series 2015 E, 5% 8/1/17	26,395	28,138
Connecticut Health & Edl. Facilities Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (b)	2,715	2,735
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	6,905	7,303
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	6,188

TOTAL CONNECTICUT		100,958

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,844
5% 1/1/21	2,000	2,323

TOTAL DELAWARE, NEW JERSEY		5,167

District Of Columbia - 0.3%
District of Columbia Gen. Oblig. Series 2007 B, 5% 6/1/16 (AMBAC Insured)	3,555	3,622
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18 (b)	8,500	9,082

TOTAL DISTRICT OF COLUMBIA		12,704

Florida - 11.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,175
Series 2015 C:
5% 7/1/21	650	764
5% 7/1/22	3,725	4,427
5% 7/1/23	3,000	3,607
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,181
Series A:
5% 10/1/22 (d)	3,000	3,540
5% 10/1/23 (d)	4,020	4,776
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/19	7,000	7,877
5% 7/1/20	15,070	17,336
Series 2015 A:
5% 7/1/19	2,000	2,251
5% 7/1/20	4,000	4,601
5% 7/1/21	4,500	5,275
5% 7/1/22	3,500	4,166
5% 7/1/23	2,750	3,310
5% 7/1/24	1,320	1,599
Series 2015 B:
5% 7/1/19	2,000	2,251
5% 7/1/20	3,000	3,451
5% 7/1/21	6,235	7,308
5% 7/1/22	1,275	1,518
5% 7/1/23	2,750	3,310
5% 7/1/24	1,145	1,387
Series A, 5.25% 7/1/17 (AMBAC Insured)	7,015	7,466
Citizens Property Ins. Corp.:
Series 2009 A1, 6% 6/1/17	1,275	1,365
Series 2012 A1, 5% 6/1/17	15,295	16,158
Clearwater Wtr. and Swr. Rev. Series 2011:
4% 12/1/16	1,265	1,304
5% 12/1/17	1,685	1,816
5% 12/1/18	685	759
5% 12/1/19	1,820	2,069
5% 12/1/20	1,000	1,162
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011:
5% 10/1/16	1,530	1,578
5% 10/1/17	1,455	1,553
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	8,600	9,938
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 C:
5% 6/1/16	3,000	3,057
5% 6/1/20	3,625	4,116
Series 2012 C, 5% 6/1/16	3,585	3,653
Florida Dept. of Envir. Protection Rev. Series 2012 A, 5% 7/1/19	15,800	17,821
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/17	700	722
5% 2/1/18	1,790	1,886
5% 2/1/19	1,450	1,553
5% 2/1/20	2,025	2,194
Florida Gen. Oblig. Series 2015 A, 4% 7/1/17	17,295	18,124
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,169
5% 10/1/22	2,000	2,291
5% 10/1/23	1,270	1,464
5% 10/1/24	2,000	2,317
5% 10/1/25	1,750	2,036
5% 10/1/26	2,000	2,308
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	3,136
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2011 C:
5% 10/1/19	1,705	1,932
5% 10/1/20	1,000	1,159
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,522
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 4% 7/1/17	1,500	1,572
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,077
5% 7/1/22	2,000	2,375
5% 7/1/23	2,000	2,398
Indian River County Wtr. & Swr. Rev. 5% 9/1/17	1,000	1,069
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,238
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,415
5% 10/1/20	2,000	2,318
5% 10/1/21	2,000	2,360
5% 10/1/22	1,000	1,194
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,253
5% 7/1/20	1,000	1,155
5% 7/1/21	2,000	2,351
5% 7/1/22	2,000	2,383
5% 7/1/23	2,000	2,366
Series 2014 A, 5% 7/1/24	625	757
Series 2014 B:
5% 7/1/22	1,500	1,788
5% 7/1/23	3,250	3,907
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,671
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,607
5% 11/1/21	6,275	7,315
5% 11/1/22	2,915	3,437
5% 11/1/23	7,650	9,108
Series 2015 A:
5% 5/1/19	1,000	1,116
5% 5/1/20	2,095	2,392
5% 5/1/21	4,000	4,635
5% 5/1/22	3,720	4,360
5% 5/1/23	6,500	7,700
Series 2015 B, 5% 5/1/24	29,560	35,201
Series 2015 D, 5% 2/1/24	14,945	17,732
Series 2016 A, 5% 8/1/27 (a)	5,560	6,666
Miami-Dade County School District Series 2015, 5% 3/15/17	3,225	3,390
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,407
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5% 10/1/16	1,325	1,366
Series 2009, 5.25% 10/1/19	1,245	1,398
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,128
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 C, 5% 10/1/17	1,500	1,607
Series 2010 C, 5% 10/1/17	1,895	2,026
Series 2011 B:
5% 10/1/18	2,250	2,485
5% 10/1/19	2,325	2,640
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,077
5% 12/1/20	880	994
5% 12/1/21	1,100	1,255
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,000	4,367
4% 8/1/21	4,040	4,548
5% 8/1/19	3,000	3,379
5% 8/1/21	5,300	6,247
Series 2015 B:
5% 8/1/19	2,735	3,086
5% 8/1/20	1,750	2,020
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,373
5% 10/1/19	1,100	1,238
5% 10/1/20	1,000	1,150
5% 10/1/21	1,000	1,170
5% 10/1/22	1,000	1,185
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011:
5% 10/1/17 (d)	4,465	4,764
5% 10/1/19 (d)	2,025	2,274
5% 10/1/18 (d)	2,745	3,009
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,702
5% 10/1/18 (Escrowed to Maturity)	2,260	2,503
Series 2011, 5% 10/1/19	5,590	6,364
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010:
5% 11/15/16	2,500	2,596
5% 11/15/17	1,605	1,725
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/16 (FSA Insured) (d)	6,000	6,191
5% 10/1/17 (FSA Insured) (d)	5,000	5,331
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	2,067
Titusville Wtr. & Swr. Rev. Series 2010, 5% 10/1/17 (Assured Guaranty Corp. Insured)	1,135	1,217
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	300	329
5% 8/1/19	310	349

TOTAL FLORIDA		439,611

Georgia - 3.2%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,188
5% 1/1/23	1,000	1,203
5% 1/1/24	1,150	1,411
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	12,500	12,722
2.2%, tender 4/2/19 (b)	9,700	9,837
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/19	4,000	4,452
5% 1/1/20	4,000	4,573
Georgia Gen. Oblig. Series 2014 D, 5% 7/1/16	23,900	24,443
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,209
(Proj. One):
Series 2008 A, 5.25% 1/1/17 (Berkshire Hathaway Assurance Corp. Insured)	7,925	8,282
Series 2008 D:
5.75% 1/1/19	14,890	16,572
5.75% 1/1/20	3,555	3,956
Series B, 5% 1/1/17	2,750	2,867
Series GG:
5% 1/1/16	680	680
5% 1/1/20	675	768
5% 1/1/21	1,670	1,946
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,693
5% 10/1/22	1,000	1,189
5% 10/1/23	2,420	2,907
Series R, 5% 10/1/21	5,000	5,874
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (b)	4,715	4,785
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	2,000	2,273
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009:
5% 1/1/16	2,415	2,415
5% 1/1/18	1,530	1,643

TOTAL GEORGIA		119,888

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (d)	4,000	4,474
Hawaii Gen. Oblig. Series DR, 5% 6/1/16 (Escrowed to Maturity)	2,895	2,948
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (d)	1,400	1,567
5% 8/1/20 (d)	3,050	3,486
5% 8/1/21 (d)	550	639
5% 8/1/22 (d)	2,075	2,442
5% 8/1/23 (d)	1,435	1,705

TOTAL HAWAII		17,261

Illinois - 8.6%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (FGIC Insured)	10,000	7,793
Series 2008 C:
5.25% 12/1/23	7,665	7,410
5.25% 12/1/24	955	917
Series 2009 D:
4% 12/1/16 (Assured Guaranty Corp. Insured)	950	967
5% 12/1/17 (Assured Guaranty Corp. Insured)	4,115	4,274
5% 12/1/18 (Assured Guaranty Corp. Insured)	2,335	2,447
Series 2010 F, 5% 12/1/20	760	746
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999:
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	6,968
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,788
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	8,734
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	12,576
Series 2009 A, 5% 1/1/22	1,265	1,317
Series 2012 C, 5% 1/1/23	3,220	3,385
4.5% 1/1/20	1,150	1,191
5% 1/1/23	2,920	3,091
Chicago Metropolitan Wtr. Reclamation District Greater Chicago:
Series 2014 C, 5% 12/1/17	3,975	4,276
Series 2014 D, 5% 12/1/17	3,425	3,685
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	707
5% 1/1/21	400	461
5% 1/1/23	2,500	2,944
5% 1/1/22	5,000	5,845
5% 1/1/23	5,900	6,948
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	263
5% 1/1/20	300	319
5% 1/1/21	400	427
5% 1/1/22	300	321
5% 1/1/23	535	573
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/17 (d)	1,000	1,043
Series 2010 E, 5% 1/1/16 (d)	1,500	1,500
Series 2011 B, 5% 1/1/18	6,500	6,998
Series 2012 A, 5% 1/1/21	1,400	1,620
Series 2012 B, 5% 1/1/21 (d)	4,605	5,246
Series 2013 B, 5% 1/1/22	4,000	4,701
Series 2013 D, 5% 1/1/22	3,220	3,784
Chicago Park District Gen. Oblig. Series 2014 D:
4% 1/1/17	1,050	1,075
4% 1/1/18	2,255	2,356
Chicago Sales Tax Rev. Series 1998, 5.5% 1/1/16 (FGIC Insured) (FSA Insured)	1,710	1,710
Chicago Transit Auth. Cap. Grant Receipts Rev.:
5% 6/1/19 (Assured Guaranty Corp. Insured)	2,085	2,151
5% 6/1/19 (Pre-Refunded to 12/1/16 @ 100)	415	431
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,421
5% 1/1/23	1,200	1,340
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,289
Series 2010 A, 5.25% 11/15/22	4,960	5,494
Series 2011 A, 5.25% 11/15/22	1,000	1,122
Series 2012 C:
5% 11/15/19	3,200	3,490
5% 11/15/20	7,210	7,967
5% 11/15/21	4,970	5,543
5% 11/15/22	1,250	1,404
Series 2014 A:
5% 11/15/20	1,000	1,105
5% 11/15/21	500	558
5% 11/15/22	1,000	1,123
Cook County Thorton Township High School District #205 5.5% 12/1/16 (Assured Guaranty Corp. Insured)	2,500	2,607
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/30 (b)	10,000	9,984
Illinois Fin. Auth. Rev.:
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/16	2,060	2,092
5% 5/15/17	3,520	3,709
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19	2,650	2,982
(Rush Univ. Med. Ctr. Proj.) Series 2006 B, 5% 11/1/16 (Escrowed to Maturity)	1,700	1,763
Bonds Series E, 2.25%, tender 4/29/22 (b)	22,930	23,254
Series 2012 A, 5% 5/15/23	1,300	1,511
Series 2012:
5% 9/1/18	1,160	1,254
5% 9/1/19	1,115	1,231
5% 9/1/20	1,470	1,648
5% 9/1/21	2,045	2,322
5% 9/1/22	3,530	4,047
Series 2015 A:
5% 11/15/24	1,525	1,804
5% 11/15/25	1,950	2,321
5% 11/15/26	2,000	2,373
5% 11/15/20	1,650	1,893
5% 11/15/22	500	590
5% 11/15/24	1,955	2,350
Illinois Gen. Oblig.:
Series 2004, 5% 11/1/16	11,000	11,350
Series 2005, 5% 4/1/17 (AMBAC Insured)	8,050	8,074
Series 2007 B, 5% 1/1/17	9,835	10,177
Series 2010:
5% 1/1/16 (FSA Insured)	3,200	3,200
5% 1/1/21 (FSA Insured)	1,600	1,746
Series 2012:
5% 3/1/19	5,500	5,892
5% 8/1/19	2,660	2,868
5% 8/1/20	6,900	7,534
5% 8/1/21	1,400	1,542
5% 8/1/22	5,800	6,396
Series 2013, 5% 7/1/22	1,265	1,394
Series 2014, 5% 2/1/22	3,000	3,301
Illinois Health Facilities Auth. Rev.:
(Delnor-Cmnty. Hosp. Proj.) Series 2003 A, 5% 5/15/16 (FSA Insured)	2,325	2,363
Series 2003 A, 5% 5/15/17 (FSA Insured)	2,150	2,265
Illinois Sales Tax Rev. Series 2009 B:
4.5% 6/15/16	5,000	5,087
4.5% 6/15/17	6,075	6,372
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2006 A2, 5% 1/1/31 (Pre-Refunded to 7/1/16 @ 100)	2,100	2,147
McHenry County Conservation District Gen. Oblig.:
Series 2014:
5% 2/1/19	2,285	2,546
5% 2/1/20	2,275	2,602
Series 2014. 5% 2/1/23	2,225	2,676
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5% 6/1/16	1,000	1,017
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	740	736
0% 11/1/16 (FSA Insured)	2,235	2,213

TOTAL ILLINOIS		327,077

Indiana - 2.4%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	826
5% 8/15/23	1,000	1,191
Indiana Fin. Auth. Rev.:
Series 2010 A, 5% 2/1/17	2,800	2,931
Series 2012:
5% 3/1/20	650	725
5% 3/1/21	1,225	1,392
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	954
5% 10/1/22	1,600	1,916
Series 2014 A:
5% 10/1/20	375	434
5% 10/1/21	380	448
5% 10/1/22	675	806
Series 2015 A:
5% 10/1/24	1,495	1,830
5% 10/1/25	1,625	1,973
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (b)	4,000	4,112
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (b)	9,900	9,979
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,633
5% 1/1/20	1,250	1,425
Indianapolis Thermal Energy Sys. Series 2010 B:
5% 10/1/16	5,000	5,159
5% 10/1/17	5,000	5,343
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,078
4% 1/15/20	1,345	1,479
4% 1/15/21	1,250	1,386
5% 7/15/19	1,680	1,890
5% 7/15/20	1,170	1,351
5% 7/15/21	1,000	1,169
Purdue Univ. Rev.:
(Student Facilities Sys. Proj.) Series 2009 B:
4% 7/1/17	500	524
5% 7/1/16	500	511
Series Z-1:
5% 7/1/16	1,215	1,242
5% 7/1/17	1,000	1,063
5% 7/1/18	1,500	1,648
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (b)	8,500	8,528
Univ. of Southern Indiana Rev. Series J, 5% 10/1/16 (Assured Guaranty Corp. Insured)	1,165	1,203
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (b)(d)	20,745	24,190

TOTAL INDIANA		90,339

Iowa - 0.0%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/16 (Assured Guaranty Corp. Insured)	1,700	1,709
Kansas - 0.4%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/16	875	909
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	3,100	2,824
Wichita Hosp. Facilities Rev.:
(Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/16 (Escrowed to Maturity)	5,410	5,621
Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,502
5% 11/15/20 (Escrowed to Maturity)	2,745	3,220

TOTAL KANSAS		15,076

Kentucky - 0.9%
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (b)	9,000	9,280
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/19	1,000	1,098
5% 6/1/20	1,410	1,569
5% 6/1/21	1,000	1,118
5% 6/1/22	1,560	1,746
5% 6/1/24	1,690	1,910
Kentucky State Property & Buildings Commission Rev. (#82 Proj.) 5.25% 10/1/17 (FSA Insured)	2,450	2,636
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2003 A, 1.65%, tender 4/3/17 (b)	6,000	6,037
Series 2007 B:
1.15%, tender 6/1/17 (b)	2,600	2,599
1.6%, tender 6/1/17 (b)	8,050	8,096

TOTAL KENTUCKY		36,089

Louisiana - 1.5%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	10,432
5% 6/1/21 (FSA Insured)	5,000	5,829
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.641%, tender 5/1/17 (b)	25,000	24,941
Louisiana Pub. Facilities Auth. Rev. (Christus Health Proj.) Series 2009 A, 5% 7/1/16	2,000	2,041
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,757
5% 7/1/22	1,000	1,189
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,229
Reg'l. Transit Auth. Louisiana Sales Tax Rev. 4% 12/1/16 (FSA Insured)	1,000	1,031
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,500	5,199

TOTAL LOUISIANA		55,648

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,821
5% 7/1/22	1,850	2,211
5% 7/1/24	2,350	2,879

TOTAL MAINE		7,911

Maryland - 1.7%
Maryland Gen. Oblig.:
Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	6,053
Series 2012 B, 5% 8/1/16	6,400	6,569
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2012 D, 0.993%, tender 11/15/17 (b)	14,000	14,050
Series 2013 A:
0.743%, tender 5/15/18 (b)	4,700	4,686
0.763%, tender 5/15/18 (b)	7,100	7,080
Series 2015:
5% 7/1/19	400	441
5% 7/1/22	900	1,027
5% 7/1/23	1,000	1,149
5% 7/1/24	2,000	2,311
5% 7/1/25	1,770	2,054
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20	16,000	18,105

TOTAL MARYLAND		63,525

Massachusetts - 1.3%
Braintree Gen. Oblig. Series 2009, 5% 5/15/16	4,400	4,475
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,544
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.):
Series Q1, 4% 7/1/16	1,000	1,018
Series Q2:
4% 7/1/16	1,000	1,018
5% 7/1/17	1,370	1,455
(Tufts Med. Ctr. Proj.) Series I, 5% 1/1/16	1,300	1,300
Bonds Series 2013 U-6E, 0.56%, tender 1/7/16 (b)	5,900	5,901
4.5% 11/15/18 (c)	2,500	2,502
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (d)	4,725	5,167
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	12,700	14,925
Series 2006 D, 5% 8/1/22 (Pre-Refunded to 8/1/16 @ 100)	4,500	4,618
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,878

TOTAL MASSACHUSETTS		48,801

Michigan - 2.5%
Detroit Swr. Disp. Rev. Series 2006 D, 0.818% 7/1/32 (b)	4,070	3,767
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,372
5% 5/1/20	2,635	3,025
5% 5/1/21	2,150	2,515
5% 5/1/22	1,850	2,198
Grand Valley Michigan State Univ. Rev. Series 2009, 5% 12/1/16	1,320	1,372
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,378
5% 11/15/19	1,000	1,130
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/16 (Escrowed to Maturity)	2,290	2,332
5% 6/1/17 (Escrowed to Maturity)	1,410	1,493
5% 6/1/18 (Escrowed to Maturity)	2,430	2,660
Series 2015 A:
5% 8/1/22	2,400	2,819
5% 8/1/23	3,800	4,512
Michigan Hosp. Fin. Auth. Rev. Bonds:
Series 1999 B3, 0.3%, tender 2/3/16 (b)	25,000	25,000
Series 2005 A4, 1.625%, tender 11/1/19 (b)	8,630	8,606
Series 2010 F3, 1.4%, tender 6/29/18 (b)	1,900	1,909
Series 2010 F4, 1.95%, tender 4/1/20 (b)	6,545	6,625
Michigan Muni. Bond Auth. Rev. (Local Govt. Ln. Prog.) Series 2009 C, 5% 5/1/16	1,865	1,889
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,740
5% 9/1/23	500	594
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,576
5% 11/1/19	2,775	3,156
5% 5/1/20	3,630	4,168
5% 11/1/20	1,745	2,032
5% 5/1/21	4,110	4,808

TOTAL MICHIGAN		93,676

Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,183
5% 1/1/23	1,000	1,200
Series 2014 B:
5% 1/1/21 (d)	2,290	2,632
5% 1/1/22 (d)	2,000	2,337
5% 1/1/23 (d)	1,000	1,178
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1, 5% 2/15/16 (Assured Guaranty Corp. Insured)	565	568
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/16	1,000	1,000
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,195
5% 1/1/23	1,500	1,818
5% 1/1/24	1,000	1,222

TOTAL MINNESOTA		14,333

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.54% 9/1/17 (b)	3,080	3,081
Missouri - 0.0%
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	832
Nebraska - 0.1%
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,191
Series C, 4% 1/1/16	2,195	2,195

TOTAL NEBRASKA		3,386

Nevada - 1.5%
Clark County School District:
Series 2012 A, 5% 6/15/19	24,610	27,683
Series 2014 A, 5.5% 6/15/16	2,700	2,760
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	13,691
Series 2012 B, 5% 8/1/20	2,230	2,593
Series 2013 D1:
5% 3/1/23	4,500	5,476
5% 3/1/24	2,700	3,263

TOTAL NEVADA		55,466

New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2012:
4% 7/1/20	2,705	2,846
4% 7/1/21	1,520	1,595
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/17	3,000	3,136
5% 2/1/18	2,500	2,702

TOTAL NEW HAMPSHIRE		10,279

New Jersey - 5.2%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,000	3,337
5% 2/15/21	2,500	2,811
5% 2/15/22	2,500	2,835
5% 2/15/23	2,750	3,136
New Jersey Ctfs. of Prtn. Series 2009 A, 5% 6/15/16	6,500	6,623
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19	8,030	8,887
Series 2011 EE:
5% 9/1/20	1,350	1,473
5% 9/1/20 (Escrowed to Maturity)	3,650	4,238
Series 2012 II:
5% 3/1/21	6,800	7,431
5% 3/1/22	6,290	6,903
Series 2012, 5% 6/15/18	5,600	5,954
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	9,144
Series 2014 PP, 5% 6/15/19	17,000	18,311
New Jersey Edl. Facility Series 2014:
5% 6/15/20	11,000	11,956
5% 6/15/21	11,000	12,062
New Jersey Gen. Oblig. Series O:
5% 8/1/17	6,940	7,341
5.25% 8/1/22	3,930	4,607
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2013:
5% 12/1/18 (d)	6,000	6,505
5% 12/1/19 (d)	3,850	4,243
New Jersey Tpk. Auth. Tpk. Rev.:
Series 1991 C, 6.5% 1/1/16 (Escrowed to Maturity)	200	200
Series 2013 A, 5% 1/1/24	4,345	5,175
Series 2013 C, 0.49% 1/1/17 (b)	16,000	15,973
New Jersey Trans. Trust Fund Auth.:
Series 2003 A, 5.5% 12/15/16 (FSA Insured)	5,000	5,199
Series 2003 B, 5.25% 12/15/19	3,870	4,223
Series 2003 B. 5.25% 12/15/19	5,500	6,002
Series 2012 AA, 5% 6/15/19	1,500	1,613
Series 2013 A:
5% 12/15/19	6,455	6,984
5% 6/15/20	18,000	19,604
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,549

TOTAL NEW JERSEY		198,319

New Mexico - 1.0%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (b)	11,000	11,066
Series 2011, 1.875%, tender 4/1/20 (b)	6,290	6,323
New Mexico Edl. Assistance Foundation:
Series 2009 B, 4% 9/1/16	7,000	7,151
Series 2010 A1, 4% 12/1/16	6,750	6,949
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/17 (FSA Insured)	4,480	4,727

TOTAL NEW MEXICO		36,216

New York - 11.4%
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,201
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	716
Metropolitan Trans. Auth. Svc. Contract Rev. Series 2002 A, 5.5% 7/1/17	5,000	5,357
New York City Gen. Oblig.:
Series 2008 C, 5.25% 8/1/17	2,280	2,439
Series 2010 F, 5% 8/1/17	8,365	8,916
Series 2011 B, 5% 8/1/17	1,000	1,066
Series 2012 C, 4% 8/1/17	2,740	2,878
Series 2014 J, 3% 8/1/16	5,600	5,683
Series 2014 K, 3% 8/1/16	3,900	3,958
Series 2015 C:
5% 8/1/23	10,000	12,192
5% 8/1/24	5,000	6,176
5% 8/1/25	1,700	2,093
Series 2015 F1, 3% 6/1/17	14,370	14,822
Series J8, 0.39% 8/1/21 (b)	7,500	7,500
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 3% 7/15/17	9,565	9,892
New York City Transitional Fin. Auth. Rev.:
Series 2003 B, 5% 2/1/20	3,000	3,439
Series 2010 B:
5% 11/1/17	11,740	12,631
5% 11/1/17 (Escrowed to Maturity)	18,260	19,608
5% 11/1/20	5,950	6,799
Series 2010 D:
5% 11/1/17	8,015	8,623
5% 11/1/17 (Escrowed to Maturity)	2,100	2,257
Series 2012 A:
5% 11/1/17	6,180	6,649
5% 11/1/17 (Escrowed to Maturity)	820	881
5% 11/1/20	4,500	5,252
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev.:
(State Univ. Proj.) Series 2012 A, 5% 5/15/20	4,000	4,625
Series 2012 A, 4% 5/15/20	8,000	8,912
New York Dorm. Auth. Personal Income Tax Rev. Series 2012 A, 5% 12/15/20	8,500	9,943
New York Dorm. Auth. Revs.:
Series 2008 D, 5.25% 8/15/17 (FSA Insured)	7,000	7,490
Series 2009 A, 5% 7/1/16	8,390	8,571
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/17	90,000	94,664
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,956
Series 2008 B2:
5% 11/15/19	6,185	7,026
5% 11/15/20	5,500	6,390
5% 11/15/21	4,000	4,738
Series 2012 B, 5% 11/15/22	2,000	2,408
Series 2012 D, 5% 11/15/18	2,515	2,784
Series 2012 E:
4% 11/15/19	4,000	4,391
5% 11/15/21	2,435	2,884
Series 2012 F, 5% 11/15/19	5,000	5,680
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	20,400	22,872
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/17	1,000	1,054
Series 2011 A1:
5% 4/1/17	1,500	1,582
5% 4/1/18	3,500	3,812
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/17 (d)	8,890	9,243
New York Urban Dev. Corp. Rev.:
Series 2009 C, 5% 12/15/16	17,000	17,711
Series 2011 A, 5% 3/15/21	18,425	21,654
Tobacco Settlement Fing. Corp.:
Series 2011, 5% 6/1/16	20,000	20,372
Series 2013 B, 5% 6/1/21	3,400	3,462
Triborough Bridge & Tunnel Auth. Revs. Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	2,930	2,960

TOTAL NEW YORK		432,212

North Carolina - 1.1%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/17	1,000	1,046
4% 6/1/18	1,280	1,366
4% 6/1/20	1,000	1,109
5% 6/1/19	1,305	1,466
Mecklenburg County Pub. Facilities Corp. Series 2009:
5% 3/1/16	5,870	5,914
5% 3/1/18	1,500	1,626
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2010 A, 5% 1/1/16 (Escrowed to Maturity)	6,035	6,035
North Carolina Gen. Oblig. Series 2014 A, 5% 6/1/16	8,095	8,249
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/16	1,000	1,018
5% 6/1/17	3,220	3,400
5% 6/1/18	3,820	4,147
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,945
5% 1/1/23	1,500	1,812

TOTAL NORTH CAROLINA		43,133

Ohio - 3.0%
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 8/15/20 (b)	35,000	39,519
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	3,035	3,087
5% 6/1/17	3,500	3,694
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,953
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 4% 12/1/16	1,000	1,030
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,396
5% 6/15/23	1,855	2,088
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,133
5% 12/1/20	2,205	2,506
5% 12/1/21	2,045	2,362
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010:
5% 6/1/16 (FSA Insured)	1,105	1,125
5% 6/1/17 (FSA Insured)	1,160	1,225
Ohio Air Quality Dev. Auth. Rev.:
Bonds (First Energy Nuclear Generation Proj.) Series 2006 A, 3.75%, tender 12/3/18 (b)	13,300	13,760
Series 2009 C, 5.625% 6/1/18	1,395	1,469
Ohio Bldg. Auth. (Administrative Bldg. Fund Proj.) Series 2010 C, 5% 10/1/16	1,250	1,291
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2010 A, 5% 9/15/17	2,600	2,784
(Higher Ed. Proj.) Series 2010 A, 5% 8/1/17	3,290	3,507
Series 2011 A, 5% 8/1/17	3,070	3,273
Series 2012 C, 5% 9/15/21	4,350	5,193
Series 2013 B, 4% 6/15/16	2,200	2,236
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5% 1/15/17	1,000	1,040
Ohio State Univ. Gen. Receipts Series 2010 A:
5% 12/1/16	4,720	4,908
5% 12/1/16 (Escrowed to Maturity)	280	291
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (b)	10,225	10,404

TOTAL OHIO		115,274

Oklahoma - 0.4%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015, 5% 10/1/17	450	481
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23	2,600	3,066
Series 2004 A, 2.375% 12/1/21	1,350	1,365
Series 2012, 5% 2/15/21	1,600	1,859
Tulsa County Independent School Disctrict #9 Series 2015, 2% 4/1/17	3,000	3,045
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,794

TOTAL OKLAHOMA		15,610

Oregon - 0.0%
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/16	1,750	1,766
Pennsylvania - 5.2%
Allegheny County Arpt. Auth. Rev. Series A, 5% 1/1/16 (FSA Insured) (d)	1,000	1,000
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2006 A, 3.5%, tender 6/1/20 (b)	5,250	5,379
Series 2006 B, 3.5%, tender 6/1/20 (b)	6,000	6,148
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5% 7/1/16	1,000	1,021
5% 7/1/17	1,255	1,328
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	2,200	2,322
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,060
4% 10/1/19	660	705
5% 10/1/20	1,260	1,402
Mount Lebanon School District Series 2015, 4% 2/15/18	865	919
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,623
5% 3/1/19	2,310	2,526
5% 3/1/20	2,140	2,389
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 1/1/22	5,000	5,317
5% 7/1/22	5,200	5,322
5% 1/1/23	3,000	3,006
5% 7/1/23	215	215
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 0.55%, tender 2/1/16 (b)(d)	8,000	7,999
0.6%, tender 1/4/16 (b)(d)	4,000	4,000
Pennsylvania Gen. Oblig.:
Series 2006 1, 5% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	7,000	7,237
Series 2006, 4.25% 3/1/24 (Pre-Refunded to 3/1/17 @ 100)	6,000	6,253
Series 2010 A3, 5% 7/15/16	3,900	3,995
Series 2011, 5% 7/1/21	1,900	2,233
Series 2013 1, 5% 4/1/16	2,655	2,685
5% 6/1/17	9,000	9,526
5% 8/15/17	18,000	19,197
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	386
5% 12/1/21	275	326
5% 12/1/22	855	1,028
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2009 B, 5% 12/1/17	12,500	13,452
Series 2013 A, 0.61% 12/1/17 (b)	6,400	6,350
Philadelphia Gas Works Rev.:
Eighth Series A, 5% 8/1/16	1,000	1,025
Seventeenth Series, 5.375% 7/1/16 (Escrowed to Maturity)	2,300	2,356
Philadelphia Gen. Oblig.:
Series 2008 A, 5% 12/15/16 (FSA Insured)	7,275	7,568
Series 2011:
5.25% 8/1/17	6,165	6,577
5.25% 8/1/18	5,515	6,049
Philadelphia Muni. Auth. Rev. Series 2013 A:
5% 11/15/17	6,635	7,112
5% 11/15/18	3,430	3,760
Philadelphia School District Series 2010 C, 5% 9/1/16	13,610	13,972
Philadelphia Wtr. & Wastewtr. Rev. Series 2010 A, 5% 6/15/16	6,000	6,121
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2010, 5% 2/1/16 (FSA Insured)	5,620	5,640
Pittsburgh School District Series 2010 A, 5% 9/1/16 (FSA Insured)	1,685	1,733
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,089
5% 6/1/19	200	224
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/19	1,305	1,423
5% 4/1/20	1,250	1,385
5% 4/1/21	1,000	1,115
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,352

TOTAL PENNSYLVANIA		195,850

Rhode Island - 0.7%
Rhode Island & Providence Plantations Series 2015 A, 4% 8/1/17	5,000	5,249
Rhode Island Econ. Dev. Corp. Rev. (Dept. of Trans. Proj.) Series 2009 A, 5% 6/15/16 (Assured Guaranty Corp. Insured)	6,625	6,757
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2013 A:
5% 5/15/18	1,000	1,073
5% 5/15/19	1,500	1,647
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,254
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	3,920
5% 6/1/27	1,000	1,108

TOTAL RHODE ISLAND		27,008

South Carolina - 2.0%
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,345
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,235
5% 12/1/26	1,100	1,289
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B:
5% 12/1/17	2,000	2,153
5% 12/1/20	1,000	1,166
Series 2012 C, 5% 12/1/17	10,535	11,340
Series 2014 C:
5% 12/1/22	1,100	1,323
5% 12/1/23	5,000	6,075
Series 2015 C:
5% 12/1/18	15,000	16,639
5% 12/1/19	18,690	21,275
South Carolina Trans. Infrastructure Bank Rev. Series 2012 B, 5% 10/1/17	8,000	8,564

TOTAL SOUTH CAROLINA		76,404

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Reg'l. Health Proj.) Series 2010:
5% 9/1/16	500	514
5% 9/1/17	490	521
Series 2011:
5% 9/1/17	1,100	1,169
5% 9/1/18	1,200	1,311
5% 9/1/19	1,255	1,406
Series 2014 B:
4% 11/1/19	400	435
4% 11/1/20	625	690
4% 11/1/21	500	556
5% 11/1/22	375	442

TOTAL SOUTH DAKOTA		7,044

Tennessee - 0.1%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5% 7/1/16 (d)	1,730	1,766
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A:
5% 7/1/16	1,815	1,854
5% 7/1/17	1,100	1,166

TOTAL TENNESSEE		4,786

Texas - 9.0%
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,364
Austin Independent School District Series 2004, 5% 8/1/17	1,450	1,545
Bastrop Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	2,705	2,843
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/17	2,135	2,274
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,124
Dallas Fort Worth Int'l. Arpt. Rev. Series 2013 F:
5% 11/1/19	2,000	2,274
5% 11/1/20	1,500	1,745
5% 11/1/21	3,000	3,552
5% 11/1/22	5,000	5,990
Dallas Independent School District Series 2014 A, 4% 8/15/16	9,280	9,484
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,771
Dickinson Independent School District Bonds Series 2013, 1.05%, tender 8/1/17 (b)	5,150	5,152
Fort Worth Independent School District Series 2009, 5% 2/15/16	3,690	3,710
Grapevine Gen. Oblig. Series 2009, 5% 2/15/16	1,375	1,382
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Memorial Hermann Health Sys. Proj.) Series 2013 B, 0.41% 6/1/16 (b)	1,590	1,591
Harris County Cultural Ed. Facilities Fin. Corp. Thermal Util. Rev. (TECO Proj.) Series 2009 A, 5% 11/15/16	500	519
Harris County Gen. Oblig. Series 2015 A, 4% 10/1/17	2,500	2,639
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/17 (d)	7,380	7,812
Series 2012 A, 5% 7/1/23 (d)	2,000	2,324
Series A, 5% 7/1/16	1,080	1,104
Houston Independent School District Series 2005 A, 0% 2/15/16	4,500	4,499
Houston Util. Sys. Rev.:
Bonds Series 2012 C, 0.61%, tender 1/7/16 (b)	9,200	9,196
5% 5/15/22	5,000	5,997
5% 5/15/23	7,000	8,505
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,300	1,367
Klein Independent School District Series 2009 A, 5% 8/1/16	2,195	2,253
Lewisville Independent School District Series 2009, 5% 8/15/17	1,170	1,249
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,422
Series 2010, 5% 5/15/17	3,005	3,173
5% 5/15/16	2,355	2,394
5% 5/15/16 (Escrowed to Maturity)	5	5
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B:
5% 7/1/17	2,800	2,975
5% 7/1/18	3,030	3,318
Mansfield Independent School District Series 2009, 4% 2/15/17	1,840	1,909
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 0.6%, tender 2/1/16 (b)(d)	10,550	10,550
North East Texas Independent School District Series 2007 A, 5% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	10,000	10,665
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,800
North Texas Tollway Auth. Rev. Bonds Series 2012 C, 1.95%, tender 1/1/19 (b)	8,500	8,596
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (b)	6,365	6,470
1%, tender 6/1/16 (b)	20,000	20,036
1.2%, tender 8/1/17 (b)	28,800	28,880
Port Houston Auth. Harris County Series 2015 B, 5% 10/1/17 (d)	2,000	2,138
Round Rock Independent School District Series 2015, 5% 8/1/17	5,000	5,328
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,146
San Antonio Elec. & Gas Sys. Rev. Series 2006 A, 5% 2/1/25 (Pre-Refunded to 2/1/16 @ 100)	3,400	3,411
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,146
5% 9/15/21	1,000	1,171
5% 9/15/22	3,440	4,079
San Antonio Wtr. Sys. Rev. Series 2012:
4% 5/15/19	1,500	1,641
5% 5/15/20	6,000	6,946
5% 5/15/21	5,000	5,923
San Jacinto Cmnty. College District Series 2009, 5% 2/15/16	2,000	2,011
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009, 5% 10/1/16	5,795	5,987
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	880
5% 8/15/23	1,000	1,204
Series 2013:
4% 9/1/18	400	424
5% 9/1/19	655	728
5% 9/1/20	915	1,038
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
5.75% 7/1/18	2,600	2,769
5.75% 7/1/18 (Pre-Refunded to 7/1/16 @ 100)	50	51
Texas Gen. Oblig.:
Series 2006, 5% 4/1/27 (Pre-Refunded to 4/1/16 @ 100)	3,700	3,741
Series 2009 A, 5% 10/1/16	3,400	3,512
Series 2014, 5% 10/1/16	10,645	11,002
Texas Muni. Pwr. Agcy. Rev. Series 2010, 5% 9/1/16	750	772
Texas Pub. Fin. Auth. Rev. Series 2014 B:
4% 7/1/17	2,100	2,169
4% 7/1/18	2,200	2,200
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (b)	10,700	12,123
Texas Trans. Commission State Hwy. Fund Rev.:
Series 2007:
5% 4/1/20 (Pre-Refunded to 4/1/17 @ 100)	2,285	2,405
5% 4/1/25 (Pre-Refunded to 4/1/17 @ 100)	2,200	2,315
5% 4/1/26 (Pre-Refunded to 4/1/17 @ 100)	2,000	2,105
Series 2015, 3% 10/1/17	34,000	35,299
Tomball Independent School District 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,105	1,158
Univ. of Texas Board of Regents Sys. Rev.:
Series 2006 B, 5% 8/15/24 (Pre-Refunded to 8/15/16 @ 100)	5,975	6,142
Series 2010 B, 5% 8/15/21	1,800	2,141
Univ. of Texas Permanent Univ. Fund Rev. Series 2015 B, 4% 7/1/17	5,625	5,896

TOTAL TEXAS		341,459

Utah - 0.2%
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/17	1,090	1,162
Utah Gen. Oblig. Series 2009 C, 5% 7/1/16	5,555	5,681

TOTAL UTAH		6,843

Virginia - 1.3%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	659
5% 7/15/21	400	458
Fairfax County Gen. Oblig.:
5% 10/1/19	8,000	9,136
5% 10/1/20	6,710	7,864
5% 10/1/21	3,000	3,595
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,738
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.) Series 2015 D, 5% 2/1/17	12,830	13,434
Virginia Commonwealth Trans. Board Rev. (U.S. Route 58 Corridor Dev. Prog.) Series 2014 B, 5% 5/15/16	2,100	2,136
Virginia Pub. School Auth.:
Series ll, 5% 4/15/16	2,600	2,634
Series Xll, 5% 4/15/16	3,940	3,992
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (b)	2,500	2,531

TOTAL VIRGINIA		49,177

Washington - 1.2%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,572
5% 1/1/21	1,865	2,188
King County Highline School District # 401 Series 2009:
5% 12/1/16	6,350	6,601
5% 12/1/17	2,950	3,179
Port of Seattle Passenger Facilities Charge Rev. Series 2010 B, 5% 12/1/16 (d)	2,500	2,596
Port of Seattle Rev.:
Series 2010 C:
5% 2/1/16 (d)	2,000	2,007
5% 2/1/17 (d)	2,500	2,609
Series 2015 B, 5% 3/1/17	5,000	5,238
Seattle Muni. Lt. & Pwr. Rev. Series 2010 B, 5% 2/1/17	2,000	2,093
Tacoma Elec. Sys. Rev. Series 2013 A:
4% 1/1/20	5,000	5,508
4% 1/1/21	2,000	2,243
5% 1/1/20	3,000	3,421
5% 1/1/21	1,770	2,070
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,487

TOTAL WASHINGTON		46,812

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
Series 2011 A, 2.25%, tender 9/1/16 (b)(d)	7,000	7,041
1.9%, tender 4/1/19 (b)	5,990	6,009

TOTAL WEST VIRGINIA		13,050

Wisconsin - 0.6%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,845
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (d)	1,330	1,520
5% 12/1/22 (d)	1,470	1,719
5.25% 12/1/23 (d)	1,540	1,848
Wisconsin Gen. Oblig.:
Series 2005 D, 5% 5/1/19 (Pre-Refunded to 5/1/16 @ 100)	2,260	2,294
Series 2014 B, 5% 5/1/16	2,600	2,639
Wisconsin Health & Edl. Facilities Series 2014:
4% 5/1/18	375	394
4% 5/1/19	285	301
5% 5/1/20	410	451
5% 5/1/21	640	705
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.) Series 2010, 5% 7/1/16	1,175	1,200
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	1,500	1,577
(Thedacare, Inc. Proj.) Series 2010:
5% 12/15/16	1,440	1,498
5% 12/15/17	1,540	1,656
Series 2012, 5% 10/1/21	1,400	1,637

TOTAL WISCONSIN		23,284

TOTAL MUNICIPAL BONDS
(Cost $3,446,210)		3,502,234

Municipal Notes - 3.4%
Connecticut - 0.7%
New Britain Gen. Oblig. BAN 2.5% 3/25/16	24,000	$24,111
New London BAN 2% 3/24/16	3,155	3,166

TOTAL CONNECTICUT		27,277

Kentucky - 0.1%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	2,165	2,284
New Jersey - 0.3%
Newark Gen. Oblig. TAN Series 2015 A, 1.75% 2/19/16	10,400	10,406
New York - 2.3%
Binghamton Gen. Oblig. BAN Series 2015 B, 2% 11/18/16	11,300	11,404
Lockport City School District BAN:
Series 2015 A, 2% 8/5/16	8,705	8,766
Series 2015 B, 2% 8/5/16	15,000	15,104
Oceanside Union Free School District TAN 2% 6/21/16	13,500	13,588
Rockland County Gen. Oblig. TAN 2% 3/16/16	9,800	9,826
Suffolk County Gen. Oblig. TAN 2% 7/27/16	28,400	28,596

TOTAL NEW YORK		87,284

Ohio - 0.0%
Marietta BAN Series 2015, 1% 5/13/16	1,750	1,752
TOTAL MUNICIPAL NOTES
(Cost $129,054)		129,003
TOTAL INVESTMENT PORTFOLIO - 95.6%
(Cost $3,575,264)		3,631,237
NET OTHER ASSETS (LIABILITIES) - 4.4%		166,204
NET ASSETS - 100%		$3,797,441

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

Legend

 (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,357,000 or 0.7% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	42.9%
Special Tax	11.2%
Electric Utilities	10.1%
Transportation	9.4%
Health Care	7.8%
Escrowed/Pre-Refunded	5.0%
Others* (Individually Less Than 5%)	13.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,575,264)		$3,631,237
Cash		149,580
Receivable for fund shares sold		5,719
Interest receivable		38,550
Prepaid expenses		8
Other receivables		6
Total assets		3,825,100
Liabilities
Payable for investments purchased
Regular delivery	$4,000
Delayed delivery	11,153
Payable for fund shares redeemed	9,685
Distributions payable	1,044
Accrued management fee	1,142
Distribution and service plan fees payable	136
Other affiliated payables	404
Other payables and accrued expenses	95
Total liabilities		27,659
Net Assets		$3,797,441
Net Assets consist of:
Paid in capital		$3,741,567
Distributions in excess of net investment income		(90)
Accumulated undistributed net realized gain (loss) on investments		(9)
Net unrealized appreciation (depreciation) on investments		55,973
Net Assets		$3,797,441
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($377,263.8 ÷ 35,444.82 shares)		$10.64
Maximum offering price per share (100/97.25 of $10.64)		$10.94
Class T:
Net Asset Value and redemption price per share ($21,880.4 ÷ 2,059.45 shares)		$10.62
Maximum offering price per share (100/97.25 of $10.62)		$10.92
Class B:
Net Asset Value and offering price per share ($285.3 ÷ 26.82 shares)(a)		$10.64
Class C:
Net Asset Value and offering price per share ($63,466.0 ÷ 5,974.11 shares)(a)		$10.62
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($3,058,100.2 ÷ 287,819.94 shares)		$10.63
Class I:
Net Asset Value, offering price and redemption price per share ($276,444.8 ÷ 26,004.09 shares)		$10.63

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2015
Investment Income
Interest		$79,012
Expenses
Management fee	$14,105
Transfer agent fees	4,304
Distribution and service plan fees	1,696
Accounting fees and expenses	614
Custodian fees and expenses	40
Independent trustees' compensation	16
Registration fees	166
Audit	57
Legal	17
Miscellaneous	84
Total expenses before reductions	21,099
Expense reductions	(49)	21,050
Net investment income (loss)		57,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		7,031
Total net realized gain (loss)		7,031
Change in net unrealized appreciation (depreciation) on investment securities		(25,919)
Net gain (loss)		(18,888)
Net increase (decrease) in net assets resulting from operations		$39,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,962	$64,659
Net realized gain (loss)	7,031	4,731
Change in net unrealized appreciation (depreciation)	(25,919)	12,153
Net increase (decrease) in net assets resulting from operations	39,074	81,543
Distributions to shareholders from net investment income	(58,133)	(64,660)
Distributions to shareholders from net realized gain	(7,563)	(5,775)
Total distributions	(65,696)	(70,435)
Share transactions - net increase (decrease)	(152,171)	176,760
Redemption fees	42	43
Total increase (decrease) in net assets	(178,751)	187,911
Net Assets
Beginning of period	3,976,192	3,788,281
End of period (including distributions in excess of net investment income of $90 and undistributed net investment income of $112, respectively)	$3,797,441	$3,976,192

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.68	$10.86	$10.83	$10.62
Income from Investment Operations
Net investment income (loss)A	.129	.153	.158	.164	.198
Net realized and unrealized gain (loss)	(.048)	.046	(.170)	.034	.225
Total from investment operations	.081	.199	(.012)	.198	.423
Distributions from net investment income	(.130)	(.153)	(.158)	(.156)	(.205)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.151)	(.169)	(.168)	(.168)	(.213)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.64	$10.71	$10.68	$10.86	$10.83
Total ReturnC,D	.76%	1.87%	(.11)%	1.84%	4.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.79%	.78%	.79%	.77%
Expenses net of fee waivers, if any	.81%	.79%	.78%	.79%	.77%
Expenses net of all reductions	.81%	.79%	.78%	.78%	.77%
Net investment income (loss)	1.21%	1.42%	1.47%	1.51%	1.85%
Supplemental Data
Net assets, end of period (in millions)	$377	$397	$318	$394	$336
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class T

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.85	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.134	.157	.162	.166	.199
Net realized and unrealized gain (loss)	(.049)	.046	(.180)	.044	.226
Total from investment operations	.085	.203	(.018)	.210	.425
Distributions from net investment income	(.134)	(.157)	(.162)	(.158)	(.207)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.155)	(.173)	(.172)	(.170)	(.215)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.62	$10.69	$10.66	$10.85	$10.81
Total ReturnC,D	.80%	1.91%	(.17)%	1.95%	4.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.76%	.75%	.77%	.76%
Expenses net of fee waivers, if any	.77%	.76%	.75%	.77%	.76%
Expenses net of all reductions	.77%	.75%	.75%	.76%	.76%
Net investment income (loss)	1.25%	1.46%	1.50%	1.52%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$22	$25	$24	$25	$26
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class B

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.67	$10.86	$10.82	$10.61
Income from Investment Operations
Net investment income (loss)A	.067	.086	.089	.093	.128
Net realized and unrealized gain (loss)	(.049)	.056	(.180)	.045	.226
Total from investment operations	.018	.142	(.091)	.138	.354
Distributions from net investment income	(.067)	(.086)	(.089)	(.086)	(.136)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.088)	(.102)	(.099)	(.098)	(.144)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.64	$10.71	$10.67	$10.86	$10.82
Total ReturnC,D	.17%	1.33%	(.84)%	1.27%	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.42%	1.43%	1.44%	1.43%
Expenses net of fee waivers, if any	1.40%	1.42%	1.43%	1.44%	1.42%
Expenses net of all reductions	1.40%	1.42%	1.43%	1.43%	1.42%
Net investment income (loss)	.62%	.80%	.82%	.85%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$–	$–	$1	$1	$2
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.84	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.050	.072	.077	.082	.117
Net realized and unrealized gain (loss)	(.049)	.046	(.169)	.035	.226
Total from investment operations	.001	.118	(.092)	.117	.343
Distributions from net investment income	(.050)	(.072)	(.078)	(.075)	(.125)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.071)	(.088)	(.088)	(.087)	(.133)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.62	$10.69	$10.66	$10.84	$10.81
Total ReturnC,D	.01%	1.11%	(.86)%	1.08%	3.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.54%	1.54%	1.53%	1.53%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.53%	1.53%
Expenses net of all reductions	1.55%	1.54%	1.53%	1.53%	1.52%
Net investment income (loss)	.47%	.67%	.72%	.76%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$63	$65	$71	$92	$79
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.85	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.164	.186	.191	.197	.228
Net realized and unrealized gain (loss)	(.039)	.046	(.180)	.045	.227
Total from investment operations	.125	.232	.011	.242	.455
Distributions from net investment income	(.164)	(.186)	(.191)	(.190)	(.237)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.185)	(.202)	(.201)	(.202)	(.245)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.63	$10.69	$10.66	$10.85	$10.81
Total ReturnC	1.18%	2.19%	.10%	2.25%	4.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.47%	.48%
Net investment income (loss)	1.54%	1.73%	1.78%	1.81%	2.14%
Supplemental Data
Net assets, end of period (in millions)	$3,058	$3,225	$3,168	$3,624	$3,523
Portfolio turnover rateF	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.67	$10.85	$10.81	$10.61
Income from Investment Operations
Net investment income (loss)A	.156	.179	.184	.191	.224
Net realized and unrealized gain (loss)	(.048)	.046	(.169)	.045	.216
Total from investment operations	.108	.225	.015	.236	.440
Distributions from net investment income	(.157)	(.179)	(.185)	(.184)	(.232)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.178)	(.195)	(.195)	(.196)	(.240)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.63	$10.70	$10.67	$10.85	$10.81
Total ReturnC	1.02%	2.12%	.14%	2.19%	4.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.55%	.54%	.54%	.52%
Expenses net of fee waivers, if any	.55%	.55%	.54%	.54%	.52%
Expenses net of all reductions	.55%	.54%	.54%	.53%	.52%
Net investment income (loss)	1.47%	1.67%	1.71%	1.76%	2.09%
Supplemental Data
Net assets, end of period (in millions)	$276	$263	$207	$206	$152
Portfolio turnover rateF	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Limited Term Municipal Income and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$62,337
Gross unrealized depreciation	(6,346)
Net unrealized appreciation (depreciation) on securities	$55,991
Tax Cost	$3,575,246

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$55,991

The Fund intends to elect to defer to its next fiscal year $6 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Tax-exempt Income	$58,133	$64,660
Long-term Capital Gains	7,563	5,775
Total	$65,696	$ 70,435

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,102,203 and $1,187,066, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$998	$–
Class T	-%	.25%	57	–(a)
Class B	.65%	.25%	3	2
Class C	.75%	.25%	638	93
			$1,696	$95

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18
Class T	11
Class B(a)	–(b)
Class C(a)	11
$40

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$685.17
Class T	30.13
Class B	–(a)	.11
Class C	105.16
Limited Term Municipal Income	3,033.10
Class I	451.17
	$4,304

 (a) In the amount of less than five hundred dollars.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Class A	$4,860	$4,673
Class T	289	347
Class B	2	3
Class C	303	452
Limited Term Municipal Income	48,674	55,470
Class I	4,005	3,715
Total	$58,133	$64,660
From net realized gain
Class A	$751	$518
Class T	45	36
Class B	1	1
Class C	125	101
Limited Term Municipal Income	6,100	4,778
Class I	541	341
Total	$7,563	$5,775

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Class A
Shares sold	16,831	21,930	$179,831	$235,729
Reinvestment of distributions	483	419	5,154	4,497
Shares redeemed	(18,951)	(15,005)	(202,084)	(161,198)
Net increase (decrease)	(1,637)	7,344	$(17,099)	$79,028
Class T
Shares sold	791	936	$8,447	$10,041
Reinvestment of distributions	30	34	316	360
Shares redeemed	(1,080)	(932)	(11,510)	(9,993)
Net increase (decrease)	(259)	38	$(2,747)	$408
Class B
Shares sold	3	5	$17	$58
Reinvestment of distributions	–(a)	–(a)	3	4
Shares redeemed	(14)	(17)	(144)	(183)
Net increase (decrease)	(11)	(12)	$(124)	$(121)
Class C
Shares sold	1,149	1,064	$12,246	$11,413
Reinvestment of distributions	34	42	359	454
Shares redeemed	(1,330)	(1,668)	(14,162)	(17,881)
Net increase (decrease)	(147)	(562)	$(1,557)	$(6,014)
Limited Term Municipal Income
Shares sold	66,529	76,270	$709,164	$818,051
Reinvestment of distributions	3,861	4,133	41,135	44,337
Shares redeemed	(84,109)	(75,997)	(895,882)	(815,047)
Net increase (decrease)	(13,719)	4,406	$(145,583)	$47,341
Class I
Shares sold	13,372	13,740	$142,602	$147,453
Reinvestment of distributions	335	270	3,575	2,893
Shares redeemed	(12,317)	(8,783)	(131,238)	(94,228)
Net increase (decrease)	1,390	5,227	$14,939	$56,118

 (a) In the amount of less than five hundred shares.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity® Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Limited Term Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Limited Term Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-554-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Class A	.80%
Actual		$1,000.00	$1,009.30	$4.05
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class T	.75%
Actual		$1,000.00	$1,009.60	$3.80
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class B	1.39%
Actual		$1,000.00	$1,007.30	$7.03
Hypothetical-C		$1,000.00	$1,018.20	$7.07
Class C	1.54%
Actual		$1,000.00	$1,005.60	$7.79
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Limited Term Municipal Income	.48%
Actual		$1,000.00	$1,011.90	$2.43
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Class I	.54%
Actual		$1,000.00	$1,010.60	$2.74
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 4.62% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $7,062,307, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class B and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that each of Class A, Class T, and Class I is above the competitive median primarily due to transfer agent fees. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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1.536709.119

Fidelity® Pennsylvania Municipal Income Fund and Fidelity® Pennsylvania Municipal Money Market Fund Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	3.33%	5.31%	4.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,548	Fidelity® Pennsylvania Municipal Income Fund
$15,853	Barclays® Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Mark Sommer:  For the year, the fund gained 3.33%, net of fees, nearly in line with the 3.58% return of the Barclays® Pennsylvania Enhanced Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted total returns, including both price appreciation and income, over time. Having less exposure than the Barclays® Pennsylvania index to lower-rated investment-grade securities detracted from relative results. They were some of the market’s best performers because investors sought assets that offered more yield than higher-rated bonds. In contrast, the fund’s yield curve positioning helped versus the Barclays® Pennsylvania index. Specifically, the fund’s overweighting in bonds with maturities of 5–10 years proved helpful because they outpaced shorter-maturity securities, in which the fund was underweighted. My decision to overweight the health care sector was rewarded. Investors sought bonds with relatively higher yields over the past year, boosting the sector. This, in addition to hospital consolidation activity in the state, proved positive for the sector. My decision to underweight bonds backed by the state of Pennsylvania helped the fund’s performance versus the state index, because they underperformed due to concerns about legislators' inability to negotiate a budget by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	24.2	25.8
Health Care	23.9	20.2
Education	13.1	14.9
Water & Sewer	8.4	6.9
Escrowed/Pre-Refunded	7.5	7.4

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	5.9	5.7

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	6.3	6.3

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	0.1%
AA,A	71.9%
BBB	17.5%
BB and Below	2.0%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	6.4%

As of June 30, 2015
AAA	0.6%
AA,A	81.2%
BBB	11.3%
BB and Below	0.6%
Not Rated	1.6%
Short-Term Investments and Net Other Assets	4.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 93.6%
	Principal Amount	Value
Guam - 0.6%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/17 (a)	$600,000	$634,194
6.25% 10/1/34 (a)	700,000	835,394
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/24 (FSA Insured)	900,000	1,055,286

TOTAL GUAM		2,524,874

Pennsylvania - 91.5%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,140,890
Allegheny County Series C:
5% 12/1/28	1,000,000	1,179,170
5% 12/1/30	1,365,000	1,591,959
Allegheny County Arpt. Auth. Rev.:
(Pittsburgh Int'l. Arpt. Proj.) Series B, 5% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	2,545,000	2,545,305
Series 2006 B:
5% 1/1/21 (FGIC Insured) (a)	3,190,000	3,640,364
5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,650,000	1,908,786
Allegheny County Port Auth. Spl. Rev. 5% 3/1/17	2,000,000	2,096,660
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2010, 5% 6/1/40 (FSA Insured)	6,690,000	7,476,744
5% 12/1/27 (Build America Mutual Assurance Insured)	2,500,000	3,035,425
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,680,767
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2008 A, 2.7%, tender 4/2/18 (b)	4,000,000	4,016,360
Berks County Muni. Auth. Rev. Series 2012 A, 5% 11/1/40	3,590,000	3,926,814
Bethlehem Wtr. Auth. Rev. Series 2014:
5% 11/15/19 (Build America Mutual Assurance Insured)	1,000,000	1,116,360
5% 11/15/20 (Build America Mutual Assurance Insured)	1,000,000	1,137,710
Bucks County Cmnty. College Auth. College Bldg. Rev. 5% 6/15/28	250,000	273,108
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.):
Series 2009 B, 7.125% 7/1/29 (Pre-Refunded to 7/1/19 @ 100)	1,035,000	1,244,939
Series 2015 A:
5% 7/1/26	500,000	578,450
5% 7/1/27	490,000	563,402
5% 7/1/28	540,000	617,085
5% 7/1/29	710,000	805,147
5% 7/1/30	685,000	773,228
5% 7/1/35	1,885,000	2,087,487
5% 7/1/39	6,675,000	7,313,531
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41	2,000,000	2,231,080
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46	2,000,000	2,341,200
Commonwealth Fing. Auth. Rev. Series 2013 A2:
5% 6/1/24	800,000	929,448
5% 6/1/25	1,175,000	1,361,332
5% 6/1/26	1,250,000	1,444,213
5% 6/1/42	12,000,000	13,153,911
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.) Series 2012:
5% 11/1/37	1,520,000	1,689,313
5% 11/1/42	3,000,000	3,307,110
Dauphin County Gen. Auth.:
(Pinnacle Health Sys. Proj.) Series 2009 A, 5.25% 6/1/17	2,055,000	2,129,864
5% 6/1/42	7,410,000	8,055,707
Delaware County Auth. College Rev. (Haverford College Proj.) Series 2010 A, 5% 11/15/31	4,090,000	4,622,886
Delaware County Auth. Univ. Rev.:
Series 2010, 5.25% 12/1/31	2,450,000	2,770,117
Series 2012:
5% 8/1/21	350,000	409,906
5% 8/1/22	300,000	355,752
Series 2014:
5% 8/1/23	1,050,000	1,262,877
5% 8/1/24	1,100,000	1,329,790
Doylestown Hosp. Auth. Hosp. Rev. Series 2013 A, 5% 7/1/27	2,500,000	2,688,800
East Stroudsburg Area School District:
Series 2007 A, 7.5% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,110,300
Series 2014 A:
7.75% 9/1/27 (Pre-Refunded to 9/1/17 @ 100)	4,040,000	4,505,004
7.75% 9/1/27 (Pre-Refunded to 9/1/17 @ 100)	225,000	250,898
Series A, 7.75% 9/1/27 (Pre-Refunded to 9/1/17 @ 100)	3,935,000	4,387,919
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	2,750,000	2,952,593
Fox Chapel Area School District Series 2013:
4% 8/1/22	500,000	565,875
5% 8/1/31	3,080,000	3,584,750
5% 8/1/34	1,000,000	1,153,360
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30	1,770,000	2,003,976
5.375% 7/1/42	2,130,000	2,323,085
Geisinger Auth. Health Sys. Rev. Series 2014 A, 4% 6/1/41	2,000,000	2,047,300
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	711,367
6% 6/1/39	1,625,000	1,824,761
Lancaster County Hosp. Auth. Health Ctr. Rev. (Masonic Homes Proj.) Series 2006, 5% 11/1/20 (Pre-Refunded to 11/1/16 @ 100)	1,065,000	1,102,882
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,888,985
5% 4/1/44	1,295,000	1,466,549
Luzerne County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) Series 2009, 5.5% 12/1/39	2,500,000	2,818,850
Lycoming County Auth. Health Sys. Rev. (Susquehanna Health Sys.) Series 2009 A, 5.5% 7/1/21	3,500,000	3,878,105
Mifflin County School District Series 2007:
7.5% 9/1/26 (XL Cap. Assurance, Inc. Insured)	1,125,000	1,239,053
7.75% 9/1/30 (XL Cap. Assurance, Inc. Insured)	1,175,000	1,295,426
Monroe County Hosp. Auth. Rev. (Pocono Med. Ctr. Proj.) Series 2012 A:
5% 1/1/32	1,400,000	1,533,098
5% 1/1/41	3,240,000	3,473,280
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,500,000	1,818,165
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 2009 A, 5% 6/1/17	2,000,000	2,110,560
Series 2012 A:
5% 6/1/23	3,850,000	4,480,476
5% 6/1/24	1,500,000	1,735,950
Montgomery County Higher Ed. & Health Auth. Rev.:
(Dickinson College Proj.) Series 2006 FF1, 5% 5/1/28 (CDC IXIS Finl. Guaranty Insured)	900,000	912,258
Series 2014 A:
4% 10/1/19	185,000	197,562
5% 10/1/20	215,000	239,164
5% 10/1/21	245,000	272,683
5% 10/1/22	275,000	306,532
5% 10/1/23	305,000	341,902
5% 10/1/24	335,000	377,900
5% 10/1/25	750,000	837,000
5% 10/1/26	1,000,000	1,105,670
5% 10/1/27	1,000,000	1,097,020
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,133,400
5% 4/1/42	1,000,000	1,131,620
Moon Area School District Series 2015 A, 5% 11/15/29	3,000,000	3,501,690
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Hosp. Proj.) Series 2010 A, 5.25% 8/15/16	1,245,000	1,279,711
(St. Luke's Hosp. Proj.) Series 2010 A, 5.25% 8/15/18	1,450,000	1,580,761
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	2,003,033
5% 3/1/25	3,255,000	3,724,306
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/23	340,000	340,000
Pennsylvania Gen. Oblig.:
First Series 2008, 5% 5/15/27	805,000	881,242
Second Series 2007 A, 5% 8/1/25 (Pre-Refunded to 8/1/17 @ 100)	2,500,000	2,666,275
Second Series 2009, 5% 4/15/25	500,000	555,375
Series 2012, 5% 6/1/25	10,000,000	11,748,400
Series 2013, 5% 10/15/27	2,255,000	2,666,763
Series 2015 1, 5% 3/15/31	7,000,000	8,172,220
Series 2015, 5% 3/15/33	2,880,000	3,334,579
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Slippery Rock Univ. Proj.) Series 2007 A, 5% 7/1/39 (XL Cap. Assurance, Inc. Insured)	2,500,000	2,541,500
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/18	250,000	268,463
5% 3/1/20	300,000	338,112
5% 3/1/22	275,000	320,625
5% 3/1/23	585,000	687,030
5% 3/1/42	3,950,000	4,345,514
(Univ. of Pennsylvania Health Sys. Proj.):
Series 2009 A, 5.25% 8/15/22	2,655,000	3,023,461
Series 2011 A, 5.75% 8/15/41	4,980,000	5,861,809
First Series 2012:
5% 4/1/20	750,000	856,665
5% 4/1/21	500,000	584,225
5% 4/1/22	600,000	710,430
5% 4/1/23	800,000	941,568
5% 4/1/24	1,100,000	1,289,024
Series 2010 E, 5% 5/15/31	2,500,000	2,804,825
Series 2010, 5% 9/1/30	1,150,000	1,321,281
Series 2011 A, 5% 9/1/41	2,000,000	2,208,680
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,488,125
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,481,575
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,475,050
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,185,730
Pennsylvania State Univ.:
Series 2008 A, 5% 8/15/29	3,945,000	4,246,674
Series 2010, 5% 3/1/40	4,385,000	4,871,472
Series 2015 A:
5% 9/1/30	1,100,000	1,325,093
5% 9/1/31	1,415,000	1,691,208
5% 9/1/31	4,000,000	4,780,800
5% 9/1/32	1,500,000	1,785,765
Pennsylvania Tpk. Commission Oil Franchise Tax Rev. Series 2003 C, 5% 12/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,316,080
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2006 A:
5% 12/1/25 (Pre-Refunded to 6/1/16 @ 100)	4,345,000	4,425,513
5% 12/1/26 (Pre-Refunded to 6/1/16 @ 100)	3,500,000	3,564,855
Series 2008 B1, 5.5% 6/1/33	4,000,000	4,369,200
Series 2008 C4, 6.25% 6/1/38 (Assured Guaranty Corp. Insured)	2,000,000	2,214,820
Series 2013 A2, 0% 12/1/38 (c)	2,500,000	2,487,300
Series 2014 A, 5% 12/1/31	865,000	1,005,130
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	4,079,955
Philadelphia Gas Works Rev.:
(1998 Gen. Ordinance Proj.):
Ninth Series, 5.25% 8/1/40	8,665,000	9,581,237
Seventh Series, 5% 10/1/37 (AMBAC Insured)	5,245,000	5,444,415
Series 1998 A, 5.25% 8/1/17	3,555,000	3,789,097
5% 8/1/29	2,000,000	2,314,340
5% 8/1/30	1,500,000	1,723,680
5% 8/1/31	1,100,000	1,256,233
Philadelphia Gen. Oblig. Series 2008 A, 5.25% 12/15/32 (FSA Insured)	6,000,000	6,554,280
Philadelphia Hospitals & Higher Ed. Facilities Auth. Health Systems Rev. (Jefferson Health Sys. Proj.) Series 2010 B, 5.25% 5/15/30 (Pre-Refunded to 5/15/20 @ 100)	4,000,000	4,647,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,800,850
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,144,600
5% 4/15/25	2,230,000	2,544,876
Series 2015 A, 5% 4/15/29	3,000,000	3,422,520
Philadelphia School District:
Series 2005 D, 5.5% 6/1/16 (FSA Insured)	2,030,000	2,068,611
Series 2010 C, 5% 9/1/21	4,000,000	4,423,560
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40 (FSA Insured)	4,000,000	4,387,520
Series 2011 A, 5% 1/1/41	2,715,000	2,993,803
Series 2015 B, 5% 7/1/30	3,500,000	4,112,080
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,618,415
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,352,880
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	689,603
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,538,108
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,194,036
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,358,751
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,162,140
Pittsburgh School District:
Series 2012 A, 5% 9/1/21 (FSA Insured)	4,000,000	4,680,240
Series 2014 A, 5% 9/1/23	1,000,000	1,188,720
Series 2015:
4% 9/1/19 (FSA Insured)	895,000	980,920
5% 9/1/20 (FSA Insured)	1,050,000	1,212,498
5% 9/1/21 (FSA Insured)	730,000	858,436
5% 9/1/22 (FSA Insured)	885,000	1,057,504
5% 9/1/23 (FSA Insured)	1,085,000	1,314,022
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Sys. Proj.) Series 2010, 5.25% 7/1/23 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,171,110
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,000,000	1,002,410
5% 12/1/25	1,285,000	1,467,046
5% 12/1/27	1,480,000	1,656,505
5% 12/1/29	1,000,000	1,106,060
6% 6/1/25	1,080,000	1,201,586
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	1,420,000	1,585,970
Southeastern Pennsylvania Trans. Auth. Rev. Series 2010, 5% 3/1/16	1,500,000	1,510,995
State Pub. School Bldg. Auth. College Rev.:
(Delaware County Cmnty. College Proj.) Series 2008, 5% 10/1/20 (Pre-Refunded to 4/1/18 @ 100)	1,000,000	1,091,480
(Montgomery County Cmnty. College Proj.) Series 2008:
5% 5/1/27 (Pre-Refunded to 5/1/18 @ 100)	1,775,000	1,943,377
5% 5/1/28 (Pre-Refunded to 5/1/18 @ 100)	1,000,000	1,094,860
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. (Univ. Cap. Proj.):
Series 2000 B, 5.25% 9/15/34	2,000,000	2,265,240
Series 2007 B, 5.25% 9/15/28	2,500,000	2,849,900
Series 2009 B, 5% 9/15/28	2,000,000	2,232,580
West Shore Area Auth. Hosp. Rev.:
(Holy Spirit Hosp. Charity Proj.) Series 2011 B, 6% 1/1/28	7,375,000	8,938,795
Series 2011 B, 5.75% 1/1/41	1,500,000	1,744,110
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/19	1,000,000	1,080,880
5% 7/1/25	4,465,000	5,053,398
5.25% 7/1/20	1,000,000	1,103,500
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,660,200
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,259,175
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	5,532,916

TOTAL PENNSYLVANIA		428,367,255

Pennsylvania, New Jersey - 1.5%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev.:
Series 2012 A:
5% 7/1/22	500,000	596,520
5% 7/1/23	1,000,000	1,189,680
Series A, 5% 7/1/27 (Pre-Refunded to 7/1/17 @ 100)	1,425,000	1,514,775
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2010 D, 5% 1/1/30	3,500,000	3,860,780

TOTAL PENNSYLVANIA, NEW JERSEY		7,161,755

TOTAL MUNICIPAL BONDS
(Cost $413,252,878)		438,053,884
TOTAL INVESTMENT PORTFOLIO - 93.6%
(Cost $413,252,878)		438,053,884
NET OTHER ASSETS (LIABILITIES) - 6.4%		30,032,512
NET ASSETS - 100%		$468,086,396

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	24.2%
Health Care	23.9%
Education	13.1%
Water & Sewer	8.4%
Escrowed/Pre-Refunded	7.5%
Electric Utilities	6.9%
Other*	6.4%
Transportation	6.3%
Others (Individually Less Than 5%)	3.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $413,252,878)		$438,053,884
Cash		24,930,908
Receivable for fund shares sold		388,455
Interest receivable		5,422,402
Prepaid expenses		997
Other receivables		557
Total assets		468,797,203
Liabilities
Payable for fund shares redeemed	$62,271
Distributions payable	417,002
Accrued management fee	139,878
Audit fee payable	43,582
Other affiliated payables	42,263
Other payables and accrued expenses	5,811
Total liabilities		710,807
Net Assets		$468,086,396
Net Assets consist of:
Paid in capital		$443,071,962
Distributions in excess of net investment income		(10,946)
Accumulated undistributed net realized gain (loss) on investments		224,374
Net unrealized appreciation (depreciation) on investments		24,801,006
Net Assets, for 41,395,424 shares outstanding		$468,086,396
Net Asset Value, offering price and redemption price per share ($468,086,396 ÷ 41,395,424 shares)		$11.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$16,970,111
Expenses
Management fee	$1,670,908
Transfer agent fees	379,472
Accounting fees and expenses	120,093
Custodian fees and expenses	7,808
Independent trustees' compensation	1,911
Registration fees	19,745
Audit	52,324
Legal	5,271
Miscellaneous	8,922
Total expenses before reductions	2,266,454
Expense reductions	(6,195)	2,260,259
Net investment income (loss)		14,709,852
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,560,659
Total net realized gain (loss)		1,560,659
Change in net unrealized appreciation (depreciation) on investment securities		(1,274,614)
Net gain (loss)		286,045
Net increase (decrease) in net assets resulting from operations		$14,995,897

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,709,852	$14,376,696
Net realized gain (loss)	1,560,659	1,057,971
Change in net unrealized appreciation (depreciation)	(1,274,614)	22,459,211
Net increase (decrease) in net assets resulting from operations	14,995,897	37,893,878
Distributions to shareholders from net investment income	(14,703,703)	(14,353,300)
Distributions to shareholders from net realized gain	(1,756,019)	(1,709,135)
Total distributions	(16,459,722)	(16,062,435)
Share transactions
Proceeds from sales of shares	77,063,335	66,661,279
Reinvestment of distributions	10,807,008	10,533,633
Cost of shares redeemed	(71,166,482)	(50,675,621)
Net increase (decrease) in net assets resulting from share transactions	16,703,861	26,519,291
Redemption fees	984	1,247
Total increase (decrease) in net assets	15,241,020	48,351,981
Net Assets
Beginning of period	452,845,376	404,493,395
End of period (including distributions in excess of net investment income of $10,946 and undistributed net investment income of $79,034, respectively)	$468,086,396	$452,845,376
Other Information
Shares
Sold	6,819,246	5,969,587
Issued in reinvestment of distributions	956,105	943,284
Redeemed	(6,306,204)	(4,552,031)
Net increase (decrease)	1,469,147	2,360,840

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.34	$10.77	$11.47	$11.10	$10.51
Income from Investment Operations
Net investment income (loss)A	.358	.373	.370	.387	.415
Net realized and unrealized gain (loss)	.013	.615	(.654)	.395	.590
Total from investment operations	.371	.988	(.284)	.782	1.005
Distributions from net investment income	(.358)	(.373)	(.370)	(.386)	(.415)
Distributions from net realized gain	(.043)	(.045)	(.046)	(.026)	–
Total distributions	(.401)	(.418)	(.416)	(.412)	(.415)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.31	$11.34	$10.77	$11.47	$11.10
Total ReturnC	3.33%	9.30%	(2.50)%	7.13%	9.76%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.50%
Expenses net of all reductions	.49%	.49%	.49%	.48%	.50%
Net investment income (loss)	3.17%	3.35%	3.33%	3.40%	3.87%
Supplemental Data
Net assets, end of period (000 omitted)	$468,086	$452,845	$404,493	$487,622	$424,693
Portfolio turnover rate	17%	12%	9%	16%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/15	% of fund's investments 6/30/15	% of fund's investments 12/31/14
1 - 7	79.7	83.7	78.7
8 - 30	1.1	3.2	0.6
31 - 60	3.0	2.7	2.7
61 - 90	2.5	1.3	0.0
91 - 180	5.2	1.2	5.7
>180	8.5	7.9	12.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Weighted Average Maturity

	12/31/15	6/30/15	12/31/14
Fidelity Pennsylvania Municipal Money Market Fund	30 Days	32 Days	38 Days
Pennsylvania Tax-Free Money Market Funds Average(a)	27 Days	28 Days	32 Days

 (a) Source: iMoneyNet, Inc.

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life

	12/31/15	6/30/15	12/31/14
Fidelity Pennsylvania Municipal Money Market Fund	31 Days	32 Days	38 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Variable Rate Demand Notes (VRDNs)	66.5%
Other Municipal Debt	24.4%
Investment Companies	4.1%
Net Other Assets (Liabilities)	5.0%

As of June 30, 2015
Variable Rate Demand Notes (VRDNs)	72.2%
Other Municipal Debt	25.2%
Investment Companies	3.3%
Net Other Assets (Liabilities)	(0.7)*%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Fidelity® Pennsylvania Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2015, the most recent period shown in the table, would have been -0.42%.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Pennsylvania Municipal Money Market Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 66.5%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.42% 1/7/16, VRDN (a)(b)	$400,000	$400,000
Arkansas - 0.1%
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.09% 1/7/16, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	600,000	600,000
Colorado - 0.4%
Colorado Hsg. & Fin. Auth. Solid Waste Rev. (Waste Mgmt., Inc. Proj.) 0.02% 1/7/16, LOC Wells Fargo Bank NA, VRDN (a)(b)	3,000,000	3,000,000
District Of Columbia - 0.1%
District of Columbia Rev. (American Psychological Assoc. Proj.) Series 2003, 0.08% 1/7/16, LOC Bank of America NA, VRDN (b)	775,000	775,000
Florida - 0.4%
Collier County Hsg. Fin. Auth. Multi-family Rev. (George Washington Carver Apts. Proj.) Series 2005, 0.11% 1/7/16, LOC PNC Bank NA, VRDN (a)(b)	3,210,000	3,210,000
Georgia - 0.5%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Second Series 1995, 0.22% 1/4/16, VRDN (b)	300,000	300,000
Series 2013, 0.13% 1/7/16, VRDN (b)	2,300,000	2,300,000
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) First Series 2009, 0.27% 1/7/16, VRDN (b)	800,000	800,000
		3,400,000
Iowa - 0.4%
Iowa Fin. Auth. Poll. Cont. Facility Rev. (MidAmerican Energy Proj.) Series 2008 B, 0.04% 1/7/16, VRDN (b)	3,200,000	3,200,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.4% 1/7/16, VRDN (b)	700,000	700,000
Series 2010 B1, 0.33% 1/7/16, VRDN (b)	380,000	380,000
		1,080,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.42% 1/7/16, VRDN (a)(b)	400,000	400,000
New Jersey - 0.0%
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.) Series 2012 A, 0.13% 1/7/16, VRDN (a)(b)	300,000	300,000
Pennsylvania, New Jersey - 1.0%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2010 B, 0.01% 1/7/16, LOC Barclays Bank PLC, VRDN (b)	7,200,000	7,200,000
Pennsylvania - 62.7%
Allegheny County Hosp. Dev. Auth. Rev.:
(Children's Institute Pittsburgh Proj.) Series 2005 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	3,080,000	3,080,000
(Jefferson Reg'l. Med. Ctr.) Series 2010 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	8,055,000	8,055,000
(South Hills Health Sys. Proj.) Series 2000 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	4,000,000	4,000,000
Allegheny County Indl. Dev. Auth. Health Care Rev. (Vincentian Collaborative Sys. Proj.) Series 2008 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	6,600,000	6,600,000
Allegheny County Indl. Dev. Auth. Rev.:
(The Watson Institute Friendship Academy Proj.) Series 2010, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	3,525,000	3,525,000
(Union Elec. Steel Co. Proj.) Series 1996 A, 0.07% 1/7/16, LOC PNC Bank NA, VRDN (a)(b)	3,120,000	3,120,000
(United Jewish Federation Proj.) Series 1996 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	3,770,000	3,770,000
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2008 B, 0.01% 1/4/16, LOC Bank of Nova Scotia, VRDN (b)	2,200,000	2,200,000
Series 2008 C, 0.01% 1/4/16, LOC Bank of Nova Scotia, VRDN (a)(b)	11,650,000	11,650,000
Bucks County Indl. Dev. Auth. Rev.:
(Lutheran Cmnty. at Telford Healthcare Ctr., Inc. Proj.) Series 2007 B, 0.22% 1/7/16, LOC Citizens Bank of Pennsylvania, VRDN (b)	3,500,000	3,500,000
(Snowball Real Estate LP Proj.) 0.2% 1/7/16, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,005,000	1,005,000
Cap. Region Wtr. Swr. Rev. Series 2014 B, 0.01% 1/7/16, LOC Manufacturers & Traders Trust Co., VRDN (b)	14,600,000	14,600,000
Chester County Health & Ed. Auth. Rev. 0.01% 1/7/16, LOC Manufacturers & Traders Trust Co., VRDN (b)	7,290,000	7,290,000
Chester County Intermediate Unit Rev. Series 2003, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	1,915,000	1,915,000
Crawford County Indl. Dev. Auth. College Rev. (Allegheny College Proj.) Series 2009 B, 0.03% 1/7/16, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Cumberland County Muni. Auth. Rev. (Diakon Lutheran Social Ministries Proj.) Series 2014 B, 0.01% 1/7/16, LOC Manufacturers & Traders Trust Co., VRDN (b)	7,355,000	7,355,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 0.01% 1/4/16, VRDN (b)	7,100,000	7,100,000
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 B, 0.03% 1/7/16, LOC Manufacturers & Traders Trust Co., VRDN (b)	12,900,000	12,900,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series 15 ZF0174, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,785,000	2,785,000
Series Putters 0047, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,605,000	6,605,000
Series Putters 3915 Z, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,285,000	6,285,000
Haverford Township School District Series 2009, 0.02% 1/7/16, LOC TD Banknorth, NA, VRDN (b)	9,435,000	9,435,000
Lancaster County Hosp. Auth. Health Ctr. Rev. (Masonic Homes Proj.) Series 2008 D, 0.01% 1/4/16, LOC JPMorgan Chase Bank, VRDN (b)	4,970,000	4,970,000
Lancaster Indl. Dev. Auth. Rev.:
(Willow Valley Retirement Cmntys. Proj.) Series 2009 C, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	7,100,000	7,100,000
(Willow Valley Retirement Proj.) Series 2009 B, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	1,475,000	1,475,000
Lawrence County Gen. Oblig. Indl. Dev. Auth. 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	1,970,000	1,970,000
Lower Merion School District Series 2009 B, 0.01% 1/7/16, LOC U.S. Bank NA, Cincinnati, VRDN (b)	9,285,000	9,285,000
Luzerne County Convention Ctr. Series 2012, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	2,170,000	2,170,000
Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 0.01% 1/7/16, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
Northeastern Pennsylvania Hosp. and Ed. Auth. Rev. (The Commonwealth Med. College Proj.) Series 2009, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	2,835,000	2,835,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Shippingport Proj.) Series 2002 A, 0.01% 1/4/16, LOC Bank of Nova Scotia, VRDN (a)(b)	750,000	750,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Leidy's, Inc. Proj.) Series 1995 D7, 0.11% 1/7/16, LOC PNC Bank NA, VRDN (a)(b)	500,000	500,000
Series 2002 B5, 0.07% 1/7/16, LOC PNC Bank NA, VRDN (a)(b)	3,900,000	3,900,000
Series 2004 B, 0.03% 1/7/16, LOC PNC Bank NA, VRDN (b)	1,100,000	1,100,000
Pennsylvania Econ. Dev. Fing. Auth. Manufacturing Facility Rev. (Dodge Realty Partners Proj.) Series 2007, 0.07% 1/7/16, LOC Citibank NA, VRDN (a)(b)	5,115,000	5,115,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series MS 3382, 0.02% 1/7/16 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,000,000	5,000,000
Series Putters 3352Z, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,215,000	4,215,000
Series Putters 4014, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,000,000	3,000,000
Series ROC II R 14070, 0.02% 1/7/16 (Liquidity Facility Citibank NA) (b)(c)	8,000,000	8,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Second Series, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	2,015,000	2,015,000
(Point Park College Proj.) 0.04% 1/7/16, LOC PNC Bank NA, VRDN (b)	600,000	600,000
(Univ. of Pennsylvania Health Sys. Proj.) Series 2008 A, 0.01% 1/7/16, LOC Bank of America NA, VRDN (b)	18,350,000	18,350,000
Participating VRDN:
ROC II R 11721, 0.02% 1/7/16 (Liquidity Facility Citibank NA) (b)(c)	7,500,000	7,500,000
Series MS 3252, 0.02% 1/7/16 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,840,000	5,840,000
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Participating VRDN Series Putters 15 XM0010, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,035,000	5,035,000
Philadelphia Arpt. Rev.:
Series 2005 C1, 0.02% 1/7/16, LOC TD Banknorth, NA, VRDN (a)(b)	26,205,000	26,205,000
Series 2005 C2, 0.02% 1/7/16, LOC Royal Bank of Canada, VRDN (a)(b)	13,620,000	13,620,000
Philadelphia Auth. For Indl. Dev. Participating VRDN:
Series 15 ZF0167, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,500,000	2,500,000
Series Putters 14 XM0005, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	5,000,000	5,000,000
Philadelphia Auth. for Indl. Dev. Rev.:
(Spl. People in Northeast, Inc. Proj.) Series 2006, 0.25% 1/7/16, LOC Citizens Bank of Pennsylvania, VRDN (b)	1,425,000	1,425,000
(The Franklin Institute Proj.) Series 2006, 0.03% 1/7/16, LOC Bank of America NA, VRDN (b)	8,180,000	8,180,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B3, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	9,300,000	9,300,000
Philadelphia Gas Works Rev. (1998 Gen. Ordinance Proj.):
Eighth Series B, 0.02% 1/7/16, LOC Wells Fargo Bank NA, VRDN (b)	21,350,000	21,350,000
Eighth Series C, 0.01% 1/7/16, LOC Barclays Bank PLC, VRDN (b)	42,100,000	42,099,999
Eighth Series D, 0.01% 1/7/16, LOC Royal Bank of Canada, VRDN (b)	18,900,000	18,900,000
Fifth Series A2, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	9,450,000	9,450,000
Philadelphia Gen. Oblig. Series 2009 B, 0.01% 1/7/16, LOC Bank of New York, New York, VRDN (b)	4,450,000	4,450,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,330,000	5,330,000
Philadelphia Wtr. & Wastewtr. Rev. Series 1997 B, 0.01% 1/7/16, LOC TD Banknorth, NA, VRDN (b)	8,640,000	8,640,000
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2008 B1, 0.01% 1/7/16, LOC Bank of America NA, VRDN (b)	19,400,000	19,400,000
Series 2008 B2, 0.01% 1/7/16, LOC Royal Bank of Canada, VRDN (b)	1,500,000	1,500,000
Ridley School District Series 2009, 0.02% 1/7/16, LOC TD Banknorth, NA, VRDN (b)	4,110,000	4,110,000
Washington County Hosp. Auth. Rev.:
(Monongahela Valley Hosp. Proj.) Series 2011 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	1,380,000	1,380,000
(Washington Hosp. Proj.) Series 2007 B, 0.01% 1/4/16, LOC PNC Bank NA, VRDN (b)	6,900,000	6,900,000
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 B, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	6,985,000	6,985,000
		458,899,999
Texas - 0.6%
Calhoun Port Auth. Envir. Facilities Rev. (Formosa Plastics Corp. Proj.) Series 2012, 0.02% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	600,000	600,000
Gulf Coast Waste Disp. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 0.02% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	300,000	300,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.27% 1/4/16, VRDN (b)	950,000	950,000
Series 2004, 0.26% 1/7/16, VRDN (a)(b)	200,000	200,000
Series 2009 A, 0.27% 1/4/16, VRDN (b)	600,000	600,000
Series 2010 B, 0.27% 1/4/16, VRDN (b)	1,500,000	1,500,000
		4,150,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $486,614,999)		486,614,999

Other Municipal Debt - 24.4%
Georgia - 0.4%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, 0.07%, tender 6/1/16 (Liquidity Facility Royal Bank of Canada) (b)	2,600,000	2,600,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 0.25% tender 1/12/16, CP mode	300,000	300,000
Massachusetts - 0.3%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992, 0.4% tender 1/14/16, CP mode	1,500,000	1,500,000
Series 1993 A, 0.4% tender 1/27/16, CP mode	300,000	300,000
		1,800,000
New Hampshire - 0.2%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1990 A, 0.45% tender 1/26/16, CP mode (a)	1,300,000	1,300,000
Series 1990 B, 0.48% tender 1/28/16, CP mode	400,000	400,000
		1,700,000
Pennsylvania - 23.4%
Allegheny County Hosp. Dev. Auth. Rev. Bonds Series 2011 A, 5% 10/15/16	1,500,000	1,554,154
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Bonds Series 2012 A:
3% 1/1/16	1,685,000	1,685,000
5% 1/1/16	2,000,000	2,000,000
5% 7/1/16	19,930,000	20,393,936
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Bonds Series 2014 A, 4% 2/1/16	7,075,000	7,097,871
Pennsylvania Gen. Oblig. Bonds:
Second Series 2005, 5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	7,790,000	7,790,000
Series 2004, 5.375% 7/1/16	5,900,000	6,047,953
Series 2005 2, 5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	5,310,000	5,310,000
Series 2005:
5% 1/1/16	4,950,000	4,950,000
5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	1,000,000	1,000,000
5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	1,580,000	1,580,000
5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	1,000,000	1,000,000
5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	1,000,000	1,000,000
Series 2006:
5% 3/1/16	7,300,000	7,357,017
5% 10/1/16	1,000,000	1,033,699
5% 10/1/16 (Pre-Refunded to 10/1/16 @ 100)	5,000,000	5,169,626
Series 2007 A, 5% 8/1/16	5,000,000	5,132,981
Series 2009 2, 5% 4/15/16	7,000,000	7,095,488
Series 2009, 5% 3/15/16	9,185,000	9,275,944
Series 2010 A:
5% 5/1/16	3,100,000	3,148,860
5% 6/1/16	5,925,000	6,040,517
Series 2013 1, 5% 4/1/16	19,215,000	19,446,275
Series 2015, 5% 8/15/16	2,270,000	2,335,352
4.5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	500,000	500,000
5% 1/1/16 (Pre-Refunded to 1/1/16 @ 100)	500,000	500,000
5% 2/15/16	3,500,000	3,520,456
5% 8/15/16	6,225,000	6,404,260
5% 10/15/16	1,150,000	1,191,758
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds:
Series 2015, 3% 8/15/16	2,825,000	2,872,498
Series WF 11 26C, 0.14%, tender 2/11/16 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	10,000,000	10,000,000
Pennsylvania State Univ. Bonds Series 2009 A, 5% 3/1/16	1,000,000	1,007,732
Philadelphia Arpt. Rev. Series B3, 0.06% 1/12/16, LOC Wells Fargo Bank NA, CP (a)	3,000,000	3,000,000
Philadelphia Gas Works Rev. Series 1, 0.08% 1/6/16, LOC JPMorgan Chase Bank, CP	7,500,000	7,500,000
Philadelphia Gen. Oblig. TRAN Series 2015 A, 2% 6/30/16	6,900,000	6,958,509
		170,899,886
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1996, 0.45% tender 1/27/16, CP mode (a)	400,000	400,000
Grant County Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1986, 0.5% tender 1/19/16, CP mode (a)	600,000	600,000
		1,000,000
TOTAL OTHER MUNICIPAL DEBT
(Cost $178,299,886)		178,299,886
	Shares	Value

Investment Company - 4.1%
Fidelity Municipal Cash Central Fund, 0.02% (f)(g)
(Cost $30,163,800)	30,163,800	30,163,800
TOTAL INVESTMENT PORTFOLIO - 95.0%
(Cost $695,078,685)		695,078,685
NET OTHER ASSETS (LIABILITIES) - 5.0%		36,621,829
NET ASSETS - 100%		$731,700,514

Security Type Abbreviations

VRDN – Variable Rate Demand Note (A debt instrument that is payable upon demand, either daily, weekly or monthly)

CP – COMMERCIAL PAPER

TRAN – TAX AND REVENUE ANTICIPATION NOTE

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,000,000 or 0.7% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,000,000 or 1.4% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series WF 11 26C, 0.14%, tender 2/11/16 (Liquidity Facility Wells Fargo Bank NA)	5/30/13 - 11/12/15	$10,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$16,108
Total	$16,108

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $664,914,885)	$664,914,885
Fidelity Central Funds (cost $30,163,800)	30,163,800
Total Investments (cost $695,078,685)		$695,078,685
Cash		32,797,041
Receivable for fund shares sold		7,650,215
Interest receivable		2,723,722
Distributions receivable from Fidelity Central Funds		526
Other receivables		3,980
Total assets		738,254,169
Liabilities
Payable for fund shares redeemed	$6,516,789
Distributions payable	426
Accrued management fee	36,212
Other affiliated payables	228
Total liabilities		6,553,655
Net Assets		$731,700,514
Net Assets consist of:
Paid in capital		$731,697,259
Accumulated undistributed net realized gain (loss) on investments		3,255
Net Assets, for 731,458,806 shares outstanding		$731,700,514
Net Asset Value, offering price and redemption price per share ($731,700,514 ÷ 731,458,806 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$506,885
Income from Fidelity Central Funds		16,108
Total income		522,993
Expenses
Management fee	$3,576,802
Independent trustees' compensation	2,937
Tax expense	1,919
Total expenses before reductions	3,581,658
Expense reductions	(3,130,186)	451,472
Net investment income (loss)		71,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		49,955
Total net realized gain (loss)		49,955
Net increase in net assets resulting from operations		$121,476

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,521	$74,265
Net realized gain (loss)	49,955	40,805
Net increase in net assets resulting from operations	121,476	115,070
Distributions to shareholders from net investment income	(71,539)	(74,125)
Distributions to shareholders from net realized gain	(27,761)	–
Total distributions	(99,300)	(74,125)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	1,599,662,197	1,863,275,499
Reinvestment of distributions	93,316	70,651
Cost of shares redeemed	(1,628,544,631)	(1,892,615,443)
Net increase (decrease) in net assets and shares resulting from share transactions	(28,789,118)	(29,269,293)
Total increase (decrease) in net assets	(28,766,942)	(29,228,348)
Net Assets
Beginning of period	760,467,456	789,695,804
End of period	$731,700,514	$760,467,456

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)A	–	–	–	–	–
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operationsA	–	–	–	–	–
Distributions from net investment incomeA	–	–	–	–	–
Distributions from net realized gain	–A	–	–	–	–
Total distributionsA	–	–	–	–	–
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.01%	.01%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.06%	.07%	.11%	.18%	.22%
Expenses net of all reductions	.06%	.07%	.11%	.18%	.22%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$731,701	$760,467	$789,696	$788,486	$686,162

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Money Market Fund incurred a corporate tax liability on undistributed long-term capital gain which is included in Tax expense on the Statement of Operations. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Pennsylvania Municipal Income Fund	$413,189,693	$24,893,919	$(29,728)	$24,864,191
Fidelity Pennsylvania Municipal Money Market Fund	$695,078,685	$-	$ -	$-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$-	$224,375	$24,864,191
Fidelity Pennsylvania Municipal Money Market Fund	3,480	-	-

The tax character of distributions paid was as follows:

December 31, 2015
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,703,703	$–	$1,756,019	$16,459,722
Fidelity Pennsylvania Municipal Money Market Fund	71,539	–	27,761	99,300

December 31, 2014
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,353,300	$119,611	$1,589,524	$16,062,435
Fidelity Pennsylvania Municipal Money Market Fund	74,125	–	–	74,125

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $84,299,290 and $78,079,488, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Funds. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Funds.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$661

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $3,125,795.

Through arrangements with the Income Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

Custody expense reduction
Fidelity Pennsylvania Municipal Income Fund	$5,156

In addition, through an arrangement with the Money Market Fund's custodian, $4,391 of credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$1,039

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Pennsylvania Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Pennsylvania Municipal Income Fund's and Fidelity Pennsylvania Municipal Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee of Fidelity Municipal Trust

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Member of the Advisory Board of Fidelity Municipal Trust II

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Fidelity Pennsylvania Municipal Income Fund	.48%
Actual		$1,000.00	$1,029.20	$2.46
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Pennsylvania Municipal Money Market Fund	.05%
Actual		$1,000.00	$1,000.10	$.25
Hypothetical-C		$1,000.00	$1,024.95	$.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains

Fidelity Pennsylvania Municipal Income Fund	02/08/16	02/05/16	$0.000	$0.007
Fidelity Pennsylvania Municipal Money Market Fund	02/08/16	02/05/16	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Pennsylvania Municipal Income Fund	$1,553,978

Fidelity Pennsylvania Municipal Money Market Fund	$42,008

During fiscal year ended 2015, 100% of each fund's income dividends were free from federal income tax, and 1.61% of Fidelity Pennsylvania Municipal Income Fund and 14.34% of Fidelity Pennsylvania Municipal Money Market's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, Fidelity Pennsylvania Municipal Money Market Fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Pennsylvania Municipal Money Market Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014. The Board considered that Fidelity has been voluntarily waiving part or all of the management fees to maintain a minimum yield for Fidelity Pennsylvania Municipal Money Market Fund, and also noted that Fidelity may recover a portion of waived fees under certain circumstances.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Pennsylvania Municipal Income Fund's shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

PFR-ANN-0216
1.540037.118

Fidelity® Michigan Municipal Income Fund and Fidelity® Michigan Municipal Money Market Fund Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	3.61%	5.00%	4.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,447	Fidelity® Michigan Municipal Income Fund
$15,853	Barclays® Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund gained 3.61%, net of fees, nearly in line with the 3.75% gain of the Barclays® Michigan Enhanced Modified Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted total returns, including both price appreciation and income, over time. Versus the Barclays® Michigan index, the fund’s overweighted exposure to bonds that were advance refunded during the period was a plus, because these securities were some of the muni market’s best performers as the bonds’ duration shortened and their credit quality jumped. My decision to overweight health care bonds provided another boost. These securities turned in above-benchmark performance primarily due to robust demand from investors seeking the relatively higher yields these bonds offered. In contrast, having less exposure than the benchmark to two of the best-performing areas of the Michigan municipal market was a modest drag. Specifically, the fund had lighter-than-index exposure to bonds issued on behalf of the Detroit Water and Sewage Department, which performed well because they drew demand from investors seeking comparatively higher yields and the issuer received a series of credit-rating upgrades. An underweighting in bonds backed by the state of Michigan also hampered results, as they benefited from credit-rating upgrades.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	36.1	34.1
Health Care	17.0	21.2
Escrowed/Pre-Refunded	13.8	10.7
Education	7.4	6.3
Water & Sewer	7.4	8.6

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	5.5	5.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	5.7	5.6

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	4.9%
AA,A	85.1%
BBB	1.1%
BB and Below	1.0%
Not Rated	5.5%
Short-Term Investments and Net Other Assets	2.4%

As of June 30, 2015
AAA	4.3%
AA,A	83.2%
BBB	4.3%
BB and Below	0.2%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	5.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 97.6%
	Principal Amount	Value
Guam - 0.9%
Guam Ed. Fing. Foundation Ctfs. of Prtn.:
(Guam Pub. School Facilities Proj.) Series 2006 A, 5% 10/1/16	$1,045,000	$1,069,547
Series 2006 A, 5% 10/1/23	1,000,000	1,020,080
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/16 (a)	950,000	974,710
6.25% 10/1/34 (a)	1,000,000	1,193,420
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,385,396

TOTAL GUAM		5,643,153

Michigan - 96.2%
Algonac Cmnty. Schools Series 2008, 5.25% 5/1/28 (FSA Insured)	1,575,000	1,710,245
Allegan Pub. School District Series 2008, 5% 5/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,545,000	1,566,244
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity)	1,337,000	1,489,498
Bay City School District Rev.:
5% 11/1/25	1,000,000	1,203,350
5% 11/1/26	1,000,000	1,182,580
5% 11/1/27	700,000	827,806
5% 11/1/28	250,000	289,753
Brandon School District Series 2016 A:
5% 5/1/28 (b)	2,515,000	2,964,330
5% 5/1/29 (b)	1,250,000	1,462,238
5% 5/1/30 (b)	1,250,000	1,458,938
Charter Township of Commerce Gen. Oblig. Series 2009 B, 5.125% 12/1/38	970,000	1,066,302
Chelsea School District Series 2008, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,675,000	1,822,953
Clarkston Cmnty. Schools:
Series 2008, 5% 5/1/16 (FSA Insured)	1,855,000	1,880,803
Series 2016, 5% 5/1/29 (b)	1,500,000	1,764,345
5% 5/1/28 (b)	1,735,000	2,054,708
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	5,000,000	6,098,850
Detroit School District Series 2012 A, 5% 5/1/24	5,000,000	5,812,000
Detroit Swr. Disp. Rev.:
Series 1998, 5.5% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,050,000	3,231,414
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,400,000	1,534,582
Series 2006 B, 5% 7/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,800,000	7,857,330
Detroit Wtr. Supply Sys. Rev.:
Series 2004 A, 5.25% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,019,910
Series 2004, 5.25% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,037,060
Series 2006 B, 7% 7/1/36 (FSA Insured)	2,700,000	3,159,351
Series 2006, 5% 7/1/33 (FSA Insured)	5,000,000	5,039,900
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	1,000,000	1,114,670
5% 10/1/22 (FSA Insured)	1,000,000	1,117,880
DeWitt Pub. Schools Gen. Oblig. Series 2008, 5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,550,000	1,630,197
Dexter Cmnty. Schools (School Bldg. and Site Proj.) Series 1998, 5.1% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,071,280
Durand Area Schools Gen. Oblig. Series 2006:
5% 5/1/27 (Pre-Refunded to 5/1/16 @ 100)	1,225,000	1,243,681
5% 5/1/28 (Pre-Refunded to 5/1/16 @ 100)	1,250,000	1,269,063
5% 5/1/29 (Pre-Refunded to 5/1/16 @ 100)	1,275,000	1,294,444
Farmington Pub. School District Gen. Oblig.:
5% 5/1/25 (FSA Insured)	2,140,000	2,572,387
5% 5/1/26 (FSA Insured)	1,385,000	1,649,646
5% 5/1/27 (FSA Insured)	1,425,000	1,686,958
Forest Hills Pub. Schools:
5% 5/1/18	1,650,000	1,799,325
5% 5/1/19	1,375,000	1,540,206
5% 5/1/20	1,575,000	1,805,407
5% 5/1/21	1,575,000	1,842,608
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,699,018
Garden City School District:
Series 2005, 5% 5/1/17 (FSA Insured)	1,390,000	1,393,739
Series 2006, 5% 5/1/19 (FSA Insured)	1,205,000	1,220,906
Genesee County Gen. Oblig. Series 2005:
5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,355,000	1,374,512
5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,525,694
Grand Blanc Cmnty. Schools Series 2013, 4% 5/1/24	4,925,000	5,384,355
Grand Ledge Pub. Schools District (School Bldg. & Site Proj.) Series 2007:
5% 5/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,175,000	1,236,276
5% 5/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,300,000	1,367,444
5% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,622,250
Grand Rapids Cmnty. College Series 2008:
5% 5/1/17 (FSA Insured)	1,315,000	1,389,127
5% 5/1/19 (FSA Insured)	1,315,000	1,433,376
Grand Rapids San. Swr. Sys. Rev.:
Series 2008, 5% 1/1/38	3,320,000	3,531,716
Series 2012, 5% 1/1/37	1,250,000	1,420,850
Series 2014:
5% 1/1/27	1,300,000	1,557,881
5% 1/1/29	800,000	945,240
5% 1/1/30	2,000,000	2,353,600
Grand Rapids Wtr. Supply Sys. Series 2005, 5% 1/1/35 (Pre-Refunded to 1/1/16 @ 100)	5,000,000	5,000,000
Grand Traverse County Hosp.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,241,840
Series 2014 A, 5% 7/1/47	1,400,000	1,518,776
Grand Valley Michigan State Univ. Rev.:
Series 2007, 5% 12/1/19 (AMBAC Insured)	500,000	538,190
Series 2008, 5% 12/1/33 (FSA Insured)	5,000,000	5,373,300
Series 2009, 5.625% 12/1/29 (Pre-Refunded to 12/1/16 @ 100)	2,400,000	2,509,512
Series 2014 B:
5% 12/1/25	500,000	603,195
5% 12/1/26	1,900,000	2,275,307
5% 12/1/28	1,800,000	2,131,884
Grosse Ile Township School District Unltd. Tax Gen. Oblig. Series 2006:
5% 5/1/29 (Pre-Refunded to 5/1/16 @ 100)	1,950,000	1,979,738
5% 5/1/32 (Pre-Refunded to 5/1/16 @ 100)	1,950,000	1,979,738
Harper Creek Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
4.75% 5/1/27 (FSA Insured)	500,000	536,780
5.25% 5/1/21 (FSA Insured)	2,000,000	2,181,820
5.25% 5/1/24 (FSA Insured)	2,100,000	2,290,386
Hudsonville Pub. Schools:
4% 5/1/24	1,220,000	1,365,058
4% 5/1/25	500,000	554,455
5% 5/1/20	1,000,000	1,148,100
5% 5/1/22	600,000	713,004
5.25% 5/1/41	1,750,000	1,991,063
Ingham, Eaton and Clinton Counties Lansing School District 5% 5/1/22	1,730,000	2,045,621
Jackson County Hosp. Fin. Auth. Hosp. Rev. (Allegiance Health Proj.) Series 2010 A, 5% 6/1/37 (FSA Insured)	2,250,000	2,437,133
Kalamazoo Pub. Schools:
Series 2006, 5.25% 5/1/16 (FSA Insured)	1,500,000	1,522,560
5% 5/1/17 (FSA Insured)	1,595,000	1,617,505
5% 5/1/17 (Pre-Refunded to 5/1/16 @ 100)	1,570,000	1,593,943
Kent County Gen. Oblig. Series 2015:
5% 1/1/28	4,655,000	5,619,702
5% 1/1/29	4,390,000	5,268,395
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Metropolitan Hosp. Proj.) Series 2005 A:
6% 7/1/35	1,175,000	1,177,726
6.25% 7/1/40	165,000	165,399
(Spectrum Health Sys. Proj.) Series 2011 A, 5.5% 11/15/25	5,000,000	5,990,300
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,119,190
4% 5/1/22	1,000,000	1,128,920
L'Anse Creuse Pub. Schools Series 2012:
5% 5/1/22	1,500,000	1,749,870
5% 5/1/23	1,500,000	1,746,555
Lake Orion Cmnty. School District:
5% 5/1/23 (b)	1,915,000	2,287,908
5% 5/1/25 (b)	3,275,000	3,983,317
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	5,000,000	5,823,000
Lansing Cmnty. College:
5% 5/1/23	1,135,000	1,358,493
5% 5/1/25	1,540,000	1,823,991
Lapeer Cmnty. Schools Series 2007:
5% 5/1/19 (FSA Insured)	1,350,000	1,463,414
5% 5/1/20 (FSA Insured)	1,425,000	1,543,004
5% 5/1/22 (FSA Insured)	1,395,000	1,509,530
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35	3,030,000	3,657,665
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2015 1, 5% 10/15/50	7,250,000	8,124,205
Series 2015 I, 5% 4/15/29	7,000,000	8,354,920
Series 2009 I, 5.25% 10/15/25 (Assured Guaranty Corp. Insured)	2,000,000	2,257,700
Series IA:
5.375% 10/15/41	3,000,000	3,426,330
5.5% 10/15/45	10,000,000	11,464,500
5% 4/15/33	5,000,000	5,864,700
5% 4/15/38	3,000,000	3,441,930
6% 10/15/38	1,970,000	2,201,455
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	3,030,000	3,442,656
Michigan Fin. Auth. Rev.:
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,393,163
5% 1/1/40	3,000,000	3,280,620
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	3,000,000	3,441,510
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	150,849
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	12,790,000	15,434,833
Series 2012 B, 5% 7/1/22	2,600,000	2,665,884
Series 2012:
5% 11/15/24	660,000	775,196
5% 11/15/25	1,000,000	1,167,610
5% 11/1/26	6,425,000	7,421,775
5% 11/15/26	800,000	928,592
5% 11/15/36	6,200,000	6,817,954
5% 11/1/42	2,000,000	2,188,120
5% 11/15/42	4,500,000	4,893,930
Series 2013:
5% 10/1/25	1,255,000	1,506,891
5% 8/15/30	4,105,000	4,671,613
5% 8/15/31	2,310,000	2,620,441
Series 2014 H1:
5% 10/1/22	1,000,000	1,176,010
5% 10/1/25	2,250,000	2,690,865
5% 10/1/39	8,600,000	9,659,692
Series 2014:
5% 6/1/25	1,000,000	1,180,090
5% 6/1/26	700,000	815,150
5% 6/1/27	700,000	808,906
Series 2015 C:
5% 7/1/26	570,000	664,022
5% 7/1/27	1,215,000	1,401,308
5% 7/1/28	1,500,000	1,720,725
5% 7/1/35	1,000,000	1,119,330
Series 2015 D1:
5% 7/1/34	1,250,000	1,424,050
5% 7/1/35	500,000	564,400
Series 2015:
5% 11/15/26	2,250,000	2,700,068
5% 11/15/27	3,500,000	4,168,045
5% 11/15/28	1,835,000	2,170,236
Series MI, 5.5% 12/1/28	5,000,000	6,292,850
5% 12/1/27	1,090,000	1,244,704
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	11,736
Michigan Gen. Oblig.:
Series 2007, 5.25% 9/15/21 (FSA Insured)	5,000,000	5,346,750
Series 2015 A:
5% 12/1/27	2,600,000	3,215,862
5% 12/1/28	2,000,000	2,457,840
Michigan Hosp. Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.):
Series 2006 A, 5% 11/15/17	1,000,000	1,036,720
Series 2009, 5.25% 11/15/24	3,000,000	3,409,260
(McLaren Health Care Corp. Proj.):
Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	6,890,000	7,649,071
Series 2012 A, 5% 6/1/24	2,765,000	3,255,677
(MidMichigan Obligated Group Proj.) Series 2009 A, 6.125% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	3,740,000	4,349,583
(Oakwood Hosp. Proj.) Series 2007, 5% 7/15/17	1,000,000	1,058,970
(Sparrow Hosp. Obligated Group Proj.) Series 2007, 5% 11/15/17	535,000	573,782
(Trinity Health Sys. Proj.) 5% 12/1/26 (Pre-Refunded to 12/1/16 @ 100)	3,725,000	3,874,037
Bonds:
Series 2010 F3, 1.4%, tender 6/29/18 (c)	6,200,000	6,228,706
Series 2010 F4, 1.95%, tender 4/1/20 (c)	5,500,000	5,567,210
Series 2008 A1:
6.5% 12/1/33	1,035,000	1,182,074
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	3,965,000	4,579,932
5% 11/15/18	500,000	536,535
5% 11/15/18 (Pre-Refunded to 11/15/17 @ 100)	1,225,000	1,321,359
5% 11/15/19	290,000	311,135
5% 11/15/19 (Pre-Refunded to 11/15/17 @ 100)	710,000	765,849
5% 11/15/20	575,000	617,458
5% 11/15/20 (Pre-Refunded to 11/15/17 @ 100)	1,425,000	1,537,091
5% 11/15/31	1,450,000	1,544,845
5% 11/15/31 (Pre-Refunded to 11/15/17 @ 100)	3,550,000	3,829,243
Michigan Muni. Bond Auth. Rev.:
(State Clean Wtr. Revolving Fund Proj.) Series 2006, 5% 10/1/27 (Pre-Refunded to 10/1/16 @ 100)	3,225,000	3,335,392
Series 2005, 5% 10/1/23	385,000	438,442
Michigan State Univ. Revs. Series 2013 A, 5% 8/15/41	1,125,000	1,289,363
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	4,196,027
(Detroit Edison Co. Proj.) Series BB, 7% 5/1/21 (AMBAC Insured)	8,520,000	10,634,834
Michigan Technological Univ. Series 2008, 5.25% 10/1/17 (Escrowed to Maturity)	1,875,000	2,020,913
Michigan Trunk Line Fund Rev.:
Series 1998 A, 5.5% 11/1/16	3,000,000	3,123,000
Series 2011, 5% 11/15/36	2,000,000	2,270,840
Monroe County Hosp. Fin. Auth. Series 2006, 5.375% 6/1/26 (Pre-Refunded to 6/1/16 @ 100)	3,200,000	3,264,128
North Kent Swr. Auth. Wtr. & Swr. Rev. Series 2006:
5% 11/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	420,000	434,725
5% 11/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	490,000	507,140
5% 11/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,645,000	1,702,542
5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,290,000	1,335,021
Northview Pub. Schools District Series 2008, 5% 5/1/21 (FSA Insured)	1,070,000	1,161,175
Northville Pub. Schools Series 2005, 5% 5/1/16 (FSA Insured)	1,475,000	1,479,794
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,363,378
5% 3/1/25	1,225,000	1,419,040
5% 3/1/26	1,290,000	1,480,752
5% 3/1/37	4,000,000	4,427,320
Series 2013 A:
5% 3/1/25	995,000	1,168,359
5% 3/1/26	1,620,000	1,895,270
5% 3/1/27	815,000	948,244
5% 3/1/38	2,900,000	3,285,729
Series 2014:
5% 3/1/28	335,000	390,503
5% 3/1/29	525,000	607,824
5% 3/1/39	3,000,000	3,370,950
Olivet Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5.25% 5/1/23 (FSA Insured)	1,010,000	1,106,687
5.25% 5/1/27 (FSA Insured)	1,135,000	1,232,996
Plainwell Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5% 5/1/23 (Assured Guaranty Corp. Insured)	1,885,000	2,045,621
5% 5/1/28 (Assured Guaranty Corp. Insured)	1,000,000	1,079,470
Plymouth-Canton Cmnty. School District Series 2008, 5% 5/1/20 (FSA Insured)	5,000,000	5,421,250
Portage Pub. Schools Series 2008, 5% 5/1/22 (FSA Insured)	4,300,000	4,659,179
Ravenna Pub. Schools Gen. Oblig. (2008 School Bldg. and Site Proj.) Series 2008:
5% 5/1/31 (FSA Insured)	2,080,000	2,232,464
5% 5/1/38 (FSA Insured)	1,000,000	1,066,230
Rochester Cmnty. School District:
4% 5/1/19	1,375,000	1,495,216
5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,475,000	1,625,583
Rockford Pub. Schools Gen. Oblig. (2008 School Bldg. and Site Proj.) 5% 5/1/30 (FSA Insured)	3,975,000	4,297,532
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	943,207
5% 5/1/25	1,000,000	1,218,730
5% 5/1/26	1,385,000	1,664,839
5% 5/1/24	570,000	689,267
5% 5/1/25	1,640,000	1,998,717
5% 5/1/26	1,715,000	2,061,516
5% 5/1/27	1,795,000	2,137,989
5% 5/1/28	1,885,000	2,238,343
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Proj.) Series 2009 V:
8% 9/1/29 (Pre-Refunded to 9/1/18 @ 100)	1,945,000	2,299,943
8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	3,425,000	4,072,394
Series 2014 D:
5% 9/1/26	1,000,000	1,165,680
5% 9/1/27	1,175,000	1,362,213
5% 9/1/28	1,870,000	2,157,643
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,487,250
Saint Clair County Gen. Oblig. 5% 4/1/26	1,495,000	1,744,276
Shepherd Pub. Schools Series 2008, 5% 5/1/17 (FSA Insured)	1,025,000	1,077,347
South Haven Gen. Oblig. Series 2009, 5.125% 12/1/33 (Assured Guaranty Corp. Insured)	1,000,000	1,119,540
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23 (b)	1,575,000	1,879,243
5% 5/1/24 (b)	3,200,000	3,845,376
5% 5/1/25 (b)	2,355,000	2,855,508
Three Rivers Cmnty. Schools Series 2008, 5% 5/1/16 (FSA Insured)	1,750,000	1,774,920
Troy School District Series 2006, 5% 5/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,014,370
Univ. of Michigan Rev. Series 2015, 5% 4/1/46	5,000,000	5,914,250
Wayne County Arpt. Auth. Rev.:
(Detroit Metropolitan Wayne County Arpt. Proj.) Series 2012 A:
5% 12/1/24	2,875,000	3,361,795
5% 12/1/25	5,120,000	5,965,619
Series 2011 A, 5% 12/1/21 (a)	5,000,000	5,693,700
Series 2012 A:
5% 12/1/22	2,220,000	2,605,148
5% 12/1/23	2,300,000	2,699,027
Series 2014 C:
5% 12/1/29 (a)	720,000	806,069
5% 12/1/31(a)	860,000	955,142
5% 12/1/34 (a)	1,655,000	1,818,183
Series 2015 F, 5% 12/1/27 (a)	4,810,000	5,535,300
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	4,310,000	5,025,589
5% 5/1/26	2,000,000	2,323,220
Series 2014 1:
5% 5/1/30	725,000	833,330
5% 5/1/32	500,000	571,145
5% 5/1/34	900,000	1,020,987
5% 5/1/35	250,000	283,020
Western Michigan Univ. Rev.:
Series 2008, 5% 11/15/20 (Pre-Refunded to 5/15/18 @ 100)	5,280,000	5,782,656
Series 2014:
5% 11/15/17	45,000	48,348
5% 11/15/25	320,000	383,488
5% 11/15/26	400,000	475,160
5% 11/15/28	650,000	763,152
5% 11/15/29	750,000	876,705
5% 11/15/30	855,000	995,075
5% 11/15/31	700,000	809,354
Series 2015 A:
5% 11/15/26	1,000,000	1,206,500
5% 11/15/28	2,505,000	2,976,291
Willow Run Cmnty. Schools County of Washtenaw Series 2005, 5% 5/1/17 (FSA Insured)	1,875,000	1,879,969
Zeeland Pub. Schools:
5% 5/1/27 (FSA Insured)	1,000,000	1,179,320
5% 5/1/28 (FSA Insured)	500,000	583,410
5% 5/1/29 (FSA Insured)	1,000,000	1,158,870
5% 5/1/30 (FSA Insured)	1,000,000	1,153,600

TOTAL MICHIGAN		610,496,732

Virgin Islands - 0.5%
Virgin Islands Pub. Fin. Auth.:
(Cruzan Proj.) Series 2009 A, 6% 10/1/39	1,500,000	1,645,050
Series 2009 B, 5% 10/1/25	1,200,000	1,319,388

TOTAL VIRGIN ISLANDS		2,964,438

TOTAL MUNICIPAL BONDS
(Cost $584,577,575)		619,104,323
TOTAL INVESTMENT PORTFOLIO - 97.6%
(Cost $584,577,575)		619,104,323
NET OTHER ASSETS (LIABILITIES) - 2.4%		15,101,297
NET ASSETS - 100%		$634,205,620

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	36.1%
Health Care	17.0%
Escrowed/Pre-Refunded	13.8%
Education	7.4%
Water & Sewer	7.4%
Transportation	5.7%
Others* (Individually Less Than 5%)	12.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $584,577,575)		$619,104,323
Cash		33,789,725
Receivable for fund shares sold		412,504
Interest receivable		5,782,253
Prepaid expenses		1,258
Other receivables		727
Total assets		659,090,790
Liabilities
Payable for investments purchased on a delayed delivery basis	$23,930,185
Payable for fund shares redeemed	92,383
Distributions payable	571,006
Accrued management fee	185,646
Other affiliated payables	54,915
Other payables and accrued expenses	51,035
Total liabilities		24,885,170
Net Assets		$634,205,620
Net Assets consist of:
Paid in capital		$600,116,791
Undistributed net investment income		170,177
Accumulated undistributed net realized gain (loss) on investments		(608,096)
Net unrealized appreciation (depreciation) on investments		34,526,748
Net Assets, for 51,217,846 shares outstanding		$634,205,620
Net Asset Value, offering price and redemption price per share ($634,205,620 ÷ 51,217,846 shares)		$12.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$21,562,165
Expenses
Management fee	$2,133,277
Transfer agent fees	484,612
Accounting fees and expenses	143,850
Custodian fees and expenses	9,080
Independent trustees' compensation	2,458
Registration fees	24,975
Audit	52,498
Legal	54,855
Miscellaneous	11,621
Total expenses before reductions	2,917,226
Expense reductions	(7,129)	2,910,097
Net investment income (loss)		18,652,068
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		196,475
Total net realized gain (loss)		196,475
Change in net unrealized appreciation (depreciation) on investment securities		2,430,258
Net gain (loss)		2,626,733
Net increase (decrease) in net assets resulting from operations		$21,278,801

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,652,068	$19,069,352
Net realized gain (loss)	196,475	(784,852)
Change in net unrealized appreciation (depreciation)	2,430,258	29,876,877
Net increase (decrease) in net assets resulting from operations	21,278,801	48,161,377
Distributions to shareholders from net investment income	(18,621,343)	(19,039,526)
Distributions to shareholders from net realized gain	–	(579,735)
Total distributions	(18,621,343)	(19,619,261)
Share transactions
Proceeds from sales of shares	107,376,253	62,013,114
Reinvestment of distributions	12,034,426	12,624,695
Cost of shares redeemed	(57,660,123)	(61,673,896)
Net increase (decrease) in net assets resulting from share transactions	61,750,556	12,963,913
Redemption fees	1,745	681
Total increase (decrease) in net assets	64,409,759	41,506,710
Net Assets
Beginning of period	569,795,861	528,289,151
End of period (including undistributed net investment income of $170,177 and undistributed net investment income of $139,453, respectively)	$634,205,620	$569,795,861
Other Information
Shares
Sold	8,719,799	5,115,885
Issued in reinvestment of distributions	977,711	1,042,579
Redeemed	(4,695,016)	(5,113,438)
Net increase (decrease)	5,002,494	1,045,026

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Michigan Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.33	$11.70	$12.54	$12.24	$11.66
Income from Investment Operations
Net investment income (loss)A	.387	.422	.437	.445	.463
Net realized and unrealized gain (loss)	.050	.642	(.777)	.303	.586
Total from investment operations	.437	1.064	(.340)	.748	1.049
Distributions from net investment income	(.387)	(.421)	(.436)	(.444)	(.462)
Distributions from net realized gain	–	(.013)	(.064)	(.004)	(.007)
Total distributions	(.387)	(.434)	(.500)	(.448)	(.469)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.38	$12.33	$11.70	$12.54	$12.24
Total ReturnC	3.61%	9.23%	(2.75)%	6.19%	9.20%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.49%	.48%	.48%	.48%	.49%
Net investment income (loss)	3.15%	3.49%	3.59%	3.57%	3.90%
Supplemental Data
Net assets, end of period (000 omitted)	$634,206	$569,796	$528,289	$693,682	$621,994
Portfolio turnover rate	11%	12%	8%	10%	9%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/15	% of fund's investments 6/30/15	% of fund's investments 12/31/14
1 - 7	76.0	62.5	63.1
8 - 30	5.6	7.1	5.7
31 - 60	4.4	11.2	14.2
61 - 90	1.9	4.4	3.3
91 - 180	1.5	4.9	1.7
> 180	10.6	9.9	12.0

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Weighted Average Maturity

	12/31/15	6/30/15	12/31/14
Fidelity Michigan Municipal Money Market Fund	33 Days	41 Days	37 Days
All Tax-Free Money Market Funds Average(a)	28 Days	32 Days	37 Days

 (a) Source: iMoneyNet, Inc.

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life

	12/31/15	6/30/15	12/31/14
Fidelity Michigan Municipal Money Market Fund	33 Days	41 Days	37 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Variable Rate Demand Notes (VRDNs)	49.9%
Other Municipal Debt	34.0%
Investment Companies	10.9%
Net Other Assets (Liabilities)	5.2%

As of June 30, 2015
Variable Rate Demand Notes (VRDNs)	47.5%
Other Municipal Debt	40.5%
Investment Companies	9.4%
Net Other Assets (Liabilities)	2.6%

Current And Historical 7-Day Yields

	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Fidelity® Michigan Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2015, the most recent period shown in the table, would have been -0.46%.

Fidelity® Michigan Municipal Money Market Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 49.9%
	Principal Amount	Value
Alabama - 0.0%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.42% 1/7/16, VRDN (a)(b)	$600,000	$600,000
Delaware - 0.5%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1987, 0.1% 1/4/16, VRDN (a)(b)	2,000,000	2,000,000
Series 1988, 0.1% 1/4/16, VRDN (a)(b)	500,000	500,000
Series 1994, 0.1% 1/4/16, VRDN (a)(b)	1,900,000	1,900,000
Series 1999 A, 0.08% 1/7/16, VRDN (b)	400,000	400,000
		4,800,000
Georgia - 0.4%
Bartow County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Bowen Proj.) First Series 2009, 0.13% 1/7/16, VRDN (b)	3,200,000	3,200,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Eighth Series 1994, 0.21% 1/4/16, VRDN (b)	700,000	700,000
Second Series 1995, 0.22% 1/4/16, VRDN (b)	400,000	400,000
		4,300,000
Louisiana - 0.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.4% 1/7/16, VRDN (b)	300,000	300,000
Michigan - 47.0%
Central Michigan Univ. Rev. Series 2008 A, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	17,490,000	17,490,000
Grand Traverse County Hosp. Series 2011 B, 0.05% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	19,825,000	19,825,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 0.01% 1/7/16, LOC U.S. Bank NA, Cincinnati, VRDN (b)	27,940,000	27,940,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Metropolitan Hosp. Proj.) Series 2012, 0.01% 1/7/16, LOC Bank of America NA, VRDN (b)	17,715,000	17,715,000
(Spectrum Health Sys. Proj.) Series 2008 C, 0.01% 1/7/16, LOC Bank of New York, New York, VRDN (b)	1,055,000	1,055,000
Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 0.01% 1/7/16, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	21,775,000	21,775,000
Michigan Bldg. Auth. Rev.:
Series 2007 1, 0.01% 1/7/16, LOC Citibank NA, VRDN (b)	13,420,000	13,420,000
Series 2011 B, 0.01% 1/7/16, LOC Citibank NA, VRDN (b)	24,895,000	24,895,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 0.1% 1/7/16, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,500,000	1,500,000
Participating VRDN Series 15 XF0126, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,000,000	2,000,000
Series 22 A, 0.02% 1/7/16, LOC State Street Bank & Trust Co., Boston, VRDN (a)(b)	54,100,000	54,100,001
Michigan Higher Ed. Rev. (Univ. of Detroit Mercy Proj.) Series 2007, 0.01% 1/4/16, LOC Comerica Bank, VRDN (b)	5,175,000	5,175,000
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Sys. Proj.) Series 2005 E, 0.01% 1/7/16, VRDN (b)	14,000,000	14,000,000
Series B, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	18,590,000	18,590,000
Michigan Hsg. Dev. Auth. Ltd.:
(Sand Creek Apts., Phase I Proj.) Series 2007 A, 0.04% 1/7/16, LOC Citibank NA, VRDN (a)(b)	3,595,000	3,595,000
(Sand Creek II Apts. Proj.) Series 2007 A, 0.04% 1/7/16, LOC Citibank NA, VRDN (a)(b)	5,345,000	5,345,000
(Teal Run I Apts. Proj.) Series 2007 A, 0.04% 1/7/16, LOC Citibank NA, VRDN (a)(b)	6,180,000	6,180,000
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev.:
(Canton Club East Apts. Proj.) Series 1998 A, 0.04% 1/7/16, LOC Fannie Mae, VRDN (a)(b)	6,200,000	6,200,000
(Hunt Club Apts. Proj.) 0.04% 1/7/16, LOC Fannie Mae, VRDN (a)(b)	5,865,000	5,865,000
Michigan Hsg. Dev. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. VI Proj.) Series 2000, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	5,300,000	5,300,000
Michigan State Univ. Revs. Series 2000 A, 0.01% 1/7/16 (Liquidity Facility Northern Trust Co.), VRDN (b)	28,035,000	28,035,000
Michigan Strategic Fund Indl. Dev. Rev. (Lapeer Industries, Inc. Proj.) Series 2007, 0.15% 1/7/16, LOC Bank of America NA, VRDN (a)(b)	695,000	695,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 0.01% 1/4/16, VRDN (b)	39,830,000	39,830,000
(Consumers Energy Co. Proj.):
0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	30,500,000	30,500,000
0.02% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,900,000	1,900,000
(Greenpath, Inc. Proj.) Series 2011, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	4,955,000	4,955,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.01% 1/4/16, LOC Comerica Bank, VRDN (b)	21,800,000	21,800,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 0.01% 1/7/16, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	19,000,000	19,000,000
(The YMCA of Greater Grand Rapids Proj.) Series 2010, 0.02% 1/7/16, LOC Comerica Bank, VRDN (b)	9,310,000	9,310,000
Oakland County Econ. Dev. Corp. Ltd. Oblig. Rev. (Osmic, Inc. Proj.) Series 2001 A, 0.06% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	2,800,000	2,800,000
Univ. of Michigan Rev.:
Participating VRDN:
Series 15 XF2199, 0.02% 1/7/16 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	6,190,000	6,190,000
Series 15 XF2205, 0.01% 1/7/16 (Liquidity Facility Citibank NA) (b)(c)	1,400,000	1,400,000
Series 2012 A, 0.01% 1/7/16, VRDN (b)	3,130,000	3,130,000
Series 2012 D2, 0.01% 1/7/16, VRDN (b)	25,305,000	25,305,000
		466,815,001
Nebraska - 0.0%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.42% 1/7/16, VRDN (a)(b)	600,000	600,000
New Jersey - 0.2%
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.):
Series 2003 B1, 0.13% 1/7/16, VRDN (b)	1,400,000	1,400,000
Series 2012 A, 0.13% 1/7/16, VRDN (a)(b)	500,000	500,000
		1,900,000
New York - 1.0%
New York Hsg. Fin. Agcy. Rev. (125 West 31st Street Proj.) Series 2005 A, 0.01% 1/7/16, LOC Fannie Mae, VRDN (a)(b)	10,000,000	10,000,000
Texas - 0.5%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.27% 1/4/16, VRDN (b)	600,000	600,000
Series 2004, 0.26% 1/7/16, VRDN (a)(b)	400,000	400,000
Series 2009 C, 0.26% 1/4/16, VRDN (b)	900,000	900,000
Series 2010 B, 0.27% 1/4/16, VRDN (b)	885,000	885,000
Series 2010 C, 0.26% 1/4/16, VRDN (b)	300,000	300,000
Series 2010 D, 0.26% 1/4/16, VRDN (b)	1,500,000	1,500,000
		4,585,000
Virginia - 0.2%
Newport News Indl. Dev. Auth. (CNU Warwick LLC Student Apts. Proj.) 0.08% 1/7/16, LOC Bank of America NA, VRDN (b)	1,625,000	1,625,000
Wyoming - 0.1%
Lincoln County Envir. (PacifiCorp Proj.) Series 1995, 0.19% 1/7/16, VRDN (a)(b)	600,000	600,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $496,125,001)		496,125,001

Other Municipal Debt - 34.0%
Georgia - 0.4%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A2, 0.07%, tender 4/1/16 (Liquidity Facility Royal Bank of Canada) (b)	3,585,000	3,585,000
Massachusetts - 0.2%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1993 A:
0.4% tender 1/14/16, CP mode	1,000,000	1,000,000
0.4% tender 1/27/16, CP mode	800,000	800,000
		1,800,000
Michigan - 33.2%
Ann Arbor Pub. School District Bonds 5% 5/1/16 (Michigan Gen. Oblig. Guaranteed)	1,180,000	1,198,113
Farmington Pub. School District Gen. Oblig. Bonds 3% 5/1/16	5,150,000	5,190,695
Grand Valley Michigan State Univ. Rev. Bonds Series 2009, 5.625% 12/1/16 (Pre-Refunded to 12/1/16 @ 100)	1,180,000	1,234,435
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, 0.21%, tender 7/28/16 (b)	27,915,000	27,915,000
Michigan Bldg. Auth. Rev.:
Bonds (Facilities Prog.) Series 2013 1A, 5% 10/15/16	2,875,000	2,978,827
Series 7, 0.07% 2/18/16, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	36,000,000	36,000,000
Michigan Fin. Auth. Rev. Bonds:
Series 2010 A, 5% 12/1/16	1,000,000	1,039,860
Series 2012 A:
5% 1/1/16	14,610,000	14,610,000
5% 7/1/16	12,700,000	12,995,159
Series 2013 M1, 0.13%, tender 3/1/16 (b)	10,000,000	10,000,000
Series 2015 A, 3% 5/15/16	2,050,000	2,069,985
Series 2015 MI, 5% 12/1/16	1,600,000	1,667,068
Michigan Gen. Oblig. Bonds (Envir. Prog.) Series 2008 A, 5% 5/1/16	3,900,000	3,961,446
Michigan Hosp. Fin. Auth. Rev. Bonds:
(Ascension Health Sr. Cr. Group Proj.) Series 2010 F:
0.19%, tender 7/28/16 (b)	12,910,000	12,910,000
0.19%, tender 7/28/16 (b)	8,635,000	8,635,000
0.19%, tender 7/28/16 (b)	15,200,000	15,200,000
(Trinity Health Sys. Proj.) Series 2008 C:
0.04% tender 1/4/16, CP mode	14,000,000	14,000,000
0.04% tender 1/4/16, CP mode	28,600,000	28,600,000
0.04% tender 1/8/16, CP mode	9,000,000	9,000,000
0.05% tender 1/15/16, CP mode	9,900,000	9,900,000
Series 1999 B3, 0.3%, tender 2/3/16 (b)	3,200,000	3,200,014
Series 2012 A, 5% 6/1/16	1,400,000	1,426,297
6% 12/1/16	5,180,000	5,434,708
Michigan State Univ. Revs. Bonds Series WF 11 33 C, 0.14%, tender 3/10/16 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	7,610,000	7,610,000
Univ. of Michigan Rev.:
Bonds Series 2009 B:
0.02% tender 1/4/16, CP mode	26,000,000	26,000,000
0.02% tender 1/15/16, CP mode	7,000,000	7,000,000
0.03% tender 1/4/16, CP mode	8,000,000	8,000,000
0.04% tender 1/25/16, CP mode	9,900,000	9,900,000
Series J1:
0.02% 1/5/16, CP	10,000,000	10,000,000
0.03% 1/20/16, CP	14,910,000	14,910,000
0.04% 1/4/16, CP	7,000,000	7,000,000
Series J2, 0.07% 8/29/16, CP	9,900,000	9,900,000
		329,486,607
New Hampshire - 0.2%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1990 A, 0.45% tender 1/27/16, CP mode (a)	200,000	200,000
Series 1990 A1:
0.5% tender 2/8/16, CP mode (a)	800,000	800,000
0.5% tender 2/12/16, CP mode (a)	700,000	700,000
Series 1990 B, 0.48% tender 2/5/16, CP mode	400,000	400,000
		2,100,000
West Virginia - 0.0%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1996, 0.45% tender 1/27/16, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL DEBT
(Cost $337,471,607)		337,471,607
	Shares	Value

Investment Company - 10.9%
Fidelity Municipal Cash Central Fund, 0.02% (e)(f)
(Cost $108,681,000)	108,681,000	108,681,000
TOTAL INVESTMENT PORTFOLIO - 94.8%
(Cost $942,277,608)		942,277,608
NET OTHER ASSETS (LIABILITIES) - 5.2%		51,459,334
NET ASSETS - 100%		$993,736,942

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,610,000 or 0.8% of net assets.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Michigan State Univ. Revs. Bonds Series WF 11 33 C, 0.14%, tender 3/10/16 (Liquidity Facility Wells Fargo Bank NA)	9/24/14	$7,610,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$42,530
Total	$42,530

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $833,596,608)	$833,596,608
Fidelity Central Funds (cost $108,681,000)	108,681,000
Total Investments (cost $942,277,608)		$942,277,608
Cash		50,762,535
Receivable for fund shares sold		9,403,973
Interest receivable		872,365
Distributions receivable from Fidelity Central Funds		1,895
Prepaid expenses		2,174
Other receivables		1,650
Total assets		1,003,322,200
Liabilities
Payable for fund shares redeemed	$9,456,903
Distributions payable	435
Accrued management fee	38,362
Other affiliated payables	9,812
Other payables and accrued expenses	79,746
Total liabilities		9,585,258
Net Assets		$993,736,942
Net Assets consist of:
Paid in capital		$993,735,752
Distributions in excess of net investment income		(1,861)
Accumulated undistributed net realized gain (loss) on investments		3,051
Net Assets, for 992,596,033 shares outstanding		$993,736,942
Net Asset Value, offering price and redemption price per share ($993,736,942 ÷ 992,596,033 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$652,735
Income from Fidelity Central Funds		42,530
Total income		695,265
Expenses
Management fee	$3,617,470
Transfer agent fees	1,447,942
Accounting fees and expenses	117,317
Custodian fees and expenses	9,485
Independent trustees' compensation	4,132
Registration fees	28,311
Audit	38,780
Legal	6,861
Miscellaneous	55,805
Total expenses before reductions	5,326,103
Expense reductions	(4,731,066)	595,037
Net investment income (loss)		100,228
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,904
Total net realized gain (loss)		3,904
Net increase in net assets resulting from operations		$104,132

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$100,228	$99,592
Net realized gain (loss)	3,904	(552)
Net increase in net assets resulting from operations	104,132	99,040
Distributions to shareholders from net investment income	(100,222)	(101,460)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	2,126,419,383	2,312,251,944
Reinvestment of distributions	95,842	96,902
Cost of shares redeemed	(2,177,007,905)	(2,345,811,798)
Net increase (decrease) in net assets and shares resulting from share transactions	(50,492,680)	(33,462,952)
Total increase (decrease) in net assets	(50,488,770)	(33,465,372)
Net Assets
Beginning of period	1,044,225,712	1,077,691,084
End of period (including distributions in excess of net investment income of $1,861 and distributions in excess of net investment income of $1,868, respectively)	$993,736,942	$1,044,225,712

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)A	–	–	–	–	–
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operationsA	–	–	–	–	–
Distributions from net investment incomeA	–	–	–	–	–
Distributions from net realized gain	–	–	–A	–	–
Total distributionsA	–	–	–	–	–
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.01%	.01%	.02%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.54%	.55%	.55%
Expenses net of fee waivers, if any	.06%	.07%	.11%	.19%	.22%
Expenses net of all reductions	.06%	.07%	.11%	.19%	.22%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$993,737	$1,044,226	$1,077,691	$985,600	$875,636

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Money Market Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Michigan Municipal Income Fund	$584,415,697	$34,751,002	$(62,376)	$34,688,626
Fidelity Michigan Municipal Money Market Fund	942,277,608	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$8,970	$–	$(608,096)	$34,688,626
Fidelity Michigan Municipal Money Market Fund	–	3,051	–	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Total capital loss carryforward
Fidelity Michigan Municipal Income Fund	$(608,096)	$(608,096)

The tax character of distributions paid was as follows:

December 31, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$18,621,343	$–	$18,621,343
Fidelity Michigan Municipal Money Market Fund	100,222	–	100,222

December 31, 2014
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$19,039,526	$579,735	$19,619,261
Fidelity Michigan Municipal Money Market Fund	101,460	–	101,460

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $125,942,432 and $65,617,659, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.11%	.36%
Fidelity Michigan Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.08%
Fidelity Michigan Municipal Money Market Fund	.14%

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Funds. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Funds.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$ 835

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $4,719,718.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Michigan Municipal Income Fund	$5,818
Fidelity Michigan Municipal Money Market Fund	9,027

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$1,311
Fidelity Michigan Municipal Money Market Fund	2,321

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Michigan Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2015 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Michigan Municipal Income Fund's and Fidelity Michigan Municipal Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee of Fidelity Municipal Trust

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Member of the Advisory Board of Fidelity Municipal Trust II

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,031.40	$2.46
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Michigan Municipal Money Market Fund	.05%
Actual		$1,000.00	$1,000.10	$.25
Hypothetical-C		$1,000.00	$1,024.95	$.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2015, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 1.91% of Fidelity Michigan Municipal Income Fund and 12.93% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance (for  Fidelity Michigan Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for  Fidelity Michigan Municipal Money Market Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Michigan Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2014. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Michigan Municipal Money Market Fund, and also noted that Fidelity may recover a portion of waived fees under certain circumstances.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Michigan Municipal Income Fund's shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

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Fidelity® Municipal Income Fund Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Municipal Income Fund	3.31%	5.78%	4.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,839	Fidelity® Municipal Income Fund
$15,853	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Lead Portfolio Manager Jamie Pagliocco:  For the year, the fund gained 3.31%, net of fees, slightly lagging the 3.67% gain of the benchmark Barclays® 3+ Year Municipal Bond Index. I continued to base our investment decisions on longer-term objectives, seeking attractive tax-exempt income and competitive risk-adjusted returns, including both price appreciation and income, over time. Versus the benchmark, the fund’s larger-than-benchmark weightings in bonds appropriated by the state of New Jersey, as well as bonds backed by the city of Chicago and related entities, were the primary drag on performance. State-appropriated bonds from New Jersey underperformed amid worries about the state's credit outlook in response to budget challenges and unfunded pension liabilities. Debt backed by Chicago and closely related credits also performed poorly, as pension reform became more difficult, and one major credit-rating agency assigned Chicago a below-investment-grade rating. In contrast, the fund’s larger-than-benchmark exposure to bonds that were advance refunded during the period was a plus, as such refinancings typically result in price gains for bondholders, because the bonds’ durations shorten and their credit quality rises. Our decision to overweight health care bonds also provided a boost. These securities turned in above-benchmark performance primarily due to robust demand from investors seeking the relatively higher yields these bonds offered.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	17.2	17.3
California	15.3	16.4
Florida	12.9	13.0
Texas	8.6	9.1
New York	7.9	7.5

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	31.9	34.2
Health Care	18.4	18.8
Transportation	15.8	12.7
Escrowed/Pre-Refunded	9.3	9.7
Electric Utilities	7.9	8.3

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	6.0	6.0

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	6.6	6.9

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	4.5%
AA,A	78.1%
BBB	8.6%
BB and Below	2.9%
Not Rated	4.0%
Short-Term Investments and Net Other Assets	1.9%

As of June 30, 2015
AAA	3.9%
AA,A	82.2%
BBB	8.2%
BB and Below	2.1%
Not Rated	4.5%
Short-Term Investments and Net Other Assets	(0.9)*%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 97.9%
	Principal Amount (000s)	Value (000s)
Alabama - 0.3%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/32 (a)	3,500	3,725
Jefferson County Ltd. Oblig. School Warrants Series 2004 A, 5.5% 1/1/22	5,600	5,635
Montgomery Med. Clinic Facilities:
4% 3/1/36 (b)	$500	$498
5% 3/1/33 (b)	4,000	4,425
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22	3,000	3,355

TOTAL ALABAMA		17,638

Arizona - 1.9%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	2,670	2,929
5.25% 10/1/20 (FSA Insured)	8,000	9,095
5.25% 10/1/26 (FSA Insured)	2,570	2,906
5.25% 10/1/28 (FSA Insured)	8,345	9,371
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.):
Series 2007 B, 1.028%, tender 1/1/37 (c)	3,000	2,716
Series 2008 D:
5.5% 1/1/38	12,000	12,860
6% 1/1/27	2,600	2,838
Arizona State Lottery Rev. Series 2010 A, 5% 7/1/21 (FSA Insured)	5,800	6,590
Glendale Gen. Oblig. Series 2015, 4% 7/1/20 (FSA Insured)	2,600	2,842
Goodyear McDowell Road Commercial Corridor Impt. District 5.25% 1/1/18 (AMBAC Insured)	1,660	1,727
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/21	1,580	1,729
Maricopa County Indl. Dev. Auth. Hosp. Facilities Rev. (Samaritan Health Svcs. Proj.) Series 1990 A, 7% 12/1/16 (Escrowed to Maturity)	270	286
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	3,600	3,962
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2008, 5.25% 7/1/39	4,800	5,177
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,000	15,714
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 2011 C:
5% 7/1/22	1,000	1,177
5% 7/1/23	2,000	2,348
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/22	1,500	1,776
Series 2012 A:
5% 7/1/24	1,140	1,358
5% 7/1/26	1,000	1,178
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2009 A, 5% 1/1/26	700	785
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/21	3,500	4,033
5.5% 12/1/29	7,900	9,608
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	845	927
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011, 6% 7/1/39 (Pre-Refunded to 7/1/21 @ 100)	3,000	3,692

TOTAL ARIZONA		107,624

California - 15.3%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	2,800	3,254
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,925	2,621
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	6,350	7,267
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	4,275	3,765
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.) Series 2001 A:
0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,140	2,127
0% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	2,011
0% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,675	1,611
0% 10/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,289
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (c)	22,700	24,043
Series 2006:
5% 9/1/33	5,580	5,720
5% 9/1/33 (Pre-Refunded to 9/1/16 @ 100)	10,265	10,579
5% 9/1/35 (Pre-Refunded to 9/1/16 @ 100)	1,350	1,391
Series 2007, 5.625% 5/1/20	120	120
5% 3/1/19	1,800	1,961
5% 8/1/19	8,310	8,716
5% 8/1/20	5,355	5,614
5% 10/1/22	2,300	2,616
5% 11/1/22	3,100	3,349
5% 12/1/22	6,800	7,372
5% 11/1/24	1,600	1,727
5% 9/1/27 (Pre-Refunded to 9/1/16 @ 100)	4,870	5,019
5% 9/1/31 (Pre-Refunded to 9/1/16 @ 100)	22,500	23,173
5% 9/1/32 (Pre-Refunded to 9/1/16 @ 100)	24,995	25,742
5% 9/1/35	555	569
5.25% 9/1/23	24,300	29,396
5.25% 12/1/33	160	161
5.25% 4/1/35	12,000	14,198
5.25% 3/1/38	9,000	9,766
5.25% 11/1/40	3,200	3,738
5.5% 8/1/27	14,700	16,374
5.5% 4/1/28	10	10
5.5% 8/1/29	9,850	10,926
5.5% 4/1/30	5	5
5.5% 3/1/40	5,900	6,831
5.6% 3/1/36	2,550	2,975
5.75% 4/1/31	5,020	5,769
6% 3/1/33	23,800	28,339
6% 4/1/38	19,600	22,652
6% 11/1/39	10,020	11,843
6.5% 4/1/33	7,900	9,263
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	10,000	11,488
(St. Joseph Health Sys. Proj.) Series 2009 A, 5.75% 7/1/39	6,800	7,773
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	12,500	14,761
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/27	6,730	8,006
5% 6/1/28	6,175	7,318
(Monterey Bay Campus Library Proj.) Series 2009 D, 6.25% 4/1/34	7,280	8,413
(Office of Emergency Svcs. Proj.) Series 2007 A:
5% 3/1/21	3,515	3,682
5% 3/1/22	1,695	1,775
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	2,825	3,270
(Univ. Proj.) Series 2011 B, 5.25% 10/1/26	2,515	2,998
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/27	10,000	11,730
5.25% 10/1/26	5,000	5,948
Series 2012 A:
5% 4/1/25	4,700	5,583
5% 4/1/26	13,495	15,988
Series 2012 G, 5% 11/1/25	4,000	4,795
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	4,100	4,887
5% 12/1/23	7,355	8,744
Series 2009 G1, 5.75% 10/1/30	2,500	2,882
Series 2009 I:
6.125% 11/1/29	1,600	1,876
6.375% 11/1/34	4,600	5,463
Series 2010 A, 5.75% 3/1/30	4,900	5,669
California State Univ. Rev. Series 2009 A, 6% 11/1/40	5,000	5,705
California Statewide Cmntys. Dev. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	5,000	5,493
(Sutter Health Proj.) Series 2011 A, 6% 8/15/42	11,700	13,972
Encinitas Union School District Series 1996:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,500	3,213
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,810	2,507
Fontana Unified School District Gen. Oblig. 5% 5/1/19 (Assured Guaranty Corp. Insured)	1,300	1,467
Long Beach Unified School District Series A:
5.5% 8/1/28	3,810	4,365
5.5% 8/1/29	2,000	2,288
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005:
5% 9/1/18 (AMBAC Insured)	1,000	1,003
5% 9/1/19 (AMBAC Insured)	2,545	2,553
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/23	5,335	6,203
5% 3/1/27	2,000	2,271
Los Angeles Wastewtr. Sys. Rev. Series 2009 A:
5.75% 6/1/34	4,325	4,929
5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	5,390	6,240
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	3,000	3,344
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,525	2,766
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. Series 2007, 5% 8/1/19 (AMBAC Insured)	2,320	2,454
North City West School Facilities Fing. Auth. Spl. Tax Series C, 5% 9/1/19 (AMBAC Insured)	3,015	3,389
Oakland Gen. Oblig.:
Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	2,500	2,870
Series 2012:
5% 1/15/26	4,535	5,187
5% 1/15/28	4,345	4,943
5% 1/15/29	5,370	6,090
Oakland Unified School District Alameda County:
Series 2009 A, 6.5% 8/1/22	2,320	2,706
Series 2015 A:
5% 8/1/25 (FSA Insured)	2,400	2,938
5% 8/1/26	1,025	1,224
5% 8/1/27 (FSA Insured)	1,160	1,396
5% 8/1/29	1,750	2,046
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	4,190	4,671
5% 2/1/24	8,200	9,493
Port of Oakland Rev.:
Series 2007 B, 5% 11/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,000	7,501
Series 2012 P:
5% 5/1/23 (d)	6,455	7,570
5% 5/1/24 (d)	9,900	11,508
Series C, 5% 11/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,650	7,127
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,900	2,700
Series B:
0% 8/1/37	7,800	3,383
0% 8/1/38	10,200	4,219
0% 8/1/39	20,100	7,885
0% 8/1/40	3,000	1,118
0% 8/1/41	13,610	4,821
Poway Unified School District Pub. Fing.:
5% 9/1/26	1,275	1,493
5% 9/1/29	2,650	3,020
5% 9/1/31	1,200	1,346
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	4,200	2,902
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/26	10,000	11,978
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	2,800	3,137
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/25	10,425	12,193
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	3,600	1,808
0% 7/1/39	9,650	3,824
0% 7/1/41	21,370	7,730
Series 2008 E:
0% 7/1/47 (a)	7,400	4,036
0% 7/1/49	25,500	6,282
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2014 A, 5% 5/1/44 (d)	12,800	14,253
San Joaquin County Ctfs. of Prtn. (County Administration Bldg. Proj.) Series 2007, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,495	3,756
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27	4,610	5,463
5% 6/1/30	16,190	19,029
5% 6/1/31	11,785	13,808
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	6,375	7,238
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	5,150	5,708
Series 2010 B, 0% 8/1/47	18,400	4,826
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,430	4,089
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,815	2,604
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	490	491
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	45,225	48,463
Union Elementary School District:
Series A, 0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,750	1,650
Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,288
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	4,000	4,446
Univ. of California Revs.:
(UCLA Med. Ctr. Proj.) Series B, 5.5% 5/15/17 (AMBAC Insured)	2,545	2,547
Series O:
5.25% 5/15/39	2,010	2,242
5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	390	443
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	4,500	5,292
Washington Township Health Care District Rev.:
Series 2007 A:
5% 7/1/18	1,185	1,245
5% 7/1/27	1,840	1,924
Series 2009 A, 5.75% 7/1/24	1,750	1,957
Series 2010 A, 5.5% 7/1/38	3,815	4,054
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	3,850	4,260
Series 2012:
5% 8/1/24	3,625	4,316
5% 8/1/25	10,000	11,838

TOTAL CALIFORNIA		882,488

Colorado - 0.6%
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	5,800	5,406
0% 7/15/22 (Escrowed to Maturity)	15,700	13,797
Colorado Health Facilities Auth. Rev. (Parkview Episcopal Med. Ctr. Proj.) Series B:
5% 9/1/19	1,115	1,188
5% 9/1/22	1,500	1,601
Denver City & County Arpt. Rev. Series 2007 E, 5% 11/15/32 (AMBAC Insured)	2,500	2,678
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,075	10,881
Series 2010 C, 5.375% 9/1/26	1,000	1,119

TOTAL COLORADO		36,670

Delaware - 0.1%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	4,800	5,377
District Of Columbia - 1.0%
District of Columbia Hosp. Rev. (Sibley Memorial Hosp. Proj.) Series 2009, 6.375% 10/1/39 (Pre-Refunded to 10/1/19 @ 100)	8,140	9,701
District of Columbia Rev.:
(Medlantic/Helix Proj.) Series 1998 C, 5% 8/15/17 (FSA Insured)	1,700	1,809
Series B, 4.75% 6/1/32	2,200	2,370
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. Series 2009 B:
0% 10/1/33 (Assured Guaranty Corp. Insured)	15,000	7,548
0% 10/1/34 (Assured Guaranty Corp. Insured)	15,000	7,195
0% 10/1/35 (Assured Guaranty Corp. Insured)	33,975	15,518
0% 10/1/39 (Assured Guaranty Corp. Insured)	5,030	1,884
Washington D.C. Metropolitan Transit Auth. Rev. Series 2009 A:
5.125% 7/1/32	1,000	1,108
5.25% 7/1/27	4,390	4,931
5.25% 7/1/28	3,000	3,360

TOTAL DISTRICT OF COLUMBIA		55,424

Florida - 12.9%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Care Sys. Proj.) Series 1993, 6.05% 11/15/16 (Escrowed to Maturity)	1,055	1,107
Boynton Beach Util. Sys. Rev. Series 2002, 5.5% 11/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,300	3,779
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/25	2,000	2,409
5% 7/1/26	1,000	1,191
5% 7/1/28	1,745	2,053
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	5,215	6,178
Series A:
5% 10/1/28 (d)	2,500	2,931
5% 10/1/30 (d)	3,500	4,058
5% 10/1/31 (d)	2,000	2,310
5% 10/1/32 (d)	2,400	2,761
Broward County School Board Ctfs. of Prtn.:
Series 2007 A, 5% 7/1/19 (Pre-Refunded to 7/3/17 @ 100)	3,700	3,934
Series 2012 A:
5% 7/1/23	21,020	24,782
5% 7/1/27	5,695	6,539
Series 2015 A:
5% 7/1/24	1,915	2,320
5% 7/1/26	7,200	8,718
Series 2015 B:
5% 7/1/24	1,940	2,350
5% 7/1/25	2,355	2,878
Broward County Wtr. & Swr. Util. Rev. Series 2009 A, 5.25% 10/1/34 (Pre-Refunded to 10/1/18 @ 100)	8,500	9,482
Citizens Property Ins. Corp.:
Series 2011 A1:
5% 6/1/19	1,715	1,916
5% 6/1/20	3,000	3,425
Series 2012 A1, 5% 6/1/21	8,400	9,787
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	24,450	28,700
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/32	12,225	14,078
Emerald Coast Utils. Auth. Rev.:
5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,000
5.25% 1/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,310
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	12,400	14,329
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	4,500	4,798
Series 2011 E, 5% 6/1/24	6,600	7,802
Series 2011 F, 5% 6/1/23	6,070	7,203
Series A, 5.5% 6/1/38	2,000	2,199
Florida Dept. of Children and Family Svcs. Ctfs. of Prtn. (South Florida Evaluation Treatment Ctr. Proj.):
5% 10/1/16	2,025	2,031
5% 10/1/17	2,130	2,137
Florida Dept. of Trans. Rev. Series 2005 A:
5% 7/1/17	3,360	3,371
5% 7/1/18	3,320	3,331
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	5,700	6,486
Florida Gen. Oblig.:
Series 2008 A, 5.25% 7/1/37	3,000	3,205
Series 2011 B, 5% 7/1/23	10,175	12,067
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,400	5,955
Series 2015 C:
5% 10/1/30	3,270	3,629
5% 10/1/40	1,000	1,083
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,100	3,636
Series 2009 A, 6.25% 10/1/31	3,000	3,511
Series 2015 B:
5% 10/1/28	1,000	1,198
5% 10/1/30	1,800	2,135
Florida Wtr. Poll. Cont. Fing. Corp. Rev. Series 2003, 5.25% 1/15/20	1,950	1,957
Gulf Breeze Util. Sys. Rev. Series 2004, 5% 10/1/16 (AMBAC Insured)	520	521
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	1,200	1,251
5% 6/1/25	1,285	1,492
5% 6/1/26	1,375	1,583
5% 6/1/46	2,510	2,693
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2006 G:
5.125% 11/15/17 (Pre-Refunded to 11/15/16 @ 100)	95	99
5.125% 11/15/19 (Pre-Refunded to 11/15/16 @ 100)	70	73
5.125% 11/15/19 (Pre-Refunded to 11/15/16 @ 100)	1,930	2,007
Series 2008 B, 6% 11/15/37	11,000	12,692
Hillsborough County Indl. Dev.:
(H Lee Moffitt Cancer Ctr. Proj.) Series A:
5% 7/1/17	1,930	2,041
5% 7/1/18	2,125	2,246
(Tampa Gen. Hosp. Proj.) Series 2006, 5.25% 10/1/41	8,525	8,752
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	4,900	6,106
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/24	5,500	6,501
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	1,000	1,176
5% 6/1/28 (FSA Insured)	1,000	1,169
5% 6/1/30 (FSA Insured)	1,650	1,905
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (d)	5,260	5,993
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	6,000	6,020
Miami-Dade County Aviation Rev.:
Series 2010 A:
5.375% 10/1/41	5,800	6,599
5.5% 10/1/30	3,000	3,491
Series 2012 A:
5% 10/1/23 (d)	7,500	8,762
5% 10/1/24 (d)	9,050	10,481
5% 10/1/30 (d)	6,095	6,869
5% 10/1/31 (d)	2,500	2,806
Series 2014 A:
5% 10/1/28 (d)	4,000	4,624
5% 10/1/33 (d)	8,385	9,493
5% 10/1/36 (d)	12,740	14,279
5% 10/1/37	11,100	12,666
Series 2015 A:
5% 10/1/29 (d)	1,585	1,833
5% 10/1/31 (d)	1,330	1,525
5% 10/1/35 (d)	3,400	3,822
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26	3,750	4,386
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	3,000	3,363
Series 2014 B:
5% 7/1/26	2,500	2,982
5% 7/1/27	1,750	2,074
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A:
5% 8/1/17 (AMBAC Insured)	3,500	3,723
5% 8/1/18 (AMBAC Insured)	4,000	4,372
5% 8/1/20 (AMBAC Insured)	2,500	2,722
5% 8/1/21 (AMBAC Insured)	5,095	5,548
5% 8/1/22 (AMBAC Insured)	3,325	3,618
Series 2011 B, 5.625% 5/1/31	6,600	7,732
Series 2015 A:
5% 5/1/26	5,500	6,516
5% 5/1/28	17,710	20,649
Series 2015 B:
5% 5/1/26	8,500	10,070
5% 5/1/27	17,480	20,567
5% 5/1/28	14,465	16,865
Series 2016 A:
5% 5/1/30 (b)	3,900	4,561
5% 5/1/32 (b)	16,860	19,540
Series 2016 B, 5% 8/1/26 (b)	9,230	11,140
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/24	2,255	2,663
5% 7/1/42	1,900	2,108
Orange County Edl. Facilities Auth. Ed. Rev. (Rollins College Proj.):
5.25% 12/1/32 (AMBAC Insured)	1,350	1,443
5.25% 12/1/37 (AMBAC Insured)	1,365	1,453
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.125% 10/1/26	5,030	5,651
Series 2012 A, 5% 10/1/42	14,700	15,537
Series 2012 B, 5% 10/1/42	5,900	6,236
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,926
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30	8,500	10,076
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/22	2,500	2,991
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 B, 5% 10/1/33	3,700	4,083
Series 2012 A:
5% 10/1/23	2,300	2,818
5% 10/1/25	1,100	1,380
Series 2013 A, 5% 10/1/25	4,800	6,020
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/22	670	771
5% 12/1/23	1,000	1,155
5% 12/1/24	750	870
5% 12/1/25	500	573
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/20	5,000	5,552
5% 8/1/20	6,010	6,938
5% 8/1/24	3,500	4,262
Series 2015 D:
5% 8/1/28	4,035	4,870
5% 8/1/29	13,665	16,351
5% 8/1/30	14,105	16,746
5% 8/1/31	14,165	16,739
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	11,100	13,248
Port Orange Gen. Oblig. 5% 4/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015	2,035
South Lake County Hosp. District (South Lake Hosp., Inc.):
Series 2009 A, 6.25% 4/1/39	3,300	3,704
Series 2010:
5% 10/1/25	4,140	4,653
5.25% 10/1/34	3,500	3,879
St. Johns County School Board 5.25% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400	1,432
St. Petersburg Pub. Util. Rev. Series 2009 A, 5.5% 10/1/37	7,000	7,981
Tallahassee Health Facilities Rev. Series 2015 A:
4% 12/1/35	3,300	3,269
5% 12/1/40	1,900	2,066
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010, 5% 11/15/23	8,080	9,232
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/22	2,300	2,718
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B, 5% 8/1/25	1,775	2,131
Walton County School Board Ctfs. of Prtn. 5.25% 7/1/18 (FSA Insured)	1,865	2,042

TOTAL FLORIDA		744,659

Georgia - 3.4%
Atlanta Wtr. & Wastewtr. Rev.:
Series 2009 A:
6% 11/1/25 (Pre-Refunded to 11/1/19 @ 100)	9,785	11,545
6.25% 11/1/39 (Pre-Refunded to 11/1/19 @ 100)	10,800	12,843
5% 11/1/27	1,000	1,224
5% 11/1/30	2,500	3,003
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (c)	8,100	8,244
2.2%, tender 4/2/19 (c)	3,000	3,042
2.2%, tender 4/2/19 (c)	300	304
2.2%, tender 4/2/19 (c)	6,500	6,592
2.2%, tender 4/2/19 (c)	4,100	4,158
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	10,200	9,306
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	7,745	8,538
6.125% 9/1/40	9,310	10,113
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	3,000	3,459
5.25% 10/1/41	5,600	6,370
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/23	1,500	1,743
5% 1/1/24	6,500	7,552
Georgia Gen. Oblig. Series 2007 E, 5% 8/1/22	575	614
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series C, 5% 1/1/22	7,700	9,083
Series GG, 5% 1/1/22	4,000	4,743
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S:
5% 10/1/22	3,425	4,008
5% 10/1/23	4,000	4,736
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series A, 5.25% 9/15/19	1,915	2,150
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	8,500	9,511
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014:
5% 4/1/25	3,500	4,046
5% 4/1/30	1,200	1,352
Richmond County Dev. Auth. Rev. (Southern Care Corp. Facility Proj.):
Series A, 0% 12/1/21 (Escrowed to Maturity)	5,615	5,123
Series C, 0% 12/1/21 (Escrowed to Maturity)	19,400	17,700
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36	13,550	14,943
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity)	18,045	16,464
Valdosta & Lowndes County Hosp. (South Georgia Med. Ctr. Proj.) 5% 10/1/20	1,570	1,680

TOTAL GEORGIA		194,189

Hawaii - 0.4%
Hawaii Arpts. Sys. Rev. Series 2015 A:
5% 7/1/41 (d)	7,500	8,357
5% 7/1/45 (d)	10,375	11,516
State of Hawaii Dept. of Trans. Series 2013:
5.25% 8/1/24 (d)	2,000	2,373
5.25% 8/1/25 (d)	2,500	2,941

TOTAL HAWAII		25,187

Idaho - 0.3%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	4,355	4,956
6.75% 11/1/37	4,300	4,881
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	2,190	2,514
Series 2015 ID, 5% 12/1/25	2,750	3,385

TOTAL IDAHO		15,736

Illinois - 17.2%
Boone & Winnebago County Cmnty. Unit School District 200:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,810	1,596
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,950	1,653
Chicago Board of Ed.:
Series 1999 A, 0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,200	3,113
Series 2008 C:
5.25% 12/1/23	2,050	1,982
5.25% 12/1/24	1,385	1,330
Series 2009 D, 4% 12/1/16 (Assured Guaranty Corp. Insured)	1,390	1,415
Series 2010 F, 5% 12/1/20	1,100	1,080
Series 2011 A:
5.25% 12/1/41	4,475	3,878
5.5% 12/1/39	7,900	7,169
Series 2012 A, 5% 12/1/42	3,130	2,599
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,700	2,755
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	15,200	4,204
(Neighborhoods Alive 21 Prog.) Series 2003, 5% 1/1/33 (AMBAC Insured)	2,100	2,100
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	435	435
Series 2007 C, 5% 1/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,950	13,175
Series 2009 A, 5% 1/1/22	1,720	1,791
Series 2011 A, 5% 1/1/40	3,960	3,868
Series 2012 A:
5% 1/1/33	15,200	15,270
5% 1/1/34	2,440	2,445
Series 2012 C, 5% 1/1/23	4,570	4,804
Series A, 5% 1/1/42 (AMBAC Insured)	40	40
5% 1/1/26	1,405	1,428
5% 1/1/27	3,305	3,348
5% 1/1/34	3,000	3,008
5% 1/1/35	15,000	14,982
5% 1/1/36	11,555	11,468
Chicago Midway Arpt. Rev. Series 2014 A:
5% 1/1/27 (d)	10,330	11,623
5% 1/1/28 (d)	14,950	16,721
5% 1/1/33 (d)	5,375	5,882
5% 1/1/34 (d)	2,600	2,836
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 C, 6.5% 1/1/41	19,600	23,518
Series 2013 B, 5% 1/1/27	11,275	13,182
Series 2013 D, 5% 1/1/27	1,000	1,169
Chicago Park District Gen. Oblig.:
Series 2013 A:
5.5% 1/1/33	2,500	2,851
5.75% 1/1/38	5,600	6,375
Series 2014 B:
5% 1/1/26	1,500	1,670
5% 1/1/27	3,210	3,545
5% 1/1/28	2,500	2,741
Series 2014 C, 5% 1/1/26	1,865	2,076
Chicago Transit Auth. Series 2014, 5.25% 12/1/49	13,000	14,136
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.) Series 2008 A:
5.25% 6/1/23 (Assured Guaranty Corp. Insured)	2,425	2,580
5.25% 6/1/25 (Assured Guaranty Corp. Insured)	3,495	3,703
Chicago Wtr. Rev. Series 2000, 0% 11/1/16 (AMBAC Insured)	7,555	7,414
Cook County Forest Preservation District:
(Ltd. Tax Proj.) Series 2012 B, 5% 12/15/37	2,500	2,663
Series 2012 A, 5% 11/15/22	2,000	2,275
Series 2012 C, 5% 12/15/37	1,000	1,065
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/33	19,775	20,616
Series 2010 G, 5% 11/15/25	3,400	3,697
Series 2012 C:
5% 11/15/24	9,400	10,392
5% 11/15/25 (FSA Insured)	15,070	16,524
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	6,665	6,529
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig.:
Series 2006 A, 5.25% 5/1/25 (Pre-Refunded to 5/1/16 @ 100)	1,050	1,067
Series 2006:
5.25% 5/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,950	3,998
5.5% 5/1/23	2,565	2,600
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	4,500	4,036
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	29,680	25,287
Illinois Fin. Auth. Gas Supply Rev. Bonds (Peoples Gas Lt. and Coke Co. Proj.) Series 2005 A, 4.3%, tender 6/1/16 (AMBAC Insured) (c)	3,860	3,917
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	4,300	4,942
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	6,500	7,272
(Children's Memorial Hosp. Proj.) Series 2008 A:
5.25% 8/15/33 (Assured Guaranty Corp. Insured)	7,800	8,468
5.25% 8/15/47 (Assured Guaranty Corp. Insured)	2,000	2,108
(Edward Hosp. Obligated Group Proj.) Series 2008 A:
5.5% 2/1/40 (AMBAC Insured)	3,165	3,392
6% 2/1/28 (AMBAC Insured)	2,855	3,120
(Newman Foundation Proj.):
5% 2/1/32 (Radian Asset Assurance, Inc. Insured)	1,300	1,318
5% 2/1/37 (Radian Asset Assurance, Inc. Insured)	10,000	10,116
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	12,615	13,719
(Northwestern Memorial Hosp. Proj.) Series 2009 A, 6% 8/15/39	4,020	4,665
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	25,230	29,132
5.375% 5/15/30	6,160	7,010
(Provena Health Proj.) Series 2010 A, 6% 5/1/28	13,500	15,482
(Rush Univ. Med. Ctr. Proj.):
Series 2009 C, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	8,200	9,637
Series 2009 D, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	8,000	9,402
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,645	1,767
(Southern Illinois Healthcare Enterprises, Inc. Proj.) Series 2005, 5.25% 3/1/30	5,900	6,613
(The Univ. of Chicago Med. Ctr. Proj.) Series 2009 B, 5% 8/15/23	5,550	6,340
Series 2008 A:
5.625% 1/1/37	27,960	29,699
6% 2/1/24	300	329
6.25% 2/1/33 (AMBAC Insured)	300	328
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	7,605	8,909
Series 2009:
6.875% 8/15/38 (Pre-Refunded to 8/15/19 @ 100)	430	515
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	15,955	19,169
Series 2010 A:
5.5% 8/15/24	2,900	3,233
5.5% 4/1/44	1,590	1,766
5.5% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	1,410	1,606
5.75% 8/15/29	2,320	2,569
Series 2010, 5.25% 5/1/25	7,000	8,053
Series 2012 A, 5% 5/15/22	2,120	2,453
Series 2012:
4% 9/1/32	7,460	7,296
5% 9/1/38	23,950	25,712
5% 11/15/43	4,395	4,713
Series 2013:
5% 11/15/28	2,875	3,212
5% 11/15/29	1,400	1,558
5% 5/15/43	10,000	10,318
5% 11/15/23	500	596
5% 11/15/27	3,160	3,755
5% 8/15/35	6,425	7,051
5% 8/15/44	30,850	33,320
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/19	4,200	4,487
5.5% 1/1/31	3,000	3,427
Series 2010:
5% 1/1/21 (FSA Insured)	2,600	2,837
5% 1/1/23 (FSA Insured)	6,600	7,157
Series 2012 A, 5% 1/1/33	4,700	4,938
Series 2012:
5% 8/1/19	2,500	2,695
5% 8/1/21	2,000	2,203
5% 3/1/23	4,000	4,383
5% 8/1/23	3,900	4,313
5% 3/1/35	2,000	2,095
5% 3/1/37	1,000	1,042
Series 2013 A, 5% 4/1/35	1,800	1,898
Series 2014:
5% 2/1/23	4,400	4,862
5% 4/1/28	1,125	1,220
5% 5/1/32	2,600	2,771
5.25% 2/1/30	9,000	9,795
5% 2/1/26	2,325	2,544
Illinois Health Facilities Auth. Rev.:
(Delnor-Cmnty. Hosp. Proj.) Series 2002 D, 5.25% 5/15/32 (FSA Insured)	3,000	3,244
(Lutheran Gen. Health Care Sys. Proj.) Series C, 6% 4/1/18	2,520	2,652
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/25	8,110	9,724
5% 2/1/26	4,370	5,237
Illinois Reg'l. Trans. Auth. Series A, 8% 6/1/17 (AMBAC Insured)	4,500	4,753
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/40	13,300	15,152
Series 2015 B, 5% 1/1/40	7,400	8,476
Series 2016 A:
5% 12/1/31 (b)	5,000	5,932
5% 12/1/32 (b)	7,900	9,297
Kane & DeKalb Counties Cmnty. Unit School District #302 5.5% 2/1/25 (FSA Insured)	3,000	3,011
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/17 (AMBAC Insured)	3,350	3,251
0% 12/1/17 (Escrowed to Maturity)	350	343
0% 12/1/21 (AMBAC Insured)	3,095	2,660
0% 12/1/21 (Escrowed to Maturity)	1,905	1,723
6.5% 1/1/20 (AMBAC Insured)	2,755	3,272
6.5% 1/1/20 (Escrowed to Maturity)	4,645	5,578
6.5% 1/1/20 (Escrowed to Maturity)	465	558
Lake County Cmnty. Consolidated School District #73 Gen. Oblig. 0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,905	1,890
Lake County Cmnty. High School District #117, Antioch Series B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,240	6,814
McHenry & Kane Counties Cmnty. Consolidated School District #158:
Series 2004, 0% 1/1/24 (FSA Insured)	4,300	3,340
0% 1/1/19	2,955	2,766
0% 1/1/19 (Escrowed to Maturity)	45	43
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,610	3,226
Series 1994 A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,935	2,709
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,170
Series 2002 A:
0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	32,600	17,699
0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,445	1,790
Series 2010 B1:
0% 6/15/43 (FSA Insured)	45,400	12,058
0% 6/15/44 (FSA Insured)	53,800	13,578
0% 6/15/45 (FSA Insured)	27,900	6,689
0% 6/15/47 (FSA Insured)	16,540	3,577
Series 2012 B:
0% 12/15/51	16,200	2,328
5% 6/15/52	17,900	18,466
Series A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,345	3,090
Series 1996 A, 0% 6/15/24	3,060	2,296
Series A, 0% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155	1,959
5.5% 6/15/20	1,625	1,721
5.5% 6/15/20 (Pre-Refunded to 6/15/17 @ 100)	375	404
Quincy Hosp. Rev. Series 2007:
5% 11/15/16	1,200	1,242
5% 11/15/18	1,000	1,071
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	555	592
5% 10/1/17 (Escrowed to Maturity)	745	799
5% 10/1/18	615	659
5% 10/1/20	550	589
5% 10/1/20 (Pre-Refunded to 10/1/17 @ 100)	740	794
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1991:
0% 4/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,270	15,906
0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,000	7,180
Series 1999 A, 0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,965	4,303
Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	7,805	8,937
Series 2010 A:
5% 4/1/25	5,125	5,751
5.25% 4/1/30	3,200	3,619
Series 2013:
6% 10/1/42	4,600	5,373
6.25% 10/1/38	4,530	5,238
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (FSA Insured)	4,885	4,838
0% 11/1/17 (FSA Insured)	3,200	3,115
0% 11/1/19 (Escrowed to Maturity)	675	639
0% 11/1/19 (FSA Insured)	4,325	3,996

TOTAL ILLINOIS		991,071

Indiana - 3.0%
Crown Point Multi-School Bldg. Corp. 0% 1/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,480	6,748
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	25,900	31,041
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.):
Series 2008 C, 5.375% 11/1/32	7,815	8,598
Series 2009 A, 5.25% 11/1/39	5,300	5,895
Indiana Fin. Auth. Rev.:
(Trinity Health Cr. Group Proj.) Series 2009 A, 5.25% 12/1/38	8,000	8,901
Series 2012:
5% 3/1/30	3,900	4,344
5% 3/1/41	7,070	7,648
Series 2015 A, 5.25% 2/1/32	6,020	7,200
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	2,545	2,994
Series 2015 A:
5% 10/1/30	4,820	5,653
5% 10/1/45	25,600	28,878
Series 2011 A, 5.25% 10/1/25	1,750	2,058
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/22	2,000	2,332
5% 1/1/23	1,800	2,082
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A:
0% 6/1/16 (AMBAC Insured)	6,470	6,456
0% 6/1/18 (AMBAC Insured)	1,700	1,649
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2006 F, 5% 1/1/17 (AMBAC Insured) (d)	1,700	1,735
Jasper County Indl. Poll. Ctl. Rev. (Northern Indiana Pub. Svc. Co. Proj.) Series 1988 C, 5.6% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000	4,150
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 7/15/18	400	428
5% 1/15/30	24,540	27,894
Purdue Univ. Rev. (Student Facilities Sys. Proj.) Series 2009 B:
5% 7/1/24	1,150	1,301
5% 7/1/25	1,000	1,130
5% 7/1/26	1,325	1,495
5% 7/1/29	670	753
Zionsville Cmnty. Schools Bldg. Series 2005, 5% 7/15/20 (FSA Insured)	1,945	2,210

TOTAL INDIANA		173,573

Iowa - 0.1%
Iowa Fin. Auth. Health Facilities Rev. Series 2008 A, 5.625% 8/15/37 (Assured Guaranty Corp. Insured)	4,800	5,415
Kansas - 0.5%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 C, 5.75% 11/15/38	10,600	12,120
Leavenworth County Unified School District #453 Gen. Oblig. Series 2009 A, 5.25% 9/1/24 (Pre-Refunded to 9/1/19 @ 100)	1,575	1,795
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	4,700	4,281
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 X, 4% 11/15/18 (Escrowed to Maturity)	1,300	1,405
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2012 A:
5% 9/1/23	1,860	2,198
5% 9/1/25	4,000	4,698

TOTAL KANSAS		26,497

Kentucky - 1.1%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a/ King's Daughters Med. Ctr. Proj.) Series 2010 B, 5% 2/1/22	1,355	1,494
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
(Baptist Healthcare Sys. Proj.) Series A:
5% 8/15/16	9,410	9,636
5% 8/15/17	3,650	3,876
(St. Elizabeth Med. Ctr., Inc. Proj.) Series 2009 A, 5.5% 5/1/39	4,005	4,465
Series 2010 A, 6% 6/1/30	1,795	2,037
Series 2015 A:
4.5% 6/1/46	2,960	2,975
5.25% 6/1/50	18,075	19,190
Kentucky Econ. Dev. Fin. Auth. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2010 A, 5% 2/1/30	5,000	5,341
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,900	3,328
5.75% 10/1/38	7,410	8,635
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	3,000	3,493

TOTAL KENTUCKY		64,470

Louisiana - 0.8%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/20	3,000	3,422
5% 6/1/22 (FSA Insured)	4,000	4,715
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	2,100	2,495
Louisiana Pub. Facilities Auth. Rev. (Nineteenth Judicial District Court Proj.) Series 2007:
5.375% 6/1/19 (Pre-Refunded to 6/1/17 @ 100)	1,000	1,065
5.375% 6/1/32 (Pre-Refunded to 6/1/17 @ 100)	1,000	1,065
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2015 B:
5% 1/1/29 (d)	2,400	2,741
5% 1/1/30 (d)	2,000	2,274
5% 1/1/31 (d)	2,500	2,832
Series 2007 A, 5% 1/1/17 (FSA Insured) (d)	1,420	1,476
Series 2007 B2, 5% 1/1/16 (FSA Insured) (d)	1,000	1,000
New Orleans Gen. Oblig. Series 2012:
5% 12/1/22	8,645	10,260
5% 12/1/30	2,000	2,261
5% 12/1/31	1,000	1,125
5% 12/1/32	1,500	1,680
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/22	5,000	5,740
5% 5/15/23	1,300	1,502

TOTAL LOUISIANA		45,653

Maine - 0.1%
Maine Tpk. Auth. Tpk. Rev.:
Series 2009, 6% 7/1/38 (Pre-Refunded to 7/1/19 @ 100)	2,700	3,154
Series 2015:
5% 7/1/32	1,050	1,240
5% 7/1/36	2,600	3,024

TOTAL MAINE		7,418

Maryland - 0.6%
Baltimore Convention Ctr. Hotel Rev. Series A, 5.25% 9/1/39 (XL Cap. Assurance, Inc. Insured)	4,710	4,760
Baltimore Proj. Rev. (Wtr. Proj.) Series 2009 A, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,250	1,445
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Univ. of Maryland, Baltimore County Student Hsg. Proj.) Series 2006:
5% 6/1/16 (CIFG North America Insured)	1,000	1,017
5% 6/1/19 (CIFG North America Insured)	1,500	1,525
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Anne Arundel Health Sys. Proj.) Series 2010, 5% 7/1/40	2,000	2,157
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	5,090	5,405
(Univ. of Maryland Med. Sys. Proj.) Series 2010, 5.125% 7/1/39	4,400	4,791
(Washington County Health Sys. Proj.) Series 2008, 6% 1/1/28 (Pre-Refunded to 1/1/18 @ 100)	5,000	5,495
Series 2010, 5.625% 7/1/30	2,865	3,070
Series 2015:
5% 7/1/40	1,000	1,091
5% 7/1/45	5,000	5,424

TOTAL MARYLAND		36,180

Massachusetts - 0.7%
Massachusetts Bay Trans. Auth. Series 1992 B, 6.2% 3/1/16	440	444
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston Univ. Proj.) Series U4, 5.7% 10/1/40	7,500	8,532
Series 2011 I, 6.75% 1/1/36	3,000	3,519
Series 2013 B1, 4.75% 11/15/20 (e)	6,660	6,667
Series 2015 D, 5% 7/1/44	5,205	5,673
5.5% 7/1/44	6,300	6,749
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Blood Research Institute Proj.) Series A, 6.5% 2/1/22 (f)	2,165	2,174
(South Shore Hosp. Proj.) Series F, 5.75% 7/1/29	4,455	4,462

TOTAL MASSACHUSETTS		38,220

Michigan - 2.2%
Detroit School District Series 2012 A, 5% 5/1/23	4,000	4,701
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	4,000	4,385
Series 2006 B, 5% 7/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	20,700	20,852
Detroit Wtr. Supply Sys. Rev.:
Series 2004 A, 5.25% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,685	1,719
Series 2006 B, 7% 7/1/36 (FSA Insured)	4,900	5,734
DeWitt Pub. Schools Gen. Oblig. 5% 5/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,650	1,791
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	2,500	2,912
Lapeer Cmnty. Schools Series 2007, 5% 5/1/33 (FSA Insured)	2,600	2,780
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	6,325	7,256
5% 6/1/20 (Escrowed to Maturity)	2,050	2,373
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	3,000	3,620
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	6,350	7,663
Series 2012, 5% 11/15/42	11,825	12,860
Series 2015 MI, 5% 12/1/24	4,445	5,438
Series MI:
5.5% 12/1/26	4,500	5,729
5.5% 12/1/27	4,750	6,010
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	3,000	3,331
Series 2008 A1:
6.5% 12/1/33	825	942
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	3,175	3,667
Series 2012 A:
5% 6/1/23	2,395	2,841
5% 6/1/26	2,000	2,324
Portage Pub. Schools 5% 5/1/21 (FSA Insured)	6,300	6,835
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series 2009 V, 8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	3,400	4,043
Three Rivers Cmnty. Schools 5% 5/1/21 (FSA Insured)	1,710	1,856
Wayne County Arpt. Auth. Rev. Series 2015 G, 5% 12/1/28 (d)	5,500	6,289

TOTAL MICHIGAN		127,951

Minnesota - 0.8%
Maple Grove Health Care Facilities Series 2015, 5% 9/1/29	2,830	3,182
Maple Grove Health Care Sys. Rev.:
(Maple Grove Hosp. Corp. Proj.) Series 2007, 5.25% 5/1/28	3,500	3,651
5% 5/1/20	1,000	1,047
Minnesota 911 Rev. (Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/20 (Assured Guaranty Corp. Insured)	3,835	4,340
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/44	1,515	1,640
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.):
Series 2008 C, 5.5% 7/1/18 (Escrowed to Maturity)	5,600	6,216
Series 2009, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	20,700	23,929

TOTAL MINNESOTA		44,005

Missouri - 0.4%
Kansas City Spl. Oblig.:
5% 9/1/26	1,185	1,326
5% 9/1/27	490	548
5% 9/1/28	1,000	1,113
5% 9/1/29	1,000	1,110
5% 9/1/30	1,390	1,540
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38 (Pre-Refunded to 5/1/17 @ 100)	1,000	1,068
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	1,750	1,883
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	800	797
3.25% 2/1/28	800	798
4% 2/1/40	700	707
5% 2/1/31	2,595	2,984
5% 2/1/33	2,870	3,270
5% 2/1/36	2,300	2,586
5% 2/1/45	3,600	3,980

TOTAL MISSOURI		23,710

Nebraska - 0.3%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 0.778% 12/1/17 (c)	7,900	7,814
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/23	1,210	1,309
6% 8/15/23 (Pre-Refunded to 8/15/17 @ 100)	920	997
6% 8/15/28	1,980	2,136
6% 8/15/28 (Pre-Refunded to 8/15/17 @ 100)	1,520	1,647
6.125% 8/15/31	1,275	1,374
6.125% 8/15/31 (Pre-Refunded to 8/15/17 @ 100)	975	1,058
Nebraska Pub. Pwr. District Rev. Series 2012 C:
5% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	2,250	2,435
5% 1/1/24 (Pre-Refunded to 1/1/18 @ 100)	1,000	1,082

TOTAL NEBRASKA		19,852

Nevada - 0.2%
Clark County Wtr. Reclamation District Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	4,300	4,855
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2011 C, 5% 6/1/24	5,415	6,331

TOTAL NEVADA		11,186

New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Rev. Series 2009 A, 6.125% 10/1/39	9,300	10,288
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Dartmouth College Proj.) Series 2009, 5.25% 6/1/39	4,000	4,523
Series 2007 A, 5% 10/1/37	6,100	6,434
Series 2012:
4% 7/1/32	2,370	2,359
5% 7/1/24	1,000	1,106
5% 7/1/25	1,185	1,305
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/18	4,315	4,760
5% 2/1/19	2,000	2,229
5% 2/1/24	1,775	2,082

TOTAL NEW HAMPSHIRE		35,086

New Jersey - 3.3%
New Jersey Econ. Dev. Auth. Rev.:
Series 2009 AA, 5.5% 12/15/29	4,000	4,368
Series 2013 NN, 5% 3/1/27	69,700	75,197
Series 2013:
5% 3/1/23	12,200	13,520
5% 3/1/24	17,000	18,702
5% 3/1/25	1,900	2,076
Series 2015 XX, 5.25% 6/15/27	17,000	18,615
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	9,930	10,932
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	3,900	4,454
Series 2005 B, 5.5% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,749
Series 2014 AA:
5% 6/15/23	20,645	22,829
5% 6/15/24	10,000	11,034

TOTAL NEW JERSEY		187,476

New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2010 A1:
4% 12/1/17	5,000	5,285
5% 12/1/18	2,000	2,209

TOTAL NEW MEXICO		7,494

New York - 7.9%
Albany Indl. Dev. Agcy. Civic Facility Rev. (St. Peters Hosp. Proj.) Series 2008 A, 5.25% 11/15/17 (St. Peters Hosp. NY Insured) (Escrowed to Maturity)	1,500	1,623
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	14,600	16,801
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	13,000	14,326
New York City Gen. Oblig.:
Series 2003 A, 5.5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5	5
Series 2007 D1:
5.125% 12/1/22	2,470	2,670
5.125% 12/1/22 (Pre-Refunded to 12/1/17 @ 100)	2,530	2,736
Series 2008 A1, 5.25% 8/15/27	9,940	10,957
Series 2009 I1, 5.625% 4/1/29	3,600	4,087
Series 2012 A1, 5% 8/1/24	7,400	8,731
Series 2012 G1, 5% 4/1/25	13,700	16,319
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	3,100	3,345
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) 5% 1/1/19 (AMBAC Insured)	3,735	3,881
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	4,725	4,838
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 A, 5.75% 6/15/40	1,500	1,665
Series 2009 EE, 5.25% 6/15/40	11,600	13,100
Series 2009 FF 2, 5.5% 6/15/40	17,800	20,295
Series 2011 EE, 5.375% 6/15/43	42,080	48,709
Series 2012 EE, 5.25% 6/15/30	17,200	20,346
Series 2013 BB, 5% 6/15/47	8,985	10,163
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S1:
5.5% 7/15/31	4,000	4,436
5.5% 7/15/38	1,600	1,767
5.625% 7/15/38	2,825	3,129
Series 2009 S3:
5.25% 1/15/34	21,000	23,235
5.25% 1/15/39	3,400	3,741
5.375% 1/15/34	2,750	3,066
Series 2009 S4:
5.5% 1/15/39	8,800	9,879
5.75% 1/15/39	4,100	4,633
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev.:
(State Univ. Proj.) Series 2012 A:
5% 5/15/21	10,710	12,657
5% 5/15/22	4,300	5,146
Series 2012 A:
4% 5/15/21	3,500	3,949
5% 5/15/23	5,600	6,691
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36	3,400	3,870
Series 2014 A:
5% 2/15/39	3,995	4,389
5% 2/15/39 (Pre-Refunded to 2/15/19 @ 100)	5	6
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	1,655	1,746
(State Univ. Edl. Facilities Proj.) Series A, 5.875% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,865	7,149
Series 2010 A, 5% 7/1/26	4,000	4,518
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2009 B, 5% 11/15/34	11,800	13,319
New York Metropolitan Trans. Auth. Rev.:
Series 2008 A, 5.25% 11/15/36	26,700	28,676
Series 2010 D, 5.25% 11/15/40	6,600	7,523
Series 2012 D, 5% 11/15/25	25,900	31,076
Series 2012 F, 5% 11/15/24	12,400	14,896
Series 2014 B, 5% 11/15/44	8,500	9,594
Series 2015 A1, 5% 11/15/45	14,850	16,932
Niagara Falls City Niagara County Pub. Impt. 7.5% 3/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	460	516
Rockland County Gen. Oblig. Series 2014 A, 4% 3/1/24 (FSA Insured)	1,375	1,518
Tobacco Settlement Fing. Corp. Series 2013 B:
5% 6/1/20	11,000	11,201
5% 6/1/21	4,600	4,684
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,000	4,715

TOTAL NEW YORK		453,254

North Carolina - 0.7%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Series A, 5% 1/15/20 (FSA Insured)	960	1,002
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	4,625	5,018
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/26 (Pre-Refunded to 1/1/19 @ 100)	11,600	12,954
North Carolina Med. Care Cmnty. Health:
(Memorial Mission Hosp. Proj.) 5% 10/1/21 (Pre-Refunded to 10/1/17 @ 100)	5,690	6,093
Series 2012 A, 5% 11/15/26	1,295	1,512
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	7,830	8,819
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A, 5% 1/1/30	2,300	2,516

TOTAL NORTH CAROLINA		37,914

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	4,600	4,962
Fargo Health Sys. Rev. (Sanford Proj.) Series 2011, 6% 11/1/28	1,500	1,823

TOTAL NORTH DAKOTA		6,785

Ohio - 1.7%
American Muni. Pwr., Inc. Rev.:
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	2,500	2,782
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	12,100	14,230
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	4,400	4,476
5% 6/1/17	5,045	5,325
Cleveland Parking Facilities Rev.:
5.25% 9/15/18 (Escrowed to Maturity)	640	712
5.25% 9/15/18 (FSA Insured)	1,360	1,474
Franklin County Hosp. Rev. (Nationwide Children's Hosp. Proj.) Series 2009, 5.25% 11/1/40	1,500	1,670
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/25	3,595	4,256
Lake County Hosp. Facilities Rev.:
Series 2015:
5% 8/15/29	1,000	1,140
5% 8/15/30	1,505	1,708
6% 8/15/43	800	883
6% 8/15/43 (Pre-Refunded to 8/15/18 @ 100)	4,200	4,738
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	6,000	7,381
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	11,600	11,878
Ohio Air Quality Dev. Auth. Rev.:
Bonds (First Energy Nuclear Generation Proj.) Series 2006 A, 3.75%, tender 12/3/18 (c)	18,800	19,450
Series 2009 C, 5.625% 6/1/18	2,000	2,107
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 A, 5.5% 1/1/43	1,500	1,642
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/43	15,000	4,887
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (c)	8,500	8,649

TOTAL OHIO		99,388

Oklahoma - 0.5%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,270	1,492
5% 10/1/29	700	817
5% 10/1/36	1,000	1,133
5% 10/1/39	1,850	2,079
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (Integris Baptist Med. Ctr. Proj.) Series C, 5.5% 8/15/20 (Pre-Refunded to 8/15/18 @ 100)	5,000	5,576
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42	9,640	10,584
Series 2012:
5% 2/15/21	2,200	2,556
5% 2/15/24	4,190	4,901
Tulsa County Indl. Auth. Health Care Rev. 5% 12/15/19	1,680	1,753

TOTAL OKLAHOMA		30,891

Oregon - 0.4%
Clackamas County School District #7J:
5.25% 6/1/23	2,000	2,472
5.25% 6/1/24 (FSA Insured)	2,605	3,264
Multnomah County Hosp. Facilities Auth. Rev. (Adventist Health Sys./West Proj.) Series 2009 A, 5.125% 9/1/40	2,500	2,664
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/30	1,000	1,113
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	5,600	6,561
Port Morrow Poll. Cont. Rev. (Portland Gen. Elec. Co. Proj.) Series 1998 A, 5% 5/1/33	5,000	5,571
Washington County School District #15:
5.5% 6/15/20 (FSA Insured)	1,770	2,080
5.5% 6/15/21 (FSA Insured)	1,060	1,281

TOTAL OREGON		25,006

Pennsylvania - 1.8%
Allegheny County Arpt. Auth. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series B, 5% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (d)	3,000	3,000
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.):
Series 2008 B, 5% 6/15/16	1,365	1,393
Series 2009 A, 5.625% 8/15/39	6,225	7,000
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46	2,600	3,044
Mifflin County School District Series 2007, 7.75% 9/1/30 (XL Cap. Assurance, Inc. Insured)	3,400	3,748
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/25	4,680	5,657
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	2,000	2,397
Series 2012 A, 5% 6/1/27	4,105	4,685
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
5% 10/1/21	1,320	1,469
5% 10/1/22	1,380	1,538
5% 10/1/24	1,165	1,314
Pennsylvania Convention Ctr. Auth. Rev. Series A, 6.7% 9/1/16 (Escrowed to Maturity)	310	323
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 7/1/21	5,300	5,714
5% 1/1/23	2,000	2,004
Pennsylvania Gen. Oblig.:
Series 2015 1, 5% 3/15/29	16,370	19,227
Series 2015, 5% 3/15/33	4,975	5,760
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21	2,900	3,299
Pennsylvania Tpk. Commission Tpk. Rev. Series 2009 D, 5.5% 12/1/41	12,600	14,217
Philadelphia Gas Works Rev. (1998 Gen. Ordinance Proj.):
Ninth Series, 5.25% 8/1/40	3,750	4,147
Seventh Series, 5% 10/1/37 (AMBAC Insured)	8,900	9,238
Philadelphia Gen. Oblig. Series 2008 A, 5.25% 12/15/32 (FSA Insured)	2,500	2,731
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/22	1,000	1,159
5% 6/1/23	2,500	2,878

TOTAL PENNSYLVANIA		105,942

South Carolina - 3.2%
Greenwood Fifty School Facilities Installment:
5% 12/1/18 (Assured Guaranty Corp. Insured)	3,930	4,229
5% 12/1/19 (Assured Guaranty Corp. Insured)	2,375	2,555
Richland County Hosp. Facilities Rev. (Cmnty. Provider Pooled Ln. Prog.) Series A, 7.125% 7/1/17 (Escrowed to Maturity)	265	281
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,745	3,254
5% 12/1/28	5,665	6,582
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	7,700	8,724
South Carolina Jobs-Econ. Dev. Auth. Health Facilities Rev. (Bishop Gadsden Proj.) 5% 4/1/24	4,000	4,078
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 B:
5.25% 1/1/34	6,000	6,616
5.25% 1/1/39	2,800	3,066
Series 2005 B, 5% 1/1/19	2,500	2,500
Series 2012 B, 5% 12/1/20	1,500	1,749
Series 2013 E, 5.5% 12/1/53	34,335	38,786
Series 2014 A:
5% 12/1/49	6,500	7,160
5.5% 12/1/54	13,185	14,905
Series 2014 C, 5% 12/1/46	3,900	4,357
Series 2015 A, 5% 12/1/50	13,210	14,541
Series 2015 C:
5% 12/1/20	18,545	21,621
5% 12/1/21	15,000	17,806
5% 12/1/22	8,440	10,149
Series 2015 E, 5.25% 12/1/55	5,900	6,652
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	6,900	7,553

TOTAL SOUTH CAROLINA		187,164

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. (Reg'l. Health Proj.) Series 2010:
4.625% 9/1/27	1,000	1,104
5% 9/1/28	3,000	3,398

TOTAL SOUTH DAKOTA		4,502

Tennessee - 0.3%
Jackson Hosp. Rev.:
5.75% 4/1/41	1,785	1,937
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	4,815	5,301
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B:
5.75% 7/1/23 (d)	5,820	6,760
5.75% 7/1/24 (d)	2,400	2,784
Sullivan County Health, Ed. and Hsg. Board (Wellmont Health Sys. Proj.) Series 2006 C, 5.25% 9/1/36	2,180	2,231

TOTAL TENNESSEE		19,013

Texas - 8.6%
Aledo Independent School District (School Bldg. Proj.) Series 2006 A, 5% 2/15/43	6,800	7,229
Argyle Independent School District 5.25% 8/15/40 (FSA Insured)	125	125
Austin Arpt. Sys. Rev. Series 2014:
5% 11/15/26 (d)	1,000	1,174
5% 11/15/27 (d)	1,250	1,458
5% 11/15/28 (d)	1,000	1,160
5% 11/15/39 (d)	9,700	10,807
5% 11/15/44 (d)	24,965	27,635
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.25% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	5,000	5,543
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,900	2,529
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,848
Canyon Reg'l. Wtr. Auth. Contract Rev. (Wells Ranch Proj.):
5% 8/1/19 (AMBAC Insured)	1,695	1,798
5% 8/1/20 (AMBAC Insured)	1,780	1,888
Central Reg'l. Mobility Auth. Series 2015 A:
5% 1/1/30	1,650	1,902
5% 1/1/32	1,000	1,144
5% 1/1/45	6,000	6,665
Coppell Independent School District 0% 8/15/20	2,000	1,871
Corpus Christi Util. Sys. Rev.:
5% 7/15/21	4,500	5,272
5% 7/15/22	2,500	2,973
5% 7/15/24	2,255	2,646
5.25% 7/15/18 (FSA Insured)	3,305	3,523
5.25% 7/15/19 (FSA Insured)	4,000	4,263
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	21,000	23,033
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/23	1,250	1,296
Series 2010 A, 5% 11/1/42	14,800	16,370
Series 2012 D, 5% 11/1/42 (d)	2,370	2,562
Series 2012 H, 5% 11/1/42 (d)	2,740	2,962
Dallas Independent School District Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,800	2,005
DeSoto Independent School District 0% 8/15/20	3,335	3,109
Freer Independent School District:
Series 2007:
5.25% 8/15/37	1,335	1,411
5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	895	959
5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	1,985	2,127
Gainesville Independent School District 5.25% 2/15/36 (Pre-Refunded to 2/15/16 @ 100)	345	347
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	1,290	1,424
5.25% 10/1/51	53,600	60,760
5.5% 4/1/53	5,440	5,970
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	14,050	15,360
Harris County Gen. Oblig.:
(Road Proj.) Series 2008 B, 5.25% 8/15/47	25,440	27,222
Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,321
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	3,478
Houston Arpt. Sys. Rev. Series 2011 A:
5% 7/1/23 (d)	3,000	3,444
5% 7/1/25 (d)	1,500	1,705
Keller Independent School District Series 1996 A, 0% 8/15/17	2,000	1,973
Kermit Independent School District 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	4,130	4,343
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/27 (d)	2,000	2,364
5% 11/1/29 (d)	2,000	2,334
5% 11/1/32 (d)	3,690	4,256
Lower Colorado River Auth. Rev.:
Series 2015 D:
5% 5/15/28	2,200	2,600
5% 5/15/30	5,000	5,824
5.25% 5/15/18 (AMBAC Insured)	40	40
Mansfield Independent School District 5.5% 2/15/18	40	40
Midway Independent School District Series 2000, 0% 8/15/19	3,600	3,418
North Texas Tollway Auth. Rev.:
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	7,200	8,945
Series 2009 A, 6.25% 1/1/39	10,200	11,571
Series 2011 A:
5.5% 9/1/41	14,250	16,670
6% 9/1/41	6,200	7,501
Series 2011 D, 5% 9/1/28	13,000	15,188
Series 2014 A, 5% 1/1/25	5,000	6,008
Series 2015 B, 5% 1/1/40	8,000	8,916
6% 1/1/23	590	642
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	4,210	4,622
6% 1/1/24	230	250
San Antonio Arpt. Sys. Rev.:
5% 7/1/17 (FSA Insured) (d)	2,765	2,928
5% 7/1/17 (FSA Insured) (d)	2,385	2,524
5.25% 7/1/19 (FSA Insured) (d)	2,635	2,783
5.25% 7/1/20 (FSA Insured) (d)	3,215	3,405
5.25% 7/1/20 (FSA Insured) (d)	2,775	2,935
San Antonio Elec. & Gas Sys. Rev.:
Series 2008, 5% 2/1/24	2,590	2,797
Series 2012, 5.25% 2/1/25	4,200	5,295
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/25	10,000	11,888
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Hendrick Med. Ctr. Proj.) Series 2009 B:
5.25% 9/1/26 (Assured Guaranty Corp. Insured)	1,785	2,011
5.25% 9/1/27 (Assured Guaranty Corp. Insured)	2,375	2,673
(Scott & White Healthcare Proj.) Series 2013 A:
4% 8/15/43	2,900	2,965
5% 8/15/43	4,000	4,474
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,975	3,358
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	3,925	4,430
Texas Gen. Oblig.:
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	385	420
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	3,915	4,269
5.75% 8/1/26	660	662
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/16	13,115	12,999
0% 9/1/16 (Escrowed to Maturity)	15	15
0% 9/1/16 (Escrowed to Maturity)	5,585	5,567
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	5,200	6,306
Series 2013, 6.75% 6/30/43 (d)	12,600	15,480
Univ. of Texas Board of Regents Sys. Rev. 4.75% 8/15/27	3,305	3,438
Waller Independent School District 5.5% 2/15/37	4,920	5,356
Weatherford Independent School District 0% 2/15/33	6,985	3,970

TOTAL TEXAS		494,771

Utah - 0.4%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series A, 6% 7/1/16 (Escrowed to Maturity)	2,415	2,424
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/22	3,180	3,758
Utah State Board of Regents Rev. Series 2011 B:
5% 8/1/24 (Pre-Refunded to 8/1/20 @ 100)	2,670	3,112
5% 8/1/25 (Pre-Refunded to 8/1/20 @ 100)	2,175	2,535
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	9,070	10,007

TOTAL UTAH		21,836

Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/25	4,665	5,420
Univ. of Virginia Gen. Rev. Series 2015 A, 5% 4/1/45	6,000	7,051
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	1,000	1,172
5% 1/1/40	1,750	2,022
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (d)	6,000	6,392
5% 1/1/40 (d)	4,200	4,440
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,500	2,917
5% 1/1/34	1,500	1,724
5% 1/1/35	1,500	1,715

TOTAL VIRGINIA		32,853

Washington - 2.2%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	7,088
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,030	1,895
Kent Spl. Events Ctr. Pub. Facilities District Rev.:
5.25% 12/1/25 (FSA Insured)	2,575	2,823
5.25% 12/1/36 (FSA Insured)	9,180	9,935
King County Swr. Rev. Series 2009, 5.25% 1/1/42	2,600	2,879
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (d)	1,340	1,545
5% 6/1/22 (d)	1,000	1,174
5% 6/1/24 (d)	1,000	1,178
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	5,600	6,586
5% 12/1/27	2,625	3,043
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/21	6,250	7,171
Washington Gen. Oblig.:
Series 2008 D, 5% 1/1/24 (Pre-Refunded to 1/1/18 @ 100)	2,975	3,217
Series R 97A:
0% 7/1/17 (Escrowed to Maturity)	7,045	6,954
0% 7/1/19 (Escrowed to Maturity)	9,100	8,707
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	5,000	5,634
(MultiCare Health Sys. Proj.) Series 2010 A:
5.25% 8/15/19	3,850	4,371
5.25% 8/15/20	2,000	2,262
(Overlake Hosp. Med. Ctr.) Series 2010, 5.7% 7/1/38	11,300	12,986
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33	1,500	1,643
Series 2012 A:
5% 10/1/25	5,130	6,092
5% 10/1/26	13,395	15,768
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38 (Pre-Refunded to 10/1/19 @ 100)	7,550	8,776
Series 2009, 7% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,000	3,596
Series 2015:
5% 1/1/25	2,000	2,349
5% 1/1/27	1,610	1,864

TOTAL WASHINGTON		129,536

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds 1.9%, tender 4/1/19 (c)	8,700	8,727
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35	700	776
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	2,600	2,879
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	6,500	7,348

TOTAL WEST VIRGINIA		19,730

Wisconsin - 0.7%
Wisconsin Gen. Oblig. Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,245	1,377
Wisconsin Health & Edl. Facilities Series 2014, 4% 5/1/33	3,015	2,959
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	2,375	2,681
5.75% 7/1/30	2,655	3,064
Series 2013 B:
5% 7/1/27	1,205	1,376
5% 7/1/36	5,000	5,480
(Children's Hosp. of Wisconsin Proj.):
Series 2008 A, 5.25% 8/15/22	2,000	2,211
Series 2008 B, 5.375% 8/15/37	8,045	8,973
(Marshfield Clinic Proj.) Series A, 5.375% 2/15/34	3,250	3,264
Series 2012:
4% 10/1/23	2,500	2,767
5% 6/1/27	1,925	2,203
5% 6/1/39	2,775	3,005

TOTAL WISCONSIN		39,360

Wyoming - 0.2%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	8,600	9,784
TOTAL MUNICIPAL BONDS
(Cost $5,247,580)		5,647,978

Municipal Notes - 0.2%
Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17
(Cost $8,963)	8,600	9,073
	Shares	Value (000s)

Money Market Funds - 0.0%
Fidelity Municipal Cash Central Fund, 0.02% (g)(h)
(Cost $100)	100,000	100
TOTAL INVESTMENT PORTFOLIO - 98.1%
(Cost $5,256,643)		5,657,151
NET OTHER ASSETS (LIABILITIES) - 1.9%		112,359
NET ASSETS - 100%		$5,769,510

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,667,000 or 0.1% of net assets.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,174,000 or 0.0% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	9/3/92	$2,041

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$0*

 * Values shown as $0 may reflect amounts less than $500.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,657,051	$--	$5,657,051	$--
Money Market Funds	100	100	--	--
Total Investments in Securities:	$5,657,151	$100	$5,657,051	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	31.9%
Health Care	18.4%
Transportation	15.8%
Escrowed/Pre-Refunded	9.3%
Electric Utilities	7.9%
Special Tax	6.4%
Others* (Individually Less Than 5%)	10.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,256,543)	$5,657,051
Fidelity Central Funds (cost $100)	100
Total Investments (cost $5,256,643)		$5,657,151
Cash		103,523
Receivable for fund shares sold		5,109
Interest receivable		67,137
Prepaid expenses		12
Other receivables		7
Total assets		5,832,939
Liabilities
Payable for investments purchased on a delayed delivery basis	$52,948
Payable for fund shares redeemed	2,788
Distributions payable	5,297
Accrued management fee	1,726
Other affiliated payables	553
Other payables and accrued expenses	117
Total liabilities		63,429
Net Assets		$5,769,510
Net Assets consist of:
Paid in capital		$5,369,135
Distributions in excess of net investment income		(125)
Accumulated undistributed net realized gain (loss) on investments		(8)
Net unrealized appreciation (depreciation) on investments		400,508
Net Assets, for 429,430 shares outstanding		$5,769,510
Net Asset Value, offering price and redemption price per share ($5,769,510 ÷ 429,430 shares)		$13.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2015
Investment Income
Interest		$223,027
Expenses
Management fee	$20,629
Transfer agent fees	5,561
Accounting fees and expenses	689
Custodian fees and expenses	58
Independent trustees' compensation	24
Registration fees	113
Audit	74
Legal	69
Miscellaneous	104
Total expenses before reductions	27,321
Expense reductions	(56)	27,265
Net investment income (loss)		195,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		33,561
Change in net unrealized appreciation (depreciation) on investment securities		(47,495)
Net gain (loss)		(13,934)
Net increase (decrease) in net assets resulting from operations		$181,828

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$195,762	$198,921
Net realized gain (loss)	33,561	(2,660)
Change in net unrealized appreciation (depreciation)	(47,495)	361,039
Net increase (decrease) in net assets resulting from operations	181,828	557,300
Distributions to shareholders from net investment income	(196,687)	(199,449)
Distributions to shareholders from net realized gain	(28,582)	–
Total distributions	(225,269)	(199,449)
Share transactions
Proceeds from sales of shares	909,862	735,870
Reinvestment of distributions	151,510	132,068
Cost of shares redeemed	(993,485)	(818,143)
Net increase (decrease) in net assets resulting from share transactions	67,887	49,795
Redemption fees	50	88
Total increase (decrease) in net assets	24,496	407,734
Net Assets
Beginning of period	5,745,014	5,337,280
End of period (including distributions in excess of net investment income of $125 and undistributed net investment income of $963, respectively)	$5,769,510	$5,745,014
Other Information
Shares
Sold	67,590	55,474
Issued in reinvestment of distributions	11,269	9,943
Redeemed	(74,016)	(61,843)
Net increase (decrease)	4,843	3,574

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.53	$12.68	$13.57	$13.03	$12.27
Income from Investment Operations
Net investment income (loss)A	.460	.475	.479	.483	.513
Net realized and unrealized gain (loss)	(.021)	.851	(.873)	.537	.764
Total from investment operations	.439	1.326	(.394)	1.020	1.277
Distributions from net investment income	(.462)	(.476)	(.478)	(.479)	(.515)
Distributions from net realized gain	(.067)	–	(.018)	(.001)	(.002)
Total distributions	(.529)	(.476)	(.496)	(.480)	(.517)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.44	$13.53	$12.68	$13.57	$13.03
Total ReturnC	3.31%	10.59%	(2.94)%	7.92%	10.64%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.47%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.48%	.47%	.46%	.46%	.46%
Expenses net of all reductions	.48%	.47%	.46%	.46%	.46%
Net investment income (loss)	3.42%	3.58%	3.65%	3.60%	4.08%
Supplemental Data
Net assets, end of period (in millions)	$5,770	$5,745	$5,337	$6,792	$5,917
Portfolio turnover rateF	14%	9%	10%	10%	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to futures contracts.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$412,186
Gross unrealized depreciation	(11,665)
Net unrealized appreciation (depreciation) on securities	$400,521
Tax Cost	$5,256,630

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$400,521

At period end, the Fund was required to defer approximately $8 of losses on futures contracts.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Tax-exempt Income	196,687	199,449
Long-term Capital Gains	28,582	–
Total	$225,269	$ 199,449

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $849,000 and $771,388, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $44.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $12.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity® Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Actual	.48%	$1,000.00	$1,034.00	$2.46
Hypothetical-C		$1,000.00	$1,022.79	$2.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $30,055,770, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 4.33% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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www.fidelity.com

HIY-ANN-0216
1.539263.118

Fidelity Advisor® Limited Term Municipal Income Fund - Class I (formerly Institutional Class) Annual Report December 31, 2015 Class I is a class of Fidelity® Limited Term Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	1.02%	1.92%	2.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Municipal Income Fund - Class I on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$13,185	Fidelity Advisor® Limited Term Municipal Income Fund - Class I
$15,853	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Lead Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable), net of fees, trailed the 1.46% gain of the Barclays® 1–6 Year Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted relative returns, including both price appreciation and income, over time. The fund’s yield curve positioning – meaning how the fund was invested across bonds of various maturities – helped performance versus the Barclays® index. Specifically, the fund was overweighted in bonds with maturities of 10 years, which were the best-performing securities in the short-maturity spectrum, and underweighted two-year securities, the worst relative performers. Having more exposure than the index to lower-rated investment-grade securities also aided relative results. These securities, which generally offered more yield than higher-rated bonds, were some of the market’s best performers, given ultra-low yields. Detracting from performance versus the index was the fund’s overweighted exposure to Illinois general obligation bonds, securities backed by the city of Chicago and related entities, and New Jersey state-appropriated bonds. These securities lagged the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
New York	13.7	9.8
Florida	11.6	10.9
Texas	9.0	8.7
Illinois	8.6	8.5
California	6.1	8.4

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.9	40.4
Special Tax	11.2	7.8
Electric Utilities	10.1	10.7
Transportation	9.4	10.1
Health Care	7.8	8.8

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	3.2	3.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	2.7	2.8

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	9.9%
AA,A	71.2%
BBB	8.1%
BB and Below	1.0%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	7.7%

As of June 30, 2015
AAA	10.0%
AA,A	70.7%
BBB	7.3%
BB and Below	0.5%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	9.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 92.2%
	Principal Amount (000s)	Value (000s)
Alabama - 0.1%
Montgomery Med. Clinic Facilities:
5% 3/1/20 (a)	$2,890	$3,211
5% 3/1/25 (a)	1,500	1,721

TOTAL ALABAMA		4,932

Alaska - 0.6%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,271
5% 9/1/22	1,200	1,451
Series B:
5% 9/1/18	3,685	4,071
5% 9/1/20	2,000	2,333
5% 9/1/22	1,425	1,724
Series C:
5% 9/1/18	1,000	1,105
5% 9/1/19	2,150	2,446
5% 9/1/20	1,260	1,470
5% 9/1/22	1,000	1,210
Series D:
5% 9/1/19	3,895	4,431
5% 9/1/20	2,000	2,333

TOTAL ALASKA		23,845

Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A, 5% 10/1/16 (FSA Insured)	13,000	13,429
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	552
5% 12/1/19	600	679
5% 12/1/20	820	947
5% 12/1/21	1,105	1,296
5% 12/1/22	800	949
5% 12/1/23	1,000	1,199
5% 12/1/24	1,500	1,808
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.5% 9/1/16	1,385	1,430
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18	1,000	1,107
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,913
Glendale Gen. Oblig. Series 2015:
4% 7/1/19 (FSA Insured)	600	647
5% 7/1/22 (FSA Insured)	1,000	1,175
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	878
5% 7/1/22 (FSA Insured)	1,170	1,388
5% 7/1/23 (FSA Insured)	1,395	1,673
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	983
4% 7/1/20	1,360	1,512
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 B, 5% 7/1/16	5,090	5,205
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,607
5% 12/1/22	2,470	2,951
5% 12/1/23	3,425	4,145
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,637
Series 2012 A:
5% 7/1/18	825	902
5% 7/1/19	1,550	1,748
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2009 A, 5% 1/1/26	500	560
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011:
5% 7/1/16 (Escrowed to Maturity)	3,055	3,123
5% 7/1/17 (Escrowed to Maturity)	3,315	3,521
5% 7/1/18 (Escrowed to Maturity)	3,365	3,694

TOTAL ARIZONA		69,658

California - 6.1%
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A, 0% 10/1/19	3,600	3,317
Series 2013 A, 5% 10/1/22	2,190	2,645
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (b)	5,200	5,230
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (b)	15,600	16,523
5% 9/1/20	20,000	23,320
California Health Facilities Fing. Auth. Rev. Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.81%, tender 7/1/17 (b)	4,000	4,032
California Infra Eco Dev. Bank Rev. Bonds Series 2013 A1, 0.29%, tender 1/7/16 (b)	17,000	17,001
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.6%, tender 2/1/16 (b)(c)(d)	22,855	22,855
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,935
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,201
(Univ. Proj.) Series 2011 B:
5% 10/1/18	2,740	3,033
5% 10/1/19	1,490	1,697
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/18	6,475	7,161
5% 10/1/19	5,000	5,686
5% 10/1/20	2,525	2,945
Series 2012 A, 5% 4/1/21	1,000	1,180
Series 2012 G, 5% 11/1/22	1,250	1,515
(Various Judicial Council Projects) Series 2011 D, 5% 12/1/19	4,100	4,686
Series 2009 J, 5% 11/1/17	2,300	2,473
Series 2010 A:
5% 3/1/16	2,000	2,015
5% 3/1/17	5,405	5,675
California Statewide Cmntys. Dev. Auth. Rev. Bonds:
Series 2002 C, 5%, tender 5/1/17 (b)	4,000	4,218
Series 2009 E2, 5%, tender 5/1/17 (b)	2,000	2,109
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 4% 6/1/21	3,500	3,925
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/19	4,400	4,998
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2010 A, 5% 8/1/17	5,000	5,326
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
4.625% 3/1/18	1,500	1,617
5% 3/1/19	2,935	3,285
Los Angeles Unified School District Ctfs. of Prtn. (Multiple Properties Proj.) Series 2010 A:
5% 12/1/16	2,025	2,104
5% 12/1/17	9,790	10,532
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. (Refing. Proj.) Series 2009, 5% 8/1/17 (FSA Insured)	2,130	2,266
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,190
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,195
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (d)	2,500	2,922
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,639
5% 9/1/24 (FSA Insured)	2,300	2,823
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A:
4% 6/1/17	1,750	1,826
5% 6/1/17	3,700	3,913
5% 6/1/18	6,470	7,034
Sacramento Muni. Util. District Elec. Rev. Series 2011 X, 5% 8/15/21	4,000	4,786
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A:
5% 8/1/16	5,450	5,587
5% 8/1/18	8,000	8,663
San Diego Cmnty. College District Series 2007, 0% 8/1/16 (FSA Insured)	1,160	1,155
San Pablo Calif Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,685
State Ctr. Cmnty. College District Series 2007 A, 5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	9,480	10,117
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,131

TOTAL CALIFORNIA		233,171

Colorado - 0.4%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (b)	5,285	6,115
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2014 A, 5% 6/1/23	3,860	4,638
E-470 Pub. Hwy. Auth. Rev. Series 2015 A:
5% 9/1/19	1,000	1,130
5% 9/1/20	1,000	1,151
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5% 6/1/17	500	530

TOTAL COLORADO		13,564

Connecticut - 2.7%
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	2,700	2,700
Series 2009 B, 5% 3/1/18	3,470	3,772
Series 2012 C, 5% 6/1/21	23,420	27,459
Series 2013 A:
0.24% 3/1/16 (b)	1,100	1,100
0.35% 3/1/17 (b)	1,400	1,397
Series 2014 C, 5% 12/15/16	16,070	16,741
Series 2014 D, 2% 6/15/16	3,400	3,425
Series 2015 E, 5% 8/1/17	26,395	28,138
Connecticut Health & Edl. Facilities Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (b)	2,715	2,735
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	6,905	7,303
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	6,188

TOTAL CONNECTICUT		100,958

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,844
5% 1/1/21	2,000	2,323

TOTAL DELAWARE, NEW JERSEY		5,167

District Of Columbia - 0.3%
District of Columbia Gen. Oblig. Series 2007 B, 5% 6/1/16 (AMBAC Insured)	3,555	3,622
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18 (b)	8,500	9,082

TOTAL DISTRICT OF COLUMBIA		12,704

Florida - 11.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,175
Series 2015 C:
5% 7/1/21	650	764
5% 7/1/22	3,725	4,427
5% 7/1/23	3,000	3,607
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,181
Series A:
5% 10/1/22 (d)	3,000	3,540
5% 10/1/23 (d)	4,020	4,776
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/19	7,000	7,877
5% 7/1/20	15,070	17,336
Series 2015 A:
5% 7/1/19	2,000	2,251
5% 7/1/20	4,000	4,601
5% 7/1/21	4,500	5,275
5% 7/1/22	3,500	4,166
5% 7/1/23	2,750	3,310
5% 7/1/24	1,320	1,599
Series 2015 B:
5% 7/1/19	2,000	2,251
5% 7/1/20	3,000	3,451
5% 7/1/21	6,235	7,308
5% 7/1/22	1,275	1,518
5% 7/1/23	2,750	3,310
5% 7/1/24	1,145	1,387
Series A, 5.25% 7/1/17 (AMBAC Insured)	7,015	7,466
Citizens Property Ins. Corp.:
Series 2009 A1, 6% 6/1/17	1,275	1,365
Series 2012 A1, 5% 6/1/17	15,295	16,158
Clearwater Wtr. and Swr. Rev. Series 2011:
4% 12/1/16	1,265	1,304
5% 12/1/17	1,685	1,816
5% 12/1/18	685	759
5% 12/1/19	1,820	2,069
5% 12/1/20	1,000	1,162
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011:
5% 10/1/16	1,530	1,578
5% 10/1/17	1,455	1,553
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	8,600	9,938
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 C:
5% 6/1/16	3,000	3,057
5% 6/1/20	3,625	4,116
Series 2012 C, 5% 6/1/16	3,585	3,653
Florida Dept. of Envir. Protection Rev. Series 2012 A, 5% 7/1/19	15,800	17,821
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/17	700	722
5% 2/1/18	1,790	1,886
5% 2/1/19	1,450	1,553
5% 2/1/20	2,025	2,194
Florida Gen. Oblig. Series 2015 A, 4% 7/1/17	17,295	18,124
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,169
5% 10/1/22	2,000	2,291
5% 10/1/23	1,270	1,464
5% 10/1/24	2,000	2,317
5% 10/1/25	1,750	2,036
5% 10/1/26	2,000	2,308
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	3,136
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2011 C:
5% 10/1/19	1,705	1,932
5% 10/1/20	1,000	1,159
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,522
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 4% 7/1/17	1,500	1,572
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,077
5% 7/1/22	2,000	2,375
5% 7/1/23	2,000	2,398
Indian River County Wtr. & Swr. Rev. 5% 9/1/17	1,000	1,069
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,238
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,415
5% 10/1/20	2,000	2,318
5% 10/1/21	2,000	2,360
5% 10/1/22	1,000	1,194
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,253
5% 7/1/20	1,000	1,155
5% 7/1/21	2,000	2,351
5% 7/1/22	2,000	2,383
5% 7/1/23	2,000	2,366
Series 2014 A, 5% 7/1/24	625	757
Series 2014 B:
5% 7/1/22	1,500	1,788
5% 7/1/23	3,250	3,907
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,671
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,607
5% 11/1/21	6,275	7,315
5% 11/1/22	2,915	3,437
5% 11/1/23	7,650	9,108
Series 2015 A:
5% 5/1/19	1,000	1,116
5% 5/1/20	2,095	2,392
5% 5/1/21	4,000	4,635
5% 5/1/22	3,720	4,360
5% 5/1/23	6,500	7,700
Series 2015 B, 5% 5/1/24	29,560	35,201
Series 2015 D, 5% 2/1/24	14,945	17,732
Series 2016 A, 5% 8/1/27 (a)	5,560	6,666
Miami-Dade County School District Series 2015, 5% 3/15/17	3,225	3,390
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,407
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5% 10/1/16	1,325	1,366
Series 2009, 5.25% 10/1/19	1,245	1,398
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,128
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 C, 5% 10/1/17	1,500	1,607
Series 2010 C, 5% 10/1/17	1,895	2,026
Series 2011 B:
5% 10/1/18	2,250	2,485
5% 10/1/19	2,325	2,640
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,077
5% 12/1/20	880	994
5% 12/1/21	1,100	1,255
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,000	4,367
4% 8/1/21	4,040	4,548
5% 8/1/19	3,000	3,379
5% 8/1/21	5,300	6,247
Series 2015 B:
5% 8/1/19	2,735	3,086
5% 8/1/20	1,750	2,020
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,373
5% 10/1/19	1,100	1,238
5% 10/1/20	1,000	1,150
5% 10/1/21	1,000	1,170
5% 10/1/22	1,000	1,185
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011:
5% 10/1/17 (d)	4,465	4,764
5% 10/1/19 (d)	2,025	2,274
5% 10/1/18 (d)	2,745	3,009
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,702
5% 10/1/18 (Escrowed to Maturity)	2,260	2,503
Series 2011, 5% 10/1/19	5,590	6,364
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010:
5% 11/15/16	2,500	2,596
5% 11/15/17	1,605	1,725
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/16 (FSA Insured) (d)	6,000	6,191
5% 10/1/17 (FSA Insured) (d)	5,000	5,331
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	2,067
Titusville Wtr. & Swr. Rev. Series 2010, 5% 10/1/17 (Assured Guaranty Corp. Insured)	1,135	1,217
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	300	329
5% 8/1/19	310	349

TOTAL FLORIDA		439,611

Georgia - 3.2%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,188
5% 1/1/23	1,000	1,203
5% 1/1/24	1,150	1,411
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	12,500	12,722
2.2%, tender 4/2/19 (b)	9,700	9,837
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/19	4,000	4,452
5% 1/1/20	4,000	4,573
Georgia Gen. Oblig. Series 2014 D, 5% 7/1/16	23,900	24,443
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,209
(Proj. One):
Series 2008 A, 5.25% 1/1/17 (Berkshire Hathaway Assurance Corp. Insured)	7,925	8,282
Series 2008 D:
5.75% 1/1/19	14,890	16,572
5.75% 1/1/20	3,555	3,956
Series B, 5% 1/1/17	2,750	2,867
Series GG:
5% 1/1/16	680	680
5% 1/1/20	675	768
5% 1/1/21	1,670	1,946
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,693
5% 10/1/22	1,000	1,189
5% 10/1/23	2,420	2,907
Series R, 5% 10/1/21	5,000	5,874
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (b)	4,715	4,785
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	2,000	2,273
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009:
5% 1/1/16	2,415	2,415
5% 1/1/18	1,530	1,643

TOTAL GEORGIA		119,888

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (d)	4,000	4,474
Hawaii Gen. Oblig. Series DR, 5% 6/1/16 (Escrowed to Maturity)	2,895	2,948
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (d)	1,400	1,567
5% 8/1/20 (d)	3,050	3,486
5% 8/1/21 (d)	550	639
5% 8/1/22 (d)	2,075	2,442
5% 8/1/23 (d)	1,435	1,705

TOTAL HAWAII		17,261

Illinois - 8.6%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (FGIC Insured)	10,000	7,793
Series 2008 C:
5.25% 12/1/23	7,665	7,410
5.25% 12/1/24	955	917
Series 2009 D:
4% 12/1/16 (Assured Guaranty Corp. Insured)	950	967
5% 12/1/17 (Assured Guaranty Corp. Insured)	4,115	4,274
5% 12/1/18 (Assured Guaranty Corp. Insured)	2,335	2,447
Series 2010 F, 5% 12/1/20	760	746
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999:
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	6,968
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,788
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	8,734
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	12,576
Series 2009 A, 5% 1/1/22	1,265	1,317
Series 2012 C, 5% 1/1/23	3,220	3,385
4.5% 1/1/20	1,150	1,191
5% 1/1/23	2,920	3,091
Chicago Metropolitan Wtr. Reclamation District Greater Chicago:
Series 2014 C, 5% 12/1/17	3,975	4,276
Series 2014 D, 5% 12/1/17	3,425	3,685
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	707
5% 1/1/21	400	461
5% 1/1/23	2,500	2,944
5% 1/1/22	5,000	5,845
5% 1/1/23	5,900	6,948
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	263
5% 1/1/20	300	319
5% 1/1/21	400	427
5% 1/1/22	300	321
5% 1/1/23	535	573
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/17 (d)	1,000	1,043
Series 2010 E, 5% 1/1/16 (d)	1,500	1,500
Series 2011 B, 5% 1/1/18	6,500	6,998
Series 2012 A, 5% 1/1/21	1,400	1,620
Series 2012 B, 5% 1/1/21 (d)	4,605	5,246
Series 2013 B, 5% 1/1/22	4,000	4,701
Series 2013 D, 5% 1/1/22	3,220	3,784
Chicago Park District Gen. Oblig. Series 2014 D:
4% 1/1/17	1,050	1,075
4% 1/1/18	2,255	2,356
Chicago Sales Tax Rev. Series 1998, 5.5% 1/1/16 (FGIC Insured) (FSA Insured)	1,710	1,710
Chicago Transit Auth. Cap. Grant Receipts Rev.:
5% 6/1/19 (Assured Guaranty Corp. Insured)	2,085	2,151
5% 6/1/19 (Pre-Refunded to 12/1/16 @ 100)	415	431
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,421
5% 1/1/23	1,200	1,340
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,289
Series 2010 A, 5.25% 11/15/22	4,960	5,494
Series 2011 A, 5.25% 11/15/22	1,000	1,122
Series 2012 C:
5% 11/15/19	3,200	3,490
5% 11/15/20	7,210	7,967
5% 11/15/21	4,970	5,543
5% 11/15/22	1,250	1,404
Series 2014 A:
5% 11/15/20	1,000	1,105
5% 11/15/21	500	558
5% 11/15/22	1,000	1,123
Cook County Thorton Township High School District #205 5.5% 12/1/16 (Assured Guaranty Corp. Insured)	2,500	2,607
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/30 (b)	10,000	9,984
Illinois Fin. Auth. Rev.:
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/16	2,060	2,092
5% 5/15/17	3,520	3,709
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19	2,650	2,982
(Rush Univ. Med. Ctr. Proj.) Series 2006 B, 5% 11/1/16 (Escrowed to Maturity)	1,700	1,763
Bonds Series E, 2.25%, tender 4/29/22 (b)	22,930	23,254
Series 2012 A, 5% 5/15/23	1,300	1,511
Series 2012:
5% 9/1/18	1,160	1,254
5% 9/1/19	1,115	1,231
5% 9/1/20	1,470	1,648
5% 9/1/21	2,045	2,322
5% 9/1/22	3,530	4,047
Series 2015 A:
5% 11/15/24	1,525	1,804
5% 11/15/25	1,950	2,321
5% 11/15/26	2,000	2,373
5% 11/15/20	1,650	1,893
5% 11/15/22	500	590
5% 11/15/24	1,955	2,350
Illinois Gen. Oblig.:
Series 2004, 5% 11/1/16	11,000	11,350
Series 2005, 5% 4/1/17 (AMBAC Insured)	8,050	8,074
Series 2007 B, 5% 1/1/17	9,835	10,177
Series 2010:
5% 1/1/16 (FSA Insured)	3,200	3,200
5% 1/1/21 (FSA Insured)	1,600	1,746
Series 2012:
5% 3/1/19	5,500	5,892
5% 8/1/19	2,660	2,868
5% 8/1/20	6,900	7,534
5% 8/1/21	1,400	1,542
5% 8/1/22	5,800	6,396
Series 2013, 5% 7/1/22	1,265	1,394
Series 2014, 5% 2/1/22	3,000	3,301
Illinois Health Facilities Auth. Rev.:
(Delnor-Cmnty. Hosp. Proj.) Series 2003 A, 5% 5/15/16 (FSA Insured)	2,325	2,363
Series 2003 A, 5% 5/15/17 (FSA Insured)	2,150	2,265
Illinois Sales Tax Rev. Series 2009 B:
4.5% 6/15/16	5,000	5,087
4.5% 6/15/17	6,075	6,372
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2006 A2, 5% 1/1/31 (Pre-Refunded to 7/1/16 @ 100)	2,100	2,147
McHenry County Conservation District Gen. Oblig.:
Series 2014:
5% 2/1/19	2,285	2,546
5% 2/1/20	2,275	2,602
Series 2014. 5% 2/1/23	2,225	2,676
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5% 6/1/16	1,000	1,017
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	740	736
0% 11/1/16 (FSA Insured)	2,235	2,213

TOTAL ILLINOIS		327,077

Indiana - 2.4%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	826
5% 8/15/23	1,000	1,191
Indiana Fin. Auth. Rev.:
Series 2010 A, 5% 2/1/17	2,800	2,931
Series 2012:
5% 3/1/20	650	725
5% 3/1/21	1,225	1,392
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	954
5% 10/1/22	1,600	1,916
Series 2014 A:
5% 10/1/20	375	434
5% 10/1/21	380	448
5% 10/1/22	675	806
Series 2015 A:
5% 10/1/24	1,495	1,830
5% 10/1/25	1,625	1,973
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (b)	4,000	4,112
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (b)	9,900	9,979
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,633
5% 1/1/20	1,250	1,425
Indianapolis Thermal Energy Sys. Series 2010 B:
5% 10/1/16	5,000	5,159
5% 10/1/17	5,000	5,343
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,078
4% 1/15/20	1,345	1,479
4% 1/15/21	1,250	1,386
5% 7/15/19	1,680	1,890
5% 7/15/20	1,170	1,351
5% 7/15/21	1,000	1,169
Purdue Univ. Rev.:
(Student Facilities Sys. Proj.) Series 2009 B:
4% 7/1/17	500	524
5% 7/1/16	500	511
Series Z-1:
5% 7/1/16	1,215	1,242
5% 7/1/17	1,000	1,063
5% 7/1/18	1,500	1,648
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (b)	8,500	8,528
Univ. of Southern Indiana Rev. Series J, 5% 10/1/16 (Assured Guaranty Corp. Insured)	1,165	1,203
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (b)(d)	20,745	24,190

TOTAL INDIANA		90,339

Iowa - 0.0%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/16 (Assured Guaranty Corp. Insured)	1,700	1,709
Kansas - 0.4%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/16	875	909
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	3,100	2,824
Wichita Hosp. Facilities Rev.:
(Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/16 (Escrowed to Maturity)	5,410	5,621
Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,502
5% 11/15/20 (Escrowed to Maturity)	2,745	3,220

TOTAL KANSAS		15,076

Kentucky - 0.9%
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (b)	9,000	9,280
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/19	1,000	1,098
5% 6/1/20	1,410	1,569
5% 6/1/21	1,000	1,118
5% 6/1/22	1,560	1,746
5% 6/1/24	1,690	1,910
Kentucky State Property & Buildings Commission Rev. (#82 Proj.) 5.25% 10/1/17 (FSA Insured)	2,450	2,636
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2003 A, 1.65%, tender 4/3/17 (b)	6,000	6,037
Series 2007 B:
1.15%, tender 6/1/17 (b)	2,600	2,599
1.6%, tender 6/1/17 (b)	8,050	8,096

TOTAL KENTUCKY		36,089

Louisiana - 1.5%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	10,432
5% 6/1/21 (FSA Insured)	5,000	5,829
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.641%, tender 5/1/17 (b)	25,000	24,941
Louisiana Pub. Facilities Auth. Rev. (Christus Health Proj.) Series 2009 A, 5% 7/1/16	2,000	2,041
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,757
5% 7/1/22	1,000	1,189
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,229
Reg'l. Transit Auth. Louisiana Sales Tax Rev. 4% 12/1/16 (FSA Insured)	1,000	1,031
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,500	5,199

TOTAL LOUISIANA		55,648

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,821
5% 7/1/22	1,850	2,211
5% 7/1/24	2,350	2,879

TOTAL MAINE		7,911

Maryland - 1.7%
Maryland Gen. Oblig.:
Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	6,053
Series 2012 B, 5% 8/1/16	6,400	6,569
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2012 D, 0.993%, tender 11/15/17 (b)	14,000	14,050
Series 2013 A:
0.743%, tender 5/15/18 (b)	4,700	4,686
0.763%, tender 5/15/18 (b)	7,100	7,080
Series 2015:
5% 7/1/19	400	441
5% 7/1/22	900	1,027
5% 7/1/23	1,000	1,149
5% 7/1/24	2,000	2,311
5% 7/1/25	1,770	2,054
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20	16,000	18,105

TOTAL MARYLAND		63,525

Massachusetts - 1.3%
Braintree Gen. Oblig. Series 2009, 5% 5/15/16	4,400	4,475
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,544
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.):
Series Q1, 4% 7/1/16	1,000	1,018
Series Q2:
4% 7/1/16	1,000	1,018
5% 7/1/17	1,370	1,455
(Tufts Med. Ctr. Proj.) Series I, 5% 1/1/16	1,300	1,300
Bonds Series 2013 U-6E, 0.56%, tender 1/7/16 (b)	5,900	5,901
4.5% 11/15/18 (c)	2,500	2,502
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (d)	4,725	5,167
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	12,700	14,925
Series 2006 D, 5% 8/1/22 (Pre-Refunded to 8/1/16 @ 100)	4,500	4,618
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,878

TOTAL MASSACHUSETTS		48,801

Michigan - 2.5%
Detroit Swr. Disp. Rev. Series 2006 D, 0.818% 7/1/32 (b)	4,070	3,767
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,372
5% 5/1/20	2,635	3,025
5% 5/1/21	2,150	2,515
5% 5/1/22	1,850	2,198
Grand Valley Michigan State Univ. Rev. Series 2009, 5% 12/1/16	1,320	1,372
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,378
5% 11/15/19	1,000	1,130
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/16 (Escrowed to Maturity)	2,290	2,332
5% 6/1/17 (Escrowed to Maturity)	1,410	1,493
5% 6/1/18 (Escrowed to Maturity)	2,430	2,660
Series 2015 A:
5% 8/1/22	2,400	2,819
5% 8/1/23	3,800	4,512
Michigan Hosp. Fin. Auth. Rev. Bonds:
Series 1999 B3, 0.3%, tender 2/3/16 (b)	25,000	25,000
Series 2005 A4, 1.625%, tender 11/1/19 (b)	8,630	8,606
Series 2010 F3, 1.4%, tender 6/29/18 (b)	1,900	1,909
Series 2010 F4, 1.95%, tender 4/1/20 (b)	6,545	6,625
Michigan Muni. Bond Auth. Rev. (Local Govt. Ln. Prog.) Series 2009 C, 5% 5/1/16	1,865	1,889
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,740
5% 9/1/23	500	594
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,576
5% 11/1/19	2,775	3,156
5% 5/1/20	3,630	4,168
5% 11/1/20	1,745	2,032
5% 5/1/21	4,110	4,808

TOTAL MICHIGAN		93,676

Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,183
5% 1/1/23	1,000	1,200
Series 2014 B:
5% 1/1/21 (d)	2,290	2,632
5% 1/1/22 (d)	2,000	2,337
5% 1/1/23 (d)	1,000	1,178
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1, 5% 2/15/16 (Assured Guaranty Corp. Insured)	565	568
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/16	1,000	1,000
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,195
5% 1/1/23	1,500	1,818
5% 1/1/24	1,000	1,222

TOTAL MINNESOTA		14,333

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.54% 9/1/17 (b)	3,080	3,081
Missouri - 0.0%
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	832
Nebraska - 0.1%
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,191
Series C, 4% 1/1/16	2,195	2,195

TOTAL NEBRASKA		3,386

Nevada - 1.5%
Clark County School District:
Series 2012 A, 5% 6/15/19	24,610	27,683
Series 2014 A, 5.5% 6/15/16	2,700	2,760
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	13,691
Series 2012 B, 5% 8/1/20	2,230	2,593
Series 2013 D1:
5% 3/1/23	4,500	5,476
5% 3/1/24	2,700	3,263

TOTAL NEVADA		55,466

New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2012:
4% 7/1/20	2,705	2,846
4% 7/1/21	1,520	1,595
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/17	3,000	3,136
5% 2/1/18	2,500	2,702

TOTAL NEW HAMPSHIRE		10,279

New Jersey - 5.2%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,000	3,337
5% 2/15/21	2,500	2,811
5% 2/15/22	2,500	2,835
5% 2/15/23	2,750	3,136
New Jersey Ctfs. of Prtn. Series 2009 A, 5% 6/15/16	6,500	6,623
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19	8,030	8,887
Series 2011 EE:
5% 9/1/20	1,350	1,473
5% 9/1/20 (Escrowed to Maturity)	3,650	4,238
Series 2012 II:
5% 3/1/21	6,800	7,431
5% 3/1/22	6,290	6,903
Series 2012, 5% 6/15/18	5,600	5,954
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	9,144
Series 2014 PP, 5% 6/15/19	17,000	18,311
New Jersey Edl. Facility Series 2014:
5% 6/15/20	11,000	11,956
5% 6/15/21	11,000	12,062
New Jersey Gen. Oblig. Series O:
5% 8/1/17	6,940	7,341
5.25% 8/1/22	3,930	4,607
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2013:
5% 12/1/18 (d)	6,000	6,505
5% 12/1/19 (d)	3,850	4,243
New Jersey Tpk. Auth. Tpk. Rev.:
Series 1991 C, 6.5% 1/1/16 (Escrowed to Maturity)	200	200
Series 2013 A, 5% 1/1/24	4,345	5,175
Series 2013 C, 0.49% 1/1/17 (b)	16,000	15,973
New Jersey Trans. Trust Fund Auth.:
Series 2003 A, 5.5% 12/15/16 (FSA Insured)	5,000	5,199
Series 2003 B, 5.25% 12/15/19	3,870	4,223
Series 2003 B. 5.25% 12/15/19	5,500	6,002
Series 2012 AA, 5% 6/15/19	1,500	1,613
Series 2013 A:
5% 12/15/19	6,455	6,984
5% 6/15/20	18,000	19,604
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,549

TOTAL NEW JERSEY		198,319

New Mexico - 1.0%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (b)	11,000	11,066
Series 2011, 1.875%, tender 4/1/20 (b)	6,290	6,323
New Mexico Edl. Assistance Foundation:
Series 2009 B, 4% 9/1/16	7,000	7,151
Series 2010 A1, 4% 12/1/16	6,750	6,949
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/17 (FSA Insured)	4,480	4,727

TOTAL NEW MEXICO		36,216

New York - 11.4%
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,201
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	716
Metropolitan Trans. Auth. Svc. Contract Rev. Series 2002 A, 5.5% 7/1/17	5,000	5,357
New York City Gen. Oblig.:
Series 2008 C, 5.25% 8/1/17	2,280	2,439
Series 2010 F, 5% 8/1/17	8,365	8,916
Series 2011 B, 5% 8/1/17	1,000	1,066
Series 2012 C, 4% 8/1/17	2,740	2,878
Series 2014 J, 3% 8/1/16	5,600	5,683
Series 2014 K, 3% 8/1/16	3,900	3,958
Series 2015 C:
5% 8/1/23	10,000	12,192
5% 8/1/24	5,000	6,176
5% 8/1/25	1,700	2,093
Series 2015 F1, 3% 6/1/17	14,370	14,822
Series J8, 0.39% 8/1/21 (b)	7,500	7,500
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 3% 7/15/17	9,565	9,892
New York City Transitional Fin. Auth. Rev.:
Series 2003 B, 5% 2/1/20	3,000	3,439
Series 2010 B:
5% 11/1/17	11,740	12,631
5% 11/1/17 (Escrowed to Maturity)	18,260	19,608
5% 11/1/20	5,950	6,799
Series 2010 D:
5% 11/1/17	8,015	8,623
5% 11/1/17 (Escrowed to Maturity)	2,100	2,257
Series 2012 A:
5% 11/1/17	6,180	6,649
5% 11/1/17 (Escrowed to Maturity)	820	881
5% 11/1/20	4,500	5,252
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev.:
(State Univ. Proj.) Series 2012 A, 5% 5/15/20	4,000	4,625
Series 2012 A, 4% 5/15/20	8,000	8,912
New York Dorm. Auth. Personal Income Tax Rev. Series 2012 A, 5% 12/15/20	8,500	9,943
New York Dorm. Auth. Revs.:
Series 2008 D, 5.25% 8/15/17 (FSA Insured)	7,000	7,490
Series 2009 A, 5% 7/1/16	8,390	8,571
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/17	90,000	94,664
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,956
Series 2008 B2:
5% 11/15/19	6,185	7,026
5% 11/15/20	5,500	6,390
5% 11/15/21	4,000	4,738
Series 2012 B, 5% 11/15/22	2,000	2,408
Series 2012 D, 5% 11/15/18	2,515	2,784
Series 2012 E:
4% 11/15/19	4,000	4,391
5% 11/15/21	2,435	2,884
Series 2012 F, 5% 11/15/19	5,000	5,680
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	20,400	22,872
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/17	1,000	1,054
Series 2011 A1:
5% 4/1/17	1,500	1,582
5% 4/1/18	3,500	3,812
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/17 (d)	8,890	9,243
New York Urban Dev. Corp. Rev.:
Series 2009 C, 5% 12/15/16	17,000	17,711
Series 2011 A, 5% 3/15/21	18,425	21,654
Tobacco Settlement Fing. Corp.:
Series 2011, 5% 6/1/16	20,000	20,372
Series 2013 B, 5% 6/1/21	3,400	3,462
Triborough Bridge & Tunnel Auth. Revs. Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	2,930	2,960

TOTAL NEW YORK		432,212

North Carolina - 1.1%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/17	1,000	1,046
4% 6/1/18	1,280	1,366
4% 6/1/20	1,000	1,109
5% 6/1/19	1,305	1,466
Mecklenburg County Pub. Facilities Corp. Series 2009:
5% 3/1/16	5,870	5,914
5% 3/1/18	1,500	1,626
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2010 A, 5% 1/1/16 (Escrowed to Maturity)	6,035	6,035
North Carolina Gen. Oblig. Series 2014 A, 5% 6/1/16	8,095	8,249
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/16	1,000	1,018
5% 6/1/17	3,220	3,400
5% 6/1/18	3,820	4,147
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,945
5% 1/1/23	1,500	1,812

TOTAL NORTH CAROLINA		43,133

Ohio - 3.0%
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 8/15/20 (b)	35,000	39,519
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	3,035	3,087
5% 6/1/17	3,500	3,694
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,953
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 4% 12/1/16	1,000	1,030
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,396
5% 6/15/23	1,855	2,088
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,133
5% 12/1/20	2,205	2,506
5% 12/1/21	2,045	2,362
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010:
5% 6/1/16 (FSA Insured)	1,105	1,125
5% 6/1/17 (FSA Insured)	1,160	1,225
Ohio Air Quality Dev. Auth. Rev.:
Bonds (First Energy Nuclear Generation Proj.) Series 2006 A, 3.75%, tender 12/3/18 (b)	13,300	13,760
Series 2009 C, 5.625% 6/1/18	1,395	1,469
Ohio Bldg. Auth. (Administrative Bldg. Fund Proj.) Series 2010 C, 5% 10/1/16	1,250	1,291
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2010 A, 5% 9/15/17	2,600	2,784
(Higher Ed. Proj.) Series 2010 A, 5% 8/1/17	3,290	3,507
Series 2011 A, 5% 8/1/17	3,070	3,273
Series 2012 C, 5% 9/15/21	4,350	5,193
Series 2013 B, 4% 6/15/16	2,200	2,236
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5% 1/15/17	1,000	1,040
Ohio State Univ. Gen. Receipts Series 2010 A:
5% 12/1/16	4,720	4,908
5% 12/1/16 (Escrowed to Maturity)	280	291
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (b)	10,225	10,404

TOTAL OHIO		115,274

Oklahoma - 0.4%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015, 5% 10/1/17	450	481
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23	2,600	3,066
Series 2004 A, 2.375% 12/1/21	1,350	1,365
Series 2012, 5% 2/15/21	1,600	1,859
Tulsa County Independent School Disctrict #9 Series 2015, 2% 4/1/17	3,000	3,045
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,794

TOTAL OKLAHOMA		15,610

Oregon - 0.0%
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/16	1,750	1,766
Pennsylvania - 5.2%
Allegheny County Arpt. Auth. Rev. Series A, 5% 1/1/16 (FSA Insured) (d)	1,000	1,000
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2006 A, 3.5%, tender 6/1/20 (b)	5,250	5,379
Series 2006 B, 3.5%, tender 6/1/20 (b)	6,000	6,148
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5% 7/1/16	1,000	1,021
5% 7/1/17	1,255	1,328
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	2,200	2,322
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,060
4% 10/1/19	660	705
5% 10/1/20	1,260	1,402
Mount Lebanon School District Series 2015, 4% 2/15/18	865	919
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,623
5% 3/1/19	2,310	2,526
5% 3/1/20	2,140	2,389
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 1/1/22	5,000	5,317
5% 7/1/22	5,200	5,322
5% 1/1/23	3,000	3,006
5% 7/1/23	215	215
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 0.55%, tender 2/1/16 (b)(d)	8,000	7,999
0.6%, tender 1/4/16 (b)(d)	4,000	4,000
Pennsylvania Gen. Oblig.:
Series 2006 1, 5% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	7,000	7,237
Series 2006, 4.25% 3/1/24 (Pre-Refunded to 3/1/17 @ 100)	6,000	6,253
Series 2010 A3, 5% 7/15/16	3,900	3,995
Series 2011, 5% 7/1/21	1,900	2,233
Series 2013 1, 5% 4/1/16	2,655	2,685
5% 6/1/17	9,000	9,526
5% 8/15/17	18,000	19,197
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	386
5% 12/1/21	275	326
5% 12/1/22	855	1,028
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2009 B, 5% 12/1/17	12,500	13,452
Series 2013 A, 0.61% 12/1/17 (b)	6,400	6,350
Philadelphia Gas Works Rev.:
Eighth Series A, 5% 8/1/16	1,000	1,025
Seventeenth Series, 5.375% 7/1/16 (Escrowed to Maturity)	2,300	2,356
Philadelphia Gen. Oblig.:
Series 2008 A, 5% 12/15/16 (FSA Insured)	7,275	7,568
Series 2011:
5.25% 8/1/17	6,165	6,577
5.25% 8/1/18	5,515	6,049
Philadelphia Muni. Auth. Rev. Series 2013 A:
5% 11/15/17	6,635	7,112
5% 11/15/18	3,430	3,760
Philadelphia School District Series 2010 C, 5% 9/1/16	13,610	13,972
Philadelphia Wtr. & Wastewtr. Rev. Series 2010 A, 5% 6/15/16	6,000	6,121
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2010, 5% 2/1/16 (FSA Insured)	5,620	5,640
Pittsburgh School District Series 2010 A, 5% 9/1/16 (FSA Insured)	1,685	1,733
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,089
5% 6/1/19	200	224
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/19	1,305	1,423
5% 4/1/20	1,250	1,385
5% 4/1/21	1,000	1,115
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,352

TOTAL PENNSYLVANIA		195,850

Rhode Island - 0.7%
Rhode Island & Providence Plantations Series 2015 A, 4% 8/1/17	5,000	5,249
Rhode Island Econ. Dev. Corp. Rev. (Dept. of Trans. Proj.) Series 2009 A, 5% 6/15/16 (Assured Guaranty Corp. Insured)	6,625	6,757
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2013 A:
5% 5/15/18	1,000	1,073
5% 5/15/19	1,500	1,647
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,254
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	3,920
5% 6/1/27	1,000	1,108

TOTAL RHODE ISLAND		27,008

South Carolina - 2.0%
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,345
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,235
5% 12/1/26	1,100	1,289
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B:
5% 12/1/17	2,000	2,153
5% 12/1/20	1,000	1,166
Series 2012 C, 5% 12/1/17	10,535	11,340
Series 2014 C:
5% 12/1/22	1,100	1,323
5% 12/1/23	5,000	6,075
Series 2015 C:
5% 12/1/18	15,000	16,639
5% 12/1/19	18,690	21,275
South Carolina Trans. Infrastructure Bank Rev. Series 2012 B, 5% 10/1/17	8,000	8,564

TOTAL SOUTH CAROLINA		76,404

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Reg'l. Health Proj.) Series 2010:
5% 9/1/16	500	514
5% 9/1/17	490	521
Series 2011:
5% 9/1/17	1,100	1,169
5% 9/1/18	1,200	1,311
5% 9/1/19	1,255	1,406
Series 2014 B:
4% 11/1/19	400	435
4% 11/1/20	625	690
4% 11/1/21	500	556
5% 11/1/22	375	442

TOTAL SOUTH DAKOTA		7,044

Tennessee - 0.1%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5% 7/1/16 (d)	1,730	1,766
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A:
5% 7/1/16	1,815	1,854
5% 7/1/17	1,100	1,166

TOTAL TENNESSEE		4,786

Texas - 9.0%
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,364
Austin Independent School District Series 2004, 5% 8/1/17	1,450	1,545
Bastrop Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	2,705	2,843
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/17	2,135	2,274
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,124
Dallas Fort Worth Int'l. Arpt. Rev. Series 2013 F:
5% 11/1/19	2,000	2,274
5% 11/1/20	1,500	1,745
5% 11/1/21	3,000	3,552
5% 11/1/22	5,000	5,990
Dallas Independent School District Series 2014 A, 4% 8/15/16	9,280	9,484
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,771
Dickinson Independent School District Bonds Series 2013, 1.05%, tender 8/1/17 (b)	5,150	5,152
Fort Worth Independent School District Series 2009, 5% 2/15/16	3,690	3,710
Grapevine Gen. Oblig. Series 2009, 5% 2/15/16	1,375	1,382
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Memorial Hermann Health Sys. Proj.) Series 2013 B, 0.41% 6/1/16 (b)	1,590	1,591
Harris County Cultural Ed. Facilities Fin. Corp. Thermal Util. Rev. (TECO Proj.) Series 2009 A, 5% 11/15/16	500	519
Harris County Gen. Oblig. Series 2015 A, 4% 10/1/17	2,500	2,639
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/17 (d)	7,380	7,812
Series 2012 A, 5% 7/1/23 (d)	2,000	2,324
Series A, 5% 7/1/16	1,080	1,104
Houston Independent School District Series 2005 A, 0% 2/15/16	4,500	4,499
Houston Util. Sys. Rev.:
Bonds Series 2012 C, 0.61%, tender 1/7/16 (b)	9,200	9,196
5% 5/15/22	5,000	5,997
5% 5/15/23	7,000	8,505
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,300	1,367
Klein Independent School District Series 2009 A, 5% 8/1/16	2,195	2,253
Lewisville Independent School District Series 2009, 5% 8/15/17	1,170	1,249
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,422
Series 2010, 5% 5/15/17	3,005	3,173
5% 5/15/16	2,355	2,394
5% 5/15/16 (Escrowed to Maturity)	5	5
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B:
5% 7/1/17	2,800	2,975
5% 7/1/18	3,030	3,318
Mansfield Independent School District Series 2009, 4% 2/15/17	1,840	1,909
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 0.6%, tender 2/1/16 (b)(d)	10,550	10,550
North East Texas Independent School District Series 2007 A, 5% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	10,000	10,665
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,800
North Texas Tollway Auth. Rev. Bonds Series 2012 C, 1.95%, tender 1/1/19 (b)	8,500	8,596
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (b)	6,365	6,470
1%, tender 6/1/16 (b)	20,000	20,036
1.2%, tender 8/1/17 (b)	28,800	28,880
Port Houston Auth. Harris County Series 2015 B, 5% 10/1/17 (d)	2,000	2,138
Round Rock Independent School District Series 2015, 5% 8/1/17	5,000	5,328
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,146
San Antonio Elec. & Gas Sys. Rev. Series 2006 A, 5% 2/1/25 (Pre-Refunded to 2/1/16 @ 100)	3,400	3,411
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,146
5% 9/15/21	1,000	1,171
5% 9/15/22	3,440	4,079
San Antonio Wtr. Sys. Rev. Series 2012:
4% 5/15/19	1,500	1,641
5% 5/15/20	6,000	6,946
5% 5/15/21	5,000	5,923
San Jacinto Cmnty. College District Series 2009, 5% 2/15/16	2,000	2,011
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009, 5% 10/1/16	5,795	5,987
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	880
5% 8/15/23	1,000	1,204
Series 2013:
4% 9/1/18	400	424
5% 9/1/19	655	728
5% 9/1/20	915	1,038
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
5.75% 7/1/18	2,600	2,769
5.75% 7/1/18 (Pre-Refunded to 7/1/16 @ 100)	50	51
Texas Gen. Oblig.:
Series 2006, 5% 4/1/27 (Pre-Refunded to 4/1/16 @ 100)	3,700	3,741
Series 2009 A, 5% 10/1/16	3,400	3,512
Series 2014, 5% 10/1/16	10,645	11,002
Texas Muni. Pwr. Agcy. Rev. Series 2010, 5% 9/1/16	750	772
Texas Pub. Fin. Auth. Rev. Series 2014 B:
4% 7/1/17	2,100	2,169
4% 7/1/18	2,200	2,200
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (b)	10,700	12,123
Texas Trans. Commission State Hwy. Fund Rev.:
Series 2007:
5% 4/1/20 (Pre-Refunded to 4/1/17 @ 100)	2,285	2,405
5% 4/1/25 (Pre-Refunded to 4/1/17 @ 100)	2,200	2,315
5% 4/1/26 (Pre-Refunded to 4/1/17 @ 100)	2,000	2,105
Series 2015, 3% 10/1/17	34,000	35,299
Tomball Independent School District 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,105	1,158
Univ. of Texas Board of Regents Sys. Rev.:
Series 2006 B, 5% 8/15/24 (Pre-Refunded to 8/15/16 @ 100)	5,975	6,142
Series 2010 B, 5% 8/15/21	1,800	2,141
Univ. of Texas Permanent Univ. Fund Rev. Series 2015 B, 4% 7/1/17	5,625	5,896

TOTAL TEXAS		341,459

Utah - 0.2%
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/17	1,090	1,162
Utah Gen. Oblig. Series 2009 C, 5% 7/1/16	5,555	5,681

TOTAL UTAH		6,843

Virginia - 1.3%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	659
5% 7/15/21	400	458
Fairfax County Gen. Oblig.:
5% 10/1/19	8,000	9,136
5% 10/1/20	6,710	7,864
5% 10/1/21	3,000	3,595
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,738
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.) Series 2015 D, 5% 2/1/17	12,830	13,434
Virginia Commonwealth Trans. Board Rev. (U.S. Route 58 Corridor Dev. Prog.) Series 2014 B, 5% 5/15/16	2,100	2,136
Virginia Pub. School Auth.:
Series ll, 5% 4/15/16	2,600	2,634
Series Xll, 5% 4/15/16	3,940	3,992
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (b)	2,500	2,531

TOTAL VIRGINIA		49,177

Washington - 1.2%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,572
5% 1/1/21	1,865	2,188
King County Highline School District # 401 Series 2009:
5% 12/1/16	6,350	6,601
5% 12/1/17	2,950	3,179
Port of Seattle Passenger Facilities Charge Rev. Series 2010 B, 5% 12/1/16 (d)	2,500	2,596
Port of Seattle Rev.:
Series 2010 C:
5% 2/1/16 (d)	2,000	2,007
5% 2/1/17 (d)	2,500	2,609
Series 2015 B, 5% 3/1/17	5,000	5,238
Seattle Muni. Lt. & Pwr. Rev. Series 2010 B, 5% 2/1/17	2,000	2,093
Tacoma Elec. Sys. Rev. Series 2013 A:
4% 1/1/20	5,000	5,508
4% 1/1/21	2,000	2,243
5% 1/1/20	3,000	3,421
5% 1/1/21	1,770	2,070
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,487

TOTAL WASHINGTON		46,812

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
Series 2011 A, 2.25%, tender 9/1/16 (b)(d)	7,000	7,041
1.9%, tender 4/1/19 (b)	5,990	6,009

TOTAL WEST VIRGINIA		13,050

Wisconsin - 0.6%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,845
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (d)	1,330	1,520
5% 12/1/22 (d)	1,470	1,719
5.25% 12/1/23 (d)	1,540	1,848
Wisconsin Gen. Oblig.:
Series 2005 D, 5% 5/1/19 (Pre-Refunded to 5/1/16 @ 100)	2,260	2,294
Series 2014 B, 5% 5/1/16	2,600	2,639
Wisconsin Health & Edl. Facilities Series 2014:
4% 5/1/18	375	394
4% 5/1/19	285	301
5% 5/1/20	410	451
5% 5/1/21	640	705
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.) Series 2010, 5% 7/1/16	1,175	1,200
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	1,500	1,577
(Thedacare, Inc. Proj.) Series 2010:
5% 12/15/16	1,440	1,498
5% 12/15/17	1,540	1,656
Series 2012, 5% 10/1/21	1,400	1,637

TOTAL WISCONSIN		23,284

TOTAL MUNICIPAL BONDS
(Cost $3,446,210)		3,502,234

Municipal Notes - 3.4%
Connecticut - 0.7%
New Britain Gen. Oblig. BAN 2.5% 3/25/16	24,000	$24,111
New London BAN 2% 3/24/16	3,155	3,166

TOTAL CONNECTICUT		27,277

Kentucky - 0.1%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	2,165	2,284
New Jersey - 0.3%
Newark Gen. Oblig. TAN Series 2015 A, 1.75% 2/19/16	10,400	10,406
New York - 2.3%
Binghamton Gen. Oblig. BAN Series 2015 B, 2% 11/18/16	11,300	11,404
Lockport City School District BAN:
Series 2015 A, 2% 8/5/16	8,705	8,766
Series 2015 B, 2% 8/5/16	15,000	15,104
Oceanside Union Free School District TAN 2% 6/21/16	13,500	13,588
Rockland County Gen. Oblig. TAN 2% 3/16/16	9,800	9,826
Suffolk County Gen. Oblig. TAN 2% 7/27/16	28,400	28,596

TOTAL NEW YORK		87,284

Ohio - 0.0%
Marietta BAN Series 2015, 1% 5/13/16	1,750	1,752
TOTAL MUNICIPAL NOTES
(Cost $129,054)		129,003
TOTAL INVESTMENT PORTFOLIO - 95.6%
(Cost $3,575,264)		3,631,237
NET OTHER ASSETS (LIABILITIES) - 4.4%		166,204
NET ASSETS - 100%		$3,797,441

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

Legend

 (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,357,000 or 0.7% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	42.9%
Special Tax	11.2%
Electric Utilities	10.1%
Transportation	9.4%
Health Care	7.8%
Escrowed/Pre-Refunded	5.0%
Others* (Individually Less Than 5%)	13.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,575,264)		$3,631,237
Cash		149,580
Receivable for fund shares sold		5,719
Interest receivable		38,550
Prepaid expenses		8
Other receivables		6
Total assets		3,825,100
Liabilities
Payable for investments purchased
Regular delivery	$4,000
Delayed delivery	11,153
Payable for fund shares redeemed	9,685
Distributions payable	1,044
Accrued management fee	1,142
Distribution and service plan fees payable	136
Other affiliated payables	404
Other payables and accrued expenses	95
Total liabilities		27,659
Net Assets		$3,797,441
Net Assets consist of:
Paid in capital		$3,741,567
Distributions in excess of net investment income		(90)
Accumulated undistributed net realized gain (loss) on investments		(9)
Net unrealized appreciation (depreciation) on investments		55,973
Net Assets		$3,797,441
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($377,263.8 ÷ 35,444.82 shares)		$10.64
Maximum offering price per share (100/97.25 of $10.64)		$10.94
Class T:
Net Asset Value and redemption price per share ($21,880.4 ÷ 2,059.45 shares)		$10.62
Maximum offering price per share (100/97.25 of $10.62)		$10.92
Class B:
Net Asset Value and offering price per share ($285.3 ÷ 26.82 shares)(a)		$10.64
Class C:
Net Asset Value and offering price per share ($63,466.0 ÷ 5,974.11 shares)(a)		$10.62
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($3,058,100.2 ÷ 287,819.94 shares)		$10.63
Class I:
Net Asset Value, offering price and redemption price per share ($276,444.8 ÷ 26,004.09 shares)		$10.63

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2015
Investment Income
Interest		$79,012
Expenses
Management fee	$14,105
Transfer agent fees	4,304
Distribution and service plan fees	1,696
Accounting fees and expenses	614
Custodian fees and expenses	40
Independent trustees' compensation	16
Registration fees	166
Audit	57
Legal	17
Miscellaneous	84
Total expenses before reductions	21,099
Expense reductions	(49)	21,050
Net investment income (loss)		57,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		7,031
Total net realized gain (loss)		7,031
Change in net unrealized appreciation (depreciation) on investment securities		(25,919)
Net gain (loss)		(18,888)
Net increase (decrease) in net assets resulting from operations		$39,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,962	$64,659
Net realized gain (loss)	7,031	4,731
Change in net unrealized appreciation (depreciation)	(25,919)	12,153
Net increase (decrease) in net assets resulting from operations	39,074	81,543
Distributions to shareholders from net investment income	(58,133)	(64,660)
Distributions to shareholders from net realized gain	(7,563)	(5,775)
Total distributions	(65,696)	(70,435)
Share transactions - net increase (decrease)	(152,171)	176,760
Redemption fees	42	43
Total increase (decrease) in net assets	(178,751)	187,911
Net Assets
Beginning of period	3,976,192	3,788,281
End of period (including distributions in excess of net investment income of $90 and undistributed net investment income of $112, respectively)	$3,797,441	$3,976,192

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.68	$10.86	$10.83	$10.62
Income from Investment Operations
Net investment income (loss)A	.129	.153	.158	.164	.198
Net realized and unrealized gain (loss)	(.048)	.046	(.170)	.034	.225
Total from investment operations	.081	.199	(.012)	.198	.423
Distributions from net investment income	(.130)	(.153)	(.158)	(.156)	(.205)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.151)	(.169)	(.168)	(.168)	(.213)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.64	$10.71	$10.68	$10.86	$10.83
Total ReturnC,D	.76%	1.87%	(.11)%	1.84%	4.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.79%	.78%	.79%	.77%
Expenses net of fee waivers, if any	.81%	.79%	.78%	.79%	.77%
Expenses net of all reductions	.81%	.79%	.78%	.78%	.77%
Net investment income (loss)	1.21%	1.42%	1.47%	1.51%	1.85%
Supplemental Data
Net assets, end of period (in millions)	$377	$397	$318	$394	$336
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class T

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.85	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.134	.157	.162	.166	.199
Net realized and unrealized gain (loss)	(.049)	.046	(.180)	.044	.226
Total from investment operations	.085	.203	(.018)	.210	.425
Distributions from net investment income	(.134)	(.157)	(.162)	(.158)	(.207)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.155)	(.173)	(.172)	(.170)	(.215)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.62	$10.69	$10.66	$10.85	$10.81
Total ReturnC,D	.80%	1.91%	(.17)%	1.95%	4.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.76%	.75%	.77%	.76%
Expenses net of fee waivers, if any	.77%	.76%	.75%	.77%	.76%
Expenses net of all reductions	.77%	.75%	.75%	.76%	.76%
Net investment income (loss)	1.25%	1.46%	1.50%	1.52%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$22	$25	$24	$25	$26
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class B

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.67	$10.86	$10.82	$10.61
Income from Investment Operations
Net investment income (loss)A	.067	.086	.089	.093	.128
Net realized and unrealized gain (loss)	(.049)	.056	(.180)	.045	.226
Total from investment operations	.018	.142	(.091)	.138	.354
Distributions from net investment income	(.067)	(.086)	(.089)	(.086)	(.136)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.088)	(.102)	(.099)	(.098)	(.144)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.64	$10.71	$10.67	$10.86	$10.82
Total ReturnC,D	.17%	1.33%	(.84)%	1.27%	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.42%	1.43%	1.44%	1.43%
Expenses net of fee waivers, if any	1.40%	1.42%	1.43%	1.44%	1.42%
Expenses net of all reductions	1.40%	1.42%	1.43%	1.43%	1.42%
Net investment income (loss)	.62%	.80%	.82%	.85%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$–	$–	$1	$1	$2
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.84	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.050	.072	.077	.082	.117
Net realized and unrealized gain (loss)	(.049)	.046	(.169)	.035	.226
Total from investment operations	.001	.118	(.092)	.117	.343
Distributions from net investment income	(.050)	(.072)	(.078)	(.075)	(.125)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.071)	(.088)	(.088)	(.087)	(.133)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.62	$10.69	$10.66	$10.84	$10.81
Total ReturnC,D	.01%	1.11%	(.86)%	1.08%	3.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.54%	1.54%	1.53%	1.53%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.53%	1.53%
Expenses net of all reductions	1.55%	1.54%	1.53%	1.53%	1.52%
Net investment income (loss)	.47%	.67%	.72%	.76%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$63	$65	$71	$92	$79
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.85	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.164	.186	.191	.197	.228
Net realized and unrealized gain (loss)	(.039)	.046	(.180)	.045	.227
Total from investment operations	.125	.232	.011	.242	.455
Distributions from net investment income	(.164)	(.186)	(.191)	(.190)	(.237)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.185)	(.202)	(.201)	(.202)	(.245)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.63	$10.69	$10.66	$10.85	$10.81
Total ReturnC	1.18%	2.19%	.10%	2.25%	4.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.47%	.48%
Net investment income (loss)	1.54%	1.73%	1.78%	1.81%	2.14%
Supplemental Data
Net assets, end of period (in millions)	$3,058	$3,225	$3,168	$3,624	$3,523
Portfolio turnover rateF	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.67	$10.85	$10.81	$10.61
Income from Investment Operations
Net investment income (loss)A	.156	.179	.184	.191	.224
Net realized and unrealized gain (loss)	(.048)	.046	(.169)	.045	.216
Total from investment operations	.108	.225	.015	.236	.440
Distributions from net investment income	(.157)	(.179)	(.185)	(.184)	(.232)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.178)	(.195)	(.195)	(.196)	(.240)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.63	$10.70	$10.67	$10.85	$10.81
Total ReturnC	1.02%	2.12%	.14%	2.19%	4.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.55%	.54%	.54%	.52%
Expenses net of fee waivers, if any	.55%	.55%	.54%	.54%	.52%
Expenses net of all reductions	.55%	.54%	.54%	.53%	.52%
Net investment income (loss)	1.47%	1.67%	1.71%	1.76%	2.09%
Supplemental Data
Net assets, end of period (in millions)	$276	$263	$207	$206	$152
Portfolio turnover rateF	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Limited Term Municipal Income and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$62,337
Gross unrealized depreciation	(6,346)
Net unrealized appreciation (depreciation) on securities	$55,991
Tax Cost	$3,575,246

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$55,991

The Fund intends to elect to defer to its next fiscal year $6 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Tax-exempt Income	$58,133	$64,660
Long-term Capital Gains	7,563	5,775
Total	$65,696	$ 70,435

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,102,203 and $1,187,066, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$998	$–
Class T	-%	.25%	57	–(a)
Class B	.65%	.25%	3	2
Class C	.75%	.25%	638	93
			$1,696	$95

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18
Class T	11
Class B(a)	–(b)
Class C(a)	11
$40

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$685.17
Class T	30.13
Class B	–(a)	.11
Class C	105.16
Limited Term Municipal Income	3,033.10
Class I	451.17
	$4,304

 (a) In the amount of less than five hundred dollars.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Class A	$4,860	$4,673
Class T	289	347
Class B	2	3
Class C	303	452
Limited Term Municipal Income	48,674	55,470
Class I	4,005	3,715
Total	$58,133	$64,660
From net realized gain
Class A	$751	$518
Class T	45	36
Class B	1	1
Class C	125	101
Limited Term Municipal Income	6,100	4,778
Class I	541	341
Total	$7,563	$5,775

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Class A
Shares sold	16,831	21,930	$179,831	$235,729
Reinvestment of distributions	483	419	5,154	4,497
Shares redeemed	(18,951)	(15,005)	(202,084)	(161,198)
Net increase (decrease)	(1,637)	7,344	$(17,099)	$79,028
Class T
Shares sold	791	936	$8,447	$10,041
Reinvestment of distributions	30	34	316	360
Shares redeemed	(1,080)	(932)	(11,510)	(9,993)
Net increase (decrease)	(259)	38	$(2,747)	$408
Class B
Shares sold	3	5	$17	$58
Reinvestment of distributions	–(a)	–(a)	3	4
Shares redeemed	(14)	(17)	(144)	(183)
Net increase (decrease)	(11)	(12)	$(124)	$(121)
Class C
Shares sold	1,149	1,064	$12,246	$11,413
Reinvestment of distributions	34	42	359	454
Shares redeemed	(1,330)	(1,668)	(14,162)	(17,881)
Net increase (decrease)	(147)	(562)	$(1,557)	$(6,014)
Limited Term Municipal Income
Shares sold	66,529	76,270	$709,164	$818,051
Reinvestment of distributions	3,861	4,133	41,135	44,337
Shares redeemed	(84,109)	(75,997)	(895,882)	(815,047)
Net increase (decrease)	(13,719)	4,406	$(145,583)	$47,341
Class I
Shares sold	13,372	13,740	$142,602	$147,453
Reinvestment of distributions	335	270	3,575	2,893
Shares redeemed	(12,317)	(8,783)	(131,238)	(94,228)
Net increase (decrease)	1,390	5,227	$14,939	$56,118

 (a) In the amount of less than five hundred shares.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity® Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Limited Term Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Limited Term Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Class A	.80%
Actual		$1,000.00	$1,009.30	$4.05
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class T	.75%
Actual		$1,000.00	$1,009.60	$3.80
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class B	1.39%
Actual		$1,000.00	$1,007.30	$7.03
Hypothetical-C		$1,000.00	$1,018.20	$7.07
Class C	1.54%
Actual		$1,000.00	$1,005.60	$7.79
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Limited Term Municipal Income	.48%
Actual		$1,000.00	$1,011.90	$2.43
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Class I	.54%
Actual		$1,000.00	$1,010.60	$2.74
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 4.62% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $7,062,307, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class B and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that each of Class A, Class T, and Class I is above the competitive median primarily due to transfer agent fees. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

ASTMI-ANN-0216
1.796593.112

Fidelity® Minnesota Municipal Income Fund Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	3.00%	4.32%	4.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$14,904	Fidelity® Minnesota Municipal Income Fund
$15,853	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Kevin Ramundo:  For the year, the fund gained 3.00%, net of fees, matching the Barclays® Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital. My decision to overweight health care bonds provided a boost to fund performance versus the Barclays® Minnesota benchmark. Health care securities performed comparatively well, driven largely by their higher yields, which contributed to their total returns, and also drew strong demand. Health care bonds also were lifted by the ongoing consolidation trend among hospitals. The fund had an overweighting in HealthPartners and Park Nicolett Health Services, two health care systems that merged and ultimately combined their debt by advance refunding outstanding bonds. This led to above-benchmark price appreciation for both holdings. The fund also benefited from its overweighting of lower-rated investment-grade bonds, as they attracted heavy demand from yield-seeking investors and outperformed higher-quality securities. In contrast, the fund’s yield-curve positioning was a modest drag on our relative result. The fund was bulleted – more concentrated in bonds in the intermediate-maturity range. Intermediate bonds lagged longer-term securities as the yield curve flattened, meaning longer-term bond yields fell relatively more and their prices rose more on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.2	37.8
Health Care	23.7	21.8
Electric Utilities	16.9	14.9
Education	8.1	8.8
Transportation	7.9	7.9

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	5.4	5.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	5.5	5.6

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	3.6%
AA,A	84.9%
BBB	8.1%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	1.5%

As of June 30, 2015
AAA	2.7%
AA,A	84.4%
BBB	6.8%
BB and Below	0.4%
Not Rated	4.3%
Short-Term Investments and Net Other Assets	1.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 98.5%
	Principal Amount	Value
Guam - 0.9%
Guam Ed. Fing. Foundation Ctfs. of Prtn. Series 2006 A, 5% 10/1/23	1,500,000	1,530,120
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/17 (a)	$800,000	$845,592
6.25% 10/1/34 (a)	850,000	1,014,407
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/21 (FSA Insured)	1,100,000	1,282,017

TOTAL GUAM		4,672,136

Minnesota - 97.4%
Alexandria Independent School District #206 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2008 A, 5% 2/1/17 (FSA Insured)	1,000,000	1,046,610
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	805,000	954,126
5% 2/1/24	1,110,000	1,322,354
5% 2/1/25	1,015,000	1,198,563
5% 2/1/26	1,220,000	1,427,034
5% 2/1/27	1,285,000	1,495,971
5% 2/1/28	1,345,000	1,554,215
5% 2/1/29	1,415,000	1,625,198
5% 2/1/34	1,800,000	2,034,234
Breckenridge Gen. Oblig. (Catholic Health Initiatives Proj.) Series 2004 A, 5% 5/1/30	4,575,000	4,586,346
Burnsville-Eagan-Savage Independent School District #191 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2007 A, 5% 2/1/17 (FSA Insured)	525,000	549,470
Chaska Elec. Rev.:
Series 2015 A:
5% 10/1/27	1,665,000	2,005,110
5% 10/1/29	785,000	934,197
5% 10/1/26	1,000,000	1,210,970
Chaska Independent School District #112 Gen. Oblig.:
(Cr. Enhancement Prog.):
Series 2012 A:
5% 2/1/19	4,090,000	4,564,849
5% 2/1/22	4,975,000	5,975,124
Series 2013 A, 4% 2/1/19	4,550,000	4,941,391
(School Bldg. Proj.) Series 2007 A, 5% 2/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	750,000	784,958
Series 2009 A, 5% 2/1/17	1,000,000	1,046,610
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,663,119
5% 2/1/31	1,245,000	1,479,471
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	928,241
5% 11/1/25	250,000	298,093
5% 11/1/26	500,000	591,420
5% 11/1/27	400,000	471,072
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B:
4% 3/1/16	1,445,000	1,451,358
4% 3/1/17	1,495,000	1,535,275
4% 3/1/18	1,235,000	1,289,698
5% 3/1/30	2,535,000	2,622,939
Hennepin County Sales Tax Rev. (Ballpark Proj.) Series 2007 A, 5% 12/15/24	1,000,000	1,078,130
Jordan Ind. School District Series 2014 A:
5% 2/1/28	1,000,000	1,187,420
5% 2/1/29	1,000,000	1,178,080
5% 2/1/30	1,245,000	1,458,717
Lakeville Independent School District #194 Series 2012 D, 5% 2/1/20	1,570,000	1,806,238
Maple Grove Health Care Facilities Series 2015:
4% 9/1/35	1,250,000	1,267,975
5% 9/1/28	695,000	786,434
5% 9/1/30	1,500,000	1,677,675
5% 9/1/31	1,300,000	1,447,238
5% 9/1/32	1,000,000	1,110,670
Maple Grove Health Care Sys. Rev. (Maple Grove Hosp. Corp. Proj.) Series 2007:
5% 5/1/16	1,000,000	1,012,250
5.25% 5/1/24	1,500,000	1,570,755
5.25% 5/1/25	2,000,000	2,092,200
5.25% 5/1/28	3,720,000	3,880,518
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Children's Health Care Proj.):
Series 1995 B, 5% 8/15/25 (FSA Insured)	3,000,000	3,416,970
Series 2010 A, 5.25% 8/15/25	1,000,000	1,157,170
(Children's Hospitals and Clinics Proj.) Series 2004 A1, 5% 8/15/34 (FSA Insured)	500,000	552,335
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2007 A, 5% 1/1/21	5,000,000	5,213,950
Series 2007 B, 5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,083,960
Series 2010 D, 5% 1/1/17 (a)	4,155,000	4,319,330
Series 2012 B:
5% 1/1/26	1,250,000	1,465,188
5% 1/1/27	1,500,000	1,749,000
Series 2014 A:
5% 1/1/26	3,015,000	3,574,373
5% 1/1/28	4,000,000	4,672,560
5% 1/1/29	2,150,000	2,489,722
5% 1/1/30	2,000,000	2,306,720
5% 1/1/31	6,020,000	6,920,050
Series B, 5% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,830,000	2,947,643
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	1,013,328
5% 11/15/28	1,000,000	1,183,620
5% 11/15/29	1,000,000	1,175,160
5% 11/15/30	1,000,000	1,167,700
5% 11/15/31	3,665,000	4,255,871
5% 11/15/32	2,200,000	2,542,540
6.5% 11/15/38	2,960,000	3,305,402
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	540,000	620,006
Minnesota 911 Rev.:
(Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/21 (Assured Guaranty Corp. Insured)	2,220,000	2,509,954
5% 6/1/21	2,000,000	2,259,780
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/16 (Assured Guaranty Corp. Insured)	415,000	417,175
5% 2/15/17 (Assured Guaranty Corp. Insured)	1,975,000	2,065,435
5% 2/15/30 (Assured Guaranty Corp. Insured)	3,750,000	4,116,863
5.25% 2/15/23 (Assured Guaranty Corp. Insured)	1,660,000	1,890,740
5.5% 2/15/25 (Assured Guaranty Corp. Insured)	2,500,000	2,863,600
Minnesota Gen. Oblig.:
Series 2008 A, 5% 6/1/21 (Pre-Refunded to 6/1/18 @ 100)	3,300,000	3,615,876
Series 2010 A, 5% 8/1/27	5,000,000	5,777,200
Series 2010 D:
5% 8/1/21	1,000,000	1,164,590
5% 8/1/22	5,000,000	5,815,700
5% 8/1/23	10,000,000	11,616,900
Series 2011 B:
5% 10/1/24	2,500,000	2,976,125
5% 10/1/30	3,000,000	3,510,180
Series 2013 A, 5% 8/1/25	3,780,000	4,641,349
Series 2013 D, 5% 10/1/23	1,100,000	1,361,173
Series 2015 A, 5% 8/1/33	1,900,000	2,305,612
5% 6/1/21 (Pre-Refunded to 6/1/16 @ 100)	1,415,000	1,441,517
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	2,545,000	2,712,181
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	55,000	58,613
5% 8/1/24	4,780,000	5,743,361
5% 8/1/24 (Pre-Refunded to 8/1/22 @ 100)	220,000	267,384
5% 11/1/26 (Pre-Refunded to 11/1/16 @ 100)	790,000	819,759
Minnesota Higher Ed. Facilities Auth. Rev.:
(College of St. Scholastica, Inc. Proj.) Series Seven-H, 5.25% 12/1/35	1,000,000	1,072,340
(Gustovus Adolphus College Proj.) Series Seven-B:
5% 10/1/22	2,250,000	2,519,348
5% 10/1/23	1,000,000	1,119,330
(Hamline Univ. Proj.) Series Seven-E:
5% 10/1/17	1,565,000	1,645,222
5% 10/1/19	1,000,000	1,080,810
(Univ. of St. Thomas Proj.):
Series Seven-A, 5% 10/1/39	1,650,000	1,798,665
Series Six-I, 5% 4/1/23	1,000,000	1,009,540
Series Six-X, 5.25% 4/1/39	1,500,000	1,561,440
Series 2015 8J, 5% 3/1/24	1,000,000	1,222,940
Series Eight J, 5% 3/1/26	1,015,000	1,228,810
Series G8, 5% 12/1/31	1,000,000	1,187,190
Series Seven-Q:
5% 10/1/17	495,000	527,215
5% 10/1/18	400,000	437,044
5% 10/1/19	780,000	873,077
5% 10/1/20	1,140,000	1,293,216
5% 3/1/21	940,000	982,864
5% 3/1/21 (Pre-Refunded to 3/1/17 @ 100)	1,375,000	1,443,901
5% 3/1/22	1,030,000	1,076,844
5% 3/1/22 (Pre-Refunded to 3/1/17 @ 100)	1,505,000	1,580,416
5% 3/1/27	500,000	601,685
Minnesota Hsg. Fin. Agcy. Series 2015 A:
5% 8/1/29	1,000,000	1,178,240
5% 8/1/30	1,000,000	1,170,720
5% 8/1/31	1,000,000	1,166,560
5% 8/1/32	1,000,000	1,163,250
5% 8/1/33	1,000,000	1,159,130
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2007, 5.25% 10/1/22	1,000,000	1,069,900
Series 2014 A:
5% 10/1/25	200,000	240,230
5% 10/1/26	830,000	992,630
Series 2014:
5% 10/1/26	630,000	753,442
5% 10/1/27	750,000	893,708
5% 10/1/30	1,000,000	1,171,100
Minnesota State Colleges & Univs. Board of Trustees Rev.:
Series 2009 A:
4% 10/1/17	1,445,000	1,525,588
4% 10/1/18	1,490,000	1,606,548
4% 10/1/19	1,550,000	1,702,706
4% 10/1/20	1,580,000	1,743,577
Series 2011 A, 5% 10/1/30	1,495,000	1,716,768
Series 2013 A:
4% 10/1/18	2,210,000	2,382,866
4% 10/1/19	2,300,000	2,526,596
4% 10/1/20	2,385,000	2,665,834
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	15,075,563
5% 3/1/28	4,275,000	5,008,505
5% 3/1/29	2,250,000	2,630,363
5% 6/1/27	5,000,000	5,955,250
5% 6/1/38	5,000,000	5,638,050
North Saint Paul-Maplewood-Oakdale Independent School District 622 Series 2006 B:
5% 2/1/17 (FSA Insured)	1,525,000	1,596,080
5% 8/1/17 (FSA Insured)	1,575,000	1,648,238
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2010 A1:
5% 1/1/19	3,010,000	3,335,140
5% 1/1/20	2,100,000	2,381,610
Series 2013 A:
5% 1/1/23	850,000	1,011,220
5% 1/1/24	650,000	763,581
5% 1/1/25	975,000	1,137,152
5% 1/1/31	1,740,000	1,956,682
Series A, 5% 1/1/18 (Assured Guaranty Corp. Insured)	3,180,000	3,421,680
Northfield Hosp. Rev. Series 2006:
5.375% 11/1/26	1,000,000	1,031,090
5.5% 11/1/16	1,025,000	1,052,286
Ramsey County Gen. Oblig. Series 2012 B:
5% 2/1/19	1,585,000	1,773,615
5% 2/1/20	1,635,000	1,881,722
5% 2/1/21	1,350,000	1,592,825
Rochester Elec. Util. Rev.:
Series 2007 C, 5% 12/1/30 (Pre-Refunded to 12/1/30 @ 100)	2,000,000	2,070,960
Series 2013 B:
5% 12/1/26	570,000	680,620
5% 12/1/27	275,000	327,275
5% 12/1/28	275,000	325,969
5% 12/1/43	1,000,000	1,140,520
Rochester Health Care Facilities Rev.:
(Mayo Clinic Proj.) Series 2008 E, 5% 11/15/38	4,000,000	4,502,120
(Mayo Foundation Proj.) Series 2006, 5% 11/15/36	2,000,000	2,032,460
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/17	650,000	686,771
5% 7/1/18	685,000	744,170
5% 7/1/21	790,000	911,226
5% 7/1/22	350,000	406,410
5% 7/1/24	300,000	351,363
5% 7/1/27	245,000	280,285
5% 7/1/28	225,000	255,294
5% 7/1/33	1,225,000	1,363,854
Bonds:
(Mayo Clinic Proj.):
Series 2011, 4%, tender 11/15/18 (b)	2,475,000	2,670,575
Series B, 4%, tender 11/15/18 (b)	3,000,000	3,230,040
(Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (b)	1,100,000	1,268,377
Saint Cloud Health Care Rev.:
(CentraCare Health Sys. Proj.) Series 2010 A, 5.125% 5/1/30	5,005,000	5,671,216
Series 2014 B, 5% 5/1/22	1,950,000	2,304,491
Saint Paul Hsg. & Redev. Auth. Hosp. Rev.:
(Healtheast Care Sys. Proj.) Series 2015 A, 5% 11/15/27	2,515,000	2,883,598
(HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/29	1,750,000	1,976,538
(HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/30	1,585,000	1,783,125
Saint Paul Port Auth. Series 2007-2, 5% 3/1/37	1,500,000	1,558,170
Saint Paul Port Auth. Lease Rev.:
(Regions Hosp. Package Proj.) Series 2007-1, 5% 8/1/16	500,000	510,920
Series 2013, 5% 12/1/21	4,900,000	5,801,404
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,198,490
5% 11/1/28	1,000,000	1,181,980
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,233,182
5% 9/1/24	1,000,000	1,185,710
5% 9/1/25	1,345,000	1,583,374
5% 9/1/26	575,000	671,589
5% 9/1/28	1,000,000	1,149,740
5% 9/1/34	1,040,000	1,145,758
Shakopee Independent School District #720:
Series 2012, 5% 2/1/21	1,000,000	1,177,180
Series 2013 A, 5% 2/1/19	2,940,000	3,287,008
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A:
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,210,000	5,976,069
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,670,000	13,462,659
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,165,000	2,395,272
Series 2009 A:
5.25% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	2,000,000	2,245,040
5.5% 1/1/24 (Pre-Refunded to 1/1/19 @ 100)	500,000	564,925
Series 2015 A:
5% 1/1/28	1,000,000	1,217,740
5% 1/1/34	1,695,000	2,001,693
5% 1/1/36	1,000,000	1,171,480
5% 1/1/41	1,000,000	1,157,450
0% 1/1/18 (AMBAC Insured)	125,000	122,306
Spring Lake Park Independent School District #16 Series 2006 A, 5% 2/1/29	4,000,000	4,012,040
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.):
Series 2008 C, 5.5% 7/1/17 (Escrowed to Maturity)	535,000	572,236
Series 2009, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	9,015,000	10,421,340
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Allina Health Sys. Proj.):
Series 2007 A, 5% 11/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,100,000	2,254,644
Series 2009 A1, 5.25% 11/15/29	3,000,000	3,396,030
(HealthPartners Oblig. Group Proj.) Series 2006:
5% 5/15/16 (Escrowed to Maturity)	345,000	350,841
5.25% 5/15/17 (Pre-Refunded to 11/15/16 @ 100)	590,000	614,284
5.25% 5/15/26 (Pre-Refunded to 11/15/16 @ 100)	1,000,000	1,041,160
5.25% 5/15/36 (Pre-Refunded to 11/15/16 @ 100)	1,000,000	1,041,160
Series 2007 A, 5% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,725,000	1,853,030
Series 2009 A2, 5.5% 11/15/24	2,000,000	2,317,120
Series 2015 A:
5% 7/1/29	5,000,000	5,878,900
5% 7/1/30	5,000,000	5,847,250
Univ. of Minnesota Gen. Oblig.:
Series 2009 A:
5% 4/1/23	200,000	223,914
5.125% 4/1/34	1,000,000	1,105,040
5.25% 4/1/29	1,000,000	1,122,390
Series 2009 C, 5% 12/1/21	1,000,000	1,126,320
Series 2011 D:
5% 12/1/23	1,180,000	1,405,840
5% 12/1/26	1,020,000	1,210,791
5% 12/1/36	1,000,000	1,131,690
Univ. of Minnesota Spl. Purp. Rev.:
(Biomedical Science Research Facilities Fdg. Prog.) Series 2013 C, 5% 8/1/38	5,275,000	6,007,539
(State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2011 B, 5% 8/1/25	2,095,000	2,468,182
Virginia Hsg. & Redev. Auth. Health Care Facility Lease Rev. Series 2005, 5.25% 10/1/25	440,000	441,382
West Saint Paul Independent School District #197 Series 2012 A, 4% 2/1/24	3,530,000	3,950,882
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 1977 A, 6.375% 1/1/16 (Escrowed to Maturity)	170,000	170,000
Series 2012 A:
5% 1/1/26	5,000,000	5,898,450
5% 1/1/27	2,150,000	2,522,660
5% 1/1/30	1,000,000	1,156,560
Series 2014 A:
5% 1/1/31	1,750,000	2,056,635
5% 1/1/35	1,595,000	1,849,498
5% 1/1/40	1,500,000	1,715,070
5% 1/1/46	10,000,000	11,335,000
Series 2015 A, 5% 1/1/31	1,820,000	2,205,549

TOTAL MINNESOTA		492,777,746

Virgin Islands - 0.2%
Virgin Islands Pub. Fin. Auth. Series 2009 B, 5% 10/1/25	1,000,000	1,099,490
TOTAL INVESTMENT PORTFOLIO - 98.5%
(Cost $474,938,220)		498,549,372
NET OTHER ASSETS (LIABILITIES) - 1.5%		7,442,380
NET ASSETS - 100%		$505,991,752

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	33.2%
Health Care	23.7%
Electric Utilities	16.9%
Education	8.1%
Transportation	7.9%
Escrowed/Pre-Refunded	6.6%
Others* (Individually Less Than 5%)	3.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $474,938,220)		$498,549,372
Cash		900,749
Receivable for fund shares sold		334,310
Interest receivable		6,984,707
Prepaid expenses		1,082
Other receivables		635
Total assets		506,770,855
Liabilities
Payable for fund shares redeemed	$192,627
Distributions payable	336,595
Accrued management fee	152,366
Other affiliated payables	47,994
Other payables and accrued expenses	49,521
Total liabilities		779,103
Net Assets		$505,991,752
Net Assets consist of:
Paid in capital		$482,254,949
Undistributed net investment income		113,630
Accumulated undistributed net realized gain (loss) on investments		12,021
Net unrealized appreciation (depreciation) on investments		23,611,152
Net Assets, for 43,079,592 shares outstanding		$505,991,752
Net Asset Value, offering price and redemption price per share ($505,991,752 ÷ 43,079,592 shares)		$11.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$16,217,001
Expenses
Management fee	$1,826,610
Transfer agent fees	441,101
Accounting fees and expenses	130,572
Custodian fees and expenses	8,387
Independent trustees' compensation	2,097
Registration fees	32,522
Audit	52,386
Legal	6,275
Miscellaneous	9,316
Total expenses before reductions	2,509,266
Expense reductions	(4,879)	2,504,387
Net investment income (loss)		13,712,614
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,126,037
Change in net unrealized appreciation (depreciation) on investment securities		(1,178,690)
Net gain (loss)		947,347
Net increase (decrease) in net assets resulting from operations		$14,659,961

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,712,614	$13,935,648
Net realized gain (loss)	2,126,037	2,299,174
Change in net unrealized appreciation (depreciation)	(1,178,690)	16,265,355
Net increase (decrease) in net assets resulting from operations	14,659,961	32,500,177
Distributions to shareholders from net investment income	(13,710,535)	(13,933,894)
Distributions to shareholders from net realized gain	(2,144,688)	(2,683,454)
Total distributions	(15,855,223)	(16,617,348)
Share transactions
Proceeds from sales of shares	51,680,463	55,468,388
Reinvestment of distributions	11,302,436	11,837,627
Cost of shares redeemed	(62,113,437)	(57,891,076)
Net increase (decrease) in net assets resulting from share transactions	869,462	9,414,939
Redemption fees	3,516	2,975
Total increase (decrease) in net assets	(322,284)	25,300,743
Net Assets
Beginning of period	506,314,036	481,013,293
End of period (including undistributed net investment income of $113,630 and undistributed net investment income of $122,198, respectively)	$505,991,752	$506,314,036
Other Information
Shares
Sold	4,399,563	4,752,611
Issued in reinvestment of distributions	962,635	1,013,005
Redeemed	(5,296,254)	(4,965,687)
Net increase (decrease)	65,944	799,929

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$11.39	$11.99	$11.80	$11.25
Income from Investment Operations
Net investment income (loss)A	.317	.329	.333	.371	.403
Net realized and unrealized gain (loss)	.030	.443	(.559)	.204	.601
Total from investment operations	.347	.772	(.226)	.575	1.004
Distributions from net investment income	(.317)	(.329)	(.333)	(.370)	(.403)
Distributions from net realized gain	(.050)	(.063)	(.041)	(.015)	(.051)
Total distributions	(.367)	(.392)	(.374)	(.385)	(.454)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.75	$11.77	$11.39	$11.99	$11.80
Total ReturnC	3.00%	6.85%	(1.91)%	4.91%	9.09%
Ratios to Average Net AssetsD
Expenses before reductions	.50%	.49%	.50%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.49%	.49%
Expenses net of all reductions	.49%	.49%	.49%	.49%	.49%
Net investment income (loss)	2.71%	2.82%	2.85%	3.09%	3.50%
Supplemental Data
Net assets, end of period (000 omitted)	$505,992	$506,314	$481,013	$558,353	$519,092
Portfolio turnover rate	13%	15%	14%	15%	9%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures contracts.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$23,700,005
Gross unrealized depreciation	(70,737)
Net unrealized appreciation (depreciation) on securities	$23,629,268
Tax Cost	$474,920,104

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$95,897
Undistributed long-term capital gain	$20,179
Net unrealized appreciation (depreciation) on securities and other investments	$23,629,268

At period end, the Fund was required to defer approximately $8,158 of losses on futures contracts.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Tax-exempt Income	13,710,535	13,933,894
Long-term Capital Gains	2,144,688	2,683,454
Total	$15,855,223	$ 16,617,348

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $71,416,347 and $65,459,563, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $730 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,749.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $1,130.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity® Minnesota Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Minnesota Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Minnesota Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Actual	.49%	$1,000.00	$1,027.20	$2.50
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Minnesota Municipal Income Fund voted to pay on February 8, 2016, to shareholders of record at the opening of business on February 5, 2016, a distribution of $0.002 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $2,126,126 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 0.86% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Minnesota Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MNF-ANN-0216
1.539899.118

Fidelity Advisor® Limited Term Municipal Income Fund -

Class A, Class T, Class B and Class C

Annual Report

December 31, 2015

Class A, Class T, Class B and Class C are classes of Fidelity® Limited Term Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(2.01)%	1.10%	2.28%
Class T (incl. 2.75% sales charge)	(1.97)%	1.13%	2.28%
Class B (incl. contingent deferred sales charge)	(2.81)%	1.17%	2.28%
Class C (incl. contingent deferred sales charge)	(0.98)%	0.91%	1.77%

 Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 3%, 0%, and 0%, respectively

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Municipal Income Fund - Class A on December 31, 2005, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$12,525	Fidelity Advisor® Limited Term Municipal Income Fund - Class A
$15,853	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Lead Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable), net of fees, trailed the 1.46% gain of the Barclays® 1–6 Year Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted relative returns, including both price appreciation and income, over time. The fund’s yield curve positioning – meaning how the fund was invested across bonds of various maturities – helped performance versus the Barclays® index. Specifically, the fund was overweighted in bonds with maturities of 10 years, which were the best-performing securities in the short-maturity spectrum, and underweighted two-year securities, the worst relative performers. Having more exposure than the index to lower-rated investment-grade securities also aided relative results. These securities, which generally offered more yield than higher-rated bonds, were some of the market’s best performers, given ultra-low yields. Detracting from performance versus the index was the fund’s overweighted exposure to Illinois general obligation bonds, securities backed by the city of Chicago and related entities, and New Jersey state-appropriated bonds. These securities lagged the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
New York	13.7	9.8
Florida	11.6	10.9
Texas	9.0	8.7
Illinois	8.6	8.5
California	6.1	8.4

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.9	40.4
Special Tax	11.2	7.8
Electric Utilities	10.1	10.7
Transportation	9.4	10.1
Health Care	7.8	8.8

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	3.2	3.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	2.7	2.8

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	9.9%
AA,A	71.2%
BBB	8.1%
BB and Below	1.0%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	7.7%

As of June 30, 2015
AAA	10.0%
AA,A	70.7%
BBB	7.3%
BB and Below	0.5%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	9.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 92.2%
	Principal Amount (000s)	Value (000s)
Alabama - 0.1%
Montgomery Med. Clinic Facilities:
5% 3/1/20 (a)	$2,890	$3,211
5% 3/1/25 (a)	1,500	1,721

TOTAL ALABAMA		4,932

Alaska - 0.6%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,271
5% 9/1/22	1,200	1,451
Series B:
5% 9/1/18	3,685	4,071
5% 9/1/20	2,000	2,333
5% 9/1/22	1,425	1,724
Series C:
5% 9/1/18	1,000	1,105
5% 9/1/19	2,150	2,446
5% 9/1/20	1,260	1,470
5% 9/1/22	1,000	1,210
Series D:
5% 9/1/19	3,895	4,431
5% 9/1/20	2,000	2,333

TOTAL ALASKA		23,845

Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A, 5% 10/1/16 (FSA Insured)	13,000	13,429
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	552
5% 12/1/19	600	679
5% 12/1/20	820	947
5% 12/1/21	1,105	1,296
5% 12/1/22	800	949
5% 12/1/23	1,000	1,199
5% 12/1/24	1,500	1,808
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.5% 9/1/16	1,385	1,430
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18	1,000	1,107
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,913
Glendale Gen. Oblig. Series 2015:
4% 7/1/19 (FSA Insured)	600	647
5% 7/1/22 (FSA Insured)	1,000	1,175
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	878
5% 7/1/22 (FSA Insured)	1,170	1,388
5% 7/1/23 (FSA Insured)	1,395	1,673
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	983
4% 7/1/20	1,360	1,512
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 B, 5% 7/1/16	5,090	5,205
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,607
5% 12/1/22	2,470	2,951
5% 12/1/23	3,425	4,145
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,637
Series 2012 A:
5% 7/1/18	825	902
5% 7/1/19	1,550	1,748
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2009 A, 5% 1/1/26	500	560
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011:
5% 7/1/16 (Escrowed to Maturity)	3,055	3,123
5% 7/1/17 (Escrowed to Maturity)	3,315	3,521
5% 7/1/18 (Escrowed to Maturity)	3,365	3,694

TOTAL ARIZONA		69,658

California - 6.1%
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A, 0% 10/1/19	3,600	3,317
Series 2013 A, 5% 10/1/22	2,190	2,645
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (b)	5,200	5,230
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (b)	15,600	16,523
5% 9/1/20	20,000	23,320
California Health Facilities Fing. Auth. Rev. Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.81%, tender 7/1/17 (b)	4,000	4,032
California Infra Eco Dev. Bank Rev. Bonds Series 2013 A1, 0.29%, tender 1/7/16 (b)	17,000	17,001
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.6%, tender 2/1/16 (b)(c)(d)	22,855	22,855
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,935
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,201
(Univ. Proj.) Series 2011 B:
5% 10/1/18	2,740	3,033
5% 10/1/19	1,490	1,697
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/18	6,475	7,161
5% 10/1/19	5,000	5,686
5% 10/1/20	2,525	2,945
Series 2012 A, 5% 4/1/21	1,000	1,180
Series 2012 G, 5% 11/1/22	1,250	1,515
(Various Judicial Council Projects) Series 2011 D, 5% 12/1/19	4,100	4,686
Series 2009 J, 5% 11/1/17	2,300	2,473
Series 2010 A:
5% 3/1/16	2,000	2,015
5% 3/1/17	5,405	5,675
California Statewide Cmntys. Dev. Auth. Rev. Bonds:
Series 2002 C, 5%, tender 5/1/17 (b)	4,000	4,218
Series 2009 E2, 5%, tender 5/1/17 (b)	2,000	2,109
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 4% 6/1/21	3,500	3,925
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/19	4,400	4,998
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2010 A, 5% 8/1/17	5,000	5,326
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
4.625% 3/1/18	1,500	1,617
5% 3/1/19	2,935	3,285
Los Angeles Unified School District Ctfs. of Prtn. (Multiple Properties Proj.) Series 2010 A:
5% 12/1/16	2,025	2,104
5% 12/1/17	9,790	10,532
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. (Refing. Proj.) Series 2009, 5% 8/1/17 (FSA Insured)	2,130	2,266
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,190
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,195
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (d)	2,500	2,922
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,639
5% 9/1/24 (FSA Insured)	2,300	2,823
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A:
4% 6/1/17	1,750	1,826
5% 6/1/17	3,700	3,913
5% 6/1/18	6,470	7,034
Sacramento Muni. Util. District Elec. Rev. Series 2011 X, 5% 8/15/21	4,000	4,786
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A:
5% 8/1/16	5,450	5,587
5% 8/1/18	8,000	8,663
San Diego Cmnty. College District Series 2007, 0% 8/1/16 (FSA Insured)	1,160	1,155
San Pablo Calif Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,685
State Ctr. Cmnty. College District Series 2007 A, 5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	9,480	10,117
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,131

TOTAL CALIFORNIA		233,171

Colorado - 0.4%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (b)	5,285	6,115
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2014 A, 5% 6/1/23	3,860	4,638
E-470 Pub. Hwy. Auth. Rev. Series 2015 A:
5% 9/1/19	1,000	1,130
5% 9/1/20	1,000	1,151
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5% 6/1/17	500	530

TOTAL COLORADO		13,564

Connecticut - 2.7%
Connecticut Gen. Oblig.:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	2,700	2,700
Series 2009 B, 5% 3/1/18	3,470	3,772
Series 2012 C, 5% 6/1/21	23,420	27,459
Series 2013 A:
0.24% 3/1/16 (b)	1,100	1,100
0.35% 3/1/17 (b)	1,400	1,397
Series 2014 C, 5% 12/15/16	16,070	16,741
Series 2014 D, 2% 6/15/16	3,400	3,425
Series 2015 E, 5% 8/1/17	26,395	28,138
Connecticut Health & Edl. Facilities Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (b)	2,715	2,735
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	6,905	7,303
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	6,188

TOTAL CONNECTICUT		100,958

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,844
5% 1/1/21	2,000	2,323

TOTAL DELAWARE, NEW JERSEY		5,167

District Of Columbia - 0.3%
District of Columbia Gen. Oblig. Series 2007 B, 5% 6/1/16 (AMBAC Insured)	3,555	3,622
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18 (b)	8,500	9,082

TOTAL DISTRICT OF COLUMBIA		12,704

Florida - 11.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,175
Series 2015 C:
5% 7/1/21	650	764
5% 7/1/22	3,725	4,427
5% 7/1/23	3,000	3,607
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,181
Series A:
5% 10/1/22 (d)	3,000	3,540
5% 10/1/23 (d)	4,020	4,776
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/19	7,000	7,877
5% 7/1/20	15,070	17,336
Series 2015 A:
5% 7/1/19	2,000	2,251
5% 7/1/20	4,000	4,601
5% 7/1/21	4,500	5,275
5% 7/1/22	3,500	4,166
5% 7/1/23	2,750	3,310
5% 7/1/24	1,320	1,599
Series 2015 B:
5% 7/1/19	2,000	2,251
5% 7/1/20	3,000	3,451
5% 7/1/21	6,235	7,308
5% 7/1/22	1,275	1,518
5% 7/1/23	2,750	3,310
5% 7/1/24	1,145	1,387
Series A, 5.25% 7/1/17 (AMBAC Insured)	7,015	7,466
Citizens Property Ins. Corp.:
Series 2009 A1, 6% 6/1/17	1,275	1,365
Series 2012 A1, 5% 6/1/17	15,295	16,158
Clearwater Wtr. and Swr. Rev. Series 2011:
4% 12/1/16	1,265	1,304
5% 12/1/17	1,685	1,816
5% 12/1/18	685	759
5% 12/1/19	1,820	2,069
5% 12/1/20	1,000	1,162
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011:
5% 10/1/16	1,530	1,578
5% 10/1/17	1,455	1,553
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	8,600	9,938
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 C:
5% 6/1/16	3,000	3,057
5% 6/1/20	3,625	4,116
Series 2012 C, 5% 6/1/16	3,585	3,653
Florida Dept. of Envir. Protection Rev. Series 2012 A, 5% 7/1/19	15,800	17,821
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/17	700	722
5% 2/1/18	1,790	1,886
5% 2/1/19	1,450	1,553
5% 2/1/20	2,025	2,194
Florida Gen. Oblig. Series 2015 A, 4% 7/1/17	17,295	18,124
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,169
5% 10/1/22	2,000	2,291
5% 10/1/23	1,270	1,464
5% 10/1/24	2,000	2,317
5% 10/1/25	1,750	2,036
5% 10/1/26	2,000	2,308
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	3,136
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2011 C:
5% 10/1/19	1,705	1,932
5% 10/1/20	1,000	1,159
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,522
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 4% 7/1/17	1,500	1,572
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,077
5% 7/1/22	2,000	2,375
5% 7/1/23	2,000	2,398
Indian River County Wtr. & Swr. Rev. 5% 9/1/17	1,000	1,069
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,238
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,415
5% 10/1/20	2,000	2,318
5% 10/1/21	2,000	2,360
5% 10/1/22	1,000	1,194
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,253
5% 7/1/20	1,000	1,155
5% 7/1/21	2,000	2,351
5% 7/1/22	2,000	2,383
5% 7/1/23	2,000	2,366
Series 2014 A, 5% 7/1/24	625	757
Series 2014 B:
5% 7/1/22	1,500	1,788
5% 7/1/23	3,250	3,907
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,671
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,607
5% 11/1/21	6,275	7,315
5% 11/1/22	2,915	3,437
5% 11/1/23	7,650	9,108
Series 2015 A:
5% 5/1/19	1,000	1,116
5% 5/1/20	2,095	2,392
5% 5/1/21	4,000	4,635
5% 5/1/22	3,720	4,360
5% 5/1/23	6,500	7,700
Series 2015 B, 5% 5/1/24	29,560	35,201
Series 2015 D, 5% 2/1/24	14,945	17,732
Series 2016 A, 5% 8/1/27 (a)	5,560	6,666
Miami-Dade County School District Series 2015, 5% 3/15/17	3,225	3,390
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,407
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5% 10/1/16	1,325	1,366
Series 2009, 5.25% 10/1/19	1,245	1,398
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,128
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 C, 5% 10/1/17	1,500	1,607
Series 2010 C, 5% 10/1/17	1,895	2,026
Series 2011 B:
5% 10/1/18	2,250	2,485
5% 10/1/19	2,325	2,640
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,077
5% 12/1/20	880	994
5% 12/1/21	1,100	1,255
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,000	4,367
4% 8/1/21	4,040	4,548
5% 8/1/19	3,000	3,379
5% 8/1/21	5,300	6,247
Series 2015 B:
5% 8/1/19	2,735	3,086
5% 8/1/20	1,750	2,020
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,373
5% 10/1/19	1,100	1,238
5% 10/1/20	1,000	1,150
5% 10/1/21	1,000	1,170
5% 10/1/22	1,000	1,185
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011:
5% 10/1/17 (d)	4,465	4,764
5% 10/1/19 (d)	2,025	2,274
5% 10/1/18 (d)	2,745	3,009
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,702
5% 10/1/18 (Escrowed to Maturity)	2,260	2,503
Series 2011, 5% 10/1/19	5,590	6,364
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010:
5% 11/15/16	2,500	2,596
5% 11/15/17	1,605	1,725
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/16 (FSA Insured) (d)	6,000	6,191
5% 10/1/17 (FSA Insured) (d)	5,000	5,331
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	2,067
Titusville Wtr. & Swr. Rev. Series 2010, 5% 10/1/17 (Assured Guaranty Corp. Insured)	1,135	1,217
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	300	329
5% 8/1/19	310	349

TOTAL FLORIDA		439,611

Georgia - 3.2%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,188
5% 1/1/23	1,000	1,203
5% 1/1/24	1,150	1,411
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	12,500	12,722
2.2%, tender 4/2/19 (b)	9,700	9,837
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/19	4,000	4,452
5% 1/1/20	4,000	4,573
Georgia Gen. Oblig. Series 2014 D, 5% 7/1/16	23,900	24,443
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,209
(Proj. One):
Series 2008 A, 5.25% 1/1/17 (Berkshire Hathaway Assurance Corp. Insured)	7,925	8,282
Series 2008 D:
5.75% 1/1/19	14,890	16,572
5.75% 1/1/20	3,555	3,956
Series B, 5% 1/1/17	2,750	2,867
Series GG:
5% 1/1/16	680	680
5% 1/1/20	675	768
5% 1/1/21	1,670	1,946
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,693
5% 10/1/22	1,000	1,189
5% 10/1/23	2,420	2,907
Series R, 5% 10/1/21	5,000	5,874
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (b)	4,715	4,785
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	2,000	2,273
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009:
5% 1/1/16	2,415	2,415
5% 1/1/18	1,530	1,643

TOTAL GEORGIA		119,888

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (d)	4,000	4,474
Hawaii Gen. Oblig. Series DR, 5% 6/1/16 (Escrowed to Maturity)	2,895	2,948
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (d)	1,400	1,567
5% 8/1/20 (d)	3,050	3,486
5% 8/1/21 (d)	550	639
5% 8/1/22 (d)	2,075	2,442
5% 8/1/23 (d)	1,435	1,705

TOTAL HAWAII		17,261

Illinois - 8.6%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (FGIC Insured)	10,000	7,793
Series 2008 C:
5.25% 12/1/23	7,665	7,410
5.25% 12/1/24	955	917
Series 2009 D:
4% 12/1/16 (Assured Guaranty Corp. Insured)	950	967
5% 12/1/17 (Assured Guaranty Corp. Insured)	4,115	4,274
5% 12/1/18 (Assured Guaranty Corp. Insured)	2,335	2,447
Series 2010 F, 5% 12/1/20	760	746
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999:
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	6,968
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,788
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	8,734
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	12,576
Series 2009 A, 5% 1/1/22	1,265	1,317
Series 2012 C, 5% 1/1/23	3,220	3,385
4.5% 1/1/20	1,150	1,191
5% 1/1/23	2,920	3,091
Chicago Metropolitan Wtr. Reclamation District Greater Chicago:
Series 2014 C, 5% 12/1/17	3,975	4,276
Series 2014 D, 5% 12/1/17	3,425	3,685
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	707
5% 1/1/21	400	461
5% 1/1/23	2,500	2,944
5% 1/1/22	5,000	5,845
5% 1/1/23	5,900	6,948
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	263
5% 1/1/20	300	319
5% 1/1/21	400	427
5% 1/1/22	300	321
5% 1/1/23	535	573
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/17 (d)	1,000	1,043
Series 2010 E, 5% 1/1/16 (d)	1,500	1,500
Series 2011 B, 5% 1/1/18	6,500	6,998
Series 2012 A, 5% 1/1/21	1,400	1,620
Series 2012 B, 5% 1/1/21 (d)	4,605	5,246
Series 2013 B, 5% 1/1/22	4,000	4,701
Series 2013 D, 5% 1/1/22	3,220	3,784
Chicago Park District Gen. Oblig. Series 2014 D:
4% 1/1/17	1,050	1,075
4% 1/1/18	2,255	2,356
Chicago Sales Tax Rev. Series 1998, 5.5% 1/1/16 (FGIC Insured) (FSA Insured)	1,710	1,710
Chicago Transit Auth. Cap. Grant Receipts Rev.:
5% 6/1/19 (Assured Guaranty Corp. Insured)	2,085	2,151
5% 6/1/19 (Pre-Refunded to 12/1/16 @ 100)	415	431
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,421
5% 1/1/23	1,200	1,340
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,289
Series 2010 A, 5.25% 11/15/22	4,960	5,494
Series 2011 A, 5.25% 11/15/22	1,000	1,122
Series 2012 C:
5% 11/15/19	3,200	3,490
5% 11/15/20	7,210	7,967
5% 11/15/21	4,970	5,543
5% 11/15/22	1,250	1,404
Series 2014 A:
5% 11/15/20	1,000	1,105
5% 11/15/21	500	558
5% 11/15/22	1,000	1,123
Cook County Thorton Township High School District #205 5.5% 12/1/16 (Assured Guaranty Corp. Insured)	2,500	2,607
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/30 (b)	10,000	9,984
Illinois Fin. Auth. Rev.:
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/16	2,060	2,092
5% 5/15/17	3,520	3,709
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19	2,650	2,982
(Rush Univ. Med. Ctr. Proj.) Series 2006 B, 5% 11/1/16 (Escrowed to Maturity)	1,700	1,763
Bonds Series E, 2.25%, tender 4/29/22 (b)	22,930	23,254
Series 2012 A, 5% 5/15/23	1,300	1,511
Series 2012:
5% 9/1/18	1,160	1,254
5% 9/1/19	1,115	1,231
5% 9/1/20	1,470	1,648
5% 9/1/21	2,045	2,322
5% 9/1/22	3,530	4,047
Series 2015 A:
5% 11/15/24	1,525	1,804
5% 11/15/25	1,950	2,321
5% 11/15/26	2,000	2,373
5% 11/15/20	1,650	1,893
5% 11/15/22	500	590
5% 11/15/24	1,955	2,350
Illinois Gen. Oblig.:
Series 2004, 5% 11/1/16	11,000	11,350
Series 2005, 5% 4/1/17 (AMBAC Insured)	8,050	8,074
Series 2007 B, 5% 1/1/17	9,835	10,177
Series 2010:
5% 1/1/16 (FSA Insured)	3,200	3,200
5% 1/1/21 (FSA Insured)	1,600	1,746
Series 2012:
5% 3/1/19	5,500	5,892
5% 8/1/19	2,660	2,868
5% 8/1/20	6,900	7,534
5% 8/1/21	1,400	1,542
5% 8/1/22	5,800	6,396
Series 2013, 5% 7/1/22	1,265	1,394
Series 2014, 5% 2/1/22	3,000	3,301
Illinois Health Facilities Auth. Rev.:
(Delnor-Cmnty. Hosp. Proj.) Series 2003 A, 5% 5/15/16 (FSA Insured)	2,325	2,363
Series 2003 A, 5% 5/15/17 (FSA Insured)	2,150	2,265
Illinois Sales Tax Rev. Series 2009 B:
4.5% 6/15/16	5,000	5,087
4.5% 6/15/17	6,075	6,372
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2006 A2, 5% 1/1/31 (Pre-Refunded to 7/1/16 @ 100)	2,100	2,147
McHenry County Conservation District Gen. Oblig.:
Series 2014:
5% 2/1/19	2,285	2,546
5% 2/1/20	2,275	2,602
Series 2014. 5% 2/1/23	2,225	2,676
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5% 6/1/16	1,000	1,017
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	740	736
0% 11/1/16 (FSA Insured)	2,235	2,213

TOTAL ILLINOIS		327,077

Indiana - 2.4%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	826
5% 8/15/23	1,000	1,191
Indiana Fin. Auth. Rev.:
Series 2010 A, 5% 2/1/17	2,800	2,931
Series 2012:
5% 3/1/20	650	725
5% 3/1/21	1,225	1,392
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	954
5% 10/1/22	1,600	1,916
Series 2014 A:
5% 10/1/20	375	434
5% 10/1/21	380	448
5% 10/1/22	675	806
Series 2015 A:
5% 10/1/24	1,495	1,830
5% 10/1/25	1,625	1,973
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds (Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (b)	4,000	4,112
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (b)	9,900	9,979
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,633
5% 1/1/20	1,250	1,425
Indianapolis Thermal Energy Sys. Series 2010 B:
5% 10/1/16	5,000	5,159
5% 10/1/17	5,000	5,343
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,078
4% 1/15/20	1,345	1,479
4% 1/15/21	1,250	1,386
5% 7/15/19	1,680	1,890
5% 7/15/20	1,170	1,351
5% 7/15/21	1,000	1,169
Purdue Univ. Rev.:
(Student Facilities Sys. Proj.) Series 2009 B:
4% 7/1/17	500	524
5% 7/1/16	500	511
Series Z-1:
5% 7/1/16	1,215	1,242
5% 7/1/17	1,000	1,063
5% 7/1/18	1,500	1,648
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (b)	8,500	8,528
Univ. of Southern Indiana Rev. Series J, 5% 10/1/16 (Assured Guaranty Corp. Insured)	1,165	1,203
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (b)(d)	20,745	24,190

TOTAL INDIANA		90,339

Iowa - 0.0%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 5% 2/15/16 (Assured Guaranty Corp. Insured)	1,700	1,709
Kansas - 0.4%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/16	875	909
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	3,100	2,824
Wichita Hosp. Facilities Rev.:
(Via Christi Health Sys., Inc. Proj.) Series 2009 III A, 5% 11/15/16 (Escrowed to Maturity)	5,410	5,621
Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,502
5% 11/15/20 (Escrowed to Maturity)	2,745	3,220

TOTAL KANSAS		15,076

Kentucky - 0.9%
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (b)	9,000	9,280
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/19	1,000	1,098
5% 6/1/20	1,410	1,569
5% 6/1/21	1,000	1,118
5% 6/1/22	1,560	1,746
5% 6/1/24	1,690	1,910
Kentucky State Property & Buildings Commission Rev. (#82 Proj.) 5.25% 10/1/17 (FSA Insured)	2,450	2,636
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2003 A, 1.65%, tender 4/3/17 (b)	6,000	6,037
Series 2007 B:
1.15%, tender 6/1/17 (b)	2,600	2,599
1.6%, tender 6/1/17 (b)	8,050	8,096

TOTAL KENTUCKY		36,089

Louisiana - 1.5%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	10,432
5% 6/1/21 (FSA Insured)	5,000	5,829
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.641%, tender 5/1/17 (b)	25,000	24,941
Louisiana Pub. Facilities Auth. Rev. (Christus Health Proj.) Series 2009 A, 5% 7/1/16	2,000	2,041
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,757
5% 7/1/22	1,000	1,189
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,229
Reg'l. Transit Auth. Louisiana Sales Tax Rev. 4% 12/1/16 (FSA Insured)	1,000	1,031
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,500	5,199

TOTAL LOUISIANA		55,648

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,821
5% 7/1/22	1,850	2,211
5% 7/1/24	2,350	2,879

TOTAL MAINE		7,911

Maryland - 1.7%
Maryland Gen. Oblig.:
Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	6,053
Series 2012 B, 5% 8/1/16	6,400	6,569
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2012 D, 0.993%, tender 11/15/17 (b)	14,000	14,050
Series 2013 A:
0.743%, tender 5/15/18 (b)	4,700	4,686
0.763%, tender 5/15/18 (b)	7,100	7,080
Series 2015:
5% 7/1/19	400	441
5% 7/1/22	900	1,027
5% 7/1/23	1,000	1,149
5% 7/1/24	2,000	2,311
5% 7/1/25	1,770	2,054
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20	16,000	18,105

TOTAL MARYLAND		63,525

Massachusetts - 1.3%
Braintree Gen. Oblig. Series 2009, 5% 5/15/16	4,400	4,475
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,544
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.):
Series Q1, 4% 7/1/16	1,000	1,018
Series Q2:
4% 7/1/16	1,000	1,018
5% 7/1/17	1,370	1,455
(Tufts Med. Ctr. Proj.) Series I, 5% 1/1/16	1,300	1,300
Bonds Series 2013 U-6E, 0.56%, tender 1/7/16 (b)	5,900	5,901
4.5% 11/15/18 (c)	2,500	2,502
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (d)	4,725	5,167
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	12,700	14,925
Series 2006 D, 5% 8/1/22 (Pre-Refunded to 8/1/16 @ 100)	4,500	4,618
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,878

TOTAL MASSACHUSETTS		48,801

Michigan - 2.5%
Detroit Swr. Disp. Rev. Series 2006 D, 0.818% 7/1/32 (b)	4,070	3,767
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,372
5% 5/1/20	2,635	3,025
5% 5/1/21	2,150	2,515
5% 5/1/22	1,850	2,198
Grand Valley Michigan State Univ. Rev. Series 2009, 5% 12/1/16	1,320	1,372
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,378
5% 11/15/19	1,000	1,130
Michigan Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/16 (Escrowed to Maturity)	2,290	2,332
5% 6/1/17 (Escrowed to Maturity)	1,410	1,493
5% 6/1/18 (Escrowed to Maturity)	2,430	2,660
Series 2015 A:
5% 8/1/22	2,400	2,819
5% 8/1/23	3,800	4,512
Michigan Hosp. Fin. Auth. Rev. Bonds:
Series 1999 B3, 0.3%, tender 2/3/16 (b)	25,000	25,000
Series 2005 A4, 1.625%, tender 11/1/19 (b)	8,630	8,606
Series 2010 F3, 1.4%, tender 6/29/18 (b)	1,900	1,909
Series 2010 F4, 1.95%, tender 4/1/20 (b)	6,545	6,625
Michigan Muni. Bond Auth. Rev. (Local Govt. Ln. Prog.) Series 2009 C, 5% 5/1/16	1,865	1,889
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,740
5% 9/1/23	500	594
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,576
5% 11/1/19	2,775	3,156
5% 5/1/20	3,630	4,168
5% 11/1/20	1,745	2,032
5% 5/1/21	4,110	4,808

TOTAL MICHIGAN		93,676

Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,183
5% 1/1/23	1,000	1,200
Series 2014 B:
5% 1/1/21 (d)	2,290	2,632
5% 1/1/22 (d)	2,000	2,337
5% 1/1/23 (d)	1,000	1,178
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1, 5% 2/15/16 (Assured Guaranty Corp. Insured)	565	568
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/16	1,000	1,000
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,195
5% 1/1/23	1,500	1,818
5% 1/1/24	1,000	1,222

TOTAL MINNESOTA		14,333

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.54% 9/1/17 (b)	3,080	3,081
Missouri - 0.0%
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	832
Nebraska - 0.1%
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,191
Series C, 4% 1/1/16	2,195	2,195

TOTAL NEBRASKA		3,386

Nevada - 1.5%
Clark County School District:
Series 2012 A, 5% 6/15/19	24,610	27,683
Series 2014 A, 5.5% 6/15/16	2,700	2,760
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	13,691
Series 2012 B, 5% 8/1/20	2,230	2,593
Series 2013 D1:
5% 3/1/23	4,500	5,476
5% 3/1/24	2,700	3,263

TOTAL NEVADA		55,466

New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2012:
4% 7/1/20	2,705	2,846
4% 7/1/21	1,520	1,595
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/17	3,000	3,136
5% 2/1/18	2,500	2,702

TOTAL NEW HAMPSHIRE		10,279

New Jersey - 5.2%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,000	3,337
5% 2/15/21	2,500	2,811
5% 2/15/22	2,500	2,835
5% 2/15/23	2,750	3,136
New Jersey Ctfs. of Prtn. Series 2009 A, 5% 6/15/16	6,500	6,623
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19	8,030	8,887
Series 2011 EE:
5% 9/1/20	1,350	1,473
5% 9/1/20 (Escrowed to Maturity)	3,650	4,238
Series 2012 II:
5% 3/1/21	6,800	7,431
5% 3/1/22	6,290	6,903
Series 2012, 5% 6/15/18	5,600	5,954
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	9,144
Series 2014 PP, 5% 6/15/19	17,000	18,311
New Jersey Edl. Facility Series 2014:
5% 6/15/20	11,000	11,956
5% 6/15/21	11,000	12,062
New Jersey Gen. Oblig. Series O:
5% 8/1/17	6,940	7,341
5.25% 8/1/22	3,930	4,607
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2013:
5% 12/1/18 (d)	6,000	6,505
5% 12/1/19 (d)	3,850	4,243
New Jersey Tpk. Auth. Tpk. Rev.:
Series 1991 C, 6.5% 1/1/16 (Escrowed to Maturity)	200	200
Series 2013 A, 5% 1/1/24	4,345	5,175
Series 2013 C, 0.49% 1/1/17 (b)	16,000	15,973
New Jersey Trans. Trust Fund Auth.:
Series 2003 A, 5.5% 12/15/16 (FSA Insured)	5,000	5,199
Series 2003 B, 5.25% 12/15/19	3,870	4,223
Series 2003 B. 5.25% 12/15/19	5,500	6,002
Series 2012 AA, 5% 6/15/19	1,500	1,613
Series 2013 A:
5% 12/15/19	6,455	6,984
5% 6/15/20	18,000	19,604
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,549

TOTAL NEW JERSEY		198,319

New Mexico - 1.0%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (b)	11,000	11,066
Series 2011, 1.875%, tender 4/1/20 (b)	6,290	6,323
New Mexico Edl. Assistance Foundation:
Series 2009 B, 4% 9/1/16	7,000	7,151
Series 2010 A1, 4% 12/1/16	6,750	6,949
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/17 (FSA Insured)	4,480	4,727

TOTAL NEW MEXICO		36,216

New York - 11.4%
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,201
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	716
Metropolitan Trans. Auth. Svc. Contract Rev. Series 2002 A, 5.5% 7/1/17	5,000	5,357
New York City Gen. Oblig.:
Series 2008 C, 5.25% 8/1/17	2,280	2,439
Series 2010 F, 5% 8/1/17	8,365	8,916
Series 2011 B, 5% 8/1/17	1,000	1,066
Series 2012 C, 4% 8/1/17	2,740	2,878
Series 2014 J, 3% 8/1/16	5,600	5,683
Series 2014 K, 3% 8/1/16	3,900	3,958
Series 2015 C:
5% 8/1/23	10,000	12,192
5% 8/1/24	5,000	6,176
5% 8/1/25	1,700	2,093
Series 2015 F1, 3% 6/1/17	14,370	14,822
Series J8, 0.39% 8/1/21 (b)	7,500	7,500
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 3% 7/15/17	9,565	9,892
New York City Transitional Fin. Auth. Rev.:
Series 2003 B, 5% 2/1/20	3,000	3,439
Series 2010 B:
5% 11/1/17	11,740	12,631
5% 11/1/17 (Escrowed to Maturity)	18,260	19,608
5% 11/1/20	5,950	6,799
Series 2010 D:
5% 11/1/17	8,015	8,623
5% 11/1/17 (Escrowed to Maturity)	2,100	2,257
Series 2012 A:
5% 11/1/17	6,180	6,649
5% 11/1/17 (Escrowed to Maturity)	820	881
5% 11/1/20	4,500	5,252
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev.:
(State Univ. Proj.) Series 2012 A, 5% 5/15/20	4,000	4,625
Series 2012 A, 4% 5/15/20	8,000	8,912
New York Dorm. Auth. Personal Income Tax Rev. Series 2012 A, 5% 12/15/20	8,500	9,943
New York Dorm. Auth. Revs.:
Series 2008 D, 5.25% 8/15/17 (FSA Insured)	7,000	7,490
Series 2009 A, 5% 7/1/16	8,390	8,571
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/17	90,000	94,664
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,956
Series 2008 B2:
5% 11/15/19	6,185	7,026
5% 11/15/20	5,500	6,390
5% 11/15/21	4,000	4,738
Series 2012 B, 5% 11/15/22	2,000	2,408
Series 2012 D, 5% 11/15/18	2,515	2,784
Series 2012 E:
4% 11/15/19	4,000	4,391
5% 11/15/21	2,435	2,884
Series 2012 F, 5% 11/15/19	5,000	5,680
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	20,400	22,872
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/17	1,000	1,054
Series 2011 A1:
5% 4/1/17	1,500	1,582
5% 4/1/18	3,500	3,812
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/17 (d)	8,890	9,243
New York Urban Dev. Corp. Rev.:
Series 2009 C, 5% 12/15/16	17,000	17,711
Series 2011 A, 5% 3/15/21	18,425	21,654
Tobacco Settlement Fing. Corp.:
Series 2011, 5% 6/1/16	20,000	20,372
Series 2013 B, 5% 6/1/21	3,400	3,462
Triborough Bridge & Tunnel Auth. Revs. Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	2,930	2,960

TOTAL NEW YORK		432,212

North Carolina - 1.1%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/17	1,000	1,046
4% 6/1/18	1,280	1,366
4% 6/1/20	1,000	1,109
5% 6/1/19	1,305	1,466
Mecklenburg County Pub. Facilities Corp. Series 2009:
5% 3/1/16	5,870	5,914
5% 3/1/18	1,500	1,626
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2010 A, 5% 1/1/16 (Escrowed to Maturity)	6,035	6,035
North Carolina Gen. Oblig. Series 2014 A, 5% 6/1/16	8,095	8,249
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/16	1,000	1,018
5% 6/1/17	3,220	3,400
5% 6/1/18	3,820	4,147
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,945
5% 1/1/23	1,500	1,812

TOTAL NORTH CAROLINA		43,133

Ohio - 3.0%
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 8/15/20 (b)	35,000	39,519
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	3,035	3,087
5% 6/1/17	3,500	3,694
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,953
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 4% 12/1/16	1,000	1,030
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,396
5% 6/15/23	1,855	2,088
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,133
5% 12/1/20	2,205	2,506
5% 12/1/21	2,045	2,362
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010:
5% 6/1/16 (FSA Insured)	1,105	1,125
5% 6/1/17 (FSA Insured)	1,160	1,225
Ohio Air Quality Dev. Auth. Rev.:
Bonds (First Energy Nuclear Generation Proj.) Series 2006 A, 3.75%, tender 12/3/18 (b)	13,300	13,760
Series 2009 C, 5.625% 6/1/18	1,395	1,469
Ohio Bldg. Auth. (Administrative Bldg. Fund Proj.) Series 2010 C, 5% 10/1/16	1,250	1,291
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2010 A, 5% 9/15/17	2,600	2,784
(Higher Ed. Proj.) Series 2010 A, 5% 8/1/17	3,290	3,507
Series 2011 A, 5% 8/1/17	3,070	3,273
Series 2012 C, 5% 9/15/21	4,350	5,193
Series 2013 B, 4% 6/15/16	2,200	2,236
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5% 1/15/17	1,000	1,040
Ohio State Univ. Gen. Receipts Series 2010 A:
5% 12/1/16	4,720	4,908
5% 12/1/16 (Escrowed to Maturity)	280	291
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (b)	10,225	10,404

TOTAL OHIO		115,274

Oklahoma - 0.4%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015, 5% 10/1/17	450	481
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23	2,600	3,066
Series 2004 A, 2.375% 12/1/21	1,350	1,365
Series 2012, 5% 2/15/21	1,600	1,859
Tulsa County Independent School Disctrict #9 Series 2015, 2% 4/1/17	3,000	3,045
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,794

TOTAL OKLAHOMA		15,610

Oregon - 0.0%
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/16	1,750	1,766
Pennsylvania - 5.2%
Allegheny County Arpt. Auth. Rev. Series A, 5% 1/1/16 (FSA Insured) (d)	1,000	1,000
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.):
Series 2006 A, 3.5%, tender 6/1/20 (b)	5,250	5,379
Series 2006 B, 3.5%, tender 6/1/20 (b)	6,000	6,148
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5% 7/1/16	1,000	1,021
5% 7/1/17	1,255	1,328
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	2,200	2,322
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,060
4% 10/1/19	660	705
5% 10/1/20	1,260	1,402
Mount Lebanon School District Series 2015, 4% 2/15/18	865	919
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,623
5% 3/1/19	2,310	2,526
5% 3/1/20	2,140	2,389
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 1/1/22	5,000	5,317
5% 7/1/22	5,200	5,322
5% 1/1/23	3,000	3,006
5% 7/1/23	215	215
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 0.55%, tender 2/1/16 (b)(d)	8,000	7,999
0.6%, tender 1/4/16 (b)(d)	4,000	4,000
Pennsylvania Gen. Oblig.:
Series 2006 1, 5% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	7,000	7,237
Series 2006, 4.25% 3/1/24 (Pre-Refunded to 3/1/17 @ 100)	6,000	6,253
Series 2010 A3, 5% 7/15/16	3,900	3,995
Series 2011, 5% 7/1/21	1,900	2,233
Series 2013 1, 5% 4/1/16	2,655	2,685
5% 6/1/17	9,000	9,526
5% 8/15/17	18,000	19,197
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	386
5% 12/1/21	275	326
5% 12/1/22	855	1,028
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2009 B, 5% 12/1/17	12,500	13,452
Series 2013 A, 0.61% 12/1/17 (b)	6,400	6,350
Philadelphia Gas Works Rev.:
Eighth Series A, 5% 8/1/16	1,000	1,025
Seventeenth Series, 5.375% 7/1/16 (Escrowed to Maturity)	2,300	2,356
Philadelphia Gen. Oblig.:
Series 2008 A, 5% 12/15/16 (FSA Insured)	7,275	7,568
Series 2011:
5.25% 8/1/17	6,165	6,577
5.25% 8/1/18	5,515	6,049
Philadelphia Muni. Auth. Rev. Series 2013 A:
5% 11/15/17	6,635	7,112
5% 11/15/18	3,430	3,760
Philadelphia School District Series 2010 C, 5% 9/1/16	13,610	13,972
Philadelphia Wtr. & Wastewtr. Rev. Series 2010 A, 5% 6/15/16	6,000	6,121
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2010, 5% 2/1/16 (FSA Insured)	5,620	5,640
Pittsburgh School District Series 2010 A, 5% 9/1/16 (FSA Insured)	1,685	1,733
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,089
5% 6/1/19	200	224
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/19	1,305	1,423
5% 4/1/20	1,250	1,385
5% 4/1/21	1,000	1,115
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,352

TOTAL PENNSYLVANIA		195,850

Rhode Island - 0.7%
Rhode Island & Providence Plantations Series 2015 A, 4% 8/1/17	5,000	5,249
Rhode Island Econ. Dev. Corp. Rev. (Dept. of Trans. Proj.) Series 2009 A, 5% 6/15/16 (Assured Guaranty Corp. Insured)	6,625	6,757
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2013 A:
5% 5/15/18	1,000	1,073
5% 5/15/19	1,500	1,647
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,254
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	3,920
5% 6/1/27	1,000	1,108

TOTAL RHODE ISLAND		27,008

South Carolina - 2.0%
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,345
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,235
5% 12/1/26	1,100	1,289
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B:
5% 12/1/17	2,000	2,153
5% 12/1/20	1,000	1,166
Series 2012 C, 5% 12/1/17	10,535	11,340
Series 2014 C:
5% 12/1/22	1,100	1,323
5% 12/1/23	5,000	6,075
Series 2015 C:
5% 12/1/18	15,000	16,639
5% 12/1/19	18,690	21,275
South Carolina Trans. Infrastructure Bank Rev. Series 2012 B, 5% 10/1/17	8,000	8,564

TOTAL SOUTH CAROLINA		76,404

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Reg'l. Health Proj.) Series 2010:
5% 9/1/16	500	514
5% 9/1/17	490	521
Series 2011:
5% 9/1/17	1,100	1,169
5% 9/1/18	1,200	1,311
5% 9/1/19	1,255	1,406
Series 2014 B:
4% 11/1/19	400	435
4% 11/1/20	625	690
4% 11/1/21	500	556
5% 11/1/22	375	442

TOTAL SOUTH DAKOTA		7,044

Tennessee - 0.1%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5% 7/1/16 (d)	1,730	1,766
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A:
5% 7/1/16	1,815	1,854
5% 7/1/17	1,100	1,166

TOTAL TENNESSEE		4,786

Texas - 9.0%
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,364
Austin Independent School District Series 2004, 5% 8/1/17	1,450	1,545
Bastrop Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	2,705	2,843
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/17	2,135	2,274
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,124
Dallas Fort Worth Int'l. Arpt. Rev. Series 2013 F:
5% 11/1/19	2,000	2,274
5% 11/1/20	1,500	1,745
5% 11/1/21	3,000	3,552
5% 11/1/22	5,000	5,990
Dallas Independent School District Series 2014 A, 4% 8/15/16	9,280	9,484
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,771
Dickinson Independent School District Bonds Series 2013, 1.05%, tender 8/1/17 (b)	5,150	5,152
Fort Worth Independent School District Series 2009, 5% 2/15/16	3,690	3,710
Grapevine Gen. Oblig. Series 2009, 5% 2/15/16	1,375	1,382
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Memorial Hermann Health Sys. Proj.) Series 2013 B, 0.41% 6/1/16 (b)	1,590	1,591
Harris County Cultural Ed. Facilities Fin. Corp. Thermal Util. Rev. (TECO Proj.) Series 2009 A, 5% 11/15/16	500	519
Harris County Gen. Oblig. Series 2015 A, 4% 10/1/17	2,500	2,639
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/17 (d)	7,380	7,812
Series 2012 A, 5% 7/1/23 (d)	2,000	2,324
Series A, 5% 7/1/16	1,080	1,104
Houston Independent School District Series 2005 A, 0% 2/15/16	4,500	4,499
Houston Util. Sys. Rev.:
Bonds Series 2012 C, 0.61%, tender 1/7/16 (b)	9,200	9,196
5% 5/15/22	5,000	5,997
5% 5/15/23	7,000	8,505
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,300	1,367
Klein Independent School District Series 2009 A, 5% 8/1/16	2,195	2,253
Lewisville Independent School District Series 2009, 5% 8/15/17	1,170	1,249
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,422
Series 2010, 5% 5/15/17	3,005	3,173
5% 5/15/16	2,355	2,394
5% 5/15/16 (Escrowed to Maturity)	5	5
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B:
5% 7/1/17	2,800	2,975
5% 7/1/18	3,030	3,318
Mansfield Independent School District Series 2009, 4% 2/15/17	1,840	1,909
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 0.6%, tender 2/1/16 (b)(d)	10,550	10,550
North East Texas Independent School District Series 2007 A, 5% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	10,000	10,665
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,800
North Texas Tollway Auth. Rev. Bonds Series 2012 C, 1.95%, tender 1/1/19 (b)	8,500	8,596
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (b)	6,365	6,470
1%, tender 6/1/16 (b)	20,000	20,036
1.2%, tender 8/1/17 (b)	28,800	28,880
Port Houston Auth. Harris County Series 2015 B, 5% 10/1/17 (d)	2,000	2,138
Round Rock Independent School District Series 2015, 5% 8/1/17	5,000	5,328
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,146
San Antonio Elec. & Gas Sys. Rev. Series 2006 A, 5% 2/1/25 (Pre-Refunded to 2/1/16 @ 100)	3,400	3,411
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,146
5% 9/15/21	1,000	1,171
5% 9/15/22	3,440	4,079
San Antonio Wtr. Sys. Rev. Series 2012:
4% 5/15/19	1,500	1,641
5% 5/15/20	6,000	6,946
5% 5/15/21	5,000	5,923
San Jacinto Cmnty. College District Series 2009, 5% 2/15/16	2,000	2,011
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009, 5% 10/1/16	5,795	5,987
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	880
5% 8/15/23	1,000	1,204
Series 2013:
4% 9/1/18	400	424
5% 9/1/19	655	728
5% 9/1/20	915	1,038
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
5.75% 7/1/18	2,600	2,769
5.75% 7/1/18 (Pre-Refunded to 7/1/16 @ 100)	50	51
Texas Gen. Oblig.:
Series 2006, 5% 4/1/27 (Pre-Refunded to 4/1/16 @ 100)	3,700	3,741
Series 2009 A, 5% 10/1/16	3,400	3,512
Series 2014, 5% 10/1/16	10,645	11,002
Texas Muni. Pwr. Agcy. Rev. Series 2010, 5% 9/1/16	750	772
Texas Pub. Fin. Auth. Rev. Series 2014 B:
4% 7/1/17	2,100	2,169
4% 7/1/18	2,200	2,200
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (b)	10,700	12,123
Texas Trans. Commission State Hwy. Fund Rev.:
Series 2007:
5% 4/1/20 (Pre-Refunded to 4/1/17 @ 100)	2,285	2,405
5% 4/1/25 (Pre-Refunded to 4/1/17 @ 100)	2,200	2,315
5% 4/1/26 (Pre-Refunded to 4/1/17 @ 100)	2,000	2,105
Series 2015, 3% 10/1/17	34,000	35,299
Tomball Independent School District 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,105	1,158
Univ. of Texas Board of Regents Sys. Rev.:
Series 2006 B, 5% 8/15/24 (Pre-Refunded to 8/15/16 @ 100)	5,975	6,142
Series 2010 B, 5% 8/15/21	1,800	2,141
Univ. of Texas Permanent Univ. Fund Rev. Series 2015 B, 4% 7/1/17	5,625	5,896

TOTAL TEXAS		341,459

Utah - 0.2%
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/17	1,090	1,162
Utah Gen. Oblig. Series 2009 C, 5% 7/1/16	5,555	5,681

TOTAL UTAH		6,843

Virginia - 1.3%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	659
5% 7/15/21	400	458
Fairfax County Gen. Oblig.:
5% 10/1/19	8,000	9,136
5% 10/1/20	6,710	7,864
5% 10/1/21	3,000	3,595
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,738
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.) Series 2015 D, 5% 2/1/17	12,830	13,434
Virginia Commonwealth Trans. Board Rev. (U.S. Route 58 Corridor Dev. Prog.) Series 2014 B, 5% 5/15/16	2,100	2,136
Virginia Pub. School Auth.:
Series ll, 5% 4/15/16	2,600	2,634
Series Xll, 5% 4/15/16	3,940	3,992
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (b)	2,500	2,531

TOTAL VIRGINIA		49,177

Washington - 1.2%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,572
5% 1/1/21	1,865	2,188
King County Highline School District # 401 Series 2009:
5% 12/1/16	6,350	6,601
5% 12/1/17	2,950	3,179
Port of Seattle Passenger Facilities Charge Rev. Series 2010 B, 5% 12/1/16 (d)	2,500	2,596
Port of Seattle Rev.:
Series 2010 C:
5% 2/1/16 (d)	2,000	2,007
5% 2/1/17 (d)	2,500	2,609
Series 2015 B, 5% 3/1/17	5,000	5,238
Seattle Muni. Lt. & Pwr. Rev. Series 2010 B, 5% 2/1/17	2,000	2,093
Tacoma Elec. Sys. Rev. Series 2013 A:
4% 1/1/20	5,000	5,508
4% 1/1/21	2,000	2,243
5% 1/1/20	3,000	3,421
5% 1/1/21	1,770	2,070
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,487

TOTAL WASHINGTON		46,812

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
Series 2011 A, 2.25%, tender 9/1/16 (b)(d)	7,000	7,041
1.9%, tender 4/1/19 (b)	5,990	6,009

TOTAL WEST VIRGINIA		13,050

Wisconsin - 0.6%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,845
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (d)	1,330	1,520
5% 12/1/22 (d)	1,470	1,719
5.25% 12/1/23 (d)	1,540	1,848
Wisconsin Gen. Oblig.:
Series 2005 D, 5% 5/1/19 (Pre-Refunded to 5/1/16 @ 100)	2,260	2,294
Series 2014 B, 5% 5/1/16	2,600	2,639
Wisconsin Health & Edl. Facilities Series 2014:
4% 5/1/18	375	394
4% 5/1/19	285	301
5% 5/1/20	410	451
5% 5/1/21	640	705
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.) Series 2010, 5% 7/1/16	1,175	1,200
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	1,500	1,577
(Thedacare, Inc. Proj.) Series 2010:
5% 12/15/16	1,440	1,498
5% 12/15/17	1,540	1,656
Series 2012, 5% 10/1/21	1,400	1,637

TOTAL WISCONSIN		23,284

TOTAL MUNICIPAL BONDS
(Cost $3,446,210)		3,502,234

Municipal Notes - 3.4%
Connecticut - 0.7%
New Britain Gen. Oblig. BAN 2.5% 3/25/16	24,000	$24,111
New London BAN 2% 3/24/16	3,155	3,166

TOTAL CONNECTICUT		27,277

Kentucky - 0.1%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	2,165	2,284
New Jersey - 0.3%
Newark Gen. Oblig. TAN Series 2015 A, 1.75% 2/19/16	10,400	10,406
New York - 2.3%
Binghamton Gen. Oblig. BAN Series 2015 B, 2% 11/18/16	11,300	11,404
Lockport City School District BAN:
Series 2015 A, 2% 8/5/16	8,705	8,766
Series 2015 B, 2% 8/5/16	15,000	15,104
Oceanside Union Free School District TAN 2% 6/21/16	13,500	13,588
Rockland County Gen. Oblig. TAN 2% 3/16/16	9,800	9,826
Suffolk County Gen. Oblig. TAN 2% 7/27/16	28,400	28,596

TOTAL NEW YORK		87,284

Ohio - 0.0%
Marietta BAN Series 2015, 1% 5/13/16	1,750	1,752
TOTAL MUNICIPAL NOTES
(Cost $129,054)		129,003
TOTAL INVESTMENT PORTFOLIO - 95.6%
(Cost $3,575,264)		3,631,237
NET OTHER ASSETS (LIABILITIES) - 4.4%		166,204
NET ASSETS - 100%		$3,797,441

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

Legend

 (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,357,000 or 0.7% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	42.9%
Special Tax	11.2%
Electric Utilities	10.1%
Transportation	9.4%
Health Care	7.8%
Escrowed/Pre-Refunded	5.0%
Others* (Individually Less Than 5%)	13.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,575,264)		$3,631,237
Cash		149,580
Receivable for fund shares sold		5,719
Interest receivable		38,550
Prepaid expenses		8
Other receivables		6
Total assets		3,825,100
Liabilities
Payable for investments purchased
Regular delivery	$4,000
Delayed delivery	11,153
Payable for fund shares redeemed	9,685
Distributions payable	1,044
Accrued management fee	1,142
Distribution and service plan fees payable	136
Other affiliated payables	404
Other payables and accrued expenses	95
Total liabilities		27,659
Net Assets		$3,797,441
Net Assets consist of:
Paid in capital		$3,741,567
Distributions in excess of net investment income		(90)
Accumulated undistributed net realized gain (loss) on investments		(9)
Net unrealized appreciation (depreciation) on investments		55,973
Net Assets		$3,797,441
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($377,263.8 ÷ 35,444.82 shares)		$10.64
Maximum offering price per share (100/97.25 of $10.64)		$10.94
Class T:
Net Asset Value and redemption price per share ($21,880.4 ÷ 2,059.45 shares)		$10.62
Maximum offering price per share (100/97.25 of $10.62)		$10.92
Class B:
Net Asset Value and offering price per share ($285.3 ÷ 26.82 shares)(a)		$10.64
Class C:
Net Asset Value and offering price per share ($63,466.0 ÷ 5,974.11 shares)(a)		$10.62
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($3,058,100.2 ÷ 287,819.94 shares)		$10.63
Class I:
Net Asset Value, offering price and redemption price per share ($276,444.8 ÷ 26,004.09 shares)		$10.63

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2015
Investment Income
Interest		$79,012
Expenses
Management fee	$14,105
Transfer agent fees	4,304
Distribution and service plan fees	1,696
Accounting fees and expenses	614
Custodian fees and expenses	40
Independent trustees' compensation	16
Registration fees	166
Audit	57
Legal	17
Miscellaneous	84
Total expenses before reductions	21,099
Expense reductions	(49)	21,050
Net investment income (loss)		57,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		7,031
Total net realized gain (loss)		7,031
Change in net unrealized appreciation (depreciation) on investment securities		(25,919)
Net gain (loss)		(18,888)
Net increase (decrease) in net assets resulting from operations		$39,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,962	$64,659
Net realized gain (loss)	7,031	4,731
Change in net unrealized appreciation (depreciation)	(25,919)	12,153
Net increase (decrease) in net assets resulting from operations	39,074	81,543
Distributions to shareholders from net investment income	(58,133)	(64,660)
Distributions to shareholders from net realized gain	(7,563)	(5,775)
Total distributions	(65,696)	(70,435)
Share transactions - net increase (decrease)	(152,171)	176,760
Redemption fees	42	43
Total increase (decrease) in net assets	(178,751)	187,911
Net Assets
Beginning of period	3,976,192	3,788,281
End of period (including distributions in excess of net investment income of $90 and undistributed net investment income of $112, respectively)	$3,797,441	$3,976,192

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.68	$10.86	$10.83	$10.62
Income from Investment Operations
Net investment income (loss)A	.129	.153	.158	.164	.198
Net realized and unrealized gain (loss)	(.048)	.046	(.170)	.034	.225
Total from investment operations	.081	.199	(.012)	.198	.423
Distributions from net investment income	(.130)	(.153)	(.158)	(.156)	(.205)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.151)	(.169)	(.168)	(.168)	(.213)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.64	$10.71	$10.68	$10.86	$10.83
Total ReturnC,D	.76%	1.87%	(.11)%	1.84%	4.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.79%	.78%	.79%	.77%
Expenses net of fee waivers, if any	.81%	.79%	.78%	.79%	.77%
Expenses net of all reductions	.81%	.79%	.78%	.78%	.77%
Net investment income (loss)	1.21%	1.42%	1.47%	1.51%	1.85%
Supplemental Data
Net assets, end of period (in millions)	$377	$397	$318	$394	$336
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class T

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.85	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.134	.157	.162	.166	.199
Net realized and unrealized gain (loss)	(.049)	.046	(.180)	.044	.226
Total from investment operations	.085	.203	(.018)	.210	.425
Distributions from net investment income	(.134)	(.157)	(.162)	(.158)	(.207)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.155)	(.173)	(.172)	(.170)	(.215)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.62	$10.69	$10.66	$10.85	$10.81
Total ReturnC,D	.80%	1.91%	(.17)%	1.95%	4.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.76%	.75%	.77%	.76%
Expenses net of fee waivers, if any	.77%	.76%	.75%	.77%	.76%
Expenses net of all reductions	.77%	.75%	.75%	.76%	.76%
Net investment income (loss)	1.25%	1.46%	1.50%	1.52%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$22	$25	$24	$25	$26
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class B

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.67	$10.86	$10.82	$10.61
Income from Investment Operations
Net investment income (loss)A	.067	.086	.089	.093	.128
Net realized and unrealized gain (loss)	(.049)	.056	(.180)	.045	.226
Total from investment operations	.018	.142	(.091)	.138	.354
Distributions from net investment income	(.067)	(.086)	(.089)	(.086)	(.136)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.088)	(.102)	(.099)	(.098)	(.144)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.64	$10.71	$10.67	$10.86	$10.82
Total ReturnC,D	.17%	1.33%	(.84)%	1.27%	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.42%	1.43%	1.44%	1.43%
Expenses net of fee waivers, if any	1.40%	1.42%	1.43%	1.44%	1.42%
Expenses net of all reductions	1.40%	1.42%	1.43%	1.43%	1.42%
Net investment income (loss)	.62%	.80%	.82%	.85%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$–	$–	$1	$1	$2
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.84	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.050	.072	.077	.082	.117
Net realized and unrealized gain (loss)	(.049)	.046	(.169)	.035	.226
Total from investment operations	.001	.118	(.092)	.117	.343
Distributions from net investment income	(.050)	(.072)	(.078)	(.075)	(.125)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.071)	(.088)	(.088)	(.087)	(.133)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.62	$10.69	$10.66	$10.84	$10.81
Total ReturnC,D	.01%	1.11%	(.86)%	1.08%	3.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.54%	1.54%	1.53%	1.53%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.53%	1.53%
Expenses net of all reductions	1.55%	1.54%	1.53%	1.53%	1.52%
Net investment income (loss)	.47%	.67%	.72%	.76%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$63	$65	$71	$92	$79
Portfolio turnover rateG	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.66	$10.85	$10.81	$10.60
Income from Investment Operations
Net investment income (loss)A	.164	.186	.191	.197	.228
Net realized and unrealized gain (loss)	(.039)	.046	(.180)	.045	.227
Total from investment operations	.125	.232	.011	.242	.455
Distributions from net investment income	(.164)	(.186)	(.191)	(.190)	(.237)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.185)	(.202)	(.201)	(.202)	(.245)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.63	$10.69	$10.66	$10.85	$10.81
Total ReturnC	1.18%	2.19%	.10%	2.25%	4.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.47%	.48%
Net investment income (loss)	1.54%	1.73%	1.78%	1.81%	2.14%
Supplemental Data
Net assets, end of period (in millions)	$3,058	$3,225	$3,168	$3,624	$3,523
Portfolio turnover rateF	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.67	$10.85	$10.81	$10.61
Income from Investment Operations
Net investment income (loss)A	.156	.179	.184	.191	.224
Net realized and unrealized gain (loss)	(.048)	.046	(.169)	.045	.216
Total from investment operations	.108	.225	.015	.236	.440
Distributions from net investment income	(.157)	(.179)	(.185)	(.184)	(.232)
Distributions from net realized gain	(.021)	(.016)	(.010)	(.012)	(.008)
Total distributions	(.178)	(.195)	(.195)	(.196)	(.240)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.63	$10.70	$10.67	$10.85	$10.81
Total ReturnC	1.02%	2.12%	.14%	2.19%	4.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.55%	.54%	.54%	.52%
Expenses net of fee waivers, if any	.55%	.55%	.54%	.54%	.52%
Expenses net of all reductions	.55%	.54%	.54%	.53%	.52%
Net investment income (loss)	1.47%	1.67%	1.71%	1.76%	2.09%
Supplemental Data
Net assets, end of period (in millions)	$276	$263	$207	$206	$152
Portfolio turnover rateF	30%	21%	20%	21%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Limited Term Municipal Income and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$62,337
Gross unrealized depreciation	(6,346)
Net unrealized appreciation (depreciation) on securities	$55,991
Tax Cost	$3,575,246

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$55,991

The Fund intends to elect to defer to its next fiscal year $6 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Tax-exempt Income	$58,133	$64,660
Long-term Capital Gains	7,563	5,775
Total	$65,696	$ 70,435

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,102,203 and $1,187,066, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$998	$–
Class T	-%	.25%	57	–(a)
Class B	.65%	.25%	3	2
Class C	.75%	.25%	638	93
			$1,696	$95

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18
Class T	11
Class B(a)	–(b)
Class C(a)	11
$40

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$685.17
Class T	30.13
Class B	–(a)	.11
Class C	105.16
Limited Term Municipal Income	3,033.10
Class I	451.17
	$4,304

 (a) In the amount of less than five hundred dollars.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Class A	$4,860	$4,673
Class T	289	347
Class B	2	3
Class C	303	452
Limited Term Municipal Income	48,674	55,470
Class I	4,005	3,715
Total	$58,133	$64,660
From net realized gain
Class A	$751	$518
Class T	45	36
Class B	1	1
Class C	125	101
Limited Term Municipal Income	6,100	4,778
Class I	541	341
Total	$7,563	$5,775

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Class A
Shares sold	16,831	21,930	$179,831	$235,729
Reinvestment of distributions	483	419	5,154	4,497
Shares redeemed	(18,951)	(15,005)	(202,084)	(161,198)
Net increase (decrease)	(1,637)	7,344	$(17,099)	$79,028
Class T
Shares sold	791	936	$8,447	$10,041
Reinvestment of distributions	30	34	316	360
Shares redeemed	(1,080)	(932)	(11,510)	(9,993)
Net increase (decrease)	(259)	38	$(2,747)	$408
Class B
Shares sold	3	5	$17	$58
Reinvestment of distributions	–(a)	–(a)	3	4
Shares redeemed	(14)	(17)	(144)	(183)
Net increase (decrease)	(11)	(12)	$(124)	$(121)
Class C
Shares sold	1,149	1,064	$12,246	$11,413
Reinvestment of distributions	34	42	359	454
Shares redeemed	(1,330)	(1,668)	(14,162)	(17,881)
Net increase (decrease)	(147)	(562)	$(1,557)	$(6,014)
Limited Term Municipal Income
Shares sold	66,529	76,270	$709,164	$818,051
Reinvestment of distributions	3,861	4,133	41,135	44,337
Shares redeemed	(84,109)	(75,997)	(895,882)	(815,047)
Net increase (decrease)	(13,719)	4,406	$(145,583)	$47,341
Class I
Shares sold	13,372	13,740	$142,602	$147,453
Reinvestment of distributions	335	270	3,575	2,893
Shares redeemed	(12,317)	(8,783)	(131,238)	(94,228)
Net increase (decrease)	1,390	5,227	$14,939	$56,118

 (a) In the amount of less than five hundred shares.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity® Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Limited Term Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Limited Term Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Class A	.80%
Actual		$1,000.00	$1,009.30	$4.05
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class T	.75%
Actual		$1,000.00	$1,009.60	$3.80
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class B	1.39%
Actual		$1,000.00	$1,007.30	$7.03
Hypothetical-C		$1,000.00	$1,018.20	$7.07
Class C	1.54%
Actual		$1,000.00	$1,005.60	$7.79
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Limited Term Municipal Income	.48%
Actual		$1,000.00	$1,011.90	$2.43
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Class I	.54%
Actual		$1,000.00	$1,010.60	$2.74
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 4.62% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $7,062,307, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class B and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that each of Class A, Class T, and Class I is above the competitive median primarily due to transfer agent fees. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

ASTM-ANN-0216
1.796592.112

Fidelity® Ohio Municipal Income Fund and Fidelity® Ohio Municipal Money Market Fund Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	4.24%	5.50%	4.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,767	Fidelity® Ohio Municipal Income Fund
$15,853	Barclays® Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 3.30% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income-tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund gained 4.24%, net of fees, nearly in line with the 4.34% return of the Barclays® Ohio 4+ Year Enhanced Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted total returns, including both price appreciation and income, over time. Versus the Barclays® Ohio index, the fund’s overweighted exposure to bonds that were advance refunded during the period was a plus, because these securities were some of the muni market’s best performers. My decision to maintain an overweighted position in premium callable securities provided another boost. Strong investor demand for higher-yielding securities helped drive their prices higher, and the incremental income they offered over other types of bonds also contributed to their comparatively strong total return. In contrast, the way I distributed the fund’s holdings across bonds with various maturities – known as yield-curve positioning – was a slight drag on our relative result. The fund was more concentrated on bonds in the intermediate-maturity range, reflecting attractive valuations of these securities and a dearth of longer-maturity Ohio bonds. During the period, intermediate bonds lagged longer-term securities as the yield curve flattened, meaning longer-term bonds fell relatively more.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	35.1	36.4
Education	19.8	20.4
Health Care	19.4	19.3
Special Tax	6.0	6.7
Electric Utilities	5.8	6.1

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	6.6	6.6

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	7.1	7.4

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA	9.1%
AA,A	84.5%
BBB	3.2%
BB and Below	0.3%
Short-Term Investments and Net Other Assets	2.9%

As of June 30, 2015
AAA	6.5%
AA,A	87.8%
BBB	3.4%
BB and Below	0.4%
Not Rated	1.8%
Short-Term Investments and Net Other Assets	0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 97.1%
	Principal Amount	Value
Guam - 0.8%
Guam Ed. Fing. Foundation Ctfs. of Prtn. Series 2006 A, 5% 10/1/23	1,600,000	1,632,128
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/18 (a)	$950,000	$1,025,525
6.25% 10/1/34 (a)	900,000	1,074,078
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,179,060

TOTAL GUAM		4,910,791

Ohio - 95.8%
Akron Bath Copley Hosp. District Rev. (Children's Hosp. Med. Ctr. Proj.):
Series 2012 5% 11/15/22	1,000,000	1,158,200
Series 2012, 5% 11/15/23	3,245,000	3,793,892
Allen County Hosp. Facilities Rev. (Catholic Healthcare Partners Proj.) Series 2010 B, 5.25% 9/1/27	5,000,000	5,771,300
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.):
Series 2012 B, 5.25% 2/15/26	6,875,000	8,101,638
Series 2012:
5% 2/15/25	4,000,000	4,671,640
5.25% 2/15/28	8,040,000	9,394,177
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,698,160
5% 2/15/42	3,000,000	3,378,300
5% 2/15/38	240,000	254,071
Avon Gen. Oblig. Series 2009 B:
5% 12/1/36	1,040,000	1,139,268
5% 12/1/37	1,095,000	1,198,215
Beavercreek City School District Series 2015:
5% 12/1/28	1,500,000	1,809,585
5% 12/1/29	1,500,000	1,798,935
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	2,800,000	2,848,104
5% 6/1/17	3,240,000	3,419,593
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,983,537
(UC Health Proj.) Series 2010, 5.5% 11/1/40	3,025,000	3,476,028
Butler County Trans. Impt. District Series 2007, 5% 12/1/18 (XL Cap. Assurance, Inc. Insured)	1,015,000	1,097,144
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) 5% 12/15/26	4,000,000	4,793,240
Cincinnati Gen. Oblig.:
Series 2009 A:
4.5% 12/1/29	500,000	546,090
5% 12/1/20	1,240,000	1,396,637
Series 2012 F:
5% 12/1/20	3,045,000	3,540,635
5% 12/1/21	2,765,000	3,278,765
Series 2015, 5.25% 12/1/29	4,285,000	5,222,729
Cincinnati Wtr. Sys. Rev.:
Series 2015 A:
5% 12/1/40	3,260,000	3,817,982
5% 12/1/45	1,665,000	1,939,109
Series A, 5% 12/1/36	1,700,000	1,953,980
Cleveland Arpt. Sys. Rev. Series 2000 C, 5% 1/1/20 (FSA Insured)	3,500,000	3,640,560
Cleveland Gen. Oblig.:
Series 2005, 5.5% 10/1/20 (AMBAC Insured)	7,350,000	8,608,247
Series 2012, 5% 12/1/25	2,350,000	2,775,820
Series 2015:
5% 12/1/26	1,500,000	1,821,255
5% 12/1/27	2,000,000	2,414,720
5% 12/1/29	1,250,000	1,488,750
Series C:
5.25% 11/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100,000	1,283,007
5.25% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,145,000	1,360,168
5.25% 11/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,210,000	1,458,244
5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,302,339
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,192,060
Cleveland Muni. School District:
Series 2013:
5% 12/1/24	1,255,000	1,503,754
5% 12/1/26	4,060,000	4,812,805
Series 2015 A:
5% 12/1/24	3,725,000	4,498,869
5% 12/1/27	1,750,000	2,072,525
Cleveland Parking Facilities Rev. 5.25% 9/15/17 (FSA Insured)	3,040,000	3,252,405
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,235,667
5% 6/1/25	2,500,000	2,901,975
5% 6/1/26	3,075,000	3,560,174
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	6,155,448
Series 2015 Y:
4% 1/1/28	650,000	709,846
4% 1/1/29	1,040,000	1,125,654
4% 1/1/30	1,000,000	1,073,480
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,719,250
Columbus City School District (School Facilities Construction and Impt. Proj.) Series 2009 B, 5% 12/1/29	1,000,000	1,135,030
Columbus Gen. Oblig.:
Series 2012 A, 4% 2/15/27	10,000,000	11,062,400
Series 2014 A, 4% 2/15/28	5,000,000	5,574,450
Columbus Metropolitan Library Facility 5% 12/1/23	1,000,000	1,169,470
Cuyahoga Cmnty. College District Gen. Oblig. Series 2009 C:
5% 8/1/25	1,140,000	1,300,318
5% 8/1/27	1,200,000	1,363,668
Cuyahoga County Gen. Oblig. Series 2012 A:
4% 12/1/27	1,575,000	1,704,528
5% 12/1/25	765,000	893,857
Dayton Gen. Oblig.:
4% 12/1/22	750,000	833,423
4% 12/1/25	1,540,000	1,687,671
Dayton School District Series 2013, 5% 11/1/22	5,775,000	6,878,198
Dublin Gen. Oblig.:
4% 12/1/27	500,000	568,240
4% 12/1/28	395,000	444,470
5% 12/1/26	500,000	625,980
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,322,550
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/22	1,225,000	1,381,371
4% 12/1/23	1,395,000	1,560,656
4% 12/1/24	1,490,000	1,653,811
Forest Hills Local School District Series 2015, 5% 12/1/46	5,000,000	5,684,000
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,511,325
5% 12/1/26	3,045,000	3,651,838
5% 12/1/32	5,920,000	6,919,533
Franklin County Hosp. Rev. (Nationwide Children's Hosp. Proj.):
Series 2009, 5.25% 11/1/40	5,000,000	5,565,300
Series A, 5% 11/1/16	265,000	274,559
Granville Exempted Village School District:
5% 12/1/26	1,720,000	2,112,040
5% 12/1/27	1,165,000	1,421,347
5% 12/1/30	1,130,000	1,353,401
5% 12/1/31	600,000	715,746
Greater Cleveland Reg'l. Transit Auth. Series 2012:
5% 12/1/23	1,000,000	1,184,580
5% 12/1/24	1,800,000	2,130,012
5% 12/1/25	1,170,000	1,384,508
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,535,760
5% 12/1/26	1,500,000	1,818,945
5% 12/1/28	1,550,000	1,858,900
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,174,330
5% 12/1/27	3,825,000	4,456,087
Hamilton County Health Care Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,549,510
5.25% 6/1/27	3,000,000	3,471,810
Hamilton County Hosp. Facilities Rev. (Children's Hosp. Med. Ctr. Proj.) Series 2014 S, 5% 5/15/26	5,000,000	5,974,900
Hamilton County Sales Tax Rev. Series 2011 A, 5% 12/1/24	4,870,000	5,560,030
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,749,125
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A:
5% 12/1/21	1,500,000	1,736,835
6.25% 12/1/34	4,100,000	4,909,053
Hilliard Gen. Oblig. 5% 12/1/18	235,000	235,750
Huber Heights City School District Unltd. Tax School Impt. Gen. Oblig. Series 2009, 5% 12/1/36	1,500,000	1,647,375
Kent State Univ. Revs.:
Series 2009 B:
5% 5/1/26 (Assured Guaranty Corp. Insured)	4,100,000	4,569,942
5% 5/1/28 (Assured Guaranty Corp. Insured)	5,000,000	5,543,900
5% 5/1/29 (Assured Guaranty Corp. Insured)	1,000,000	1,106,390
5% 5/1/30 (Assured Guaranty Corp. Insured)	1,115,000	1,226,790
Series 2012 A:
5% 5/1/24	1,385,000	1,630,464
5% 5/1/25	1,500,000	1,755,165
5% 5/1/26	1,600,000	1,860,864
Lake County Hosp. Facilities Rev.:
(Lake Hosp. Sys., Inc. Proj.) Series 2008 C:
5% 8/15/16	1,260,000	1,292,823
5% 8/15/17	1,000,000	1,061,990
Series 2015, 5% 8/15/45	7,000,000	7,658,840
Lakewood City School District Series 2014 C:
5% 12/1/25	1,300,000	1,583,426
5% 12/1/27	3,215,000	3,861,408
Lancaster Ohio City School District Series 2012:
5% 10/1/37	2,000,000	2,265,700
5% 10/1/49	3,000,000	3,290,430
Lucas County Hosp. Rev.:
(ProMedica Healthcare Oblig. Group Proj.):
Series 2008 D, 5% 11/15/38	1,090,000	1,176,274
Series 2011 A, 6.5% 11/15/37	2,800,000	3,444,448
Series 2011 D:
5% 11/15/22	1,000,000	1,174,100
5% 11/15/25	5,000,000	5,849,350
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	7,513,470
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,378,765
Miamisburg City School District:
Series 2008, 5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	2,390,000	2,622,404
Series 2009, 5% 12/1/23 (Pre-Refunded to 12/1/18 @ 100)	1,405,000	1,568,387
Series 2016:
4% 12/1/32 (b)	510,000	551,121
5% 12/1/28 (b)	500,000	610,975
5% 12/1/29 (b)	300,000	364,527
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,271,410
Series 2012 A, 5% 8/1/47	10,725,000	11,243,544
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	509,640
5% 12/1/28	1,400,000	1,670,914
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series 2008 D, 6.25% 10/1/33	2,500,000	2,810,650
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	2,000,000	2,047,940
North Olmsted City School District Series 2015 A:
5% 12/1/26	665,000	798,845
5% 12/1/27	220,000	262,871
5% 12/1/28	365,000	434,095
5% 12/1/29	500,000	591,485
5% 12/1/30	750,000	884,865
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	10,177,182
Northmont City School District Series 2012 A, 5% 11/1/49	5,000,000	5,446,500
Northwest Local School District Series 2015, 5% 12/1/45	2,000,000	2,267,480
Ohio Air Quality Dev. Auth. Rev.:
Bonds (FirstEnergy Nuclear Generation Proj.) Series 2008 C, 3.95%, tender 5/1/20 (a)(c)	2,000,000	2,068,160
Series 2009 C, 5.625% 6/1/18	2,600,000	2,738,450
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.):
Series 2009 B, 5% 10/1/24	1,790,000	2,032,133
Series 2010 A, 5% 10/1/24	6,030,000	6,940,590
Ohio Gen. Oblig.:
(Mental Health Facilities Impt. Fund Proj.) Series 2013 A, 5% 2/1/21	2,085,000	2,446,602
Series 2011, 5.25% 9/1/23	2,000,000	2,361,480
Series 2012 A:
5% 2/1/26	1,000,000	1,180,470
5% 2/1/27	5,000,000	5,879,000
Series 2012 B, 5% 3/15/25	7,500,000	8,904,225
Series 2014 C, 4% 3/1/25	7,650,000	8,599,671
Series 2015 C, 5% 11/1/28	5,955,000	7,251,999
Series Q, 5% 4/1/25	1,845,000	2,193,022
5.375% 9/1/23 (Pre-Refunded to 3/1/18 @ 100)	370,000	405,135
5.375% 9/1/28	4,560,000	4,969,442
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 1990 B, 6.5% 10/1/20	1,930,000	2,188,948
(Cleveland Clinic Foundation Proj.) Series 2008 A:
5.25% 1/1/33	1,635,000	1,781,136
5.5% 1/1/43	3,500,000	3,832,255
(Denison Univ. 2015 Proj.):
5% 11/1/28	1,465,000	1,751,598
5% 11/1/29	1,250,000	1,485,438
5% 11/1/30	2,285,000	2,700,916
(John Carroll Univ. Proj.) 5% 4/1/17	1,000,000	1,010,070
(Kenyon College 2015 Proj.) 5% 7/1/41	5,000,000	5,665,700
(Kenyon College Proj.) Series 2010, 5.25% 7/1/44	2,750,000	3,075,243
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,833,425
(Univ. of Dayton Proj.):
Series 2009, 5.5% 12/1/36	5,000,000	5,546,350
Series 2013:
5% 12/1/23	540,000	637,465
5% 12/1/24	585,000	688,539
5% 12/1/25	1,000,000	1,172,800
5% 12/1/26	1,195,000	1,398,162
5% 12/1/27	2,300,000	2,681,455
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,180,220
5% 5/1/28	1,000,000	1,165,050
5% 5/1/29	855,000	990,081
5% 5/1/31	1,005,000	1,154,102
Ohio Hosp. Facilities Rev.:
(Cleveland Clinic Proj.) Series 2009 A, 5.5% 1/1/39	7,000,000	7,884,730
Series 2011 A, 5% 1/1/32	3,500,000	3,925,215
Ohio Hosp. Rev. Series 2013 A, 5% 1/15/27	5,000,000	5,731,350
Ohio State Univ. Gen. Receipts:
Series 2009 A, 5% 12/1/26	2,000,000	2,227,700
Series 2010 D, 5% 12/1/31	1,365,000	1,766,638
Series 2012 A:
4% 6/1/27	1,270,000	1,453,896
5% 6/1/24	1,690,000	2,092,119
Series 2013 A:
5% 6/1/28	2,000,000	2,371,580
5% 6/1/38	3,500,000	3,988,915
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,258,100
Series 2010 A, 5% 2/15/31	5,475,000	6,108,129
Ohio Univ. Gen. Receipts Athens:
Series 2013:
5% 12/1/23	1,000,000	1,201,790
5% 12/1/24	5,075,000	6,070,055
Series A, 5% 12/1/33 (FSA Insured)	1,190,000	1,283,225
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (c)	1,020,000	1,037,870
Ohio Wtr. Dev. Auth. Rev.:
(Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,267,689
(Fresh Wtr. Proj.) Series 2009 B, 5% 12/1/25	1,950,000	2,432,625
(Pure Wtr. Proj.) Series I, 6% 12/1/16 (Escrowed to Maturity)	135,000	138,706
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. (Wtr. Quality Proj.) Series 2010 A:
5% 12/1/29 (Pre-Refunded to 12/1/19 @ 100)	2,000,000	2,293,020
5% 6/1/30 (Pre-Refunded to 12/1/19 @ 100)	1,000,000	1,146,510
Princeton City School District Series 2014:
0% 12/1/40	4,000,000	1,543,720
0% 12/1/41	4,000,000	1,467,080
5% 12/1/39	2,750,000	3,169,898
Reynoldsburg City School District:
(School Facilities Construction & Impt. Proj.) 0% 12/1/17	1,250,000	1,215,650
4% 12/1/30	4,625,000	4,997,451
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,600,000	2,893,826
South-Western City School District Franklin & Pickway County Series 2012 B, 5% 12/1/36	2,000,000	2,248,740
Springboro Cmnty. City School District 5.25% 12/1/20 (FSA Insured)	2,780,000	3,226,690
St. Marys City School District 5% 12/1/35	495,000	532,318
Strongsville Gen. Oblig. (Street Impt. Proj.) Series 2009, 5% 12/1/27	1,680,000	1,925,448
Toledo City School District (School Facilities Impt. Proj.) Series 2009, 5.375% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	1,000,000	1,123,020
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,882,752
Univ. of Akron Gen. Receipts Series 2015 A, 5% 1/1/31	4,000,000	4,650,000
Univ. of Cincinnati Gen. Receipts:
Series 2008 C:
5% 6/1/22 (FSA Insured)	1,000,000	1,096,730
5% 6/1/23 (FSA Insured)	2,000,000	2,191,440
5% 6/1/24 (FSA Insured)	2,000,000	2,189,440
Series 2010 F, 5% 6/1/32	2,000,000	2,264,840
Series 2012 A:
5% 6/1/22	2,000,000	2,397,420
5% 6/1/23	2,000,000	2,381,380
Series 2012 C:
4% 6/1/28	2,000,000	2,169,260
5% 6/1/24	1,230,000	1,470,293
Series 2013 A:
5% 6/1/33	4,085,000	4,720,422
5% 6/1/34	5,130,000	5,905,656
Wood County Hosp. Facilities Rev. (Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,814,860
Wright State Univ. Gen. Receipts Series 2011 A, 5% 5/1/23	2,665,000	3,065,017

TOTAL OHIO		609,706,585

Virgin Islands - 0.5%
Virgin Islands Pub. Fin. Auth.:
(Cruzan Proj.) Series 2009 A, 6% 10/1/39	1,000,000	1,096,700
Series 2009 A, 6.75% 10/1/37	1,000,000	1,129,660
Series 2009 B, 5% 10/1/25	1,000,000	1,099,490

TOTAL VIRGIN ISLANDS		3,325,850

TOTAL MUNICIPAL BONDS
(Cost $581,576,537)		617,943,226
TOTAL INVESTMENT PORTFOLIO - 97.1%
(Cost $581,576,537)		617,943,226
NET OTHER ASSETS (LIABILITIES) - 2.9%		18,317,525
NET ASSETS - 100%		$636,260,751

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	35.1%
Education	19.8%
Health Care	19.4%
Special Tax	6.0%
Electric Utilities	5.8%
Others* (Individually Less Than 5%)	13.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $581,576,537)		$617,943,226
Cash		14,218,233
Receivable for fund shares sold		1,103,397
Interest receivable		5,551,742
Prepaid expenses		1,284
Other receivables		767
Total assets		638,818,649
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,506,554
Payable for fund shares redeemed	124,719
Distributions payable	630,485
Accrued management fee	189,205
Other affiliated payables	55,724
Other payables and accrued expenses	51,211
Total liabilities		2,557,898
Net Assets		$636,260,751
Net Assets consist of:
Paid in capital		$599,556,111
Undistributed net investment income		102,705
Accumulated undistributed net realized gain (loss) on investments		235,246
Net unrealized appreciation (depreciation) on investments		36,366,689
Net Assets, for 51,787,226 shares outstanding		$636,260,751
Net Asset Value, offering price and redemption price per share ($636,260,751 ÷ 51,787,226 shares)		$12.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$21,013,272
Expenses
Management fee	$2,195,966
Transfer agent fees	503,996
Accounting fees and expenses	146,563
Custodian fees and expenses	9,412
Independent trustees' compensation	2,519
Registration fees	21,891
Audit	52,525
Legal	2,028
Miscellaneous	11,975
Total expenses before reductions	2,946,875
Expense reductions	(5,403)	2,941,472
Net investment income (loss)		18,071,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		6,373,031
Total net realized gain (loss)		6,373,031
Change in net unrealized appreciation (depreciation) on investment securities		555,975
Net gain (loss)		6,929,006
Net increase (decrease) in net assets resulting from operations		$25,000,806

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,071,800	$18,153,626
Net realized gain (loss)	6,373,031	348,994
Change in net unrealized appreciation (depreciation)	555,975	36,395,153
Net increase (decrease) in net assets resulting from operations	25,000,806	54,897,773
Distributions to shareholders from net investment income	(18,067,795)	(18,150,443)
Distributions to shareholders from net realized gain	(5,977,113)	–
Total distributions	(24,044,908)	(18,150,443)
Share transactions
Proceeds from sales of shares	88,241,729	78,804,565
Reinvestment of distributions	14,230,292	10,430,750
Cost of shares redeemed	(65,862,421)	(62,637,078)
Net increase (decrease) in net assets resulting from share transactions	36,609,600	26,598,237
Redemption fees	1,406	886
Total increase (decrease) in net assets	37,566,904	63,346,453
Net Assets
Beginning of period	598,693,847	535,347,394
End of period (including undistributed net investment income of $102,705 and undistributed net investment income of $108,838, respectively)	$636,260,751	$598,693,847
Other Information
Shares
Sold	7,188,823	6,573,215
Issued in reinvestment of distributions	1,158,778	867,797
Redeemed	(5,384,173)	(5,248,709)
Net increase (decrease)	2,963,428	2,192,303

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Ohio Municipal Income Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.26	$11.48	$12.39	$12.01	$11.38
Income from Investment Operations
Net investment income (loss)A	.363	.384	.392	.421	.443
Net realized and unrealized gain (loss)	.147	.780	(.779)	.426	.630
Total from investment operations	.510	1.164	(.387)	.847	1.073
Distributions from net investment income	(.363)	(.384)	(.392)	(.420)	(.443)
Distributions from net realized gain	(.117)	–	(.131)	(.047)	–
Total distributions	(.480)	(.384)	(.523)	(.467)	(.443)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.29	$12.26	$11.48	$12.39	$12.01
Total ReturnC	4.24%	10.26%	(3.16)%	7.14%	9.62%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.49%	.49%
Net investment income (loss)	2.97%	3.20%	3.28%	3.42%	3.81%
Supplemental Data
Net assets, end of period (000 omitted)	$636,261	$598,694	$535,347	$647,324	$554,942
Portfolio turnover rate	17%	7%	17%	14%	8%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/15	% of fund's investments 6/30/15	% of fund's investments 12/31/14
1 - 7	70.9	75.0	74.9
8 - 30	2.2	0.6	1.0
31 - 60	5.5	4.6	2.7
61 - 90	3.5	1.7	2.9
91 - 180	7.2	7.7	13.0
> 180	10.7	10.4	5.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Weighted Average Maturity

	12/31/15	6/30/15	12/31/14
Fidelity Ohio Municipal Money Market Fund	38 Days	48 Days	37 Days
Ohio Tax-Free Money Market Funds Average(a)	36 Days	42 Days	36 Days

 (a) Source: iMoneyNet, Inc.

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life

	12/31/15	6/30/15	12/31/14
Fidelity Ohio Municipal Money Market Fund	40 Days	57 Days	38 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Variable Rate Demand Notes (VRDNs)	55.4%
Other Municipal Debt	28.3%
Investment Companies	2.0%
Net Other Assets (Liabilities)	14.3%

As of June 30, 2015
Variable Rate Demand Notes (VRDNs)	65.9%
Other Municipal Debt	30.9%
Investment Companies	4.7%
Net Other Assets (Liabilities)*	(1.5)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Fidelity® Ohio Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2015, the most recent period shown in the table, would have been -0.33%.

Fidelity® Ohio Municipal Money Market Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 55.4%
	Principal Amount	Value
Alabama - 0.0%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.42% 1/7/16, VRDN (a)(b)	$700,000	$700,000
Arkansas - 0.1%
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.09% 1/7/16, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	1,000,000	1,000,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.1% 1/4/16, VRDN (a)(b)	700,000	700,000
Georgia - 0.4%
Bartow County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Bowen Proj.) First Series 2009, 0.13% 1/7/16, VRDN (b)	3,000,000	3,000,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Eighth Series 1994, 0.21% 1/4/16, VRDN (b)	900,000	900,000
Second Series 1995, 0.22% 1/4/16, VRDN (b)	400,000	400,000
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) First Series 2009, 0.27% 1/7/16, VRDN (b)	200,000	200,000
(Georgia Pwr. Plant Co. Scherer Proj.) Series 2008, 0.22% 1/4/16, VRDN (b)	800,000	800,000
		5,300,000
Louisiana - 0.3%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.4% 1/7/16, VRDN (b)	600,000	600,000
Series 2010 B1, 0.33% 1/7/16, VRDN (b)	2,900,000	2,900,000
		3,500,000
Montana - 0.1%
Forsyth Poll. Cont. Rev. Series 2008 A, 0.19% 1/7/16, VRDN (a)(b)	750,000	750,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.42% 1/7/16, VRDN (a)(b)	700,000	700,000
Nevada - 0.1%
Clark County Arpt. Rev. Series 2008 C3, 0.02% 1/7/16, LOC Sumitomo Mitsui Banking Corp., VRDN (a)(b)	1,495,000	1,495,000
New Jersey - 0.1%
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.):
Series 2003 B1, 0.13% 1/7/16, VRDN (b)	400,000	400,000
Series 2012 A, 0.13% 1/7/16, VRDN (a)(b)	700,000	700,000
		1,100,000
Ohio - 53.0%
Allen County Hosp. Facilities Rev.:
(Catholic Healthcare Partners Proj.) Series 2010 C, 0.01% 1/4/16, LOC MUFG Union Bank NA, VRDN (b)	15,150,000	15,150,000
Series 2012 B, 0.02% 1/7/16, VRDN (b)	99,800,000	99,800,000
Alliance Hosp. Rev. (Alliance Obligated Group Proj.) Series 2003, 0.01% 1/4/16, LOC JPMorgan Chase Bank, VRDN (b)	13,150,000	13,150,000
Athens County Port Auth. Hsg. 0.01% 1/7/16, LOC Barclays Bank PLC, VRDN (b)	13,085,000	13,085,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 0.02% 1/7/16 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,330,000	3,330,000
Cleveland Arpt. Sys. Rev.:
Series 2008 D, 0.02% 1/7/16, LOC Bank of America NA, VRDN (b)	2,985,000	2,985,000
Series 2009 D, 0.02% 1/7/16, LOC Bank of America NA, VRDN (b)	13,100,000	13,100,000
Columbus Gen. Oblig. Participating VRDN Series Clipper 08 2, 0.01% 1/7/16 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	4,000,000	4,000,000
Cuyahoga County Hosp. Facilities Rev. (Sisters of Charity of Saint Augustine Health Sys. Proj.) Series 2000, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	3,100,000	3,100,000
Franklin County Health Care Facilities Rev. (Friendship Village of Dublin, Ohio, Inc. Proj.) Series 2004 A, 0.02% 1/7/16, LOC PNC Bank NA, VRDN (b)	6,675,000	6,675,000
Franklin County Hosp. Facilities Rev. Participating VRDN Series 15 XF0244, 0.02% 1/7/16 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	2,000,000	2,000,000
Franklin County Hosp. Rev.:
(OhioHealth Corp. Proj.) Series D, 0.01% 1/7/16, LOC Northern Trust Co., VRDN (b)	9,935,000	9,935,000
(U.S. Health Corp. of Columbus Proj.):
Series 1996 A, 0.02% 1/7/16, LOC Northern Trust Co., VRDN (b)	11,580,000	11,580,000
Series 1996 B, 0.02% 1/7/16, LOC Northern Trust Co., VRDN (b)	10,175,000	10,175,000
Participating VRDN Series BC 11 21B, 0.03% 1/7/16 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,315,000	3,315,000
Series 1998, 0.02% 1/7/16, LOC Northern Trust Co., VRDN (b)	6,815,000	6,815,000
Series 2009 A, 0.01% 1/7/16 (Liquidity Facility Barclays Bank PLC), VRDN (b)	25,000,000	25,000,000
Series 2009 B, 0.01% 1/7/16 (Liquidity Facility Barclays Bank PLC), VRDN (b)	9,170,000	9,170,000
Hamilton County Health Care Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 0.02% 1/7/16, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,975,000	2,975,000
Hamilton County Hosp. Facilities Rev.:
(Children's Hosp. Med. Ctr. Proj.):
Series 1997 A, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	8,000,000	8,000,000
Series 2000, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	12,235,000	12,235,000
Series 2002 I, 0.01% 1/7/16, LOC U.S. Bank NA, Cincinnati, VRDN (b)	17,745,000	17,745,000
Series 2007 M, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	10,015,000	10,015,000
(Elizabeth Gamble Deaconess Home Assoc. Proj.) Series 2002 B, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	14,400,000	14,400,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 0.11% 1/7/16, LOC Bank of New York, New York, LOC Citizens Bank of Pennsylvania, VRDN (b)	11,690,000	11,690,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) 0.21% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,475,000	1,475,000
Lorain County Port Auth. Edl. Facilities Rev. (St. Ignatius High School Proj.) 0.03% 1/7/16, LOC U.S. Bank NA, Cincinnati, VRDN (b)	1,220,000	1,220,000
Middletown Hosp. Facilities Rev.:
Series 2008 A, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	29,670,000	29,669,977
Series 2008 B, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	7,300,000	7,300,000
Ohio Air Quality Dev. Auth. Rev.:
(Ohio Valley Elec. Corp. Proj.):
Series 2009 B, 0.01% 1/7/16, LOC Bank of Nova Scotia, VRDN (b)	18,500,000	18,500,000
Series 2009 C, 0.01% 1/7/16, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	12,150,000	12,150,000
Series 2009 D, 0.01% 1/7/16, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	24,400,000	24,400,000
(TimkenSteel Proj.):
Series 2001, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	9,500,000	9,500,000
Series 2003, 0.01% 1/7/16, LOC JPMorgan Chase Bank, VRDN (b)	8,500,000	8,500,000
Ohio Gen. Oblig.:
(Common Schools Proj.) Series 2005 B, 0.01% 1/7/16, VRDN (b)	12,265,000	12,265,000
(Infrastructure Impt. Proj.):
Series 2003 B, 0.01% 1/7/16, VRDN (b)	2,125,000	2,125,000
Series 2003 D, 0.01% 1/7/16, VRDN (b)	11,565,000	11,564,981
0.01% 1/7/16, VRDN (b)	6,390,000	6,390,000
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2008 A, 0.01% 1/7/16, LOC PNC Bank NA, VRDN (b)	60,000,000	60,000,000
(Cleveland Clinic Foundation Proj.) Series 2008 B4, 0.01% 1/4/16 (Liquidity Facility Barclays Bank PLC), VRDN (b)	3,000,000	3,000,000
Ohio Hosp. Facilities Rev. Participating VRDN Series Putters 3558, 0.02% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,700,000	2,700,000
Ohio Hsg. Fin. Agcy. Mtg. Rev.:
(Mtg.-Backed Securities Prog.) Series F, 0.02% 1/7/16 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	9,890,000	9,890,000
Participating VRDN Series Merlots 06 A2, 0.08% 1/7/16 (Liquidity Facility Wells Fargo Bank NA) (a)(b)(c)	100,000	100,000
Series 2004 D, 0.02% 1/7/16 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	5,570,000	5,570,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Pedcor Invts. Willow Lake Apts. Proj.) Series B, 0.15% 1/7/16, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(b)	325,000	325,000
(Wingate at Belle Meadows Proj.) 0.04% 1/7/16, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,520,000	8,520,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg.-Backed Securities Prog.) Series 2008 D, 0.01% 1/7/16 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	23,300,000	23,300,000
Series 2008 B, 0.02% 1/7/16 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	9,400,000	9,400,000
Series 2008 H, 0.02% 1/7/16 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	6,895,000	6,895,000
Ohio State Univ. Gen. Receipts:
Series 1997, 0.01% 1/7/16, VRDN (b)	2,060,000	2,060,000
Series 2001, 0.01% 1/7/16, VRDN (b)	3,155,000	3,155,000
Series 2005 B, 0.01% 1/7/16, VRDN (b)	10,000,000	10,000,000
Series 2008 B, 0.01% 1/7/16, VRDN (b)	13,975,000	13,975,000
Series 2014 B1, 0.01% 1/7/16, VRDN (b)	1,000,000	1,000,000
Series 2014 B2, 0.01% 1/7/16, VRDN (b)	6,800,000	6,800,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 0.02% 1/7/16, LOC Bank of America NA, VRDN (a)(b)	12,100,000	12,100,000
Ohio Wtr. Dev. Auth. Rev. (TimkenSteel Proj.) Series 2001, 0.01% 1/7/16, LOC Northern Trust Co., VRDN (b)	3,200,000	3,200,000
Toledo-Lucas County Port Auth. (St. Francis De Salle High School Proj.) Series 2004 D, 0.12% 1/7/16, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,975,000	1,975,000
Village of Indian Hill Econ. Dev. Rev. (Cincinnati Country Day School Proj.) Series 1999, 0.03% 1/7/16, LOC PNC Bank NA, VRDN (b)	4,345,000	4,345,000
Wood County Indl. Dev. Rev. (CMC Group Proj.) Series 2001, 0.14% 1/7/16, LOC PNC Bank NA, VRDN (a)(b)	235,000	235,000
		663,029,958
Texas - 0.9%
Calhoun County Solid Waste Disp. Rev. (Formosa Plastics Corp. Proj.) Series 2001, 0.02% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	3,750,000	3,750,000
Calhoun Port Auth. Envir. Facilities Rev. (Formosa Plastics Corp. Proj.) Series 2012, 0.02% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,000,000	1,000,000
Gulf Coast Waste Disp. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 0.02% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(b)	600,000	600,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.27% 1/4/16, VRDN (b)	1,300,000	1,300,000
Series 2004, 0.26% 1/7/16, VRDN (a)(b)	2,700,000	2,700,000
Series 2009 B, 0.26% 1/4/16, VRDN (b)	1,100,000	1,100,000
Series 2009 C, 0.26% 1/4/16, VRDN (b)	1,000,000	1,000,000
		11,450,000
Wyoming - 0.2%
Converse County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 0.22% 1/7/16, VRDN (b)	1,095,000	1,095,000
Lincoln County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 0.22% 1/7/16, VRDN (b)	1,500,000	1,500,000
		2,595,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $692,319,958)		692,319,958

Other Municipal Debt - 28.3%
Georgia - 0.5%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, 0.07%, tender 6/1/16 (Liquidity Facility Royal Bank of Canada) (b)	5,600,000	5,600,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 0.25% tender 1/12/16, CP mode	500,000	500,000
Massachusetts - 0.2%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1992, 0.4% tender 1/14/16, CP mode	2,500,000	2,500,000
New Hampshire - 0.3%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1990 A, 0.45% tender 1/26/16, CP mode (a)	2,100,000	2,100,000
Series 1990 A1, 0.5% tender 2/8/16, CP mode (a)	900,000	900,000
Series 1990 B, 0.48% tender 1/28/16, CP mode	700,000	700,000
		3,700,000
Ohio - 27.1%
American Muni. Pwr. BAN Series 2015, 1% 10/21/16	4,000,000	4,008,087
Avon Gen. Oblig. BAN Series 2015, 2% 9/8/16	8,500,000	8,594,608
Avon Lake BAN Series 2015, 2% 7/13/16	11,711,000	11,804,857
Bay Village Gen. Oblig. BAN Series 2015, 1% 6/10/16	3,311,000	3,319,841
Belmont County BAN Series 2015:
1.5% 4/22/16	4,402,000	4,416,075
1.5% 4/22/16	2,000,000	2,006,413
Berea BAN Series 2015, 1% 3/17/16	1,180,000	1,181,759
Butler County Gen. Oblig. BAN 0.52% 7/28/16	1,700,000	1,700,000
Chillicothe City School District BAN 2% 7/7/16	4,900,000	4,936,414
Cleveland Wtr. Rev. Bonds Series 2011 W, 5% 1/1/16	4,365,000	4,365,000
Columbus Gen. Oblig. Bonds:
Series 2012 A, 5% 2/15/16	12,915,000	12,990,288
Series 2012 B, 5% 2/15/16	1,125,000	1,131,622
Series 2013 1, 5% 7/1/16	6,325,000	6,476,166
Series 2013 B, 4% 8/15/16	500,000	511,121
Delaware Gen. Oblig. BAN Series 2015, 1% 4/18/16	6,070,000	6,083,382
Dublin City School District BAN Series 2015, 1% 5/5/16	2,250,000	2,255,517
Franklin County Hosp. Facilities Rev. Bonds Series 2013, 4% 5/15/16	2,300,000	2,331,629
Franklin County Hosp. Rev. Bonds:
Series 2011 C, 0.05%, tender 6/1/16 (b)	11,500,000	11,500,000
Series 2011 D, 4%, tender 8/1/16 (b)	3,580,000	3,654,868
Franklin County Rev. Bonds Series 2013 OH, 0.13%, tender 3/1/16 (b)	12,500,000	12,500,000
Hamilton Ohio Elec. Rev. BAN Series 2015, 0.43% 9/27/16 (Ohio Gen. Oblig. Guaranteed)	11,900,000	11,900,000
Hancock County Gen. Oblig. BAN Series 2015, 2% 11/3/16	3,725,000	3,768,764
Highland Heights Gen. Oblig. BAN 1% 6/16/16	4,700,000	4,712,803
Hilliard Gen. Oblig. BAN Series 2015 B, 1% 4/22/16	3,000,000	3,006,867
Independence Gen. Oblig. BAN Series 2015, 1% 4/14/16	2,150,000	2,154,570
Lakewood Gen. Oblig. BAN Series 2015, 1% 4/7/16	10,000,000	10,019,800
Lebanon Gen. Oblig. BAN 1% 4/14/16	3,000,000	3,006,370
Lima Gen. Oblig. BAN Series 2015, 1.25% 3/16/16	2,100,000	2,104,117
Lucas County Gen. Oblig. BAN 1.5% 7/13/16	11,552,000	11,619,049
Madison Local School District Lake County BAN Series 2015, 1.25% 10/6/16 (Ohio Gen. Oblig. Guaranteed)	1,455,000	1,462,719
Mason City School District BAN 1.25% 1/26/16	4,400,000	4,403,095
Miami County Gen. Oblig. BAN Series 2015, 1.75% 11/22/16	2,805,000	2,836,050
North Ridgeville Gen. Oblig. BAN Series 2015, 1% 6/2/16	10,090,000	10,118,126
Ohio Bldg. Auth. Bonds (Administrative Bldg. Fund Proj.) Series 2006 B, 5% 10/1/16	3,585,000	3,708,416
Ohio Dept. of Administrative Svcs. Ctfs. of Prtn. Bonds (Administrative Knowledge Sys. Proj.) Series 2014 A, 5% 9/1/16	275,000	282,880
Ohio Gen. Oblig. Bonds:
(Higher Ed. Proj.) Series 2010 A, 5% 8/1/16	3,060,000	3,144,344
Series 2012 A, 4% 9/15/16	4,000,000	4,104,578
Series 2013 A, 2% 5/1/16	2,250,000	2,262,758
Series 2013 B, 4% 6/15/16	4,190,000	4,260,064
Series 2014 A, 2% 3/1/16	1,175,000	1,178,562
Series 2014 C, 1% 3/1/16	4,835,000	4,841,721
Series 2014 R, 4% 5/1/16	4,000,000	4,049,572
Series 2015 B:
2% 9/1/16	5,215,000	5,274,557
2% 9/1/16	2,610,000	2,639,807
Series 2015 C, 2% 11/1/16	10,060,000	10,200,434
Series 2015 T, 5% 4/1/16	1,610,000	1,628,807
Ohio Higher Edl. Facility Commission Rev. Bonds:
(Cleveland Clinic Proj.) Series 2008 B5, 0.04% tender 1/14/16, CP mode	11,700,000	11,700,000
(The Cleveland Clinic Foundation Proj.):
Series 2008 B5:
0.06% tender 2/17/16, CP mode	16,000,000	16,000,000
0.16% tender 2/3/16, CP mode	12,000,000	12,000,000
0.16% tender 2/3/16, CP mode	9,500,000	9,500,000
0.17% tender 1/6/16, CP mode	12,000,000	12,000,000
Series 2008 B6, 0.14% tender 3/1/16, CP mode	12,200,000	12,200,000
Series 2008 A, 5% 1/1/16	1,750,000	1,750,000
Series 2012 A, 4% 1/1/16	1,355,000	1,355,000
Series 2013 A2, 0.31% 1/1/16 (b)	2,015,000	2,015,000
Ohio Hosp. Facilities Rev. Bonds Series 2009 B, 5% 1/1/16	1,515,000	1,515,000
Ohio Juvenile Correctional Bonds (Juvenile Correctional Bldg. Fund Proj.) Series 2015 B, 3% 4/1/16	965,000	971,453
Ohio Mental Health Cap. Facilities Bonds (Mental Health Facilities Impt. Funds Proj.) Series 2015 A, 1% 2/1/16	4,320,000	4,322,871
Ohio Spl. Oblig. Bonds (Adult Correctional Bldg. Fund Proj.) Series 2015 B, 2% 10/1/16	1,980,000	2,003,503
Ohio St Parks & Recreation Cap. Facilities Bonds (Park and Recreation Impt. Funds Proj.) Series 2015 A, 1% 2/1/16	2,095,000	2,096,393
Ohio State Univ. Gen. Receipts Bonds Series 2012 A, 4% 6/1/16	1,000,000	1,015,485
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Bonds Series 2005, 5.25% 6/1/16	1,000,000	1,020,435
Reading Cmnty. City School District BAN Series 2015, 2% 7/21/16 (Ohio Gen. Oblig. Guaranteed)	4,900,000	4,941,861
Stow Gen. Oblig. BAN Series 2015, 1% 4/29/16	3,300,000	3,307,811
Union County Gen. Oblig. BAN 1% 3/30/16	2,950,000	2,955,014
Univ. of Akron Gen. Receipts Bonds Series 2015 A, 1% 1/1/16	1,600,000	1,600,000
Vandalia BAN Series 2015, 1.5% 9/8/16	4,893,000	4,926,379
Willoughby BAN Series 2015, 1.25% 5/27/16	5,700,000	5,721,222
		339,373,904
Washington - 0.1%
Port of Seattle Rev. Series B1, 0.07% 1/5/16, LOC Bank of America NA, CP (a)	900,000	900,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1996, 0.45% tender 1/27/16, CP mode (a)	600,000	600,000
Grant County Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1986, 0.5% tender 1/19/16, CP mode (a)	1,000,000	1,000,000
		1,600,000
TOTAL OTHER MUNICIPAL DEBT
(Cost $354,173,904)		354,173,904
	Shares	Value

Investment Company - 2.0%
Fidelity Municipal Cash Central Fund, 0.02% (d)(e)
(Cost $ 25,672,000)	25,672,000	25,672,000
TOTAL INVESTMENT PORTFOLIO - 85.7%
(Cost $1,072,165,862)		1,072,165,862
NET OTHER ASSETS (LIABILITIES) - 14.3%		178,380,436
NET ASSETS - 100%		$1,250,546,298

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$26,315

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,046,493,862)	$1,046,493,862
Fidelity Central Funds (cost $25,672,000)	25,672,000
Total Investments (cost $1,072,165,862)		$1,072,165,862
Cash		184,064,772
Receivable for fund shares sold		23,379,111
Interest receivable		1,936,969
Distributions receivable from Fidelity Central Funds		448
Prepaid expenses		2,574
Other receivables		1,416
Total assets		1,281,551,152
Liabilities
Payable for fund shares redeemed	$30,778,814
Distributions payable	668
Accrued management fee	128,883
Other affiliated payables	11,359
Other payables and accrued expenses	85,130
Total liabilities		31,004,854
Net Assets		$1,250,546,298
Net Assets consist of:
Paid in capital		$1,250,505,771
Accumulated undistributed net realized gain (loss) on investments		40,527
Net Assets, for 1,249,949,464 shares outstanding		$1,250,546,298
Net Asset Value, offering price and redemption price per share ($1,250,546,298 ÷ 1,249,949,464 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$979,392
Income from Fidelity Central Funds		26,315
Total income		1,005,707
Expenses
Management fee	$4,321,235
Transfer agent fees	1,620,779
Accounting fees and expenses	132,553
Custodian fees and expenses	11,502
Independent trustees' compensation	4,961
Registration fees	21,683
Audit	39,070
Legal	9,041
Miscellaneous	62,124
Total expenses before reductions	6,222,948
Expense reductions	(5,345,397)	877,551
Net investment income (loss)		128,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	133,112
Total net realized gain (loss)		133,112
Net increase in net assets resulting from operations		$261,268

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$128,156	$119,194
Net realized gain (loss)	133,112	86,075
Net increase in net assets resulting from operations	261,268	205,269
Distributions to shareholders from net investment income	(119,843)	(127,774)
Distributions to shareholders from net realized gain	(34,708)	(76,622)
Total distributions	(154,551)	(204,396)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	2,902,865,221	3,063,824,579
Reinvestment of distributions	144,686	191,337
Cost of shares redeemed	(2,989,505,964)	(3,059,401,718)
Net increase (decrease) in net assets and shares resulting from share transactions	(86,496,057)	4,614,198
Total increase (decrease) in net assets	(86,389,340)	4,615,071
Net Assets
Beginning of period	1,336,935,638	1,332,320,567
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $8,172, respectively)	$1,250,546,298	$1,336,935,638

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)A	–	–	–	–	–
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operationsA	–	–	–	–	–
Distributions from net investment incomeA	–	–	–	–	–
Distributions from net realized gain	–A	–A	–	–	–
Total distributionsA	–	–	–	–	–
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.01%	.02%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.51%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.07%	.08%	.12%	.19%	.24%
Expenses net of all reductions	.07%	.08%	.12%	.19%	.24%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,250,546	$1,336,936	$1,332,321	$1,342,387	$1,106,601

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures contracts.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Ohio Municipal Income Fund	$581,560,756	$36,561,801	$(179,331)	$36,382,470
Fidelity Ohio Municipal Money Market Fund	1,072,165,862	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities
Fidelity Ohio Municipal Income Fund	$87,491	$316,016	$36,382,470
Fidelity Ohio Municipal Money Market Fund	357	40,384	–

At period end, certain of the Funds were required to defer losses on futures contracts. Loss deferrals were as follows:

Futures contracts
Fidelity Ohio Municipal Income Fund	$80,770

The tax character of distributions paid was as follows:

December 31, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,067,795	$5,977,113	$24,044,908
Fidelity Ohio Municipal Money Market Fund	119,843	34,708	154,551

December 31, 2014
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,150,443	$–	$18,150,443
Fidelity Ohio Municipal Money Market Fund	127,774	76,622	204,396

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $121,949,798 and $100,074,949, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.11%	.36%
Fidelity Ohio Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.08%
Fidelity Ohio Municipal Money Market Fund	.14%

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Funds. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Funds.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$866

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $5,334,512.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Ohio Municipal Income Fund	$4,056
Fidelity Ohio Municipal Money Market Fund	8,205

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$1,347
Fidelity Ohio Municipal Money Market Fund	2,680

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ohio Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2015 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Ohio Municipal Income Fund's and Fidelity Ohio Municipal Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee of Fidelity Municipal Trust

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Member of the Advisory Board of Fidelity Municipal Trust II

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$1,038.20	$2.47
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Ohio Municipal Money Market Fund	.08%
Actual		$1,000.00	$1,000.10	$.40
Hypothetical-C		$1,000.00	$1,024.80	$.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains

Fidelity Ohio Municipal Income Fund	02/08/16	02/05/16	$0.000	$0.00800
Fidelity Ohio Municipal Money Market Fund	02/08/16	02/05/16	$0.000	$0.00004

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Ohio Municipal Income Fund	$ 6,372,754

Fidelity Ohio Municipal Money Market Fund	$ 122,232

During fiscal year ended 2015, 100% of each fund's income dividends were free from federal income tax, and 0.38% and 15.60% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Ohio Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2014. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund, and also noted that Fidelity may recover a portion of waived fees under certain circumstances.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Ohio Municipal Income Fund's shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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www.fidelity.com

OFF-ANN-0216
1.540019.118

Fidelity® Conservative Income Municipal Bond Fund Fidelity® Conservative Income Municipal Bond Fund and Institutional Class Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Life of classA
Fidelity® Conservative Income Municipal Bond Fund	0.32%	0.41%
Institutional Class	0.42%	0.51%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,090	Fidelity® Conservative Income Municipal Bond Fund
$10,136	Barclays® Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:   Tax-exempt municipal bonds posted a moderate gain for calendar year 2015, driven by improving credit fundamentals and continued demand for high-quality, tax-exempt income, despite increased supply due to refinancing activity. The Barclays® Municipal Bond Index advanced 3.30%. Performance was strong early in the period, when many issuers exercised a level of fiscal conservatism, limiting supply. The muni market faced a difficult stretch between April and June, when the focus of the market shifted to the budget difficulties of a handful of high-profile issuers, including New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. But the market recouped those losses over the final months of the period as supply moderated. The tax advantages of munis continued to appeal to investors, in light of higher federal income-tax rates for top earners, as well as the 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continue to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in December.

Comments from Portfolio Manager Doug McGinley:  For the year, the fund’s share classes performed roughly in line with its Composite Index, an equal weighted blend of the Barclays® Municipal Bond 1 Year (1-2Y) Index and the iMoneyNet℠ All Tax-Free National Retail Money Market Funds Average. I sought to construct a portfolio with a dollar-weighted average maturity of one year or less for conservative income-oriented investors interested in federal tax-exempt income above money market rates, while maintaining an emphasis on capital preservation. Investing outside the benchmark in municipal bonds with maturities of two-to four years was additive. Additionally, the fund’s overweighting in fixed-rate heath care securities was a plus, because they were bolstered by their higher yields. The fund’s larger-than-benchmark exposure to fixed-rate airport securities, as well as variable-rate industrial revenue bonds, also helped. In contrast, the fund was hurt by overweightings in certain floating-rate notes and bonds issued by Illinois, Chicago, and the city’s related entities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Effective Maturity Diversification as of December 31, 2015

	% of fund's investments	% of fund's investments 6 months ago
1 - 7	41.1	37.3
8 - 30	0.3	0.4
31 - 60	1.3	3.7
61 - 90	0.3	1.6
91 - 180	5.1	6.6
> 180	51.9	50.4

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	19.4	19.2
Texas	13.4	14.2
North Carolina	6.3	5.2
Florida	5.6	6.9
Georgia	5.3	1.3

Top Five Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Industrial Development	21.9	17.8
Health Care	18.7	22.2
Electric Utilities	13.4	12.9
General Obligations	13.4	14.8
Synthetics	9.5	7.3

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	0.9	0.9

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	0.7	0.9

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AA,A	55.3%
BBB	4.2%
BB and Below	0.4%
Not Rated	3.2%
Short-Term Investments and Net Other Assets	36.9%

As of June 30, 2015
AAA	1.1%
AA,A	66.0%
BBB	3.5%
BB and Below	0.9%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	28.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 63.2%
	Principal Amount	Value
Alabama - 1.2%
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 1.625%, tender 10/2/18 (a)	$3,000,000	$3,010,230
Series 2009 E, 1.65%, tender 3/20/17 (a)	350,000	352,464
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/18 (b)	1,000,000	1,067,440

TOTAL ALABAMA		4,430,134

Arizona - 2.0%
Arizona Board of Regents Arizona State Univ. Rev.:
(Polytechnic Campus Proj.) Series 2008 C, 5.25% 7/1/16	85,000	87,013
Series 2011, 3% 8/1/17	125,000	129,081
Series 2013 A, 4% 7/1/16	150,000	152,619
Series B, 4% 8/1/16	150,000	152,981
Arizona Ctfs. of Prtn.:
Series 2008 A:
4% 9/1/16 (FSA Insured)	670,000	685,437
4% 9/1/17 (FSA Insured)	145,000	152,430
5% 9/1/16 (FSA Insured)	225,000	231,649
Series 2010 A:
5% 10/1/17 (FSA Insured)	150,000	160,596
5% 10/1/18 (FSA Insured)	140,000	153,598
Series 2013 A, 3% 10/1/17	100,000	103,626
Series 2013 B, 5% 10/1/16	635,000	655,968
Arizona Health Facilities Auth. Rev.:
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/17	500,000	536,415
Series 2007 A, 5% 1/1/17	300,000	312,381
Series 2008 D, 5% 1/1/17	1,125,000	1,171,429
5% 1/1/19 (Pre-Refunded to 1/1/17 @ 100)	175,000	182,595
Arizona School Facilities Board Ctfs. of Prtn.:
Series 2008:
4.375% 9/1/16	55,000	56,401
5.5% 9/1/16	120,000	123,937
Series 2013 A1, 4% 9/1/16	170,000	173,951
Series 2013 A2, 5% 9/1/17	235,000	250,888
Arizona State Lottery Rev. Series 2010 A:
3% 7/1/16	175,000	177,147
5% 7/1/16	125,000	127,746
Glendale Gen. Oblig. Series 2015, 4% 7/1/18 (FSA Insured)	370,000	392,581
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Healthcare West Proj.) Series 2007 A, 5% 7/1/16	320,000	326,810
Phoenix Civic Impt. Board Arpt. Rev. Series 2010 A, 5% 7/1/16	150,000	153,258
Pima County Swr. Sys. Rev. Series 2008, 4% 7/1/16 (Assured Guaranty Corp. Insured)	150,000	152,642
Tucson Gen. Oblig. Series 2005 E, 3.75% 7/1/16 (FGIC Insured)	55,000	55,128
Univ. of Arizona Univ. Revs.:
Series 2008 A, 4% 6/1/16	100,000	101,488
Series 2011, 5% 8/1/16	250,000	256,535

TOTAL ARIZONA		7,216,330

California - 1.0%
California Health Facilities Fing. Auth. Rev.:
Series 2011 A, 5% 3/1/16	350,000	352,405
4% 3/1/17	500,000	518,085
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. Bonds:
Series 2006 A, 1.375%, tender 4/2/18 (a)	825,000	829,818
Series 2006 C, 4.25%, tender 11/1/16 (FGIC Insured) (a)	1,390,000	1,429,073
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2007 F, 5.25% 7/1/16 (FSA Insured)	100,000	102,353
Series 2015 A, 3% 3/1/18	500,000	518,630

TOTAL CALIFORNIA		3,750,364

Colorado - 1.8%
Colorado Health Facilities Auth. Rev.:
(Parkview Med. Ctr., Inc. Proj.) Series 2012, 4% 9/1/16	735,000	749,450
Series 2008 D1, 5% 10/1/16	75,000	77,357
Series 2009 A, 5% 7/1/16	575,000	587,236
Series 2011 A:
4% 2/1/16	450,000	451,193
5% 2/1/16	690,000	692,332
5% 2/1/17	175,000	182,772
5% 2/1/18	95,000	102,580
5.125% 10/1/17	50,000	53,514
5.125% 11/15/17 (Pre-Refunded to 11/15/16 @ 100)	390,000	405,464
5.125%, tender 11/15/16 (a)	275,000	285,904
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2015 A, 5% 6/1/19	2,000,000	2,236,300
Denver City & County Arpt. Rev.:
Series 2011 A, 4% 11/15/17 (c)	50,000	52,660
Series 2011 B, 5% 11/15/16 (c)	250,000	259,423
Series 2012 A, 4% 11/15/17 (c)	75,000	78,989
Series 2012 B, 5% 11/15/16	350,000	363,346

TOTAL COLORADO		6,578,520

Connecticut - 2.5%
Connecticut Gen. Oblig.:
Series 2006 E, 5% 12/15/18	100,000	104,135
Series 2012 D:
0.53% 9/15/17 (a)	2,000,000	1,991,060
0.78% 9/15/18 (a)	1,945,000	1,940,332
0.93% 9/15/19 (a)	2,045,000	2,041,258
Series 2013 A, 0.56% 3/1/19 (a)	175,000	173,504
Series 2014 C, 5% 6/15/17	185,000	196,307
Series 2014 H, 5% 11/15/18	150,000	166,640
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (a)	505,000	508,646
Series 2010 A2, 1.2%, tender 2/1/19 (a)	100,000	99,700
Series 2011 N, 4% 7/1/16	535,000	543,367
Series 2012 D, 5% 7/1/18	225,000	243,745
Series A:
4% 7/1/16	280,000	284,642
4% 7/1/17	200,000	208,828
Series N:
4% 7/1/17	90,000	93,973
5% 7/1/17	225,000	238,244
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2004 B, 5.25% 7/1/16	195,000	199,618
New Haven Gen. Oblig. Series 2013 B, 3% 9/1/16 (FSA Insured)	200,000	202,870

TOTAL CONNECTICUT		9,236,869

District Of Columbia - 0.3%
District of Columbia Ctfs. of Prtn. 5.25% 1/1/17 (Pre-Refunded to 1/1/16 @ 100)	165,000	165,000
District of Columbia Rev. (Hsg. Production Trust Fund-New Cmntys. Proj.) Series 2007 A, 5% 6/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	254,550
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2010 B, 5% 10/1/16 (c)	410,000	422,854
Series 2012 A, 5% 10/1/18 (c)	200,000	219,938

TOTAL DISTRICT OF COLUMBIA		1,062,342

Florida - 5.6%
Broward County Arpt. Sys. Rev. 5% 10/1/16	315,000	325,401
Broward County Port Facilities Rev. Series 2011 B, 5% 9/1/18 (c)	250,000	273,215
Broward County School Board Ctfs. of Prtn.:
Series 2004 A, 5.25% 7/1/16 (AMBAC Insured)	260,000	266,001
Series 2006 A, 4.25% 7/1/16 (FSA Insured)	60,000	61,094
Series 2008 A, 5% 7/1/16 (FSA Insured)	75,000	76,640
Citizens Property Ins. Corp.:
Series 2007 A:
5% 3/1/16 (Escrowed to Maturity)	220,000	221,604
5% 3/1/17 (Escrowed to Maturity)	400,000	420,280
Series 2009 A1:
5.375% 6/1/16	415,000	423,130
5.5% 6/1/16 (Assured Guaranty Corp. Insured)	810,000	826,273
5.5% 6/1/17	1,455,000	1,547,232
6% 6/1/16	1,165,000	1,190,747
Series 2010 A1:
4% 6/1/17 (FSA Insured)	555,000	578,610
4.25% 6/1/17	1,055,000	1,103,541
5% 6/1/16	1,130,000	1,150,430
5% 6/1/16 (FSA Insured)	100,000	101,808
5% 6/1/17 (FSA Insured)	480,000	507,091
5.25% 6/1/17	1,375,000	1,457,376
Series 2011 A1:
5% 6/1/16	200,000	203,616
5% 6/1/18	530,000	576,237
Series 2012 A1:
5% 6/1/16	525,000	534,492
5% 6/1/17	280,000	295,803
Series 2015 A2, 0.86% 6/1/18 (a)	1,000,000	995,020
5.25% 6/1/17 (FSA Insured)	410,000	434,563
Florida Board of Ed. Lottery Rev.:
Series 2006 B, 5% 7/1/16	485,000	495,917
Series 2010 D, 5% 7/1/16	165,000	168,714
Florida Higher Edl. Facilities Fing. Auth. (Rollins College Proj.) Series 2012 A, 4% 12/1/16	185,000	190,483
Florida Mid-Bay Bridge Auth. Rev. Series 2015 C:
5% 10/1/17	250,000	264,225
5% 10/1/18	275,000	296,775
Florida Muni. Pwr. Agcy. Rev.:
(All-Requirements Pwr. Supply Proj.) Series 2015 B, 5% 10/1/17	500,000	534,420
(Stanton Proj.) Series 2008, 5% 10/1/16	100,000	103,241
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2008 A, 5.25% 10/1/17 (FSA Insured) (c)	250,000	267,788
Series 2010 A, 4% 10/1/16	200,000	205,046
Series 2010 B, 4.25% 10/1/18 (c)	150,000	161,517
6% 10/1/17 (c)	60,000	65,041
Lake County School Board Ctfs. of Prtn.:
(The School Board of Lake County Florida, Master Lease Prog.) Series 2005 C, 5.25% 6/1/16 (AMBAC Insured)	305,000	310,819
Series 2014 A:
4% 6/1/18 (FSA Insured)	95,000	101,421
5% 6/1/17 (FSA Insured)	140,000	147,942
Lee County Arpt. Rev. Series 2010 A, 5% 10/1/17 (FSA Insured) (c)	100,000	106,526
Miami-Dade County Aviation Rev.:
Series 2008 E, 5.375% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	115,000	123,554
Series 2010 B, 5% 10/1/17	205,000	218,928
Miami-Dade County Expressway Auth.:
Series 2013 A:
4% 7/1/16	500,000	508,165
5% 7/1/17	100,000	105,978
Series 2014 B:
5% 7/1/17	330,000	349,727
5% 7/1/18	525,000	575,621
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 B, 5% 5/1/17	275,000	289,977
Series A, 5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	263,615
Series B, 5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	600,000	632,676
Reedy Creek Impt. District Utils. Rev. Series 2013 1, 5% 10/1/17	100,000	106,974
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010, 5% 11/15/17	95,000	102,124

TOTAL FLORIDA		20,267,418

Georgia - 1.1%
Atlanta Arpt. Rev.:
Series 2011 A, 5% 1/1/17	300,000	312,897
Series 2012 A, 4% 1/1/16	150,000	150,017
Series 2012 C:
5% 1/1/16 (c)	100,000	100,014
5% 1/1/17 (c)	100,000	104,198
Series 2014 C, 5% 1/1/18 (c)	150,000	161,246
5% 1/1/16	190,000	190,027
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 1.375%, tender 4/4/17 (a)	925,000	927,562
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolutions Proj.) Series 2011 B. 4% 1/1/16	100,000	100,011
(Proj. One):
Series 2008 A, 5.25% 1/1/18	40,000	43,302
Series 2008 D, 5.75% 1/1/19	170,000	189,200
Series B:
5% 1/1/17	100,000	104,259
6.25% 1/1/17	445,000	469,408
6.375% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	745,000	745,127
4.25% 1/1/18	100,000	106,294
5% 11/1/17	80,000	85,920
6.25% 1/1/17	115,000	121,308

TOTAL GEORGIA		3,910,790

Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Series 2010 B, 5% 7/1/18 (c)	155,000	169,105
Hawaii Gen. Oblig. Series 2009 DR, 4% 6/1/16	100,000	101,484
State of Hawaii Dept. of Trans. Series 2013, 3% 8/1/16 (c)	380,000	384,913

TOTAL HAWAII		655,502

Illinois - 10.7%
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999, 0% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	200,000	199,986
Series 2007 A, 5% 12/1/16	100,000	101,981
Series 2008 A, 5% 1/1/18	75,000	77,827
Series 2009 A, 4% 1/1/18	100,000	101,856
4% 1/1/16	100,000	100,007
5% 1/1/18	205,000	212,726
Chicago Midway Arpt. Rev. Series 2004 A, 4.5% 1/1/18 (AMBAC Finl. Group, Inc. Insured) (c)	50,000	50,125
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2005 A, 5% 1/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	355,000	355,000
Series 2005 B:
5.25% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	365,000	365,051
5.25% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	340,000	367,713
Series 2010 A:
5% 1/1/16	450,000	450,059
5% 1/1/17	220,000	229,214
Series 2010 E, 4.5% 1/1/16 (c)	400,000	400,048
Series 2011 B:
4% 1/1/17	100,000	103,207
5% 1/1/16	325,000	325,042
5% 1/1/17 (c)	135,000	140,449
5% 1/1/17	360,000	375,077
5% 1/1/18 (c)	60,000	64,118
Series B, 5% 1/1/18 (FSA Insured)	150,000	156,206
Chicago Park District Gen. Oblig.:
Series 2006 D, 5% 1/1/16	200,000	200,022
Series 2008 H, 5% 1/1/17	250,000	258,283
Series 2011 D:
4% 1/1/18	120,000	125,368
5% 1/1/16	425,000	425,047
5% 1/1/17	200,000	206,626
Series 2013 A, 4% 1/1/16	275,000	275,025
Series 2014 D, 4% 1/1/18	500,000	522,365
5% 1/1/17	300,000	309,939
Chicago Wastewtr. Transmission Rev.:
Series 2004 B, 5.25% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	470,000	470,061
Series 2006 A, 4% 1/1/17	100,000	102,448
Series 2006 B, 5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	145,000	149,963
Series 2008 C, 4% 1/1/17	1,250,000	1,279,850
Series 2010 A:
3% 1/1/18	60,000	61,517
4% 1/1/16	1,305,000	1,305,117
Series 2012, 3% 1/1/16	850,000	850,060
Chicago Wtr. Rev.:
Series 2006 A, 5% 11/1/16 (AMBAC Insured)	635,000	654,075
Series 2012:
4% 11/1/16	255,000	260,590
5% 11/1/16	275,000	283,261
5% 11/1/17 (FSA Insured)	230,000	245,162
Cook County Gen. Oblig.:
Series 2009 A, 4% 11/15/16	685,000	701,735
Series 2014 A:
5% 11/15/16	60,000	61,977
5% 11/15/17	450,000	476,955
5% 11/15/18	200,000	215,310
Series B, 5% 11/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	710,000	752,529
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B1, 1.1%, tender 2/15/18 (a)	1,745,000	1,740,428
Illinois Fin. Auth. Gas Supply Rev. Bonds (Peoples Gas Lt. and Coke Co. Proj.) Series 2005 A, 4.3%, tender 6/1/16 (AMBAC Insured) (a)	715,000	725,503
Illinois Fin. Auth. Rev.:
(The Carle Foundation Proj.) Series 2009 A, 5.5% 2/15/16 (Assured Guaranty Corp. Insured)	1,050,000	1,055,618
Bonds Series E, 5%, tender 5/1/17 (a)	675,000	711,207
Series 2008 A, 4.375% 7/1/17	250,000	261,845
Series 2008 B, 5.5% 8/15/19	250,000	276,430
Series 2008 D, 5.5% 11/1/18	265,000	288,672
Series 2009 A, 5% 8/15/16	110,000	112,955
Series 2009 B, 4.25% 7/1/16	350,000	356,381
Series 2010 A, 5.5% 5/1/17	100,000	105,475
Series 2010:
5% 8/15/16	800,000	816,880
5% 2/15/17	70,000	72,998
Series 2012 A:
4% 5/15/16	265,000	268,191
5% 8/15/16	100,000	102,667
5% 5/15/17	105,000	110,373
5% 5/15/18	105,000	113,507
Series 2015 A:
5% 11/15/16	1,000,000	1,035,760
5% 11/15/17	125,000	133,583
5% 11/15/18	250,000	274,315
5% 4/1/16	565,000	571,108
5% 8/15/17	225,000	238,948
Illinois Gen. Oblig.:
Series 2004 A, 5% 3/1/17	75,000	75,235
Series 2004, 5% 11/1/17 (AMBAC Insured)	2,000,000	2,022,080
Series 2006:
5% 1/1/17	100,000	100,294
5% 1/1/18	250,000	250,485
Series 2007 A, 5% 6/1/18 (FSA Insured)	435,000	455,119
Series 2007 B:
5% 1/1/17	250,000	258,683
5.25% 1/1/18	365,000	385,714
Series 2010:
5% 1/1/16	605,000	605,073
5% 1/1/17	500,000	517,365
Series 2012, 5% 3/1/16	105,000	105,664
Series 2013, 4% 7/1/16	500,000	507,355
Series 2014:
3% 2/1/16	415,000	415,710
3% 2/1/17	350,000	355,845
4% 2/1/18	300,000	310,062
5% 8/1/16	255,000	260,804
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2007 A:
5.25% 2/1/16 (FGIC Insured)	1,010,000	1,013,666
5.25% 2/1/17 (FGIC Insured)	705,000	737,176
Illinois Sales Tax Rev. Series 2013, 5% 6/15/17	75,000	79,205
Illinois Unemployment Ins. Fund Bldg. Receipts:
Series 2012 A:
5% 6/15/16	575,000	586,839
5% 12/15/16	200,000	208,348
Series 2012 B, 5% 6/15/18	670,000	696,793
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 1996 A:
0% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	65,000	64,122
0% 12/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	75,000	72,380
0% 6/15/16	130,000	129,258
0% 6/15/16 (Escrowed to Maturity)	20,000	19,957
0% 6/15/17	45,000	43,802
0% 6/15/17 (Escrowed to Maturity)	10,000	9,874
0% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	105,000	99,827
Quincy Hosp. Rev. Series 2007, 5% 11/15/16	115,000	119,011
Railsplitter Tobacco Settlement Auth. Rev. Series 2010:
5% 6/1/16	1,150,000	1,169,424
5% 6/1/17	625,000	657,750
5% 6/1/18	1,240,000	1,339,274
Univ. of Illinois Board of Trustees Ctfs. of Prtn.:
Series 2008 A, 5% 10/1/16 (Escrowed to Maturity)	5,000	5,169
Series 2014 A, 5% 10/1/18	500,000	546,165
5% 10/1/16 (FSA Insured)	130,000	134,144
Univ. of Illinois Rev.:
Series 2001 A, 5.5% 4/1/16 (AMBAC Insured)	65,000	65,783
Series 2006:
5% 4/1/16	250,000	252,715
5% 4/1/17 (Nat'l. Reinsurance Co. Insured)	425,000	429,484

TOTAL ILLINOIS		38,847,475

Indiana - 2.1%
Indiana Fin. Auth. Health Sys. Rev. Series 2008 C, 5.5% 11/1/17	125,000	135,210
Indiana Fin. Auth. Hosp. Rev.:
Series 2011 N:
5% 3/1/16	200,000	201,476
5% 3/1/17	325,000	340,668
Series 2013 A, 5% 8/15/16	100,000	102,530
Series 2014 A, 3% 12/1/16	175,000	178,743
Indiana Fin. Auth. Rev. (l-69 Section 5 Proj.) Series 2014, 4% 3/1/17 (c)	800,000	819,536
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2011 B, 5% 10/1/16	225,000	232,191
Series 2012 A:
4% 10/1/16	980,000	1,004,137
5% 10/1/18	200,000	220,166
Series 2014 A, 4% 10/1/16	150,000	153,695
Indiana Health & Edl. Facilities Fing. Auth. Hosp. Rev. Series 2006 B, 5% 2/15/17	350,000	351,701
Indiana Health & Edl. Facilities Fing. Auth. Rev. Bonds:
(Ascension Health Sr. Cr. Group Proj.) Series 2006 B1, 4.1%, tender 11/3/16 (a)	350,000	359,769
Series 2006 B8, 4.1%, tender 11/3/16 (a)	2,180,000	2,240,844
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (a)	195,000	196,554
Indianapolis Gas Util. Sys. Rev. 3.5% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	175,000	181,253
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2006 F, 5% 1/1/17 (AMBAC Insured) (c)	150,000	153,050
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/17	655,000	699,972

TOTAL INDIANA		7,571,495

Kansas - 0.3%
Kansas Dev. Fin. Auth. Health Facilities Rev. (Hays Med. Ctr. Proj.) Series 2005 L, 5.25% 11/15/16	955,000	958,132
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 4% 9/1/17	175,000	183,346
Series 2014 A, 4% 9/1/16	100,000	102,085

TOTAL KANSAS		1,243,563

Kentucky - 0.7%
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
(Baptist Healthcare Sys. Proj.) Series A, 5% 8/15/17	450,000	477,896
(Saint Elizabeth Med. Ctr., Inc. Proj.) Series 2009 A, 5% 5/1/16	700,000	709,534
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2001 B, 1.35%, tender 5/1/18 (a)(c)	500,000	497,955
Series 2003 A, 1.65%, tender 4/3/17 (a)	860,000	865,280
Series 2007 B, 1.15%, tender 6/1/17 (a)	100,000	99,944

TOTAL KENTUCKY		2,650,609

Louisiana - 0.8%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/17	1,250,000	1,319,650
5% 6/1/18	1,000,000	1,088,480
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 1998 B, 5% 7/1/16	140,000	143,006
Louisiana Pub. Facilities Auth. Rev.:
Series 2009 A, 5% 7/1/17	275,000	290,766
Series 2015, 5% 7/1/18	100,000	108,740

TOTAL LOUISIANA		2,950,642

Maryland - 0.1%
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2013 A, 3% 8/15/16	335,000	339,791
Massachusetts - 4.1%
Berkshire Wind Pwr. Coop. Corp. (Wind Proj.) Series 1, 5% 7/1/16	420,000	428,875
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B, 5% 1/1/18	100,000	107,847
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds:
(Partners HealthCare Sys. Proj.) Series K4, 5%, tender 1/14/16 (a)	400,000	400,428
0.56%, tender 1/30/18 (a)	7,530,000	7,514,262
Series 2012 L, 5% 7/1/17	165,000	174,989
Series 2013 F, 4% 7/1/18	405,000	428,190
Series N, 5% 10/1/16	100,000	103,249
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 1.6%, tender 5/1/17 (a)(c)	150,000	150,527
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/16	100,000	102,773
Series 2007 A, 0.68% 11/1/18 (a)	625,000	625,244
Series 2012 D, 0.44% 1/1/18 (a)	1,500,000	1,501,035
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners HealthCare Sys., Inc. Proj.) Series 2007 G, 5% 7/1/18	100,000	106,500
Series 2004 D, 5% 11/15/16	275,000	285,535
Series 2008 E2, 5% 7/1/17	120,000	127,210
Series 2009 D, 5% 7/1/16	520,000	531,190
Series 2010 H, 5% 7/1/16	125,000	127,566
Series D, 4.5% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	430,000	452,670
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev.:
(Nuclear Proj. 4) Series 2011, 5% 7/1/16	150,000	153,318
(Pwr. Supply Proj. 6) 4% 7/1/16	300,000	305,181
Series 2011, 5% 7/1/16	710,000	725,705
4% 7/1/16	200,000	203,454
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2009 A, 4% 5/15/16	175,000	177,342
Series 2013 A, 4% 5/15/16	175,000	177,342

TOTAL MASSACHUSETTS		14,910,432

Michigan - 4.3%
Forest Hills Pub. Schools 4% 5/1/17	580,000	603,449
Grand Valley Michigan State Univ. Rev. Series 2015 C, 5% 2/1/16	150,000	150,522
Lake Orion Cmnty. School District 5% 5/1/19 (b)	900,000	1,004,310
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. Series 2011 E, 3% 11/15/17	240,000	248,770
Michigan Fin. Auth. Rev.:
Bonds Series 2015 D1, 0.888%, tender 10/15/18 (a)	1,955,000	1,954,805
Series 2010 A:
5% 12/1/16	440,000	457,362
5% 12/1/18	325,000	358,946
Series 2012, 4% 11/15/17	280,000	295,159
Series 2014, 4% 6/1/18	300,000	319,023
Michigan Hosp. Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2006 A, 5% 11/15/17	500,000	518,360
Bonds:
(Ascension Health Cr. Group Proj.) 1.5%, tender 3/15/17 (a)	1,005,000	1,012,849
Series 2010 F1, 2%, tender 5/30/18 (a)	650,000	662,415
Series 2010 F2, 1.5%, tender 3/1/17 (a)	1,010,000	1,017,626
Series 2010 F3, 1.4%, tender 6/29/18 (a)	2,025,000	2,034,376
Series 2008 A, 5.25% 5/15/17 (Escrowed to Maturity)	250,000	265,068
Series 2012 A, 5% 6/1/17	100,000	105,673
Michigan State Univ. Revs. Series 2007 A, 5% 2/15/16 (AMBAC Insured)	150,000	150,815
Oakland Univ. Rev.:
Series 2012:
3% 3/1/16	265,000	266,113
4% 3/1/17	405,000	419,932
4% 3/1/18	130,000	137,797
Series 2013 A, 4% 3/1/18	400,000	423,992
Roseville Cmnty. Schools Series 2014, 5% 5/1/18	410,000	446,215
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/17	345,000	367,442
5% 9/1/18	230,000	251,231
South Lyon Cmnty. Schools Series 2016, 4% 5/1/18 (b)	1,000,000	1,062,270
Wayne-Westland Cmnty. Schools Series 2014, 5% 5/1/18	330,000	357,565
Western Michigan Univ. Rev.:
Series 2013, 4% 11/15/16	100,000	102,897
Series 2014, 5% 11/15/17	100,000	107,441
Zeeland Pub. Schools:
4% 5/1/18	360,000	381,708
4% 5/1/18 (FSA Insured)	290,000	307,487

TOTAL MICHIGAN		15,791,618

Minnesota - 0.8%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2011 A, 5% 1/1/16	210,000	210,027
Series 2014 B, 5% 1/1/18 (c)	600,000	643,878
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2008 A, 5% 1/1/19 (Assured Guaranty Corp. Insured)	150,000	161,646
Shakopee Health Care Facilities Rev. Series 2014:
4% 9/1/16	295,000	301,484
5% 9/1/17	450,000	480,195
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2002 A:
5.25% 1/1/16	495,000	495,069
5.25% 1/1/17	180,000	188,125
Series 2009 A, 5% 1/1/16	200,000	200,026
0% 1/1/18 (AMBAC Insured)	205,000	200,582
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2006 A, 5% 1/1/17 (FSA Insured)	135,000	140,750

TOTAL MINNESOTA		3,021,782

Mississippi - 0.5%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 0.54% 9/1/17 (a)	1,880,000	1,880,376
Missouri - 0.3%
Saint Louis Arpt. Rev. Series 2007 B, 5% 7/1/16 (FSA Insured) (c)	1,000,000	1,021,230
Nebraska - 0.3%
Nebraska Pub. Pwr. District Rev.:
Series 2005 C, 5% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	200,000	200,026
Series 2010 C, 5% 1/1/17	120,000	125,050
Series 2011 A, 3% 1/1/16	100,000	100,008
Series 2012 B, 3% 1/1/16	100,000	100,008
Series 2014, 4% 1/1/17	125,000	129,034
Series B, 5% 1/1/16 (FSA Insured)	150,000	150,020
Omaha Pub. Pwr. District Elec. Rev.:
Series 2007 A, 4% 2/1/18 (Pre-Refunded to 2/1/17 @ 100)	90,000	93,277
Series 2011 A, 5% 2/1/16	125,000	125,453

TOTAL NEBRASKA		1,022,876

Nevada - 1.7%
Clark County Arpt. Rev.:
Series 2015 B, 5% 7/1/17 (c)	1,000,000	1,057,480
5% 7/1/17 (AMBAC Insured) (c)	120,000	126,898
Clark County Fuel Tax Series 2009 A, 3% 12/1/16	75,000	76,652
Clark County School District:
Series 2006 B, 4.5% 6/15/16 (AMBAC Insured)	205,000	208,686
Series 2006 C, 5% 6/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	235,000	239,745
Series 2007 A:
4.5% 6/15/17 (FGIC Insured)	555,000	584,293
4.5% 6/15/19	330,000	355,846
Series 2007 B, 5% 6/15/19	100,000	107,511
Series 2007 C:
5% 6/15/16	720,000	734,537
5% 6/15/18	300,000	322,716
Series 2008 A:
5% 6/15/17	170,000	180,188
5% 6/15/19	110,000	120,335
Series 2011 B, 5% 6/15/16	300,000	306,057
Series 2012 A, 5% 6/15/18	250,000	273,298
Series 2013 B, 5% 6/15/17	380,000	402,773
Series 2014 A, 5.5% 6/15/17	150,000	160,062
Series 2014 B, 5.5% 6/15/17	175,000	186,739
Series 2015 A, 5% 6/15/16	200,000	204,038
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2010 B, 4% 3/1/17	55,000	57,086
Series 2012 B, 5% 6/1/18	70,000	76,595
Nevada Lease Rev. Ctfs. Prtn. (Bldg. 1 Proj.) Series 2013, 5% 4/1/17	350,000	367,997

TOTAL NEVADA		6,149,532

New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2012, 4% 7/1/16	1,195,000	1,210,762
New Jersey - 4.0%
Hoboken Gen. Oblig. 3% 1/1/16	120,000	120,010
New Brunswick Hsg. Auth. Rev. (Rutgers Univ. Easton Avenue Proj.) Series 2011:
5% 7/1/16	200,000	204,444
5% 7/1/17	100,000	106,192
New Jersey Bldg. Auth. State Bldg. Rev. Series 2007 B, 5% 6/15/17	100,000	104,416
New Jersey Ctfs. of Prtn. Series 2009 A, 5% 6/15/16	240,000	244,553
New Jersey Econ. Dev. Auth. Rev.:
(N.J. Transit Corp. Ligit Rail Transit Sys. Proj.) Series 2008 A, 5% 5/1/17	100,000	104,192
Series 2008, 5% 3/1/17	180,000	186,559
Series 2011 EE:
5% 9/1/16 (Escrowed to Maturity)	400,000	411,876
5% 9/1/18	45,000	47,905
5% 9/1/18 (Escrowed to Maturity)	120,000	132,500
Series 2012, 5% 6/15/17	500,000	520,985
Series 2015 XX, 5% 6/15/19	1,000,000	1,077,140
5% 12/15/17	5,000	5,286
5% 12/15/17 (Escrowed to Maturity)	150,000	161,871
New Jersey Edl. Facilities Auth. Rev.:
(Rowan Univ. Proj.) Series 2007 B, 5.5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	255,888
Series 2008 D, 5% 7/1/17 (FSA Insured)	1,860,000	1,967,192
Series 2010 H, 5% 7/1/18	125,000	136,021
Series 2012 A, 5% 7/1/16	430,000	439,232
Series 2012 B, 3% 7/1/16	250,000	252,823
Series 2013 A, 5% 7/1/17	80,000	84,770
New Jersey Edl. Facility:
Series 2015 C, 2% 7/1/16	1,000,000	1,006,250
5% 7/1/19	205,000	208,938
New Jersey Gen. Oblig.:
Series 2001 H, 5.25% 7/1/17	255,000	269,933
Series 2005 L, 5.25% 7/15/16 (AMBAC Insured)	500,000	511,580
Series H, 5.25% 7/1/16	320,000	326,864
New Jersey Health Care Facilities Fing. Auth. Rev.:
(Virtua Health Proj.) Series A, 5.25% 7/1/17 (Assured Guaranty Corp. Insured)	75,000	79,691
Series 2007, 5% 7/1/18 (Pre-Refunded to 7/1/17 @ 100)	210,000	222,585
Series 2009 A, 5.25% 7/1/16	250,000	255,770
Series 2011:
4% 7/1/16	800,000	813,616
5% 7/1/16	1,150,000	1,174,691
5% 7/1/17	125,000	132,358
Series 2013 A:
3% 7/1/16	165,000	166,902
5% 7/1/18	100,000	109,125
4% 7/1/17	330,000	344,117
4% 7/1/19	220,000	238,924
New Jersey Trans. Trust Fund Auth.:
Series 2011 B, 5% 6/15/18	130,000	137,618
Series 2012 AA, 4% 6/15/18	980,000	1,014,359
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/17	1,000,000	1,059,780

TOTAL NEW JERSEY		14,636,956

New York - 1.0%
New York City Gen. Oblig. Series 2015 F, 0.66% 2/15/19 (a)	1,000,000	994,060
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2006 BB, 4% 6/15/17 (Pre-Refunded to 6/15/16 @ 100)	115,000	116,871
New York Metropolitan Trans. Auth. Rev. Series 2002 G1, 0.993% 11/1/17 (a)	165,000	165,107
New York Thruway Auth. Gen. Rev.:
Series 2007 H, 4% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	65,000	68,878
Series II, 5% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	275,000	286,432
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/18 (c)	2,000,000	2,143,800

TOTAL NEW YORK		3,775,148

North Carolina - 1.3%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev.:
Series 2007 A:
4.5% 1/15/16	100,000	100,127
5% 1/15/18	420,000	438,724
5% 1/15/19	125,000	130,559
Series 2009 A, 4% 1/15/17	150,000	154,985
Series 2011 A, 3% 1/15/17	100,000	102,303
Series 2012 A, 5% 1/15/17	100,000	104,342
5% 1/15/17	310,000	323,460
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1991 A, 6.5% 1/1/18 (Assured Guaranty Corp. Insured)	50,000	55,186
Series 2005 A, 4% 1/1/16 (Escrowed to Maturity)	300,000	300,000
Series 2008 A, 5.25% 1/1/19 (Pre-Refunded to 1/1/18 @ 100)	605,000	656,564
Series 2009 A, 5% 1/1/18 (Escrowed to Maturity)	125,000	135,040
Series 2009 B, 5% 1/1/17 (Escrowed to Maturity)	560,000	584,018
Series 2010 A, 5% 1/1/16 (Escrowed to Maturity)	100,000	100,000
Series 2012 A, 3% 1/1/16 (Escrowed to Maturity)	110,000	110,000
Series 2012 B, 5% 1/1/16 (Escrowed to Maturity)	245,000	245,000
North Carolina Med. Care Cmnty. Health Series 2010, 3% 11/15/16	115,000	117,389
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2010 A, 5% 1/1/16	100,000	100,013
Raleigh Durham Arpt. Auth. Arpt. Rev.:
Series 2007, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	190,000	199,601
Series 2010 A, 5% 5/1/17	200,000	211,164
Univ. of North Carolina at Chapel Hill Rev. Bonds Series 2012 B, 0.913%, tender 12/1/17 (a)	425,000	425,327

TOTAL NORTH CAROLINA		4,593,802

Ohio - 1.4%
Cleveland Ctfs. of Prtn. (Cleveland Stadium Proj.) Series 2010 A, 5% 11/15/17	200,000	214,306
Cleveland State Univ. Gen. Receipts Series 2012, 4% 6/1/17	150,000	156,531
Franklin County Hosp. Facilities Rev. (Nationwide Children's Hosp. Proj.) Series 2012 A, 5% 11/1/16	100,000	103,607
Franklin County Hosp. Rev. Bonds:
(U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 7/12/17 (a)	935,000	994,812
Series 2011 D, 4%, tender 8/1/16 (a)	85,000	86,714
Hamilton County Health Care Facilities Rev. 5% 6/1/17	65,000	68,463
Kent State Univ. Revs.:
Series 2009 B, 5% 5/1/17 (Assured Guaranty Corp. Insured)	60,000	63,317
Series 2014 A, 3% 5/1/16	275,000	277,296
Lucas County Hosp. Rev. Series 2011 D, 3% 11/15/16	220,000	224,321
Middleburg Heights Hosp. Rev. Series 2012 A, 3% 8/1/16	150,000	152,000
Ohio Bldg. Auth. (Juvenille Correctional Bldg. Fund Projs.) Series 2007 A, 5.5% 4/1/16 (FSA Insured)	75,000	75,927
Ohio Higher Edl. Facility Commission Rev.:
(Univ. of Dayton 2009 Proj.) 5% 12/1/17	155,000	166,594
Series 2010 A:
3.5% 1/15/16	50,000	50,045
5% 1/15/18	360,000	387,436
Ohio Hosp. Facilities Rev. Series 2011 A, 5% 1/1/16	100,000	100,013
Ohio Hosp. Rev.:
Series 2012 A:
5% 1/15/16	470,000	470,630
5% 1/15/17	390,000	405,705
Series 2013 A:
4% 1/15/16	200,000	200,208
5% 1/15/17	385,000	400,504
Univ. of Akron Gen. Receipts Series 2010 A, 5% 1/1/19 (FSA Insured)	400,000	444,328

TOTAL OHIO		5,042,757

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2008 C, 5% 8/15/16 (Escrowed to Maturity)	215,000	221,016
Tulsa County Indl. Auth. Health Care Rev. Series 2006, 5% 12/15/16	200,000	208,288

TOTAL OKLAHOMA		429,304

Oregon - 0.2%
Oregon Facilities Auth. Rev. (Legacy Health Proj.):
Series 2011 A, 5.25% 5/1/19	100,000	112,721
Series 2012 A, 5% 5/1/17	415,000	437,319
Port of Portland Arpt. Rev. 5% 7/1/18 (c)	80,000	87,013
Portland Swr. Sys. Rev. Series 2013 A, 5% 8/1/16	175,000	179,575

TOTAL OREGON		816,628

Pennsylvania - 4.5%
Allegheny County Arpt. Auth. Rev.:
Series 2007 A, 5% 1/1/16 (FSA Insured) (c)	730,000	730,095
Series 2007 B:
5% 1/1/17 (FSA Insured)	485,000	504,870
5% 1/1/18 (FSA Insured)	1,115,000	1,197,220
Series 2010 A, 5% 1/1/17 (FSA Insured) (c)	465,000	483,581
Series B, 5% 1/1/19 (FSA Insured)	215,000	230,811
5% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,245,000	1,294,115
5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	210,000	225,485
Allegheny County Hosp. Dev. Auth. Rev.:
Series 2008 A, 5% 9/1/17	180,000	192,047
Series 2010 A:
5% 5/15/16	120,000	122,005
5% 5/15/18	120,000	130,922
Bucks Co. Indl. Dev. Auth. Solid Waste Rev. Bonds 1.375%, tender 2/1/17 (a)	350,000	350,350
Monroeville Fin. Auth. UPMC Rev.:
Series 2012:
4% 2/15/17	200,000	207,160
4% 2/15/18	160,000	169,918
Series 2014 B, 3% 2/1/19	195,000	205,364
Montgomery County Indl. Dev. 4% 10/1/17	400,000	421,024
Montgomery County Higher Ed. & Health Auth. Hosp. Rev.:
(Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	75,000	79,146
Series 2009 A, 5% 6/1/18	130,000	141,050
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2014 A:
4% 2/1/17	350,000	362,093
4% 2/1/18	200,000	212,172
4% 2/1/19	100,000	108,318
Pennsylvania Gen. Oblig.:
Series 2007 A, 5% 11/1/17	150,000	161,129
Series 2008, 5% 5/15/16	200,000	203,378
Series 2009 1, 5% 3/15/18	120,000	130,133
Series 2011, 5% 7/1/18	150,000	164,037
Series 2012, 5% 6/1/18	300,000	327,291
Series 2013, 5% 4/1/17	250,000	263,078
4% 9/1/16	200,000	204,636
4% 9/1/19	250,000	255,330
5% 3/1/17	205,000	215,078
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2006 1, 5% 4/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	252,680
Series 2010 1, 5% 4/1/18	230,000	249,276
Series 2010 E:
5% 5/15/18	265,000	289,120
5% 5/15/19	200,000	224,448
Series 2012 1, 4% 4/1/16	260,000	262,174
5% 4/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	80,000	80,902
5% 4/1/17 (Pre-Refunded to 4/1/16 @ 100)	65,000	65,733
Philadelphia Arpt. Rev.:
Series 2007 B, 5% 6/15/17 (FSA Insured) (c)	150,000	158,300
Series 2010 A, 4% 6/15/16	105,000	106,604
Series 2010 C, 5% 6/15/18 (c)	445,000	482,981
Series 2010 D, 5% 6/15/16 (c)	500,000	509,730
Series 2011 A, 5% 6/15/18 (c)	200,000	217,070
Series 2015 A, 5% 6/15/19 (c)	1,195,000	1,327,119
Philadelphia Gas Works Rev. Eighth Series A, 5% 8/1/16	100,000	102,456
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (The Children's Hosp. of Philadelphia Proj.) Series 2007 A, 4.25% 7/1/16	250,000	254,200
Philadelphia Wtr. & Wastewtr. Rev. Series 2010 A, 5% 6/15/16	1,330,000	1,356,786
Southcentral Pennsylvania Gen. Auth. Rev. Series 2014 A, 4% 6/1/16	175,000	177,546
Southeastern Pennsylvania Trans. Auth. Rev. Series 2010, 4% 3/1/17	885,000	917,630

TOTAL PENNSYLVANIA		16,326,591

South Carolina - 0.6%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/18	1,075,000	1,176,964
South Carolina Pub. Svc. Auth. Rev.:
Series 2006 C:
5% 1/1/17 (Escrowed to Maturity)	135,000	140,859
5% 1/1/18 (FSA Insured)	125,000	130,171
Series 2007 A, 5% 1/1/18 (Pre-Refunded to 1/1/17 @ 100)	50,000	52,119
Series 2010 B, 5% 1/1/18	195,000	210,140
Series 2015 A, 5% 1/1/19 (FSA Insured)	325,000	338,413

TOTAL SOUTH CAROLINA		2,048,666

Tennessee - 0.1%
Jackson Hosp. Rev.:
5.5% 4/1/16	50,000	50,578
5.5% 4/1/16 (Escrowed to Maturity)	140,000	141,642
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2011 A1, 5% 7/1/17 (c)	30,000	31,633

TOTAL TENNESSEE		223,853

Texas - 3.9%
Brownsville Util. Sys. Rev. Series 2015:
5% 9/1/17	150,000	159,732
5% 9/1/18	1,000,000	1,097,810
Corpus Christi Util. Sys. Rev. Bonds Series 2015 B, 2%, tender 7/15/17 (a)	2,400,000	2,426,136
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A:
4% 11/1/17	200,000	211,162
5% 11/1/16	290,000	300,388
Series 2013 E, 5% 11/1/17 (c)	100,000	107,099
Series 2014 A:
3% 11/1/16 (c)	180,000	183,361
3% 11/1/17 (c)	185,000	191,482
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
(Texas Children's Hosp. Proj.) Series 2010, 5% 10/1/16	110,000	113,632
Series 2013 A:
4% 12/1/16	225,000	231,629
4% 12/1/18	395,000	425,281
5% 12/1/17	375,000	402,754
Harris County Health Facilities Dev. Corp. Rev.:
Series 2005 A5, 5% 7/1/16 (FSA Insured)	700,000	714,476
Series 2005 A6, 5% 7/1/16 (FSA Insured)	300,000	306,204
Houston Arpt. Sys. Rev.:
Series 2007 B, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	225,000	229,820
Series 2011 A:
5% 7/1/18 (c)	100,000	108,997
5% 7/1/19 (c)	435,000	485,738
Series 2012 A, 5% 7/1/18 (c)	90,000	98,097
5% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	300,000	318,162
Houston Cmnty. College Sys. Rev. Series 2011, 5% 2/15/18	80,000	86,711
Houston Util. Sys. Rev. Bonds 0.76%, tender 6/1/17 (a)	425,000	424,766
Lower Colorado River Auth. Rev.:
(LCRA Transmission Corp. Proj.) Series 2011 A, 5% 5/15/16	740,000	752,173
(LCRA Transmission Svcs. Corp. Proj.) Series 2006 A, 5% 5/15/18	535,000	543,079
Series 2008:
5% 5/15/18	305,000	331,941
5.5% 5/15/19	135,000	147,959
Series 2012 B, 5% 5/15/17	100,000	105,592
Series 2012, 3.5% 5/15/16	375,000	379,159
Series 2013, 4% 5/15/16	565,000	572,272
Series 2014, 5% 5/15/18	195,000	212,224
Series 2015 D:
4% 5/15/17	140,000	145,942
5% 5/15/16	400,000	406,580
5% 5/15/16	570,000	579,377
5% 5/15/17	165,000	174,227
San Antonio Elec. & Gas Sys. Rev. Series 2006 B, 5% 2/1/18	100,000	104,518
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009, 5% 10/1/17	60,000	64,303
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
Series 2011 A, 5% 11/15/16	200,000	207,592
Series 2014, 5% 12/1/16	125,000	129,979
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. 5% 2/15/16	250,000	251,358
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/16	435,000	431,142
0% 9/1/16 (Escrowed to Maturity)	190,000	189,394

TOTAL TEXAS		14,352,248

Utah - 0.1%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2007 A, 5% 7/1/16	150,000	153,311
Virginia - 0.4%
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 A, 1.75%, tender 5/16/19 (a)	1,500,000	1,506,840
Washington - 1.0%
Chelan County Pub. Util. District #1 Rev. Series 2011 B, 5% 7/1/18 (c)	100,000	108,791
Clark County Pub. Util. District #1 Generating Sys. Rev. Series 2010, 5% 1/1/16	260,000	260,034
Energy Northwest Wind Proj. Rev. Series 2014, 5% 7/1/16	160,000	163,475
Port of Seattle Rev.:
Series 2010 A, 4% 6/1/16	225,000	228,229
Series 2010 B, 5% 6/1/16	150,000	152,756
Series 2010 C:
5% 2/1/17 (c)	185,000	193,094
5% 2/1/18 (c)	625,000	674,731
Series 2012 A:
4% 8/1/17	100,000	104,724
5% 8/1/16	250,000	256,388
Series 2012 B, 4% 8/1/17 (c)	115,000	120,155
Seattle Muni. Lt. & Pwr. Rev. Series 2010 B, 4% 2/1/16	200,000	200,574
Washington Ctfs. of Prtn. Series 2013 D, 4% 7/1/17	240,000	251,251
Washington Gen. Oblig.:
Series 2004 C, 0% 6/1/18	185,000	179,585
Series S5, 0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	400,000	391,072
Washington Health Care Facilities Auth. Rev.:
Series 2011 B, 5% 10/1/16	150,000	154,941
Series 2014, 5% 3/1/18	225,000	241,517
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series 1993 C, 0% 7/1/18	100,000	96,377

TOTAL WASHINGTON		3,777,694

West Virginia - 0.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds 1.9%, tender 4/1/19 (a)	500,000	501,560
Wisconsin - 1.8%
Milwaukee County Arpt. Rev.:
Series 2005 A, 5.25% 12/1/16 (FSA Insured) (c)	480,000	499,128
Series 2007 A, 5% 12/1/17 (c)	200,000	207,410
Series 2010 B, 5% 12/1/16 (c)	550,000	570,680
Wisconsin Gen. Oblig. Series 2008 C, 5% 5/1/16	225,000	228,402
Wisconsin Health & Edl. Facilities:
Bonds Series 2013 B:
4%, tender 3/1/18 (a)	2,675,000	2,836,035
4%, tender 5/30/19 (a)	490,000	532,836
Series 2013 A, 5% 11/15/18	160,000	176,603
4% 12/15/16	250,000	257,705
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	55,000	57,808
Series 2012 A, 5% 7/15/16	500,000	511,435
Series 2012 B:
5% 8/15/16	300,000	308,301
5% 8/15/18	225,000	247,806
5% 10/1/16	100,000	103,196

TOTAL WISCONSIN		6,537,345

TOTAL MUNICIPAL BONDS
(Cost $230,379,822)		230,443,155

Municipal Notes - 39.7%
Alabama - 0.8%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.42% 1/7/16, VRDN (a)(c)	2,903,000	$2,903,000
Arkansas - 0.2%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 0.35% 1/7/16, VRDN (a)(c)	800,000	800,000
Georgia - 4.2%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) First Series 2009, 0.22% 1/4/16, VRDN (a)	15,050,000	15,050,000
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Plant Co. Scherer Proj.) Series 2008, 0.22% 1/4/16, VRDN (a)	300,000	300,000

TOTAL GEORGIA		15,350,000

Idaho - 0.4%
Deutsche Spears/Lifers Trust Participating VRDN Series DB 1102, 0.33% 1/7/16 (Liquidity Facility Deutsche Bank AG) (a)(d)	1,500,000	1,500,000
Illinois - 8.7%
Chicago Metropolitan Wtr. Reclamation District Greater Chicago Participating VRDN Series Putters 4360, 0.35% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 0.51% 1/7/16 (Liquidity Facility Citibank NA) (a)(d)	9,375,000	9,375,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 0.41% 1/7/16 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000
Tender Option Bond Trust Receipts Participating VRDN Series DB 15 XF1006, 0.32% 1/7/16 (Liquidity Facility Deutsche Bank AG) (a)(d)	11,880,000	11,880,000
West Chicago Indl. Dev. Auth. Indl. Dev. Rev. (Royal Gold Ribbon Foods Proj.) Series 1999, 0.36% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(c)	600,000	600,000

TOTAL ILLINOIS		31,855,000

Indiana - 1.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 0.35% 1/7/16, VRDN (a)(c)	3,880,000	3,880,000
Kentucky - 0.2%
Bardstown Indl. Rev. (JAV Invt. LLC Proj.) Series 2001, 0.46% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(c)	300,000	300,000
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	300,000	316,512

TOTAL KENTUCKY		616,512

Louisiana - 3.5%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.4% 1/7/16, VRDN (a)	7,000,000	7,000,000
Series 2010 B1, 0.33% 1/7/16, VRDN (a)	5,660,000	5,660,000

TOTAL LOUISIANA		12,660,000

Maryland - 2.0%
Anne Arundel County Econ. Dev. Rev. 0.4% 1/6/16, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	4,475,000	4,475,000
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 1995, 0.36% 1/7/16 (Liquidity Facility Manufacturers & Traders Trust Co.), VRDN (a)	2,815,000	2,815,000

TOTAL MARYLAND		7,290,000

Michigan - 0.7%
Lowell Mich Ltd. Oblig. Indl. Dev. (Litehouse, Inc. Proj.) Series 2003, 0.4% 1/7/16, LOC Fifth Third Bank, Cincinnati, VRDN (a)(c)	965,000	965,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Crest Industries, Inc. Proj.) Series 2000 A, 0.46% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(c)	460,000	460,000
(Press-Way, Inc. Proj.) Series 1998, 0.5% 1/7/16, LOC JPMorgan Chase Bank, VRDN (a)(c)	1,000,000	1,000,000

TOTAL MICHIGAN		2,425,000

New Jersey - 0.6%
New Jersey Health Care Facilities Fing. Auth. Rev. Participating VRDN Series Floaters 3018, 0.4% 1/7/16 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	1,750,725	1,750,725
Newark Gen. Oblig. TAN Series 2015 A, 1.75% 2/19/16	500,000	500,275

TOTAL NEW JERSEY		2,251,000

New York - 2.4%
Binghamton Gen. Oblig. BAN Series 2015 B, 2% 11/18/16	1,000,000	1,009,240
Nassau County Indl. Dev. Agcy. Indl. Dev. Rev. (Rubies Costume Co. Proj.) Series 1999, 0.3% 1/7/16, LOC Bank of America NA, VRDN (a)	760,000	760,000
Rensselaer County Indl. Dev. Auth. Civic Facilities Rev. (Rensselaer Polytechnic Institute Proj.) Series 1997 A, 0.45% 1/7/16, VRDN (a)	6,195,000	6,195,000
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A:
0.39% 1/7/16, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	335,000	335,000
0.39% 1/7/16, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	525,000	525,000

TOTAL NEW YORK		8,824,240

North Carolina - 5.0%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth.:
(Nucor Corp. Proj.) Series 2000 A, 0.35% 1/7/16, VRDN (a)(c)	13,700,000	13,700,000
Series 2000 B, 0.3% 1/7/16, VRDN (a)(c)	4,400,000	4,400,000

TOTAL NORTH CAROLINA		18,100,000

Ohio - 0.0%
Franklin County Indl. Dev. Rev. (Girl Scout Council Proj.) 0.38% 1/7/16, LOC PNC Bank NA, VRDN (a)	70,000	70,000
Texas - 9.5%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2009 A, 0.27% 1/4/16, VRDN (a)	5,070,000	5,070,000
Series 2010 B, 0.27% 1/4/16, VRDN (a)	5,880,000	5,880,000
Series 2010 C, 0.26% 1/4/16, VRDN (a)	8,000,000	8,000,000
Series 2010 D, 0.27% 1/4/16, VRDN (a)	15,750,000	15,749,969

TOTAL TEXAS		34,699,969

Wisconsin - 0.4%
Baraboo Indl. Dev. Rev. (Teel Plastics, Inc. Proj.) Series 2007, 0.4% 1/7/16, LOC BMO Harris Bank NA, VRDN (a)	985,000	985,000
Kimberly Dev. Rev. (Fox Cities YMCA Proj.) Series 2002, 0.34% 1/7/16, LOC BMO Harris Bank NA, VRDN (a)	200,000	200,000
River Falls Indl. Dev. Rev. 0.4% 1/7/16, LOC U.S. Bank NA, Cincinnati, VRDN (a)(c)	460,000	460,000

TOTAL WISCONSIN		1,645,000

TOTAL MUNICIPAL NOTES
(Cost $144,867,795)		144,869,721
TOTAL INVESTMENT PORTFOLIO - 102.9%
(Cost $375,247,617)		375,312,876
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(10,576,207)
NET ASSETS - 100%		$364,736,669

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Industrial Development	21.9%
Health Care	18.7%
Electric Utilities	13.4%
General Obligations	13.4%
Synthetics	9.5%
Transportation	8.9%
Special Tax	5.5%
Education	5.2%
Others* (Individually Less Than 5%)	3.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $375,247,617)		$375,312,876
Cash		10,478
Receivable for fund shares sold		174,846
Interest receivable		2,548,640
Receivable from investment adviser for expense reductions		24,240
Other receivables		87
Total assets		378,071,167
Liabilities
Payable for investments purchased on a delayed delivery basis	$3,119,504
Payable for fund shares redeemed	10,069,590
Distributions payable	40,225
Accrued management fee	86,579
Other affiliated payables	17,347
Other payables and accrued expenses	1,253
Total liabilities		13,334,498
Net Assets		$364,736,669
Net Assets consist of:
Paid in capital		$364,664,237
Undistributed net investment income		7,173
Net unrealized appreciation (depreciation) on investments		65,259
Net Assets		$364,736,669
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($73,914,143 ÷ 7,364,767 shares)		$10.04
Institutional Class:
Net Asset Value, offering price and redemption price per share ($290,822,526 ÷ 28,977,088 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$1,845,696
Expenses
Management fee	$775,428
Transfer agent fees	155,501
Independent trustees' compensation	993
Miscellaneous	310
Total expenses before reductions	932,232
Expense reductions	(131,634)	800,598
Net investment income (loss)		1,045,098
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,825
Total net realized gain (loss)		28,825
Change in net unrealized appreciation (depreciation) on investment securities		(55,919)
Net gain (loss)		(27,094)
Net increase (decrease) in net assets resulting from operations		$1,018,004

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,045,098	$272,120
Net realized gain (loss)	28,825	14,750
Change in net unrealized appreciation (depreciation)	(55,919)	89,733
Net increase (decrease) in net assets resulting from operations	1,018,004	376,603
Distributions to shareholders from net investment income	(1,037,794)	(272,095)
Distributions to shareholders from net realized gain	(35,775)	(19,173)
Total distributions	(1,073,569)	(291,268)
Share transactions - net increase (decrease)	176,194,534	138,343,926
Total increase (decrease) in net assets	176,138,969	138,429,261
Net Assets
Beginning of period	188,597,700	50,168,439
End of period (including undistributed net investment income of $7,173 and distributions in excess of net investment income of $100, respectively)	$364,736,669	$188,597,700

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.032	.015	.002
Net realized and unrealized gain (loss)	–C	.021	.020
Total from investment operations	.032	.036	.022
Distributions from net investment income	(.031)	(.015)	(.002)
Distributions from net realized gain	(.001)	(.001)	–
Total distributions	(.032)	(.016)	(.002)
Net asset value, end of period	$10.04	$10.04	$10.02
Total ReturnD,E	.32%	.36%	.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	.40%	.40%	.40%H
Expenses net of fee waivers, if any	.39%	.40%	.40%H
Expenses net of all reductions	.39%	.40%	.40%H
Net investment income (loss)	.32%	.15%	.11%H
Supplemental Data
Net assets, end of period (000 omitted)	$73,914	$45,107	$22,205
Portfolio turnover rateI	32%	51%	- %J,K

 A For the period October 15, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount represents less than .005%.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.042	.025	.004
Net realized and unrealized gain (loss)	–C	.021	.020
Total from investment operations	.042	.046	.024
Distributions from net investment income	(.041)	(.025)	(.004)
Distributions from net realized gain	(.001)	(.001)	–
Total distributions	(.042)	(.026)	(.004)
Net asset value, end of period	$10.04	$10.04	$10.02
Total ReturnD,E	.42%	.46%	.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%H
Expenses net of fee waivers, if any	.29%	.30%	.30%H
Expenses net of all reductions	.29%	.30%	.30%H
Net investment income (loss)	.42%	.25%	.22%H
Supplemental Data
Net assets, end of period (000 omitted)	$290,823	$143,491	$27,963
Portfolio turnover rateI	32%	51%	- %J,K

 A For the period October 15, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount represents less than .005%.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$246,707
Gross unrealized depreciation	(180,243)
Net unrealized appreciation (depreciation) on securities	$66,464
Tax Cost	$375,246,412

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$5,967
Net unrealized appreciation (depreciation) on securities and other investments	$66,464

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Tax-exempt Income	$1,037,794	$272,095
Ordinary Income	35,775	19,173
Total	$1,073,569	$ 291,268

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $148,987,426 and $41,549,283, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of 0.30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$52,530
Institutional Class	102,971
$155,501

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $310 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	0.35%(a)	$5,344
Institutional Class	0.30%/0.25%(a)	125,784
		$131,128

 (a) Expense limitation effective November 1, 2015

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $506.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Conservative Income Municipal Bond	$167,696	$58,697
Institutional Class	870,098	213,398
Total	$1,037,794	$272,095
From net realized gain
Conservative Income Municipal Bond	$7,215	$4,693
Institutional Class	28,560	14,480
Total	$35,775	$19,173

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Conservative Income Municipal Bond
Shares sold	5,228,688	5,731,977	$52,487,644	$57,532,962
Reinvestment of distributions	12,669	5,099	127,195	51,191
Shares redeemed	(2,370,994)	(3,459,068)	(23,803,845)	(34,727,886)
Net increase (decrease)	2,870,363	2,278,008	$28,810,994	$22,856,267
Institutional Class
Shares sold	26,484,896	15,995,878	$265,900,155	$160,570,529
Reinvestment of distributions	67,293	19,610	675,635	196,896
Shares redeemed	(11,871,797)	(4,509,814)	(119,192,250)	(45,279,766)
Net increase (decrease)	14,680,392	11,505,674	$147,383,540	$115,487,659

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity® Conservative Income Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Conservative Income Municipal Bond Fund (a fund of Fidelity Municipal Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Conservative Income Municipal Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Conservative Income Municipal Bond	.38%
Actual		$1,000.00	$1,002.80	$ 1.92
Hypothetical-C		$1,000.00	$1,023.29	$ 1.94
Institutional Class	.28%-D
Actual		$1,000.00	$1,003.30	$1.41-D
Hypothetical-C		$1,000.00	$1,023.79	$1.43-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D If fees effective November 1, 2015 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio-(a)	Expenses Paid
Institutional Class	.25%
Actual		$1.26
Hypothetical-(b)		$1.28

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $2,316, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 12.26% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract.

Fidelity Conservative Income Municipal Bond Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

The Board further considered that FMR contractually agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.30% through February 29, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,161,119,572.85	97.256
Withheld	145,658,558.01	2.744
TOTAL	5,306,778,130.86	100.000
John Engler
Affirmative	5,146,088,620.45	96.972
Withheld	160,689,510.41	3.028
TOTAL	5,306,778,130.86	100.000
Albert R. Gamper, Jr.
Affirmative	5,139,390,851.27	96.846
Withheld	167,387,279.59	3.154
TOTAL	5,306,778,130.86	100.000
Robert F. Gartland
Affirmative	5,156,371,432.16	97.166
Withheld	150,406,698.70	2.834
TOTAL	5,306,778,130.86	100.000
Abigail P. Johnson
Affirmative	5,146,073,980.40	96.972
Withheld	160,704,150.46	3.028
TOTAL	5,306,778,130.86	100.000
Arthur E. Johnson
Affirmative	5,154,966,257.69	97.140
Withheld	151,811,873.17	2.860
TOTAL	5,306,778,130.86	100.000
Michael E. Kenneally
Affirmative	5,159,083,013.51	97.217
Withheld	147,695,117.35	2.783
TOTAL	5,306,778,130.86	100.000
James H. Keyes
Affirmative	5,140,479,428.90	96.867
Withheld	166,298,701.96	3.133
TOTAL	5,306,778,130.86	100.000
Marie L. Knowles
Affirmative	5,154,662,494.64	97.134
Withheld	152,115,636.22	2.866
TOTAL	5,306,778,130.86	100.000
Geoffrey A. von Kuhn
Affirmative	5,150,464,060.01	97.055
Withheld	156,314,070.85	2.945
TOTAL	5,306,778,130.86	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CMB-ANN-0216
1.967792.102

Item 2.

Code of Ethics

As of the end of the period, December 31, 2015, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$43,000	$-	$2,300	$1,600
Fidelity Limited Term Municipal Income Fund	$51,000	$-	$2,300	$2,900
Fidelity Michigan Municipal Income Fund	$49,000	$-	$2,300	$1,700
Fidelity Minnesota Municipal Income Fund	$49,000	$-	$2,300	$1,700
Fidelity Municipal Income Fund	$67,000	$-	$2,300	$3,500
Fidelity Ohio Municipal Income Fund	$49,000	$-	$2,300	$1,700
Fidelity Pennsylvania Municipal Income Fund	$49,000	$-	$2,300	$1,700

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$40,000	$-	$2,400	$1,700
Fidelity Limited Term Municipal Income Fund	$49,000	$-	$2,400	$3,000
Fidelity Michigan Municipal Income Fund	$47,000	$-	$2,400	$1,900
Fidelity Minnesota Municipal Income Fund	$46,000	$-	$2,400	$1,900
Fidelity Municipal Income Fund	$65,000	$-	$2,400	$3,600
Fidelity Ohio Municipal Income Fund	$47,000	$-	$2,400	$1,900
Fidelity Pennsylvania Municipal Income Fund	$46,000	$-	$2,400	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A
PwC	$5,675,000	$8,135,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 24, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016